As filed with the Securities and Exchange Commission on October 5, 2000

                                                     Registration No. 33-


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM N-14

 -                                         -
|_|Pre-Effective Amendment No.__          |_| Post-Effective Amendment No.__

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                             LIBERTY FUNDS TRUST III*
               (Exact Name of Registrant as Specified in Charter)

                                  617-426-3750

                        (Area Code and Telephone Number)

                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                    (Address of Principal Executive Offices)

                            -------------------------
                                WILLIAM J. BALLOU
                             Liberty Funds Group LLC

                              One Financial Center

                           Boston, Massachusetts 02111

                    (Name and Address of Agents for Service)

                            -------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                            -------------------------

It is proposed that this filing will become effective on November 4, 2000 pursuant to Rule 488.

                            -------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to shares previously registered on the aforesaid Registration Statement.

*On behalf of its Liberty Select Value Fund, The Liberty Fund, Liberty Special Fund and Liberty Contrarian Equity Fund series.

                              LIBERTY MUTUAL FUNDS
                             STEIN ROE MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111


Dear Shareholder:

Your Fund will hold a special meeting on December 19, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. You will be asked to vote on the acquisition of your Fund and on the election of eleven Trustees. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by the combined prospectus/proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

Your Fund is part of one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc., the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty organization to focus its portfolio management resources on a more focused group of portfolios. Please review the enclosed prospectus/proxy statement for a more detailed description of the proposed acquisition of your Fund and the specific reasons it is being proposed.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

Your Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the combined prospectus/proxy statement, please feel free to call the contact number listed in the enclosed prospectus/proxy statement.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson, President
November 8, 2000
[Job Code]

              NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD
                                DECEMBER 19, 2000

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                        STEIN ROE DISCIPLINED STOCK FUND

                             LIBERTY FUNDS TRUST VI
                          LIBERTY SMALL-CAP VALUE FUND


         NOTICE IS HEREBY GIVEN that Special Meetings of the shareholders of the Stein Roe Disciplined Stock Fund and the Liberty Small-Cap Value Fund (together, the "Acquired Funds") will be held at 10:00 a.m. on Tuesday, December 19, 2000 at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111 for these purposes:

         1. SHAREHOLDERS OF THE STEIN ROE DISCIPLINED STOCK FUND VOTE: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Disciplined Stock Fund to, and the assumption of all of the liabilities of the Stein Roe Disciplined Stock Fund by, the Liberty Select Value Fund in exchange for shares of the Liberty Select Value Fund and the distribution of such shares to the shareholders of the Stein Roe Disciplined Stock Fund in complete liquidation of the Stein Roe Disciplined Stock Fund.

         2. SHAREHOLDERS OF THE LIBERTY SMALL-CAP VALUE FUND VOTE: To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Small-Cap Value Fund to the Liberty Select Value Fund in exchange for shares of the Liberty Select Value Fund and the assumption of all of the liabilities of the Liberty Small-Cap Value Fund and the distribution of such shares to the shareholders of the Liberty Small-Cap Value Fund in complete liquidation of the Liberty Small-Cap Value Fund.

         3. SHAREHOLDERS OF THE STEIN ROE DISCIPLINED STOCK FUND VOTE: To elect eleven Trustees.

         4. SHAREHOLDERS OF THE LIBERTY SMALL-CAP VALUE FUND VOTE: To elect eleven Trustees.

         5. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.


                                        By order of the Board of Trustees,


                                        William J. Ballou, Assistant Secretary

November 8, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

COMBINED PROSPECTUS AND PROXY STATEMENT
NOVEMBER 8, 2000

ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF
STEIN ROE DISCIPLINED STOCK FUND
c/o Liberty-Stein Roe Funds Investment Trust
One Financial Center
Boston, Massachusetts 02111
1-800-338-2550

AND

LIBERTY SMALL-CAP VALUE FUND
c/o Liberty Funds Trust VI
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

BY AND IN EXCHANGE FOR SHARES OF
LIBERTY SELECT VALUE FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750


TABLE OF CONTENTS

Synopsis.........................................................................................
Proposal 1 - Acquisition of the Stein Roe Disciplined Stock Fund by
                the Liberty Select Value Fund....................................................
     Principal Investment Risks..................................................................
     Information about the Acquisition...........................................................
Proposal 2 - Acquisition of the Liberty Small-Cap Value Fund by
                the Liberty Select Value Fund....................................................
     Principal Investment Risks..................................................................
     Information about the Acquisition...........................................................
Information Applicable to Proposals 1 and 2......................................................
Proposal 3 - Election of Trustees by Stein Roe Disciplined Stock Fund
                Shareholders.....................................................................
Proposal 4 - Election of Trustees by Liberty Small-Cap Value Fund
                Shareholders.....................................................................
General..........................................................................................
     Voting Information..........................................................................

Appendix A - Form of Agreement and Plan of Reorganization........................................
Appendix B - Fund Information....................................................................
Appendix C - Capitalization......................................................................
Appendix D - Management's Discussion of Fund Performance for the Liberty Select Value Fund.......

         This combined Prospectus/Proxy Statement contains information you should know before voting on the proposed acquisition of the Stein Roe Disciplined Stock Fund (the "Disciplined Stock Fund") and the Liberty Small-Cap Value Fund (the "Small Cap Fund") (together, the "Acquired Funds") by Liberty Select Value Fund (the "Select Value Fund") (each, an "Acquisition," and together, the "Acquisitions") or voting on the other proposals to be considered at a Special Meeting of Shareholders of each Acquired Fund (the "Meetings"), which will be held at 10:00 a.m. Eastern Time on December 19, 2000 at the offices of Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Disciplined Stock Fund by the Select Value Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Small Cap Fund by the Select Value Fund. If the Acquisition of your Fund occurs, you will become a shareholder of the Select Value Fund. The Select Value Fund seeks long-term growth. If the Agreement and Plan of Reorganization for your Fund is approved by the shareholders of your Fund and the Acquisition occurs, your Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Select Value Fund in exchange for shares of the same class with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the same class.

         Proposal 3 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty-Stein Roe Funds Investment Trust (the "Stein Roe Trust"), of which the Disciplined Stock Fund is a series. Proposal 4 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty Funds Trust VI ("Trust VI"), of which the Small Cap Fund is a series.

         If you are a shareholder of the Disciplined Stock Fund, you are being asked to vote on Proposals 1 and 3 in this Prospectus/Proxy Statement. Please review these Proposals carefully, as well as the section "Information Applicable to Proposals 1 and 2." If you are a shareholder of the Small Cap Fund, you are being asked to vote on Proposals 2 and 4 in this Prospectus/Proxy Statement. Please review these Proposals carefully, as well as the section "Information Applicable to Proposals 1 and 2."

         Please review the enclosed Prospectuses of the Select Value Fund. Each of these documents is incorporated in this Prospectus/Proxy Statement by reference. The following documents have also been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

         - The Prospectus of the Disciplined Stock Fund dated February 1, 2000, as supplemented on February 11, 2000, April 20, 2000, June 5, 2000, June 23, 2000, July 14, 2000, August 2, 2000,
                  August 11, 2000, August 28, 2000 and September 1, 2000.

         - The Prospectuses of the Small Cap Fund dated November 1, 1999, as supplemented on December 28, 1999, August 2, 2000 and August 15, 2000.

         - The Statement of Additional Information of the Disciplined Stock Fund dated February 1, 2000, as supplemented on June 23, 2000.

         - The Statement of Additional Information of the Small Cap Fund dated November 1, 1999, as supplemented on June 23, 2000 and August 21, 2000.

         - The Statement of Additional Information of the Select Value Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Disciplined Stock Fund dated September 30, 1999.

         - The financial statements included in the Disciplined Stock Fund's Semi-Annual Report to Shareholders dated March 31, 2000.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Small Cap Fund dated June 30, 2000.

         - The Statement of Additional Information of the Select Value Fund dated November 8, 2000 relating to the Acquisitions.

         Each Acquired Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, Small Cap Fund and Select Value Fund shareholders may call 1-800-426-3750 and Disciplined Stock Fund shareholders may call 1-800-338-2550, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the web site of your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired Small Cap Fund and Select Value Fund shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 if you have special TTD equipment. Text-only versions of all the Disciplined Stock Fund, Small Cap Fund and Select Value Fund documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-

0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE SELECT VALUE FUND OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SYNOPSIS

         THE FOLLOWING QUESTIONS AND RESPONSES PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE OTHER MATTERS TO BE CONSIDERED AT THE MEETINGS AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE, AS THIS SECTION IS ONLY A SYNOPSIS OF THE COMPLETE DOCUMENT.

1.       WHAT IS BEING PROPOSED?

         First, the Trustees of each of the Funds are recommending in Proposal 1 that the Select Value Fund acquire the Disciplined Stock Fund and in Proposal 2 that the Select Value Fund acquire the Small Cap Fund. This means that the Select Value Fund would acquire all of the assets and liabilities of the Disciplined Stock Fund and the Small Cap Fund in exchange for shares of the Select Value Fund representing the aggregate net asset value of each Acquired Fund's assets and liabilities. If Proposals 1 and 2 are approved, you will receive shares of the Select Value Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the day before the closing of the Acquisitions. The Acquisitions are currently scheduled to take place on or around January 16, 2001. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy, even if the shareholders of the other Acquired Fund have not approved their Fund's Acquisition.

         In addition, the Trustees of the Disciplined Stock Fund and the Trustees of the Small Cap Fund are recommending in Proposal 3 and Proposal 4, respectively, that you vote in favor of eleven nominees for Trustees.

2.       WHY ARE THE ACQUISITIONS BEING PROPOSED?

         The Trustees of each of the Disciplined Stock Fund and the Small Cap Fund recommend approval of the Acquisitions because they offer shareholders of each Acquired Fund an investment in a fund with similar investment goals and the economies of scale of a larger fund including a reduction in the fees and expenses of both the Disciplined Stock Fund and the Small Cap Fund. In reviewing the Acquisitions, the Trustees also considered:

         - that it is unlikely the Acquired Funds will achieve scale through sales growth;

         - the expected addition of a management fee breakpoint for the combined fund, which should decrease the overall fee payable by the combined fund;

         - the ability of the Funds' investment advisors to create a more focused value-style investment management team; and

         - the tax-free nature of the Acquisitions as opposed to other alternatives for the Funds and for shareholders and other tax considerations.

         Please review "Reasons for the Acquisition" in Proposal 1 and Proposal 2 of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

         SHAREHOLDERS OF THE SMALL CAP FUND SHOULD NOTE THAT THE SELECT VALUE FUND IS PRIMARILY A "MID CAP" FUND, NOT A SMALL CAP FUND.

3. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE SELECT VALUE FUND IF THE ACQUISITIONS OCCUR?

         You will receive the same class of shares that you currently own in the Disciplined Stock Fund or the Small Cap Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF YOUR ACQUIRED FUND AND THE SELECT VALUE FUND COMPARE?

         This table shows the investment goals and primary investment strategies of each Fund:

                    DISCIPLINED STOCK FUND                           SMALL CAP FUND
                    ----------------------                           --------------
         INVESTMENT GOAL:  The Disciplined Stock       INVESTMENT GOAL:  The Small Cap Fund seeks
         Fund seeks long-term growth.                  long-term growth by investing primarily in
                                                       smaller capitalization equities.

         PRIMARY INVESTMENT STRATEGIES:                PRIMARY INVESTMENT STRATEGIES:
         The Disciplined Stock Fund seeks to achieve   The Small Cap Fund seeks to achieve its
         its goal as follows:                          goal as follows:

         -    The Fund invests primarily in common     -    The Fund invests at least 65% of its
              stocks of midcapitalization companies         total assets in small capitalization
              (defined as stocks with market caps           stocks (defined as stocks with market
              between $2.2 and $9.0 billion at the          caps between $20 million and the
              time of purchase).                            largest market capitalization in the
         -    The Fund may also invest in companies         Russell 2000 Index or any stock in the
              having large market capitalizations           S&P Small Cap 600 Index at the time of
              (defined as stocks with market caps           purchase).
              greater than $9.0 billion at the time
              of purchase) and up to 25% of its
              assets in foreign stocks.

         -    The Fund uses a "blend" strategy by
              investing in both "growth" and/or
              "value" companies.

                                SELECT VALUE FUND

                           INVESTMENT GOAL: The Select Value Fund seeks long-term growth.

                           PRIMARY INVESTMENT STRATEGIES:

                           The Select Value Fund seeks to achieve its goal as follows:

                           - The Fund invests primarily in middle capitalization stocks (defined as stocks with market caps between $400 million and the largest stock in the Russell Midcap Index or any stock in the S&P MidCap 400 index at the time of purchase).

         The investment policies of each of the Disciplined Stock Fund and the Small Cap Fund, on the one hand, and the Select Value Fund, on the other hand, are similar, except as follows:

         - The Select Value Fund may, but the Disciplined Stock Fund may not, invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (with certain exceptions for American Depository Receipts "ADRs");

         - The Select Value Fund, may, but the Disciplined Stock Fund may not, invest more than 5% of its total assets in restricted securities, other than so-called "Rule 144A securities";

         - The Select Value Fund is not permitted to have more than 5% of its total assets invested in real estate acquired as the result of owning securities, while there is no such restriction on the Acquired Funds; and

         - In addition to the foregoing significant considerations, the Disciplined Stock Fund has a number of investment restrictions that the Select Value Fund is not subject to. Many of these restrictions were imposed by regulations of state securities laws which are no longer applicable to mutual funds.

         In addition, the Disciplined Stock Fund currently pursues its investment program by investing all of its assets in another investment company, the Stein Roe & Farnham Disciplined Stock Portfolio (the "Master Fund"), although a small interest in the Master Fund is also owned by Liberty Financial Companies, Inc. ("Liberty Financial"). The Master Fund is advised by Stein Roe and invests in a diversified portfolio of securities. This arrangement is known as a "master-feeder" structure. The Disciplined Stock Fund currently owns substantially all of the shares of the Master Fund. If Proposal 1 is approved, prior to the Acquisition, the Master Fund is expected to liquidate the interests of Liberty Financial in the Master Fund and distribute all of its remaining assets to the Disciplined Stock Fund in exchange for all of the shares of the Master Fund owned by the Disciplined Stock Fund in complete liquidation of the Master Fund. As a result, the Disciplined Stock Fund will cease, immediately before the Acquisition, to operate under a "master-feeder" structure.

         For a complete list of the Funds' investment restrictions, see the Statement of Additional Information of each Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

5. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

         The following tables allow you to compare the sales charges and management fees and expenses of the Disciplined Stock Fund, the Small Cap Fund and the

         Select Value Fund and to analyze the estimated expenses that Colonial expects the combined fund to bear in the first year following the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by the Disciplined Stock Fund for its last fiscal year ended September 30, 1999, by the Small Cap Fund for its last fiscal year ended June 30, 2000, and by the Select Value Fund for its last fiscal year ended October 31, 1999.

         Detailed pro forma combined expense information presented in the Annual Fund Operating Expenses table below for the combined fund is provided based on the assumption that the Select Value Fund acquires both Acquired Funds. In addition, following the presentation of that detailed information, the total Annual Fund Operating Expenses are presented on a pro forma combined basis for each possible scenario in which the Select Value Fund acquires one, but not the other, Acquired Fund.

SHAREHOLDER FEES

(paid directly from your investment)

                                                    DISCIPLINED STOCK FUND                          SMALL CAP FUND(1)
                                                    ----------------------                          -----------------
                                                            CLASS S                    CLASS A       CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) on
purchases (%) (as a percentage of the
offering price)                                             0.00                       5.75          0.00       0.00       0.00

Maximum deferred sales charge (load)
on redemptions (%) (as a percentage of
the lesser of purchase price or
redemption price)                                           0.00                       1.00(2)       5.00       1.00       0.00

Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                              (3)                        (4)           (4)        (4)        (4)


                                                                   SELECT VALUE FUND(1)
                                                                   --------------------
                                                       CLASS A       CLASS B    CLASS C   CLASS S   CLASS Z
                  Maximum sales charge (load) on
                  purchases (%) (as a percentage
                  of the offering price)               5.75          0.00       0.00       0.00     0.00

                  Maximum deferred sales charge
                  (load) on redemptions (%) (as a
                  percentage of the lesser of
                  purchase price or redemption
                  price)                               1.00(2)       5.00       1.00       0.00     0.00

                  Redemption fee (%) (as a
                  percentage of amount redeemed,
                  if applicable)                        (4)           (4)        (4)        (3)      (4)


--------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3) There is a $7.00 charge for wiring sale proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES

(deducted directly from Fund assets)


                                       DISCIPLINED
                                       STOCK FUND                 SMALL CAP FUND
                                       -----------                --------------
                                        CLASS S      CLASS A   CLASS B    CLASS C     CLASS Z
Management fee (%)                       0.87(5)       0.80      0.80       0.80        0.80

Distribution and service (12b-1)
fees (%)                                 0.00          0.25      1.00       1.00        0.00

Other expenses (%)                       0.29          0.44      0.44       0.44        0.44

Total annual fund operating
expenses (%)                             1.16          1.49      2.24       2.24        1.24

                                                                        SELECT VALUE FUND
                                                                        -----------------
                                                              CLASS A  CLASS B   CLASS C   CLASS S   CLASS Z
                           Management fee (%)                  0.70      0.70      0.70      0.70     0.70

                           Distribution and service (12b-1)
                           fees (%)                            0.25      1.00      1.00      0.00     0.00

                           Other expenses (%)                  0.38      0.38      0.38      0.38     0.38

                           Total annual fund operating
                           expenses (%)                        1.33      2.08      2.08      1.08     1.08

                                                           SELECT VALUE FUND (PRO FORMA COMBINED)
                                                           -----------------
                                                      CLASS A   CLASS B   CLASS C   CLASS S   CLASS Z
                  Management fee (%)                    0.68      0.68      0.68      0.68      0.68

                  Distribution and service (12b-1)
                  fees (%)                              0.25      1.00      1.00      0.00      0.00

                  Other expenses (%)                    0.29      0.29      0.29      0.29      0.29

                  Total annual fund operating
                  expenses (%)                          1.22      1.97      1.97      0.97      0.97

--------

(5) Management fees include both the management fee and the administration fee charged to the Disciplined Stock Fund.

(6) The total annual fund operating expenses detailed above assume that each Acquired Fund approves the Acquisition. If only Small Cap Fund shareholders were to approve the Acquisition, the total annual fund operating expenses would be as follows:

                                                               CLASS A      CLASS B       CLASS C      CLASS S     CLASS Z

      Management fee (%)                                         0.69         0.69         0.69          N/A        0.69
      Distribution & Service (12b-1) fees (%)                    0.25         1.00         1.00          N/A        0.00
      Other Expenses (%)                                         0.32         0.32         0.32          N/A        0.32
                                                          -----------------------------------------------------------------
      Total annual fund operating expenses (%)                   1.26         2.01         2.01          N/A        1.01

      PRO FORMA COMBINED                                        1 YEAR      3 YEARS      5 YEARS      10 YEARS

      Class A                                                    $696         $951        $1,225       $2,006
      Class B: did not sell your shares                          $204         $629        $1,081       $2,140
                   sold all your shares at end of period         $704         $929        $1,281       $2,140
      Class C: did not sell your shares                          $204         $629        $1,081       $2,334
                   sold all your shares at end of period         $304         $629        $1,081       $2,334
      Class S                                                     N/A          N/A           N/A          N/A
      Class Z                                                    $103         $320        $  556       $1,232


      If only Disciplined Stock Fund shareholders were to approve the Acquisition, the total annual fund operating expenses shareholders would be as follows:

                                                               CLASS A        CLASS B      CLASS C     CLASS S      CLASS Z
      Management fee (&)                                         0.69           0.69         0.69        0.69         0.69
      Distribution & Service (12b-1) fees (%)                    0.25           1.00         1.00        0.00         0.00
      Other Expenses (%)                                         0.31           0.31         0.31        0.31         0.31
                                                          -----------------------------------------------------------------
      Total annual fund operating expenses (%)                   1.25           2.00         2.00        1.00         1.00

      PRO FORMA COMBINED                                         1 YEAR         3 YEARS      5 YEARS      10 YEARS
      Class A                                                     $695            $949        $1,223       $2,002
      Class B: did not sell your shares                           $203            $628        $1,079       $2,136
                   sold all your shares at end of period          $703            $928        $1,279       $2,136
      Class C: did not sell your shares                           $203            $628        $1,079       $2,329
                   sold all your shares at end of period          $303            $628        $1,079       $2,329
      Class S                                                     $102            $319        $  554       $1,227
      Class Z                                                     $102            $319        $  554       $1,227


EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in either the Disciplined Stock Fund or the Small Cap Fund and the Select Value Fund currently with the cost of investing in the combined fund on a pro forma basis and also allows you to compare this with the cost of investing in other mutual funds. It uses the following hypothetical conditions:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Each Fund's operating expenses remain the same

         -        Assumes reinvestment of all dividends and distributions

         - Assumes Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES

(your actual costs may be higher or lower)

                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
DISCIPLINED STOCK FUND
Class S                                $  118      $  368      $  638      $1,409


SMALL CAP FUND
Class A                                $  718      $1,019      $1,341      $2,252
Class B: did not sell your shares      $  227      $  700      $1,200      $2,386
         sold all your
         shares at end of period       $  727      $1,000      $1,400      $2,386
Class C: did not sell your shares      $  227      $  700      $1,200      $2,575
         sold all your
         shares at end of period       $  327      $  700      $1,200      $2,575
Class Z                                $  127      $  393      $  681      $1,500

SELECT VALUE FUND
Class A                                $  703      $  972      $1,262      $2,084
Class B: did not sell your shares      $  211      $  652      $1,119      $2,219
         sold all your
         shares at end of period       $  711      $  952      $1,319      $2,219
Class C: did not sell your shares      $  211      $  652      $1,119      $2,410
         sold all your
         shares at end of period       $  311      $  652      $1,119      $2,410
Class S                                $  110      $  343      $  595      $1,317
Class Z                                $  110      $  343      $  595      $1,317

SELECT VALUE FUND
(pro forma combined)
Class A                                $  692      $  939      $1,205      $1,963
Class B: did not sell your shares      $  200      $  617      $1,060      $2,098
         sold all your
         shares at end of period       $  700      $  917      $1,260      $2,098

Class C: did not sell your shares      $  200      $  617      $1,060      $2,292
         sold all your
         shares at end of period       $  300      $  617      $1,060      $2,292
Class S                                $   99      $  308      $  534      $1,185
Class Z                                $   99      $  308      $  534      $1,185

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Example Expenses are as follows: (1) the current contractual agreements will remain in place; (2) any fee reductions proposed in this Prospectus/Proxy Statement are approved; (3) the elimination of certain fixed costs involved in operating the Acquired Funds; and (4) expense ratios are based on pro forma net assets for the year ended June 30, 2000.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

         Each Acquisition is expected to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Disciplined Stock Fund or the Small Cap Fund or either Fund's shareholders as a result of the Acquisitions.

         The cost basis and holding period of your Disciplined Stock Fund or Small Cap Fund shares are expected to carry over to your new shares in the Select Value Fund.

PROPOSAL 1 - ACQUISITION OF THE STEIN ROE DISCIPLINED STOCK FUND BY THE LIBERTY
             SELECT VALUE FUND

THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Disciplined Stock Fund by the Select Value Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE SELECT VALUE FUND, AND HOW DO THEY COMPARE WITH THE DISCIPLINED STOCK FUND?

         Because the Funds have a similar goal and strategies, the potential risks associated with each Fund are similar. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Please see the enclosed Prospectuses of the Select Value Fund for a description of the principal investment risks of the Fund.

INFORMATION ABOUT THE ACQUISITION

         Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement.

SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares in the Select Value Fund of the same class as the shares that you currently own in the Disciplined Stock Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -        You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Select Value Fund and of Liberty Funds Trust III ("Trust III").

REASONS FOR THE ACQUISITION

         The Trustees of each Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the form of Agreement and Plan of Reorganization attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial, the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty Financial organization to focus its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Liberty Financial presented to the Trustees the following reasons for the Disciplined Stock Fund to enter into the
Acquisition:

     - The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Disciplined Stock Fund, but with lower operating expenses as a percentage of fund assets. This expense ratio reduction would benefit Disciplined Stock Fund shareholders, since operating expenses are paid by the fund and reduce the investment return to fund shareholders. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Disciplined Stock and Select Value Funds on July 31, 2000 and the Funds' current expense structures, the Select Value Fund's annualized expense ratio (exclusive of 12b-1 fees) immediately after the Acquisitions would be about 0.19% lower than the Disciplined Stock Fund's current expense ratio (for example, a 1.03% expense ratio for Select Value Fund Class A shares, as compared to 1.22% currently for Disciplined Stock Fund Class S shares). Note that the 12b-1 fees on Classes A, B and C on each fund are 0.25%, 1.00%, and 1.00%, respectively. The are no 12b-1 fees on Class S.

     - The Disciplined Stock Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth.

     - The Acquisition is expected to reduce expenses for all shareholders in the Select Value Fund after the Acquisitions because Colonial has agreed to a new breakpoint in the management fee of 0.65% of average daily net assets in excess of $1 billion (as of July 31, 2000, The Select Value Fund would have had $1,604,472,826 in net assets on a pro forma combined basis, giving effect to the Acquisition) to lower the annual fee from 0.70% to 0.68%.

     - The Acquisition will also permit a more focused value-style investment management team to concentrate its efforts on a single value equity approach rather than manage multiple portfolios with somewhat different investment approaches.

     - The Acquisition is intended to permit the Disciplined Stock Fund's shareholders to exchange their investment for an investment in the Select Value Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Disciplined Stock Fund shareholder redeemed his or her shares to invest in another fund, like the Select Value Fund, or if the Disciplined Stock Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for its shareholders. After the Acquisition, shareholders may redeem any or all of their Select Value Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         The projected post-Acquisition expense reductions presented above are based upon numerous material assumptions, including that: (1) the current contractual agreements will remain in place; (2) certain fixed costs involved in operating the Acquired Funds are eliminated; and (3) the Select Value Fund acquires both of the Acquired Funds. See the table "Annual Fund Operating Expenses" under Question 5 in the Synopsis above for the expenses that would be applicable if one of the Acquisitions did not take place. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which factors are beyond the control of the Select Value Fund or Liberty Financial.

         In addition, the Trustees considered the relative Fund performance results which are based on the factors and assumptions set forth below under Performance Information. No assurance can be given that the Select Value Fund will achieve any particular level of performance after the Acquisition.

         Although the Funds' Trustees are proposing that the Select Value Fund acquire both of the Acquired Funds, the acquisition of the Disciplined Stock Fund is not conditioned upon the acquisition of the Small Cap Fund. Accordingly, if the Disciplined Stock Fund's shareholders approve the acquisition of the Disciplined Stock Fund, but the Small Cap Fund's shareholders do not approve the acquisition of the Small Cap Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 1 will take place as described in this Prospectus/Proxy Statement.

PERFORMANCE INFORMATION

         The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 or, if shorter, since inception, for the Class S shares of the Disciplined Stock Fund and the Class A shares of the Select Value Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. The graphs include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

DISCIPLINED STOCK FUND

            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
            ----      ----      ----      ----      ----     ----      ----      ----      ----      ----

45%

40%

35%
                     34.04%
30%
                                                                                25.94%
25%
                                         20.42%
20%
                                                            18.73%    18.81%
15%
                               14.05%                                                               10.51%
10%

5%

0%
                                                   -3.35%
-5%
           -5.81%
-10%
                                                                                          -11.25%
-15%

The Fund's year-to-date total return through September 30, 2000 was 11.35%.


For period shown in bar chart:

Best quarter:  Second quarter 1999, +20.87%

Worst quarter:  Third quarter 1998, -18.13%



SELECT VALUE FUND

            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999

50%


40%
                     34.09%                                 38.00%              33.20%
30%
                                                                      20.47%
20%
                               11.00%                                                     14.36%
10%
                                         9.99%                                                      9.11%
0%
                                                   -2.66%
-10%
           -10.66%
-20%



The Fund's year-to-date total return through September 30, 2000 was 13.01%.

For period shown in bar chart:

Best quarter: First quarter 1991, +20.19%

Worst quarter: Third quarter 1990, -19.69%



         The next table lists each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 1999, or for the life of the Fund through December 31, 1999, if shorter, as the case may be, including the applicable sales charge for Class A, B and C shares of the Select Value Fund. This table is intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

DISCIPLINED STOCK FUND*


                                            1 YEAR       5 YEARS        10 YEARS
Class S (%)                                  10.51        11.74           11.31
S&P Index (%)                                14.72        23.05           17.32

SELECT VALUE FUND*


                                                  1 YEAR          5 YEARS       10 YEARS
Class A (%)                                        2.84           21.10         14.00
Class B (%)                                        3.46           21.42         14.03(1)
Class C (%)                                        7.30           22.13(1)      14.48(1)
Class Z (%)                                        9.29(1)        22.58(1)      14.70(1)
S&P Index (%)                                     14.72           23.05         17.32
Lipper Average (%)                                39.35           23.31         16.04


* Each Fund's return is compared to the Standard & Poor's Midcap 400 Index ("S&P Index"), an unmanaged index that tracks the performance of middle-capitalization U.S. stock. Unlike the Funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Select Value Fund's return is also compared to the average return of the funds included in the Lipper, Inc. Mid Cap Average Fund category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(1) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Select Value Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and Class Z shares would be higher. Class A shares were initially offered on July 21, 1949, Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on January 11, 1999.

THE TRUSTEES OF THE DISCIPLINED STOCK FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

REQUIRED VOTE FOR PROPOSAL 1

         Approval of the form of Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Disciplined Stock Fund outstanding at the record date for the Meetings.

PROPOSAL 2 - ACQUISITION OF THE LIBERTY SMALL-CAP VALUE FUND BY THE LIBERTY
             SELECT VALUE FUND

THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Small Cap Fund by the Select Value Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE SELECT VALUE FUND, AND HOW DO THEY COMPARE WITH THE SMALL CAP FUND?

         Because the Funds have similar goals and strategies, the potential risks associated with each Fund are similar. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Please see the enclosed Prospectuses of the Select Value Fund for a description of the principal investment risks of the Fund.

SHAREHOLDERS OF THE SMALL CAP FUND SHOULD NOTE THAT THE SELECT VALUE FUND IS PRIMARILY A "MID CAP" FUND, NOT A SMALL CAP FUND.

INFORMATION ABOUT THE ACQUISITION

         Please see the section "Information Applicable to Proposals 1 and 2" of this combined Prospectus/Proxy Statement.

SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares in the Select Value Fund of the same class as the shares that you currently own in the Small Cap Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - Your Select Value Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, if applicable, the new shares will continue to age from the date you purchased your Small Cap Fund shares.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -        You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Select Value Fund and of Liberty Funds Trust III ("Trust III").

REASONS FOR THE ACQUISITION

         The Trustees of each Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the form of Agreement and Plan of Reorganization attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial, the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty Financial organization to focus its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Liberty Financial presented to the Trustees the following reasons for the Small Cap Fund to enter into the
Acquisition:

     - The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Small Cap Fund, but with lower operating expenses as a percentage of fund assets. This expense ratio reduction would benefit Small

         Cap Fund shareholders, since operating expenses are paid by the fund and reduce the investment return to fund shareholders. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Small Cap and Select Value Funds on July 31, 2000 and the Funds' current expense structures, the Select Value Fund's annualized expense ratio (exclusive of 12b-1 fees) immediately after the Acquisitions would be about 0.21% lower than the Small Cap Fund's current expense ratio (for example, for Class A shares, a 1.03% expense ratio for the Select Value Fund, as compared to 1.24% currently for the Small Cap Fund). Note that the 12b-1 fees on Classes A, B and C on each fund are 0.25%, 1.00%, and 1.00%, respectively.

     - The Acquisition is expected to reduce expenses for all shareholders in the Select Value Fund after the Acquisitions because Colonial has agreed to a new breakpoint in the management fee of 0.65% of average daily net assets in excess of $1 billion (as of July 31, 2000, the Select Value Fund would have had $1,604,472,826 in net assets on a pro forma combined basis, giving effect to the Acquisitions) to lower the annual fee from 0.70% to 0.68%.

     - The Small Cap Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth.

     - The Select Value Fund has a superior performance record to the Small Cap Fund for each of the one, five and ten-year periods ending July 31, 2000, with the Class A shares (without giving effect to applicable sales charges) of the Select Value Fund achieving average annual total returns for such periods of 13.56%, 18.09% and 15.24%, respectively, and the Class A shares of the Small Cap Fund achieving average annual total returns of 8.53%, 8.91% and 11.36%, respectively. See "Proposal 2--Information about the Acquisition--Performance Information" for a discussion of how these returns were calculated.

     - The Acquisition will also permit a more focused value-style investment management team to concentrate its efforts on a single value equity approach rather than manage multiple portfolios with somewhat different investment approaches.

     - The Acquisition is intended to permit the Small Cap Fund's shareholders to exchange their investment for an investment in the Select Value Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Small Cap Fund shareholder redeemed his or her shares to invest in another fund, like the Select Value Fund, the transaction would likely be a taxable event for such shareholders. Similarly, if the Small Cap Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Select Value Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         In reviewing the Acquisition, the Trustees also recognized the fact that the unrealized gain exposure in the Small Cap Fund's portfolio will increase as a result of the Acquisition, thus increasing and accelerating a Small Cap Fund shareholder's potential exposure to federal income taxes. The Trustees also considered the fact that a shareholder of the Small Cap Fund will become a shareholder of a fund that invests primarily in both small cap and mid cap securities, rather than primarily in small cap securities.

         The projected post-Acquisition expense reductions presented above are based upon numerous material assumptions, including: (1) the current contractual agreements will remain in place; (2) any fee reductions proposed in this Combined Prospectus/Proxy Statement are approved; (3) the elimination of certain fixed costs involved in operating the Acquired Funds; and (4) the Select Value Fund acquires both of the Acquired Funds. See the table "Annual Fund Operating Expenses" under Question 5 in the Synopsis above for the expenses that would be applicable if one of the Acquisitions did not take place. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which factors are beyond the control of the Select Value Fund or Liberty Financial.

         In addition, the relative performance results for the Select Value Fund set forth below are based on the factors and assumptions set forth in "Proposal 2 - Information about the Acquisition--Performance Information." No assurance can be given that the Select Value Fund will achieve any particular level of performance after the Acquisition.

         Although the Funds' Trustees are proposing that the Select Value Fund acquire both of the Acquired Funds, the acquisition of the Small Cap Fund is not conditioned upon the acquisition of the Disciplined Stock Fund. Accordingly, if the Small Cap Fund's shareholders approve the acquisition of the Small Cap Fund, but the Disciplined Stock Fund's shareholders do not approve the acquisition of the Disciplined Stock Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 2 will take place as described in this Prospectus/Proxy Statement.

PERFORMANCE INFORMATION

         The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 for the Class A shares of each of the Small Cap Fund and the Select Value Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. The graphs include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

SMALL CAP FUND

            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
            ----      ----      ----      ----      ----     ----      ----      ----      ----      ----

50%

40%
                                                            37.55%
30%
                               20.65%                                           23.88%
20%
                     18.96%              18.83%                       18.35%
10%
                                                   6.30%                                            4.13%
0%
                                                                                          -6.16%
-10%

-20%
           -23.65%
-30%

The Fund's year-to-date total return through September 30, 2000 was 14.44%.


For period shown in bar chart:

Best quarter: First quarter 1991, +19.88%

Worst quarter: Third quarter 1998, -26.10%



SELECT VALUE FUND

            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999

50%

40%
                     34.09%                                 38.00%              33.20%
30%
                                                                      20.47%
20%
                               11.00%                                                     14.36%
10%
                                         9.99%                                                      9.11%
0%
                                                   -2.66%
-10%
           -10.66%
-20%



The Fund's year-to-date total return through September 30, 2000 was 13.01%.


For period shown in bar chart:

Best quarter: First quarter 1991, +20.19%

Worst quarter: Third quarter 1990, -19.69%


         The next table lists each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 1999, or for the life of the Fund through December 31, 1999, if shorter, as the case may be, including the applicable sales charge for Class A, B, C and Z shares of the Small Cap Fund and Select Value Fund. This table is intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.


SMALL CAP FUND*


                                   1 YEAR         5 YEARS        10 YEARS
Class A (%)                        (1.85)         13.18           9.90
Class B (%)                        (1.64)         13.45           9.98(1)
Class C (%)                         2.41          13.89(1)       10.24(1)
Class Z (%)                         4.42          14.78(1)       10.68(1)
Russell Index (%)                  21.26          16.69          13.40(2)


SELECT VALUE FUND+


                                  1 YEAR           5 YEARS       10 YEARS
Class A (%)                        2.84            21.10         14.00
Class B (%)                        3.46            21.42         14.03(3)
Class C (%)                        7.30            22.13(3)      14.48(3)
Class Z (%)                        9.29(3)         22.58(3)      14.70(3)
S&P Index (%)                     14.72            23.05         17.32
Lipper Average (%)                39.35            23.31         16.04

* The Small Cap Fund's return is compared to the Russell 2000 Index ("Russell Index"), an unmanaged index that tracks the performance of small capitalization stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Small Cap Fund's return is also compared to the average return of the funds included in the Lipper Small Cap Fund category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

+ The Select Value Fund's return is compared to the Standard & Poor's Midcap 400 Index ("S&P Index"), an unmanaged index that tracks the performance of middle-capitalization U.S. stock. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Select Value Fund's return is also compared to the average return of the funds includes in the Lipper, Inc. Mid Cap Average Fund category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(1) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Small Cap Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and C shares would be lower and Class Z shares would be higher. Class A shares were initially offered on July 25, 1986, Class B shares were initially offered on November 9, 1992, Class C shares were initially offered on January 15, 1996 and Class Z shares were initially offered on July 31, 1995.

(2)  Performance information is from July 31, 1986.

(3) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Select Value Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and Class Z shares would be higher. Class A shares were initially offered on July 21, 1949, Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on January 11, 1999.


THE TRUSTEES OF THE SMALL CAP FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

         The Declaration of Trust (the "Declaration") establishing Trust VI provides that any series of Trust VI (such as the Small Cap Fund) may be terminated by a two-thirds vote of the series' shares or by notice from the Trustees to the shareholders. The Trust believes that, under this provision, no shareholder vote is required to approve the Acquisition, although the provision could also be interpreted to require a two-thirds vote, if the Acquisition is submitted for shareholder approval. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about whether any shareholder vote is required to approve the Acquisition, the Trustees will consider any vote in favor of the Acquisition to be a vote in favor of amending the Declaration to provide that the Small Cap Fund may be terminated by majority vote of the Small Cap Fund's shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of the Small Cap Fund's shareholders entitled to vote on the proposal vote in favor of such proposal.

REQUIRED VOTE FOR PROPOSAL 2

         Approval of the form of Agreement and Plan of Reorganization will require the affirmative vote of a majority of the shares of the Small Cap Fund outstanding at the record date for the Meetings.

INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

         If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around January 16, 2001, under the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

         - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Select Value Fund in exchange for shares of the same class of the Select Value Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on January 12, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisitions.

         - The shares of each class of the Select Value Fund received by each Acquired Fund will be distributed to the respective Acquired Funds' shareholders of the same class pro rata in accordance with their percentage ownership of each class of such Acquired Fund in full liquidation of such Acquired Fund.

         - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - Each Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Acquisitions may be terminated at any time with the approval of the Trustees of all three Funds.

         Although the Funds' Trustees are proposing that the Select Value Fund acquire each of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisition proposed in the other Proposal. Accordingly, in the event that the shareholders of the respective Acquired Funds approve one but not the other Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

         Shareholders who object to the Acquisitions will not be entitled under Massachusetts law or the Declaration to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisitions.

The form of Agreement and Plan of Reorganization attached as Appendix A to this combined Prospectus/Proxy Statement is a general form which will be used for each of the Acquisitions. There will be a separate Agreement and Plan of Reorganization with respect to each Acquisition, between the relevant Acquired Fund and the Select Value Fund. The form of Agreement and Plan of Reorganization for each Acquisition has been filed with the SEC as part of the Registration Statement of which this Prospectus/Proxy Statement forms a part. Please see page 3 of this Prospectus/Proxy Statement for information on how to obtain a copy of the Registration Statement or the form of Agreement and Plan of Reorganization for your Fund's Acquisition.

FEDERAL INCOME TAX CONSEQUENCES

         Each Acquisition is intended to be a tax-free reorganization. The closing of each Acquisition will be conditioned on receipt of opinions from Ropes & Gray and Bell

Boyd & Lloyd LLC to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by either Acquired Fund or the shareholders of either Acquired Fund as a result of each Acquisition;

         - under Section 358 of the Code, the tax basis of the Select Value Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Disciplined Stock Fund or Small Cap Fund shares;

         - under Section 1223(1) of the Code, your holding period for the Select Value Fund shares you receive will include the holding period for your Disciplined Stock Fund or Small Cap Fund shares if you hold your shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Select Value Fund as a result of each Acquisition;

         - under Section 362(b) of the Code, the Select Value Fund's tax basis in the assets that the Select Value Fund receives from each Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

         - under Section 1223(2) of the Code, the Select Value Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

         The opinions will be based on certain factual certifications made by officers of each Fund's Trust. The opinions are not a guarantee that the tax consequences of the Acquisitions will be as described above. Prior to the closing of the Acquisitions, each Acquired Fund and the Select Value Fund will distribute to their shareholders all of their respective investment company taxable income and net realized capital gains, which have not previously been distributed to shareholders. Such distributions will be taxable to each Acquired Fund's shareholders.

         This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.


PROPOSAL 3 - ELECTION OF TRUSTEES BY STEIN ROE DISCIPLINED STOCK FUND
             SHAREHOLDERS

THE PROPOSAL

         The purpose of this proposal is to elect six new members as well as five of the currently serving members of the Board of Trustees of the Stein Roe Trust, of which the Disciplined Stock Fund is a series. All of the nominees listed below, except for the proposed six new members (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel), are currently members of the Board of Trustees of the Stein Roe Trust, as well as two Stein Roe closed-end funds and six other Stein Roe open-end trusts (collectively, the "Stein Roe Mutual Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of the Stein Roe Trust. The proposed six new members currently serve on the Boards of Trustees of ten Liberty closed-end funds and a number of Liberty open-end trusts, and were recommended for election as Trustees of the Stein Roe Trust by the Board of Trustees of the Stein Roe Trust at a special meeting held on October 17, 2000. Each of the nominees elected will serve as a Trustee of the Stein Roe Trust until the next meeting of shareholders of the Stein Roe Trust called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

         Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Funds. Liberty Financial and the Stein Roe Trust's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees of the Stein Roe Trust (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

         Set forth below is information concerning each of the nominees.



         NOMINEE NAME & AGE      PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS     TRUSTEE SINCE
         ------------------      -----------------------------------------     -------------

                  Douglas A. Hacker       Executive Vice President and Chief           1996
                  (43)                    Financial Officer of UAL, Inc. (airline)
                                          since July 1999; Senior Vice President
                                          and Chief Financial Officer of UAL, Inc.
                                          prior thereto.

                  Janet Langford Kelly    Executive Vice President--Corporate          1996
                  (41)                    Development, General Counsel, and
                                          Secretary of Kellogg Company since
                                          September 1999; Senior Vice President,
                                          Secretary and General Counsel of Sara Lee
                                          Corporation (branded, packaged,
                                          consumer-products manufacturer) from 1995
                                          to August 1999; partner at Sidley &
                                          Austin (law firm) prior thereto.

                  Richard W. Lowry        Private Investor.  (Formerly Chairman and    New nominee
                  (64)                    Chief Executive Officer of U.S. Plywood
                                          Corporation from August 1985 to August
                                          1987.)

                  Salvatore Macera        Private Investor.  (Formerly Executive       New nominee
                  (69)                    Vice President and Director of Itek
                                          Corporation (electronics) from 1975 to
                                          1981.)

                  William E. Mayer(2)     Partner, Park Avenue Equity Partners         New nominee
                  (60)                    (venture capital); Director, Johns
                                          Manville; Director, Lee Enterprises;
                                          Director, WR Hambrecht & Co. (Formerly
                                          Dean, College of Business and Management,
                                          University of Maryland, from October 1992
                                          to November 1996.)

                  John J. Neuhauser       Academic Vice President and Dean of          New nominee
                  (57)                    Faculties, Boston College, since August
                                          1999. (Formerly Dean, Boston College
                                          School of Management, from September 1977
                                          to September 1999.)

                  Charles Nelson          Van Voorhis Professor of Political           1987
                  (57)                    Economy of the University of Washington.

                  Joseph R. Palombo(3)    Vice President of the Stein Roe Mutual       2000
                  (47)                    Funds since April 1999; Executive Vice
                                          President and Director of Colonial
                                          Management Associates, Inc. and Stein Roe
                                          & Farnham Incorporated since April 1999;
                                          Executive Vice President and Chief
                                          Administrative Officer of Liberty Funds
                                          Group LLC since April 1999. (Formerly
                                          Chief Operating Officer, Putnam Mutual
                                          Funds, from 1994 to 1998.)

                  Thomas E. Stitzel       Business Consultant; Chartered Financial        New nominee
                  (64)                    Analyst. (Formerly Professor of Finance,
                                          from 1975 to 1999, and Dean, from 1977 to
                                          1991, College of Business, Boise State
                                          University.)

                  Thomas C. Theobald      Managing Director, William Blair Capital        1996
                  (62)                    Partners (private equity investing) since
                                          1994; Chief Executive Officer and
                                          Chairman of the Board of Directors of
                                          Continental Bank Corporation from 1987 to
                                          1994.

                  Anne-Lee Verville       Consultant. (Formerly General Manager,          New nominee
                  (54)                    Global Education Industry, from 1994 to
                                          1997, and President, Applications
                                          Solutions Division, IBM Corporation
                                          (global education and global
                                          applications), from 1991 to 1994.)

---------------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

TRUSTEES' COMPENSATION

         The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Funds based on each Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Funds.

         The Stein Roe Funds do not currently provide pension or retirement plan benefits to the Trustees. However, William J. Boyd, Jr. and John A. Bacon, two of the Trustees currently serving on the Board of Trustees of the Stein Roe Trust who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Funds, will receive certain payments after completing their service on the Board. Mr. Boyd will receive a payment of $50,000 upon his departure. Mr. Bacon will receive payments at an annual rate equal to the 1999 compensation of the Trustees of the Liberty Funds until he would otherwise have retired at age 74. The payments to Mr. Bacon will be made quarterly, beginning in 2001. Liberty Financial and the Stein Roe Mutual Funds will each bear one-half of the cost of the payments to Messrs. Boyd and Bacon; the Stein Roe Mutual Funds' portion of the payments will be allocated among the Stein Roe Mutual Funds based on each fund's share of the Trustee fees for 2000.

         Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

         Composition. The current Board of Trustees of the Stein Roe Mutual Funds consists of six non-interested Trustees and one interested Trustee.

         Audit Committee. The Audit Committee of the Stein Roe Mutual Funds, consisting of Messrs. Hacker (Chairman), Bacon, Boyd, Nelson and Theobald and Ms. Kelly, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         Compensation Committee. The Compensation Committee of the Stein Roe Mutual Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         Nominating Committee. The Nominating Committee of the Stein Roe Mutual Funds, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of your Fund.

         Executive Committee. The Executive Committee of the Stein Roe Mutual Funds, consisting of Mr. Boyd, a non-interested Trustee, and Mr. Cook, an interested Trustee, is authorized to take certain actions delegated to it by the full Board of Trustees and to exercise the full powers of the Board of Trustees, with some exceptions, between Board meetings.

         Record of Board and Committee Meetings. During the fiscal year ended September 30, 2000, the Board of Trustees of the Stein Roe Trust held five meetings, the Audit Committee held four meetings, the Compensation Committee held no meetings, the Nominating Committee held no meetings, and the Executive Committee held one meeting.

         During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE STEIN ROE TRUST VOTE FOR PROPOSAL 3.

REQUIRED VOTE FOR PROPOSAL 3

         A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of the Stein Roe Trust. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.

PROPOSAL 4 - ELECTION OF TRUSTEES BY LIBERTY SMALL-CAP VALUE FUND SHAREHOLDERS

THE PROPOSAL

         You are being asked to approve the election of four new members as well as seven of the currently serving members of the Board of Trustees of Trust VI, of which the Small Cap Fund is a series. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of Trust VI, as well as nine Liberty closed-end funds and seven (or, in the case of Messrs. Lowry, Mayer and Neuhauser, eight) other Liberty open-end trusts (collectively, the "Liberty Mutual Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of Trust VI. The proposed four new members currently serve on the Board of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts, and were recommended for election as Trustees of the Liberty Mutual Funds by the Board of Trustees at a meeting held on October 25, 2000. Each of the nominees elected will serve as a Trustee of Trust VI until the next meetings of shareholders of Trust VI called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

         Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Funds. Liberty Financial and the Small Cap Fund's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees of Trust VI (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

         Set forth below is information concerning each of the nominees.



                  NOMINEE NAME & AGE      PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS   TRUSTEE SINCE
                  ------------------      -----------------------------------------   -------------
                  Douglas A. Hacker       Executive Vice President and Chief          New nominee
                  (43)                    Financial Officer of UAL, Inc. (airline)
                                          since July 1999; Senior Vice President
                                          and Chief Financial Officer of UAL, Inc.
                                          prior thereto.

                  Janet Langford Kelly    Executive Vice President--Corporate                New nominee
                  (41)                    Development, General Counsel, and
                                          Secretary of Kellogg Company since
                                          September 1999; Senior Vice President,
                                          Secretary and General Counsel of Sara Lee
                                          Corporation (branded, packaged,
                                          consumer-products manufacturer) from 1995
                                          to August 1999; partner at Sidley &
                                          Austin (law firm) prior thereto.

                  Richard W. Lowry        Private Investor since August 1987.                1995
                  (64)                    (Formerly Chairman and Chief Executive
                                          Officer of U.S. Plywood Corporation from
                                          August 1985 to August 1987.)

                  Salvatore Macera        Private Investor. (Formerly Executive              1998
                  (69)                    Vice President and Director of Itek
                                          Corporation (electronics) from 1975 to
                                          1981.)

                  William E. Mayer(2)     Partner, Park Avenue Equity Partners               1994
                  (60)                    (venture capital); Director, Johns
                                          Manville; Director, Lee Enterprises;
                                          Director, WR Hambrecht & Co. (Formerly
                                          Dean, College of Business and Management,
                                          University of Maryland, from October 1992
                                          to November 1996.)

                  John J. Neuhauser       Academic Vice President and Dean of                1985
                  (57)                    Faculties, Boston College, since August
                                          1999. (Formerly Dean, Boston College
                                          School of Management, from September 1977
                                          to September 1999.)

                  Charles Nelson          Van Voorhis Professor of Political                 New nominee
                  (57)                    Economy of the University of Washington.

                  Joseph R. Palombo(3)    Vice President of the Stein Roe Mutual             2000
                  (47)                    Funds since April 1999; Executive Vice
                                          President and Director of Colonial
                                          Management Associates, Inc. and Stein Roe
                                          & Farnham Incorporated since April 1999;
                                          Executive Vice President and Chief
                                          Administrative Officer of Liberty Funds
                                          Group LLC since April 1999. (Formerly
                                          Chief Operating Officer, Putnam Mutual
                                          Funds, from 1994 to 1998.)

                  Thomas E. Stitzel       Business Consultant; Chartered Financial           1998
                  (64)                    Analyst. (Formerly Professor of Finance,
                                          from 1975 to 1999, and Dean, from 1977 to
                                          1991, College of Business, Boise State
                                          University.)

                  Thomas C. Theobald      Managing Director, William Blair Capital           New nominee
                  (62)                    Partners (private equity investing) since
                                          1994; Chief Executive Officer and
                                          Chairman of the Board of Directors of
                                          Continental Bank Corporation from 1987 to
                                          1994.

                  Anne-Lee Verville       Consultant. (Formerly General Manager,             1998
                  (54)                    Global Education Industry, from 1994 to
                                          1997, and President, Applications
                                          Solutions Division, IBM Corporation
                                          (global education and global
                                          applications), from 1991 to 1994.)


---------------------------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

TRUSTEES' COMPENSATION

         The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Funds based on each Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Funds.

         The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of Trust VI who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

         Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

         Composition. The current Board of Trustees of the Liberty Mutual Funds consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its affiliates, but is considered interested as a result of his affiliation with a broker-dealer.


         Audit Committee. The Audit Committee of the Liberty Mutual Funds, consisting of Ms. Verville (Chairperson) and Tom Bleasdale, James E. Grinnell, James L. Moody, Jr., and Messrs. Lowry and Macera, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures, and considers the independence of the independent accountants, the range of their audit services and their fees.

         Compensation Committee. The Compensation Committee of the Liberty Mutual Funds, consisting of Messrs. Neuhauser (Chairman), Grinnell and Stitzel and Lora S. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         Governance Committee. The Governance Committee of the Liberty Mutual Funds, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer
(Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial or any of its affiliates), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Small Cap Fund.

         Record of Board and Committee Meetings. During the fiscal year ended June 30, 2000, the Board of Trustees of the Trust VI held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Governance Committee held five meetings.

         During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF TRUST VI VOTE FOR PROPOSAL 4.

REQUIRED VOTE FOR PROPOSAL 4

         A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of Trust VI. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.


GENERAL

VOTING INFORMATION

     The Trustees of the Stein Roe Trust and Trust VI are soliciting proxies from the shareholders of each Fund in connection with the Meetings, which have been called to be held at 10:00 a.m. Eastern Time on December 19, 2000 at Colonial's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about November 8, 2000.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETINGS

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Disciplined Stock Fund or the Small Cap Fund or by employees or agents of Stein Roe & Farnham Incorporated or Colonial and their affiliated companies. In addition, SCC has been engaged to assist in the solicitation of proxies, at an estimated cost of $700,000 total for all of the proposed acquisitions of funds in the Liberty and Stein Roe Fund groups scheduled to take place in January 2001.

VOTING PROCESS

         You can vote in any one of the following five ways:

         a.       By mail, by filling out and returning the enclosed proxy card;

         b. By phone, by calling 1-800-732-3683 and following the instructions;

         c. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"

         d. By fax (not available for all shareholders; refer to enclosed proxy insert); or

         e.       In person at the Meetings.

         Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the Meetings. Shareholders of the Small Cap Fund are entitled to cast one vote for each share owned on the record date. Shareholders of the Disciplined Stock Fund are entitled to cast a number of votes equal to the dollar net asset value of the shares as of the record date. The net asset value of a Class S share of the Disciplined Stock Fund on the record date was $20.11. We encourage you to vote by internet, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs of Solicitation. The costs of the Meetings, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by the following parties in the following percentages: the Disciplined Stock Fund __%, the Small Cap Fund __%, the Select Value Fund __%, Liberty Financial __%.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Assistant Secretary of your Acquired Fund, by properly executing and submitting a later-dated proxy or by attending the Meetings and voting in person.

         Votes cast in person or by proxy at the Meetings will be counted by persons appointed by each Acquired Fund as tellers for the Meetings (the "Tellers"). Thirty percent (30%) of the shares of the Disciplined Stock Fund and thirty percent (30%) of the shares of the Small Cap Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Funds at the Meetings. Shareholders of the Disciplined Stock Fund vote together with the shareholders of the other series of the Stein Roe Trust for the election of Trustees; thirty percent (30%) of the outstanding shares of the Stein Roe Trust constitutes a quorum for voting on the election of Trustees. Shareholders of the Small Cap Fund vote together with the shareholders of the other series of Trust VI for the election of Trustees; thirty percent (30%) of the outstanding shares of Trust VI constitutes a quorum for voting on the election of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposals 1 and 2 and will have no effect on the outcome of Proposals 3 and 4. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisors' and Distributor's Addresses. The address of the Disciplined Stock Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Small Cap Fund's and the Select Value Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists for the Disciplined Stock Fund and the Stein Roe Trust and for the Small Cap Fund and Trust VI the total number of shares outstanding as of September 29, 2000, for each class of the shares of each such Fund and Trust entitled to vote at the Meetings. It also lists for the Select Value Fund the total number of shares outstanding as of September 29, 2000, for each class of the Fund's shares. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Funds and their shareholdings in the Funds.

         Adjournments; Other Business. If either Acquired Fund or the Trust of which it is a series has not received enough votes by the time of the Meetings to approve any Proposal the persons named as proxies may propose that such Meetings be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund or Trust that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal (or in favor of any nominee, in the case of Proposals 3 and 4). They will vote against any such adjournment any proxy that directs them to vote against the Proposal (or against all nominees, in the case of Proposals 3 and 4). They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

         The Meetings have been called to transact any business that properly comes before them. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 through 4. If any other matters properly come before the Meetings, and on all matters incidental to the conduct of the Meetings, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Assistant Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. The Stein Roe Trust and Trust VI do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October 26, 2000 by and among [Name of Acquired Fund Trust] (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated _______________, as amended, on behalf of [Name of Acquired Fund] Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Select Value Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Liberty Financial Companies, Inc.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for [Class A, B, C, Z and S] shares of beneficial interest of the Acquiring Fund ("Acquiring Shares") and the assumption by Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5 and 9.2 shall not be assumed or paid by the Acquiring Fund, and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquiring Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5  [RESERVED]

     1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or statement of additional information of the Acquiring Fund, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquiring Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus").

     3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on January 16, 2001, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for Acquiring Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the

          Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

     4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended [___________________, ____] of the Acquired Fund, audited by PricewaterhouseCoopers LLP [and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended ___________________, 2000,], copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since __________________, 2000;

          (g) Since __________________, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")),non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date [except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus];

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3; and

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (p) At the Closing Date, the Trust, on behalf of the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of _______, 2000 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

          (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

          (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

          (h) Since April 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

          (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class Z shares and Class S shares each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued [Class A shares, Class B shares, Class C shares, Class Z shares and Class S] shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof; and

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the

          Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

          (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable [Class A shares, Class B shares, Class C shares, Class Z shares and Class S shares] of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;
               (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring

               Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (g) except as previously disclosed, pursuant to section 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described as required; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion from [Ropes & Gray/ Bell, Boyd & Lloyd LLC], counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph
               5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

          7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of PricewaterhouseCoopers LLP for the fiscal year ended _______________, 2000 and signed pro forma tax returns for the period from _______ 1, 2000 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

          7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after ________, 2000 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after _________, 2000 and on or prior to the Closing Date.

          7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

          7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5  The Trust shall have received a favorable opinion of Ropes &
          Gray satisfactory to the Trust and the Acquiring Trust shall have received a favorable opinion of [Ropes & Gray/Bell, Boyd & Lloyd LLC] satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

          (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

          (c) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

          (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

          (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

          (f) The tax basis of the Acquiring Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

          (g) The holding period of the Acquiring Shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange.

          (h) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

     9.   BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquiring Shares. The other expenses of the transactions contemplated by this Agreement shall be borne by the following parties in the percentages indicated: (a) the Trust, on behalf of the Acquired Fund, __%, (b) the Acquiring Trust, on behalf of the Acquiring Fund, __%, and (c) Liberty Financial Companies, Inc. __%.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

     11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          (c) If the transactions contemplated by this Agreement have not been substantially completed by May 31, 2001 this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

     12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

     13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty Funds Trust III, One Financial Center, Boston, MA 02111 attention Secretary or to [Name and
Address of Trust] attention Secretary .

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        [NAME OF TRUST],
                                        on behalf of [Acquired Fund]




                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------
ATTEST:



----------------------------------

Name:
     -----------------------------

Title:
      ----------------------------



                                        LIBERTY FUNDS TRUST III,
                                        on behalf of Liberty Select Value Fund




                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------
ATTEST:



----------------------------------

Name:
     -----------------------------

Title:
      ----------------------------


                                        Solely for purposes of Section 9.2
                                        of the Agreement:

                                        LIBERTY FINANCIAL COMPANIES, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


ATTEST:


----------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

                                                                      APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE DISCIPLINED STOCK FUND AND THE STEIN ROE TRUST AND THE SMALL CAP FUND AND TRUST VI AND SHARES OUTSTANDING OF THE SELECT VALUE FUND AND TRUST III

     For each class of each Acquired Fund's shares and each Trust's shares entitled to vote at the Meetings, and for each class of the Select Value Fund's shares and Trust III's shares, the number of shares outstanding as of September 29, 2000 was as follows:

--------------------------------------------------------------------------------
       FUND OR TRUST         CLASS       NUMBER OF SHARES OUTSTANDING AND
                                                  ENTITLED TO VOTE
--------------------------------------------------------------------------------
Disciplined Stock Fund         S                   24,316,487
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stein Roe Trust                                   130,357,064
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Fund                 A                    3,800,194
--------------------------------------------------------------------------------
                               B                    7,399,295
--------------------------------------------------------------------------------
                               C                      805,606
--------------------------------------------------------------------------------
                               Z                      323,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trust VI                                           72,651,978
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Select Value Fund              A                   17,344,994
--------------------------------------------------------------------------------
                               B                   13,474,790
--------------------------------------------------------------------------------
                               C                    1,043,774
--------------------------------------------------------------------------------
                               Z                       47,567
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trust III                                         297,008,531
--------------------------------------------------------------------------------

OWNERSHIP OF SHARES

     As of September 29, 2000, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of September 29, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

--------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                                                                    OUTSTANDING
                                  NAME AND ADDRESS OF                SHARES OF       PERCENTAGE OF OUTSTANDING
   FUND AND CLASS                    SHAREHOLDER                    CLASS OWNED        SHARES OF CLASS OWNED
--------------------------------------------------------------------------------------------------------------

DISCIPLINED STOCK FUND
CLASS S
                            Charles Schwab & Co., Inc.             4,740,438.926                19.50%
                            FBO American Express Conversion
                            Attn. Mutual Fund Operations
                            101 Montgomery Street
                            San Francisco, CA 94104

SMALL CAP FUND
CLASS A
                            Merrill Lynch Pierce Fenner & Smith      554,418.589                14.59%
                            For the Sole Benefit of its Customers
                            Attn: Fund Administration #97B42
                            4800 Deer Lake Drive E. 2nd Floor
                            Jacksonville, FL 32246-6484

CLASS B
                            Merrill Lynch Pierce Fenner & Smith              856,570.477          11.58%
                            For the Sole Benefit of its Customers
                            Attn: Fund Administration #97B42
                            4800 Deer Lake Drive E. 2nd Floor
                            Jacksonville, FL 32246-6484

CLASS C
                            Merrill Lynch Pierce Fenner & Smith              225,647.473          28.01%
                            For the Sole Benefit of its Customers
                            Attn: Fund Administration #97B42
                            4800 Deer Lake Drive E. 2nd Floor
                            Jacksonville, FL 32246-6484

CLASS Z
                            Colonial Counselor Growth Portfolio               87,555.097          27.09%
                            c/o Christie McCullough
                            245 Summer Street
                            Boston, MA 02111

                            Colonial Counselor Select Balanced Portfolio      36,547.480          11.31%
                            c/o Christie McCullough
                            245 Summer Street
                            Boston, MA 02111

SELECT VALUE FUND
CLASS B
                            Merrill Lynch Pierce Fenner & Smith              716,672.622           5.32%
                            For the Sole Benefit of its Customer
                            Attn: Fund Administration #973D4
                            4800 Deer Lake Drive E. 2nd Floor
                            Jacksonville, FL 32246-6484

CLASS C
                            Merrill Lynch Pierce Fenner & Smith              145,989.764          13.99%
                            For the Sole Benefit of its Customers
                            Attn: Fund Administration #973D4
                            4800 Deer Lake Drive E. 2nd Floor
                            Jacksonville, FL 32246-6484

                            Banc One Securities Corp                         240,769.130          23.07%
                            FBO The One Select Portfolio
                            733 Greencrest Drive
                            Westerville, OH 43081

                            AG Edwards & Sons Cust                            88,068.956          11.85%
                            1209 Wayne Road
                            Haddonfield, NJ 08033



OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

As of September 29, 2000, the shareholders of record that owned 5% or more of the outstanding shares of the above noted class of shares of the above noted Fund would own the following percentage of the Acquiring Fund upon consummation of the Acquisition:


-------------------------------------------------------------------------------------
                                                           PERCENTAGE OF OUTSTANDING
                                                             SHARES OF CLASS OWNED
                         NAMES AND ADDRESS OF                 UPON CONSUMMATION OF
  FUND AND CLASS             SHAREHOLDER                          ACQUISITION
-------------------------------------------------------------------------------------
DISCIPLINED STOCK FUND
CLASS S
                         Charles Schwab & Co., Inc.                     18.72%
                         FBO American Express Conversion
                         Attn. Mutual Fund Operations
                         101 Montgomery Street
                         San Francisco, CA 94104

SMALL CAP FUND
CLASS A
                         Merrill Lynch Pierce Fenner & Smith             3.43%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration #97B42
                         4800 Deer Lake Drive E. 2nd Floor
                         Jacksonville, FL 32246-6484

CLASS B
                         Merrill Lynch Pierce Fenner & Smith             4.89%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration #97B42
                         4800 Deer Lake Drive E. 2nd Floor
                         Jacksonville, FL 32246-6484

CLASS C
                         Merrill Lynch Pierce Fenner & Smith            14.49%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration #97B42
                         4800 Deer Lake Drive E. 2nd Floor
                         Jacksonville, FL 32246-6484

CLASS Z
                         Colonial Counselor Growth Portfolio            23.18%
                         c/o Christie McCullough
                         245 Summer Street
                         Boston, MA 02111

                         Colonial Counselor Select Balanced Portfolio    9.67%
                         c/o Christie McCullough
                         245 Summer Street
                         Boston, MA 02111

SELECT VALUE FUND
CLASS B
                         Merrill Lynch Pierce Fenner & Smith             2.84%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration #973D4
                         4800 Deer Lake Drive E. 2nd Floor
                         Jacksonville, FL 32246-6484

CLASS C
                         Merrill Lynch Pierce Fenner & Smith             6.51%
                         For the Sole Benefit of its Customers
                         Attn: Fund Administration #973D4
                         4800 Deer Lake Drive E. 2nd Floor
                         Jacksonville, FL 32246-6484

                         Banc One Securities Corp                       10.73%
                         FBO The One Select Portfolio
                         733 Greencrest Drive
                         Westerville, OH 43081

                         AG Edwards & Sons Cust                         18.85%
                         1209 Wayne Road
                         Haddonfield, NJ 08033

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information about the executive officers of each Fund:

EXECUTIVE OFFICER                                                                    YEAR OF ELECTION AS
NAME & AGE            OFFICE AND PRINCIPAL OCCUPATION (1)                            EXECUTIVE OFFICER
----------            -----------------------------------                            -----------------

Stephen E. Gibson     President of the Liberty Funds since June, 1998; Chairman              1998
(46)                  of the Board since July, 1998, Chief Executive Officer and
                      President since December, 1996 and Director, since July,
                      1996 of CMA (formerly Executive Vice President from
                      July, 1996 to December, 1996); Chairman of the Board,
                      Director, Chief Executive Officer and President of Liberty
                      Funds Group LLC (LFG) since December, 1998 (formerly
                      Director, Chief Executive Officer and President of The
                      Colonial Group, Inc. (TCG) from December, 1996 to
                      December, 1998); Director of Stein Roe & Farnham
                      Incorporated (SR&F) since September, 2000; President since
                      January, 2000 and Vice Chairman since August, 1998
                      (formerly Assistant Chairman and Executive Vice President
                      from August, 1998 to January, 2000) (formerly Managing
                      Director of Marketing of Putnam Investments, June, 1992 to
                      July, 1996.)

Pamela A. McGrath     Treasurer and Chief Financial Officer of the Liberty Funds and         1999
(46)                  Liberty All-Star Funds since April, 2000; Treasurer, Chief
                      Financial Officer and Vice President of LFG since
                      December, 1999; Chief Financial Officer, Treasurer and
                      Senior Vice President of CMA since December, 1999;
                      Director of Offshore Accounting for Putnam Investments
                      from May, 1998 to October, 1999; Managing Director of
                      Scudder Kemper Investments from October, 1984 to December,
                      1997.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

ADDITIONAL INFORMATION CONCERNING TRUSTEE COMPENSATION

The current Board of Trustees of the Liberty Mutual Funds received the following compensation from each Fund as of each Fund's fiscal year end(1):

------------------------------------------------------------
                                           SELECT VALUE
                        SMALL CAP FUND         FUND
------------------------------------------------------------

                           6/30/00           10/31/99
------------------------------------------------------------
Mr. Bleasdale              $2,581(2)          $3,590(3)
------------------------------------------------------------
Ms. Collins                 2,347              3,093
------------------------------------------------------------
Mr. Grinnell                2,449              3,224
------------------------------------------------------------
Mr. Lowry                   2,414              3,126
------------------------------------------------------------
Mr. Macera                  2,333              3,376
------------------------------------------------------------
Mr. Mayer                   2,445              3,133
------------------------------------------------------------
Mr. Moody                   2,459(4)           2,906(5)
------------------------------------------------------------
Mr. Neuhauser               2,472              3,260
------------------------------------------------------------
Mr. Stitzel                 2,354              3,376
------------------------------------------------------------
Ms. Verville                2,327(6)           3,429(7)
------------------------------------------------------------


The following table sets forth the total compensation paid to each Trustee by the Liberty Mutual Funds for the calendar year ended December 31, 1999.

----------------------------------------------------
     TRUSTEE             TOTAL COMPENSATION
----------------------------------------------------
Mr. Bleasdale                 $103,000(8)
----------------------------------------------------
Ms. Collins                     96,000
----------------------------------------------------
Mr. Grinnell                   100,000
----------------------------------------------------
Mr. Lowry                       97,000
----------------------------------------------------
Mr. Macera                      95,000
----------------------------------------------------
Mr. Mayer                      101,000
----------------------------------------------------
Mr. Moody                       91,000(9)
----------------------------------------------------
Mr. Neuhauser                  101,252
----------------------------------------------------
Mr. Stitzel                     95,000
----------------------------------------------------
Ms. Verville                    96,000(10)
----------------------------------------------------


The current Board of Trustees of the Stein Roe Trust received the following compensation from the Fund as of the Fund's fiscal year end:


                         DISCIPLINED
                         STOCK FUND
------------------------------------------

                           9/30/00
------------------------------------------
Mr. Bacon                  $1,300
------------------------------------------
Mr. Boyd                    1,400
------------------------------------------
Mr. Hacker                  1,300
------------------------------------------
Ms. Kelly                   1,300
------------------------------------------
Mr. Nelson                  1,300
------------------------------------------
Mr. Theobald                1,300
------------------------------------------

The following table sets forth the total compensation paid to each Trustee by the Stein Roe Funds for the fiscal year ended September 30, 1999.

----------------------------------------------------
     TRUSTEE             TOTAL COMPENSATION(11)
----------------------------------------------------
Mr. Bacon                     $117,850
----------------------------------------------------
Mr. Boyd                      $104,100
----------------------------------------------------
Mr. Hacker                    $ 93,900
----------------------------------------------------
Ms. Kelly                     $103,400
----------------------------------------------------
Mr. Nelson                    $103,900
----------------------------------------------------
Mr. Theobald                  $103,400
----------------------------------------------------

For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds"):

                                      Total Compensation From Liberty
                                      All-Star Funds For The Calendar
Trustee                               Year Ended December 31, 1999 (12)
-------                               ---------------------------------
Robert J. Birnbaum                                 $25,000
James E. Grinnell                                   25,000
Richard W. Lowry                                    25,000
William E. Mayer                                    25,000
John J. Neuhauser                                   25,000

-----------------------
(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2)  Includes $1,322 payable in later years as deferred compensation.

(3)  Includes $1,697 payable in later years as deferred compensation.

(4) Total compensation of $2,459 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(5) Total compensation of $2,906 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(6) Total compensation of $2,327 for the fiscal year ended June 30, 2000, will be payable in later years as deferred compensation.

(7) Total compensation of $3,429 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(8)  Includes $52,000 payable in later years as deferred compensation.

(9) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(10) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(11) At September 30, 1999, the Stein Roe Fund Complex consisted of 12 series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, four series of Liberty-Stein Roe Funds Income Trust, five series of Liberty-Stein Roe Advisor Trust, five series of Stein Roe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty-Stein Roe Advisor Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.

(12) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Advisor of each Fund).

                                                                      APPENDIX C

CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Disciplined Stock Fund, the Small Cap Fund and the Select Value Fund as of June 30, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the Select Value Fund at net asset value as of that date.

                                   DISCIPLINED STOCK         SMALL CAP         SELECT VALUE        PRO FORMA         PRO FORMA
                                          FUND                 FUND                FUND           ADJUSTMENTS       COMBINED (1)
Class A
Net asset value                                            $ 138,969,129       $ 388,214,593        (239,237)(2)   $ 526,944,485
Shares outstanding                                             4,268,643          17,372,786       1,946,059          23,587,488
Net asset value per share                                  $       32.56       $       22.35                       $       22.34

Class B
Net asset value                                            $ 238,607,222       $ 298,824,770        (235,656)(2)   $ 537,196,336
Shares outstanding                                             7,786,282          14,029,006       3,417,043          25,232,331
Net asset value per share                                  $       30.64       $       21.30                       $       21.29

Class C
Net asset value                                            $  27,400,025       $  21,661,061         (21,036)(2)   $  49,040,050
Shares outstanding                                               869,870             991,551         384,003           2,245,424
Net asset value per share                                  $       31.50       $       21.85                       $       21.84

Class Z
Net asset value                                            $  11,431,011       $   1,043,631          (4,970)(2)   $  12,469,672
Shares outstanding                                               346,276              46,541         163,616             556,433
Net asset value per share                                  $       33.01       $       22.42                       $       22.41

Class S (3)
Net asset value                       $ 484,253,043                                                  (92,179)(2)   $ 484,160,864
Shares outstanding                       25,325,082                                               (3,720,403)         21,604,679
Net asset value per share             $       19.12                                                                $       22.41

(1) Assumes the Acquisitions were consummated on June 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Select Value Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Select Value Fund that actually will be received on or after such date.

(2) Adjustment reflects a payable to the general partner of the Portfolio for its remaining net assets after withdrawal of the Disciplined Stock Fund's investment in the Portfolio of $162,362 in addition to one time proxy, accounting, legal and other costs of the reorganization of $162,927, $92,179, and $337,972 to be borne by the Small Cap Value Fund, the Disciplined Stock Fund and the Select Value Fund, respectively.

(3) Disciplined Stock Fund shares are to be exchanged for new Class S shares of the Select Value Fund upon consummation of the Acquisition. Initial per share value of Class S shares is presumed to be equal to that of current Class Z shares.

CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Small Cap Fund and the Select Value Fund as of June 30, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Small Cap Fund by the Select Value Fund at net asset value as of that date.

                                       SMALL CAP              SELECT VALUE           PRO FORMA           PRO FORMA
                                          FUND                    FUND              ADJUSTMENTS         COMBINED (1)
Class A
Net asset value                      $ 138,969,129           $ 388,214,593            (239,237)(2)     $ 526,944,485
Shares outstanding                       4,268,643              17,372,786           1,946,059            23,587,488
Net asset value per share            $       32.56           $       22.35                             $       22.34

Class B
Net asset value                      $ 238,607,222           $ 298,824,770            (235,656)(2)     $ 537,196,336
Shares outstanding                       7,786,282              14,029,006           3,417,043            25,232,331
Net asset value per share            $       30.64           $       21.30                             $       21.29

Class C
Net asset value                      $  27,400,025           $  21,661,061             (21,036)(2)     $  49,040,050
Shares outstanding                         869,870                 991,551             384,003             2,245,424
Net asset value per share            $       31.50           $       21.85                             $       21.84

Class Z
Net asset value                      $  11,431,011           $   1,043,631              (4,970)(2)     $  12,469,672
Shares outstanding                         346,276                  46,541             163,616               556,433
Net asset value per share            $       33.01           $       22.42                             $       22.41

(1) Assumes the Acquisition was consummated on June 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Select Value Fund will be received by the shareholders of the Small Cap Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Select Value Fund that actually will be received on or after such date.

(2) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $162,927 and $337,972 to be borne by the Small Cap Fund and the Select Value Fund, respectively.

CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Disciplined Stock Fund and the Select Value Fund as of June 30, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Disciplined Stock Fund by the Select Value Fund at net asset value as of that date.

                                       DISCIPLINED STOCK          SELECT VALUE            PRO FORMA             PRO FORMA
                                             FUND                     FUND               ADJUSTMENTS           COMBINED (1)
Class A
Net asset value                                                  $ 388,214,593             (184,863)(2)      $ 388,029,730
Shares outstanding                                                  17,372,786               (3,505)            17,369,281
Net asset value per share                                        $       22.35                               $       22.34

Class B
Net asset value                                                  $ 298,824,770             (142,297)(2)      $ 298,682,473
Shares outstanding                                                  14,029,006                  232             14,029,238
Net asset value per share                                        $       21.30                               $       21.29

Class C
Net asset value                                                  $  21,661,061              (10,315)(2)      $  21,650,746
Shares outstanding                                                     991,551                 (216)               991,335
Net asset value per share                                        $       21.85                               $       21.84

Class Z
Net asset value                                                  $   1,043,631                 (497)(2)      $   1,043,134
Shares outstanding                                                      46,541                    7                 46,548
Net asset value per share                                        $       22.42                               $       22.41

Class S (3)
Net asset value                         $ 484,253,043                                       (92,179)(2)      $ 484,160,864
Shares outstanding                         25,325,082                                    (3,720,403)            21,604,679
Net asset value per share               $       19.12                                                        $       22.41

(1) Assumes the Acquisition was consummated on June 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Select Value Fund will be received by the shareholders of the Disciplined Stock Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Select Value Fund that actually will be received on or after such date.

(2) Adjustment reflects a payable to the general partner of the Portfolio for its remaining net assets after withdrawal of the Disciplined Stock Fund's investment in the Portfolio of $162,362 in addition to one time proxy, accounting, legal and other costs of the reorganization of $92,179 and $337,972 to be borne by the Disciplined Stock Fund and the Select Value Fund, respectively.

(3) Disciplined Stock Fund shares are to be exchanged for new Class S shares of the Select Value Fund upon consummation of the Acquisition. Initial per share value of Class S shares is presumed to be equal to that of current Class Z shares.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF OCTOBER 31, 1999
                            LIBERTY SELECT VALUE FUND

HIGHLIGHTS

-    LONG-RUNNING STOCK MARKET PERFORMANCE CONTINUED.
     The U.S. stock market continued to show strong returns during the Fund's fiscal year. The S&P 500 Index increased 25.7% during the 12-month period, while the S&P MidCap 400 Index increased 21.1%.

-    SECOND QUARTER BROADENING -- A HIGHLIGHT FOR MID-CAP STOCKS.
     After several years in which the stock market was led by a handful of large-cap growth stocks and select technology companies, the market broadened in the second quarter of 1999 to include small and mid-cap stocks. This broader participation included companies in the basic materials, energy, chemicals and manufacturing sectors.

- MARKET NARROWED AGAIN IN THE FINAL THREE MONTHS AMID INCREASING VOLATILITY. During the summer, the Federal Reserve Board (the "Fed") became concerned about the potential effects on inflation of stock prices, a robust economy and low unemployment. The Fed raised short-term interest rates twice during the summer, causing investors to seek the stability of large-cap growth stocks. This increased volatility for the mid-cap market.

-    FUND MIRRORED MID-CAP VOLATILITY DURING PERIOD.
     The Fund's performance reflected the overall volatility of the stock market, which was especially pronounced among mid-cap stocks.

PORTFOLIO MANAGEMENT REPORT

MIXED ENVIRONMENT FOR MID-CAP STOCKS

     While the market's leadership was concentrated in a relatively small group of stocks in the first few months -- following the pattern set over the past few years -- this leadership broadened in the second quarter of 1998 to include a much larger group of stocks.

     The Fed's rate increases during the summer hurt stock prices because higher borrowing rates can reduce corporate profits. Mid-cap stocks were hit particularly hard, with the S&P MidCap 400 Index dropping over 15% between its mid-summer high and its low in mid-October. Much of the volatility that the market experienced in the second half resulted from investors either reacting to -- or trying to anticipate -- Federal

Reserve actions on interest rates.

DOMINANCE OF INTERNET STOCKS OVERSHADOWS FUND PERFORMANCE

     During the 12-month period, the Fund had a total return of 12.48%, based on Class A shares without a sales charge. By comparison, the S&P 400 Index had a total return of 21.08% during the same period. The Fund's underperformance of the S&P 400 can be partially explained by the fact that two stocks not held by the Fund -- America Online and Qualcomm -- accounted for nearly one-third of the index's return for the period. The S&P MidCap 400 Index continued to be dominated by high-flying Internet stocks. While we see the obvious growth in the Internet-related and electronic commerce businesses, we still believe that there will be a shakeout among the many "dot-com" companies. We remain convinced that a more prudent way to reap the benefits of the Internet's rapid growth is to invest in companies that support its infrastructure.

FUND BENEFITED FROM TECHNOLOGY, ENERGY AND CONSUMER CYCLICAL STOCKS

     During the period, we emphasized holdings in the technology, energy and consumer cyclical sectors as positive developments occurred. In the technology sector, we acquired several holdings in the semiconductor industry, as demand for these products has been rapidly increasing due to the phenomenal growth of the Internet. Stocks in the energy sector have benefited from the economic recovery in Asia and a significant increase in energy prices. Our energy holdings include BJ Services, Inc. (0.4% of net assets), which provides pressure pumping and other oilfield services serving the petroleum industry worldwide.

     In the consumer cyclical sector, we purchased Best Buy Company (0.8% of net assets), an electronics retail store that has developed a very successful strategy. For lower-priced products such as VCR's, customers make their own choices and the inventory is made readily available for purchase. This results in low overhead costs associated with these products, allowing Best Buy to be a price leader. For the higher-end products that are much more profitable -- such as digital entertainment centers -- the company provides trained salespeople.

POSITIONING THE FUND TO BENEFIT WITHOUT TAKING ON EXCESSIVE RISK

     During the past year, we increased the Fund's technology and energy holdings to take advantage of the positive trends in these sectors and position the Fund for future potential growth. Technology, in particular, has become increasingly important to the U.S. economy, accounting for significant increases in productivity. In recognition of the impact of technology companies on economic growth, the Dow Jones Industrial Average recently added Intel and Microsoft to its index of 30 stocks -- the first time in history that stocks from the Nasdaq exchange were included in the Dow.

         Despite our increased weightings in certain sectors, we continue to maintain our long-held strategy of not making major "sector bets" or having too much invested in any one company. As the market's volatility has continued to increase, we have further diversified, increasing our total number of holdings. By spreading the Fund's assets over a larger base of stocks, we believe it will be better positioned to weather market volatility.

OUTLOOK POSITIVE, BUT DEPENDENT ON ECONOMY

     We continue to have a positive outlook for mid-cap stocks. Many of the largest capitalization stocks have become overpriced, and investors are beginning to find value and growth potential in the mid-cap arena. Our economic outlook is for continued stable growth in the U.S. economy with low inflation. In such an environment, we believe that mid-cap stocks can be attractive investments for long-term investors.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

PERFORMANCE INFORMATION

THE SELECT VALUE FUND'S INVESTMENT PERFORMANCE VS. STANDARD & POOR'S MIDCAP 400 INDEX

     [LINE CHART: Initial and subsequent account values at end of each of the most recently completed ten fiscal years]

  PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/31/89 - 10/31/99

              Without Sales Charge    With Sales Charge     S&P MidCap 400 Index
              --------------------    -----------------     --------------------

10/89               $10,000               $ 9,425                 $10,000
10/90                 8,190                 7,719                   8,660
10/91                11,622                10,954                  14,155
10/92                12,582                11,859                   15,46
10/93                14,821                13,969                  18,788
10/94                15,233                14,357                  19,236
10/95                19,565                 18,44                  23,315
10/96                23,729                22,364                  27,361
10/97                30,441                28,691                  36,299
10/98                32,861                30,972                  38,735
10/99                36,960                34,835                  46,897

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class                    A                           B                           C                    Z
Inception Date               1949                       6/8/92                      8/1/97               1/11/99
----------------------------------------------------------------------------------------------------------------
                    Without       With          Without       With          Without        With          Without
                    Sales         Sales         Sales         Sales         Sales          Sales         Sales
                    Charge        Charge        Charge        Charge        Charge         Charge        Charge
1 year              12.48%         6.01%        11.66%         6.66%        11.71%         10.71%        12.63%
5 years             19.40         17.99         18.49         18.29         19.04          19.04         19.43
10 years            13.97         13.29         13.34         13.34         13.79          13.79         13.98

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and

1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/31/89 - 10/31/99

            WITHOUT SALES CHARGE     WITH SALES CHARGE      S&P MIDCAP 400 INDEX
10/89            $10,000                 $ 9,425                    $10,000
10/90              8,190                   7,719                      8,660
10/91             11,622                  10,954                     14,155
10/92             12,582                  11,859                      15,46
10/93             14,821                  13,969                     18,788
10/94             15,233                  14,357                     19,236
10/95             19,565                   18,44                     23,315
10/96             23,729                  22,364                     27,361
10/97             30,441                  28,691                     36,299
10/98             32,861                  30,972                     38,735
10/99             36,960                  34,835                     46,897

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 10/31/89 -
10/31/99

                   WITHOUT           WITH SALES
                 SALES CHARGE          CHARGE

Class A            $36,960            $34,835
Class B             34,983             34,983
Class C             36,405             36,405
Class Z             37,011               N/A

NET ASSET VALUE AS OF 10/31/99

Class A            $21.93
Class B            $21.10
Class C            $21.59
Class Z            $21.96

DISTRIBUTIONS DECLARED PER SHARE FROM 11/1/98 - 10/31/99

Class A                         $0.72
Class B                         $0.72
Class C                         $0.72
Class Z (1/11/99 - 10/31/99)    $0.00

HOLDINGS

TOP 10 HOLDINGS AS OF 10/31/99

     1.   Xilinx, Inc.                              2.0%
     2.   Maxim Integrated Products                 1.9%
     3.   Altera Corp.                              1.6%
     4.   Linear Technology Corp.                   1.6%
     5.   Citrix Systems, Inc.                      1.4%
     6.   Vitesse Semiconductor Corp.               1.3%
     7.   Biogen, Inc.                              1.3%
     8.   CNF Transportation, Inc.                  1.3%
     9.   Teradyne, Inc.                            1.2%
    10.   Lehman Brothers Holdings, Inc.            1.2%

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

SECTOR BREAKDOWNS

                                 FUND AS OF             FUND AS OF
                                  10/31/99       VS.     10/31/98

Financial                          16.2%                   17.2%
Consumer cyclical                  15.2%                   16.5%
Technology                         24.8%                   14.9%
Health care                         8.6%                   11.6%
Utilities                           8.9%                    9.8%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

                              LIBERTY MUTUAL FUNDS
                             STEIN ROE MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111


Dear Shareholder:

Your Fund will hold a special meeting on December 19, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. You will be asked to vote on the acquisition of your Fund and on the election of eleven Trustees. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by the combined prospectus/proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

Your Fund is part of one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc., the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty organization to focus its portfolio management resources on a more focused group of portfolios. Please review the enclosed prospectus/proxy statement for a more detailed description of the proposed acquisition of your Fund and the specific reasons it is being proposed.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

Your Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the combined prospectus/proxy statement, please feel free to call the contact number listed in the enclosed prospectus/proxy statement.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,
/s/ Stephen E. Gibson
Stephen E. Gibson, President
November 8, 2000
[Job Code]

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                DECEMBER 19, 2000

                             LIBERTY FUNDS TRUST III
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

                         LIBERTY STRATEGIC BALANCED FUND


         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Strategic Balanced Fund will be held at 10:00 a.m. on Tuesday, December 19, 2000, at the offices of Colonial Management Associates, Inc., the Liberty Strategic Balanced Fund's advisor, One Financial Center, Boston, Massachusetts 02111 for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Strategic Balanced Fund to, and the assumption of all of the liabilities of the Liberty Strategic Balanced Fund by, The Liberty Fund in exchange for shares of The Liberty Fund and the distribution of such shares to the shareholders of the Liberty Strategic Balanced Fund in complete liquidation of the Liberty Strategic Balanced Fund.

         2.       To elect eleven Trustees.

         3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                        By order of the Board of Trustees,


                                        William J. Ballou, Assistant Secretary

November 8, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP THE LIBERTY STRATEGIC BALANCED FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

COMBINED PROSPECTUS AND PROXY STATEMENT
NOVEMBER 8, 2000

ACQUISITION OF THE ASSETS AND LIABILITIES OF
LIBERTY STRATEGIC BALANCED FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

BY AND IN EXCHANGE FOR SHARES OF
THE LIBERTY FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

TABLE OF CONTENTS

Synopsis........................................................................
Proposal 1 - Acquisition of the Liberty Strategic Balanced Fund by
             The Liberty Fund...................................................
   Principal Investment Risks...................................................
   Information about the Acquisition............................................
Proposal 2 - Election of Trustees...............................................
General.........................................................................
   Voting Information...........................................................
Appendix A - Agreement and Plan of Reorganization...............................
Appendix B - Fund Information...................................................
Appendix C - Capitalization ....................................................
Appendix D - Management's Discussion of Fund Performance for The Liberty Fund...

         This combined Prospectus/Proxy Statement contains information you should know before voting on the proposed acquisition of the Liberty Strategic Balanced Fund (the "Strategic Fund") by The Liberty Fund (the "Liberty Fund") or voting on the other proposals to be considered at a Special Meeting of Shareholders of the Strategic Fund (the "Meeting"), which will be held at 10:00 a.m. Eastern Time on December 19, 2000 at the offices of Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts, 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Strategic Fund by the Liberty Fund (the "Acquisition"). If the Acquisition occurs, you will become a shareholder of the Liberty Fund. The Liberty Fund seeks primarily income and capital growth and, secondarily, capital preservation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Strategic Fund and the Acquisition occurs, the Strategic Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of the same class with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, shares of each class received by the Strategic Fund will be distributed pro rata to its shareholders of the same class.

         Proposal 2 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty Funds Trust III ("Trust III"), of which the Strategic Fund is a series.

         Please review the enclosed Prospectuses of the Liberty Fund. These documents are incorporated in this Prospectus/Proxy Statement by reference. The following documents have also been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

         - The Prospectus of the Strategic Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 1, 2000.

         - The Statement of Additional Information of the Strategic Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Statement of Additional Information of the Liberty Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Strategic Fund dated October 31, 1999.

         - The financial statements included in the Strategic Fund's Semi-Annual Report to Shareholders dated April 30, 2000.

         - The Statement of Additional Information of the Liberty Fund dated November 8, 2000 relating to the Acquisition.

         The Strategic Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, please call 1-800-426-3750 or write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing our web site at www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 if you have special TTD equipment. Text-only versions of all the Strategic Fund and Liberty Fund documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE LIBERTY FUND OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SYNOPSIS

         THE FOLLOWING QUESTIONS AND RESPONSES PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE OTHER MATTERS TO BE CONSIDERED AT THE MEETING AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE, AS THIS SECTION IS ONLY A SYNOPSIS OF THE COMPLETE DOCUMENT.

1.       WHAT IS BEING PROPOSED?

         First, the Trustees of each of the Funds are recommending in Proposal 1 that the Liberty Fund acquire the Strategic Fund. This means that the Liberty Fund would acquire all of the assets and liabilities of the Strategic Fund in exchange for shares of the Liberty Fund representing the aggregate net asset value of the Strategic Fund's assets and liabilities. If Proposal 1 is approved, you will receive shares of the Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Strategic Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around January 29, 2001.

         In addition, the Trustees of the Strategic Fund are recommending in Proposal 2 that you vote in favor of eleven nominees for Trustees.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

         The Trustees of the Strategic Fund recommend approval of the Acquisition because it offers shareholders of the Fund an investment in a fund with similar investment goals and the economies of scale of a larger fund including a reduction in the fees and expenses of the Strategic Fund. In reviewing the Acquisition, the Trustees also considered:

         o that it is unlikely the Strategic Fund will achieve scale through sales growth;
         o        the ability of the Funds' investment advisor to create a more focused value-style investment management team; and
         o        the tax-free nature of the Acquisition as opposed to other alternatives for the Fund and for shareholders.

         Please review "Reasons for the Acquisition" in Proposal 1 of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE LIBERTY FUND IF THE ACQUISITION OCCURS?

         You will receive the same class of shares that you currently own in the Strategic Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE STRATEGIC FUND AND THE LIBERTY FUND COMPARE?

         This table shows the investment goals and primary investment strategies of each Fund:

                THE STRATEGIC FUND                    THE LIBERTY FUND
         INVESTMENT GOALS:  The Strategic    INVESTMENT GOALS:  The Liberty
         Fund seeks both current income      Fund seeks primarily income and
         and long-term growth, consistent    capital growth and, secondarily,
         with prudent risk.                  capital preservation.
         PRIMARY INVESTMENT STRATEGIES:      PRIMARY INVESTMENT STRATEGIES:
         The Strategic Fund seeks to         The Liberty Fund seeks to achieve
         achieve its goals as follows:       its goals as follows:
         - The Fund invests at least 25%     - The Fund invests in both stocks
           of total assets in debt             and bonds.
           securities and at least 40% in    - The Fund invests at least 25%
           equity securities. The Fund         of total assets in bonds or other
           will invest in both U.S. and        fixed income securities (which
           foreign issuers.                    consist primarily of U.S.
         - The Fund utilizes futures and       government and investment-
           options.                            grade bonds).
                                             - The Fund uses a "value"
                                               investment approach for its
                                               stock holdings.


                  The investment policies of the Strategic Fund and the Liberty Fund are substantially similar. After the Acquisition, the Liberty Fund expects to change its investment strategies so that it may invest in foreign securities and in futures and options.

5. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

         The following tables allow you to compare the sales charges, if applicable, and management fees and expenses of the Strategic Fund and the Liberty Fund and to analyze the estimated expenses that Colonial expects the combined fund to bear in the first year following the Acquisition. Sales charges are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each Fund for its last fiscal year ended October 31, 1999.

SHAREHOLDER FEES(1)
(paid directly from your investment)

                                         STRATEGIC FUND                        LIBERTY FUND
                                         --------------                        ------------
                                   CLASS A  CLASS B   CLASS C     CLASS A   CLASS B   CLASS C   CLASS Z
Maximum sales charge (load) on
purchases (%) (as a percentage
of the offering price)               4.75     0.00      0.00        5.75      0.00      0.00      0.00
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of
purchase price or redemption
price)                             1.00(2)    5.00      1.00      1.00(2)     5.00      1.00      0.00
Redemption fee (%) (as a
percentage of amount redeemed,
if applicable)                       (3)      (3)       (3)         (3)       (3)       (3)       (3)

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                         STRATEGIC FUND                         LIBERTY FUND
                                         --------------                         ------------
                                    CLASS    CLASS     CLASS       CLASS     CLASS     CLASS     CLASS
                                      A        B         C           A         B         C         Z
Management fee (%)                  0.70      0.70      0.70        0.53      0.53      0.53      0.53
Distribution and service (12b-1)
fees(4)  (%)                        0.35(5)   1.00      1.00        0.25      1.00      1.00      0.00
Other expenses (%)                  0.47      0.47      0.47        0.35      0.35      0.35      0.35
Total annual fund operating
expenses (%)                        1.52(5)   2.17      2.17        1.13      1.88      1.88      0.88

                                     LIBERTY FUND (PRO FORMA COMBINED)
                                    CLASS    CLASS     CLASS     CLASS
                                      A        B         C         Z
Management fee (%)                  0.53      0.53      0.53      0.53
Distribution and service (12b-1)
fees (%)(4)                         0.24      0.99      0.99      0.00
Other expenses (%)                  0.29      0.29      0.29      0.29
Total annual fund operating
expenses  (%)                       1.06      1.81      1.81      0.82

(4) For the Liberty Fund, the annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a blend between the 0.15% and 0.25% rates.
(5) The Strategic Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.47%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Strategic Fund and the Liberty Fund currently with the cost of investing in the combined fund on a pro forma basis and also allows you to compare this with the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

         -        $10,000 initial investment
         -        5% total return for each year
         -        Each Fund's operating expenses remain the same
         -        Assumes reinvestment of all dividends and distributions
         - Assumes Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES
(your actual costs may be higher or lower)

                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
STRATEGIC FUND
Class A                                     $622              $932             $1,265           $2,201
Class B: did not sell your shares           $220              $679             $1,164           $2,339
         sold all your
         shares at end of period            $720              $979             $1,364           $2,339
Class C: did not sell your shares           $220              $679             $1,164           $2,503
         sold all your
         shares at end of period            $320              $679             $1,164           $2,503


LIBERTY FUND
Class A                                     $683              $911             $1,156           $1,871
Class B: did not sell your shares           $190              $588             $1,011           $2,005
         sold all your
         shares at end of period            $690              $888             $1,211           $2,005
Class C: did not sell your shares           $190              $588             $1,011           $2,201
         sold all your
         shares at end of period            $290              $588             $1,011           $2,201
Class Z                                     $ 90              $281             $  488           $1,084

LIBERTY FUND
(pro forma combined)
Class A                                     $677              $894             $1,128           $1,799
Class B: did not sell your shares           $184              $571             $  982           $1,934
         sold all your
         shares at end of period            $684              $871             $1,182           $1,934
Class C: did not sell your shares           $184              $571             $  982           $2,131
         sold all your
         shares at end of period            $284              $571             $  982           $2,131
Class Z                                     $ 84              $263             $  457           $1,018

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Example Expenses are as follows: (1) the current contractual agreements will remain in place; (2) certain fixed costs involved in operating the Strategic Fund are eliminated; and (3) expenses ratios are based on pro forma combined average net assets for the period ended July 31, 2000.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

         The Acquisition is expected to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Strategic Fund or its shareholders as a result of the Acquisition.

         The cost basis and holding period of your Strategic Fund shares are expected to carry over to your new shares in the Liberty Fund.


PROPOSAL 1 - ACQUISITION OF THE LIBERTY STRATEGIC BALANCED FUND BY THE LIBERTY
             FUND

THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Strategic Fund by the Liberty Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE LIBERTY FUND, AND HOW DO THEY COMPARE WITH THE STRATEGIC FUND?

         Because the Funds have similar goals and strategies, the potential risks associated with each Fund are similar. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Please see the enclosed Prospectuses of the Liberty Fund for a description of the principal investment risks of the Fund.


INFORMATION ABOUT THE ACQUISITION

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

         If approved by the shareholders of the Strategic Fund, the Acquisition is expected to occur on or around January 29, 2001, under the Agreement and Plan of Reorganization attached as Appendix A to this combined Prospectus/Proxy Statement.

Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

         - The Strategic Fund will transfer all of the assets and liabilities attributable to each class of shares of the Strategic Fund to the Liberty Fund in exchange for shares of the same class of the Liberty Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on January 26, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition (the "Valuation Date").

         - The shares of each class of the Liberty Fund received by the Strategic Fund will be distributed to the shareholders of the same class of the Strategic Fund pro rata in accordance with their percentage ownership of each class of the Strategic Fund in full liquidation of the Strategic Fund.

         - After the Acquisition, the Strategic Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - The Acquisition requires approval by the Strategic Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Funds.

         A shareholder who objects to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust (the "Declaration") to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares in the Liberty Fund of the same class as the shares that you currently own in the Strategic Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - If applicable, your Liberty Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, the new shares will continue to age from the date you purchased your Strategic Fund shares.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -        You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Fund.

REASONS FOR THE ACQUISITION

         The Trustees of Trust III, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc. ("Liberty Financial"), the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty Financial organization to focus its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Liberty Financial presented to the Trustees the following reasons for the Strategic Fund to enter into the
Acquisition:

- The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Strategic Fund, but with lower operating expenses as a percentage of fund assets. This expense ratio reduction would benefit Strategic Fund shareholders, since operating expenses are paid by the fund and reduce the investment return to fund shareholders. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Strategic and Liberty Funds on July 31, 2000 and the Funds' current expense structures, the Liberty Fund's annualized expense ratio (excluding 12b-1 fees) immediately after the Acquisition would be about 0.33% lower than the Strategic Fund's current expense ratio (for example, for Class A shares, a 0.82% expense ratio for the Liberty Fund, as compared to 1.14% currently for the Strategic Fund). Note that the 12b-1 fees on Classes A, B and C of the Strategic Fund are 0.35%, 1.00%, and 1.00%, respectively. The 12b-1 fee on Classes A, B and C of the Liberty Fund are 0.24%, 0.99%, and 0.99%, respectively.

- The Strategic Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth. In this connection, Liberty Financial indicated to the Trustees that it was not willing to continue subsidizing the Fund's operations (through fee waiver or expense reimbursements) over the long term.

- The Acquisition will also permit a more focused value-style investment management team to concentrate its efforts on a single value equity approach rather than manage multiple portfolios with somewhat different investment approaches.

- The Acquisition is intended to permit the Strategic Fund's shareholders to exchange their investment for an investment in the Liberty Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Strategic Fund shareholder redeemed his or her shares to invest in another fund, like the Liberty Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Strategic Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Liberty Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         The projected post-Acquisition expense reductions presented above are based upon numerous material assumptions, including that: (1) the current contractual agreements will remain in place; and (2) certain fixed costs involved in operating the Strategic Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which factors are beyond the control of the Liberty Fund or Liberty Financial.

         In addition, the Trustees considered the relative Fund performance results which are based on the factors and assumptions set forth below under Performance Information. No assurance can be given that the Liberty Fund will achieve any particular level of performance after the Acquisition.

INFORMATION ABOUT PROPOSED NEW SUB-ADVISOR

         Subject to the approval of the existing shareholders of the Liberty Fund, which will be sought in a separate proxy statement, Colonial will enter into a sub-advisory agreement with Unibank Securities, Inc., an SEC-registered investment advisor that does business in the U.S. as Unibank Investment Management ("Unibank"). The sub-advisory agreement will take effect on or about the date of the Acquisition.

         Under the sub-advisory agreement, Unibank will manage a portion of the assets of the Liberty Fund, as determined by Colonial, purchase and sell securities and other investments on behalf of the Liberty Fund, and report results to the Board of Trustees of Trust III. It is expected that Unibank will manage large capitalization, non-U.S. equity securities for the Liberty Fund. For the services to be rendered by Unibank under the sub-advisory agreement, Colonial will pay Unibank a monthly fee at an annual rate of 0.40% of the average daily net asset value of the portion of the Liberty Fund's assets managed by Unibank. Any liability of Unibank to Trust III, the Liberty Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

         The sub-advisory agreement will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved annually in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). The sub-advisory agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees of Trust III, by vote of a majority of the outstanding voting securities of the Liberty Fund, or by Colonial, and by Unibank on ninety days' written notice to Colonial and Trust III. The sub-advisory agreement also will terminate automatically in the event of its assignment or in the event that the management agreement between Trust III, on behalf of the Liberty Fund, and Colonial is terminated for any reason. The sub-advisory agreement may be amended only in accordance with the 1940 Act.

         Unibank, which is located at 13-15 West 54th Street, New York, New York, 10019, offers investment management services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International ("MSCI") benchmarks such as the MSCI EAFE Index, which is an index that includes stocks from Europe, Australia and the Far East and is commonly used as a measure of international stock performance. Unibank is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Unidanmark A/S, which in turn is a direct wholly owned subsidiary of Nordic Baltic Holding. Unibank A/S is located at Torvegade 2 DK-1786 Copenhagen V., Denmark. Unidanmark A/S is located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. Nordic Baltic Holding is located at Hamngatan 10, SE-105 71 Stockholm, Sweden.


PERFORMANCE INFORMATION

         The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 or, if shorter, since inception, for the Class A shares of the Liberty Fund and the Class A shares of the Strategic Fund. They should give you a general idea of how each Fund's return has varied from year to year. The graphs include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

STRATEGIC FUND

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                    1995              1996              1997              1998              1999
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
30%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                    27.40%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
25%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
20%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                      15.68%                              15.51%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
15%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                        14.64%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
10%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                            5.13%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
5%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
0%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

The Fund's year-to-date total return through                  For period shown in bar chart:
September 30, 2000 was 2.04%.                                 Best quarter:  Fourth quarter 1998, +12.01%
                                                              Worst quarter:  Third quarter 1998, -6.99%

LIBERTY FUND

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
35%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
30%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                      26.13%                                 28.60%              26.05%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
25%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
20%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                                                       16.77%              13.13%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
15%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                12.96%    14.46%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
10%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                                                                                     8.70%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
5%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
0%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                                    -2.10%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-5%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
            -7.50%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-10%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

The Fund's year-to-date total return through                  For period shown in bar chart:
September 30, 2000 was 2.67%.                                 Best quarter:  Second quarter 1997, +15.60%
                                                              Worst quarter:  Third quarter 1990, -11.99%

         The next table lists each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 1999, or for the life of the Fund through December 31, 1999 if shorter, as the case may be, including the applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

STRATEGIC FUND*

                                INCEPTION
                                   DATE          1 YEAR        5 YEARS        10 YEARS       LIFE OF FUND
Class A (%)                      9/19/94           0.14          14.34          N/A               12.82
----------------------------- --------------- -------------- ------------- --------------- ------------------
Class B (%)                      9/19/94          (0.10)         14.67          N/A               13.19
----------------------------- --------------- -------------- ------------- --------------- ------------------
Class C (%)                      9/19/94           3.52          14.89          N/A               13.31
----------------------------- --------------- -------------- ------------- --------------- ------------------
S&P 500 Index (%)                  N/A            21.03          28.54          N/A               27.01(1)
----------------------------- --------------- -------------- ------------- --------------- ------------------
Lehman Index (%)                   N/A            (2.15)          7.61          N/A                7.31(1)
----------------------------- --------------- -------------- ------------- --------------- ------------------
Lipper Average (%)                 N/A             8.98          16.33          N/A               15.25(1)

LIBERTY FUND+

                                   1 YEAR         5 YEARS       10 YEARS
Class A (%)                         2.45          17.01          12.47
-----------------------------  -------------- -------------- --------------
Class B (%)                         3.20          17.33          12.50(2)
-----------------------------  -------------- -------------- --------------
Class C (%)                         7.05          17.99(2)       12.94(2)
-----------------------------  -------------- -------------- --------------
Class Z (%)                        13.72          19.67(2)       13.74(2)
-----------------------------  -------------- -------------- --------------
Russell Index (%)                  20.91          28.04(2)       18.13(2)

----------------------------- ------------- -------------- -------------- -------------- -------------------
S&P Mid-Cap Index (%)            N/A            14.72          23.05          17.32
----------------------------- ------------- -------------- -------------- -------------- -------------------
Lipper Average (%)               N/A             8.98          16.33          12.26

* The Strategic Fund's return is compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of U.S. stock market securities, and the Lehman Government/Corporate Bond Index ("Lehman Index"), an unmanaged index that tracks the performance of U.S. government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Strategic Fund's return is also compared to the average return of the funds included in the Lipper Balanced Funds category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

+ The Liberty Fund's return is compared to the Russell 1000 Index ("Russell Index"), an unmanaged index that tracks the performance of large capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Liberty Fund's return was compared formerly to the Standard & Poor's Midcap 400 Index ("S&P Mid-Cap Index"), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. In the past, the Fund had a medium market capitalization and used the S&P Mid-Cap Index as an appropriate benchmark. However, the Liberty Fund's current market capitalization more closely resembles a large capitalization fund. Therefore, the Liberty Fund is changing its benchmark to the Russell Index. Unlike the Liberty Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Liberty Fund's return is also compared to the average return of the funds included in the Lipper Balanced Fund category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(1)  Performance information is from September 30, 1994.

(2) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Liberty Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and Class Z shares would be higher. Class A shares were initially offered on April 30, 1982, Class B shares were initially offered on May 5, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on July 28, 1995.

FEDERAL INCOME TAX CONSEQUENCES

         The Acquisition is intended to be a tax-free reorganization. The closing of the Acquisition will be conditioned on receipt of an opinion from Ropes & Gray to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Strategic Fund or the shareholders of the Strategic Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Strategic Fund shares;

         - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Strategic Fund shares if you hold Strategic Fund shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the Acquisition;

         - under Section 362(b) of the Code, the Liberty Fund's tax basis in the assets that the Liberty Fund receives from the Strategic Fund will be the same as the Strategic Fund's basis in such assets; and

         - under Section 1223(2) of the Code, the Liberty Fund's holding period in such assets will include the Strategic Fund's holding period in such assets.

         The opinion will be based on certain factual certifications made by officers of Trust III. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. Prior to the closing of the Acquisition, the Strategic Fund and the Liberty Fund will each distribute to their shareholders all of their respective investment company taxable income and net realized capital gains which have not previously been distributed to shareholders. Such distributions will be taxable to the Strategic Fund's shareholders.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE STRATEGIC FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

         The Declaration establishing Trust III provides that any series of Trust III (such as the Strategic Fund) may be terminated by a two-thirds vote of the series' shares or by notice from the Trustees to the shareholders. The Trust believes that, under this provision, no shareholder vote is required to approve the Acquisition, although the provision could also be interpreted to require a two-thirds vote, if the Acquisition is submitted for shareholder approval. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about whether any shareholder vote is required to approve the Acquisition, the Trustees will consider any vote in favor of the Acquisition to be a vote in favor of amending the Declaration to provide that the Strategic Fund may be terminated by majority vote of the Strategic Fund's shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of the Strategic Fund's shareholders entitled to vote on the proposal vote in favor of such proposal.

REQUIRED VOTE FOR PROPOSAL 1

         Approval of the Agreement and Plan of Reorganization dated October 26, 2000 between Trust III on behalf of the Strategic Fund and Trust III on behalf of the Liberty Fund will require the affirmative vote of a majority of the shares of the Strategic Fund outstanding at the record date for the Meeting.


PROPOSAL 2 - ELECTION OF TRUSTEES

THE PROPOSAL

         You are being asked to approve the election of four new members as well as seven of the currently serving members of the Board of Trustees of Trust III, of which the Strategic Fund is a series. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of Trust III, as well as nine Liberty closed-end funds and seven (or, in the case of Messrs. Lowry, Mayer and Neuhauser, eight) other Liberty open-end trusts (collectively, the "Liberty Mutual Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of Trust III. The proposed four new members currently serve on the Board of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts, and were recommended for election as Trustees of the Liberty Mutual Funds by the Board of Trustees at a meeting held on October 25, 2000. Each of the nominees elected will serve as a Trustee of Trust III until the next meeting of shareholders of Trust III called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

         Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Funds. Liberty Financial and Trust III's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meeting in favor of the election of the nominees named below as Trustees of Trust III (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

         Set forth below is information concerning each of the nominees.




NOMINEE NAME & AGE     PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS      TRUSTEE SINCE
------------------     -----------------------------------------      -------------

Douglas A. Hacker      Executive Vice President and Chief              New nominee
(43)                   Financial Officer of UAL, Inc. (airline)
                       since July 1999; Senior Vice President and
                       Chief Financial Officer of UAL, Inc. prior
                       thereto.

Janet Langford Kelly   Executive Vice President--Corporate             New nominee
(41)                   Development, General Counsel, and
                       Secretary of Kellogg Company since
                       September 1999; Senior Vice President,
                       Secretary and General Counsel of Sara
                       Lee Corporation (branded, packaged,
                       consumer-products manufacturer) from
                       1995 to August 1999; partner at Sidley &
                       Austin (law firm) prior thereto.

Richard W. Lowry       Private Investor since August 1987.                1995
(64)                   (Formerly Chairman and Chief Executive
                       Officer of U.S. Plywood Corporation
                       from August 1985 to August 1987.)

Salvatore Macera       Private Investor. (Formerly Executive Vice         1998
(69)                   President and Director of Itek Corporation
                       (electronics) from 1975 to 1981.)

William E. Mayer(2)    Partner, Park Avenue Equity Partners               1994
(60)                   (venture capital); Director, Johns
                       Manville; Director, Lee Enterprises;
                       Director, WR Hambrecht & Co. (Formerly
                       Dean, College of Business and Management,
                       University of Maryland, from October 1992
                       to November 1996.)

John J. Neuhauser      Academic Vice President and Dean of                1985
(57)                   Faculties, Boston College, since August
                       1999. (Formerly Dean, Boston College
                       School of Management, from September
                       1977 to September 1999.)

Charles Nelson         Van Voorhis Professor of Political Economy      New nominee
(57)                   of the University of Washington.

Joseph R. Palombo(3)   Vice President of the Stein Roe Mutual             2000
(47)                   Funds since April 1999; Executive Vice
                       President and Director of Colonial
                       Management Associates, Inc. and Stein Roe
                       & Farnham Incorporated since April 1999;
                       Executive Vice President and Chief
                       Administrative Officer of Liberty Funds
                       Group LLC since April 1999. (Formerly
                       Chief Operating Officer, Putnam Mutual
                       Funds, from 1994 to 1998.)

Thomas E. Stitzel      Business Consultant; Chartered Financial           1998
(64)                   Analyst. (Formerly Professor of Finance,
                       from 1975 to 1999, and Dean, from 1977 to
                       1991, College of Business, Boise State
                       University.)

Thomas C. Theobald     Managing Director, William Blair Capital        New nominee
(62)                   Partners (private equity investing) since
                       1994; Chief Executive Officer and
                       Chairman of the Board of Directors of
                       Continental Bank Corporation from 1987
                       to 1994.

Anne-Lee Verville      Consultant. (Formerly General Manager,             1998
(54)                   Global Education Industry, from 1994 to
                       1997, and President, Applications
                       Solutions Division, IBM Corporation
                       (global education and global applications),
                       from 1991 to 1994.)


----------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the 1940 Act, because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

TRUSTEES' COMPENSATION

         The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Funds based on each Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Funds.

         The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Liberty Trusts who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age
72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

         Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

         Composition. The current Board of Trustees of the Liberty Mutual Funds consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its affiliates, but is considered interested as a result of his affiliation with a broker-dealer.

         Audit Committee. The Audit Committee of the Liberty Mutual Funds, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures, and considers the independence of the independent accountants, the range of their audit services and their fees.

         Compensation Committee. The Compensation Committee of the Liberty Mutual Funds, consisting of Messrs. Neuhauser (Chairman), Grinnell and Stitzel and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         Governance Committee. The Governance Committee of the Liberty Mutual Funds, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer
(Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial or any of its affiliates), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Strategic Fund.

         Record of Board and Committee Meetings. During the fiscal year ended October 31, 2000, the Board of Trustees of Trust III (excluding Liberty Federal Securities Fund which has a different fiscal year end) held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Governance Committee held five meetings.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF TRUST III VOTE FOR PROPOSAL 2.

REQUIRED VOTE FOR PROPOSAL 2

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of Trust III. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.


GENERAL

VOTING INFORMATION

         The Trustees of Trust III are soliciting proxies from the shareholders of the Strategic Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern Time on December 19, 2000 at Colonial's offices, One Financial Center, Boston, Massachusetts. The meeting notice, this combined Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about November 8, 2000.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Strategic Fund or by employees or agents of Colonial and its affiliated companies. In addition, SCC has been engaged to assist in the solicitation of proxies, at an estimated cost of $700,000 total for all of the proposed acquisitions of funds in the Liberty and Stein Roe Fund groups scheduled to take place in January 2001.

VOTING PROCESS

         You can vote in any one of the following five ways:

         a.       By mail, by filling out and returning the enclosed proxy card;

         b. By phone, by calling 1-800-732-3683 and following the instructions;

         c. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"

         d. By fax (not available for all shareholders; refer to enclosed proxy insert); or

         e.       In person at the Meeting.

         Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share owned on the record date. We encourage you to vote by internet, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the following parties in the following percentages: the Liberty Fund __%, the Strategic Fund __%, Liberty Financial __%.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Assistant Secretary of the Strategic Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Strategic Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Strategic Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Strategic Fund at the Meeting. Shareholders of the Strategic Fund vote together with the shareholders of the other series of Trust III for the election of Trustees; thirty percent (30%) of the outstanding shares of Trust III constitutes a quorum for voting on the election of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 1 and will have no effect on the outcome of Proposal 2. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisor's and Distributor's Addresses. The address of each Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists for the Strategic Fund and Trust III the total number of shares outstanding as of September 29, 2000 for each class of the shares of the Fund and Trust III entitled to vote at the Meeting. It also lists for the Liberty Fund the total number of shares outstanding as of September 29, 2000 for each class of the Fund's shares. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Funds and their shareholdings in the Funds.

         Adjournments; Other Business. If the Strategic Fund has not received enough votes by the time of the Meeting to approve any Proposal the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Strategic Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal (or in favor of any nominee, in the case of Proposal 2). They will vote against any such adjournment any proxy that directs them to vote against the Proposal (or against all nominees, in the case of Proposal 2). They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Strategic Fund intends to present or knows that others will present is Proposal 1 and Proposal 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Assistant Secretary of the Strategic Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Trust III, of which the Strategic Fund is a series, does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund or Trust III must be received by the Strategic Fund or Trust III in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October 26, 2000 by and among Liberty Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Strategic Balanced Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of The Liberty Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Liberty Financial Companies, Inc.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, B and C shares of beneficial interest of the Acquiring Fund ("Acquiring Shares") and the assumption by Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

                  (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

                  (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5 and 9.2 shall not be assumed or paid by the Acquiring Fund, and

                  (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquiring Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

         1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

         1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

         1.5      [RESERVED]

         1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

         2.       VALUATION.

         2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or statement of additional information of the Acquiring Fund, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5, and shall be certified by the Acquired Fund.

         2.2 For the purpose of paragraph 2.1, the net asset value of an Acquiring Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus").

         3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be on January 29, 2001, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

         3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for The Liberty Fund."

         3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

         3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the

                  Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

         3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

         4.       REPRESENTATIONS AND WARRANTIES.

         4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

                  (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                  (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquired Fund, audited by PricewaterhouseCoopers LLP and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

                  (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                  (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund
                         Prospectus")), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date (except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus);

                  (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3; and

                  (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

                  (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

                  (p) At the Closing Date, the Trust, on behalf of the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of April 30, 2000 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

                  (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

                  (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

                  (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquiring Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

                  (h) Since April 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph
                         (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

                  (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

                  (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

                  (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof; and

                  (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

                  (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         5.       COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

         5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

         5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

         5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

         5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

         5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the

                  Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         6.2 The Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

                  (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (g) except as previously disclosed, pursuant to section 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

                  (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of PricewaterhouseCoopers LLP for the fiscal year ended October 31, 1999 and signed pro forma tax returns for the period from November 1, 1999 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

         7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date.

         7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

         7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

         8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.5 The Trust shall have received a favorable opinion of Ropes & Gray, satisfactory to the Trust and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

                  (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b)    No gain or loss will be recognized to the Acquired Fund
                         (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

                  (c) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

                  (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

                  (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

                  (f) The tax basis of the Acquiring Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

                  (g) The holding period of the Acquiring Shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange.

                  (h) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

         9.       BROKERAGE FEES AND EXPENSES.

         9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquiring Shares. The other expenses of the transactions contemplated by this Agreement shall be borne by the following parties in the percentages indicated: (a) the Trust, on behalf of the Acquired Fund, __%, (b) the Acquiring Trust, on behalf of the Acquiring Fund, __%, and (c) Liberty Financial Companies, Inc. __%.

         10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

         10.1 The Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

         11.      TERMINATION.

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

                  (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                  (c) If the transactions contemplated by this Agreement have not been substantially completed by May 31, 2001 this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

         11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

         12.      AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

         13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty Funds Trust III, One Financial Center, Boston, MA 02111 attention Secretary.

         14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
                  NON-RECOURSE.

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 A copy of the Declaration of Trust of the Trust and Acquiring Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST III,
                                          on behalf of Liberty Strategic
                                          Balanced Fund




                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------
ATTEST:




Name:
     ---------------------------------

Title:
      --------------------------------


                                          LIBERTY FUNDS TRUST III,
                                          on behalf of The Liberty Fund




                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------
ATTEST:




Name:
     ---------------------------------

Title:
      --------------------------------



                                          Solely for purposes of Section 9.2
                                          of the Agreement:


                                          LIBERTY FINANCIAL COMPANIES, INC.



                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


ATTEST:


Name:
     -----------------------------

Title:
      ----------------------------

                                                                      APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE STRATEGIC FUND AND TRUST III AND SHARES OUTSTANDING OF THE LIBERTY FUND

     For each class of the Strategic Fund's shares and Trust III's shares entitled to vote at the Meeting, and for each class of the Liberty Fund's shares, the number of shares outstanding as of September 29, 2000 was as follows:

------------------------------------------------------------------------------------------------------------
                     FUND OR TRUST                          CLASS        NUMBER OF SHARES OUTSTANDING AND
                                                                                 ENTITLED TO VOTE
------------------------------------------------------------------------------------------------------------
Strategic Fund                                                A                   3,394,951
------------------------------------------------------------------------------------------------------------
                                                              B                   6,578,437
------------------------------------------------------------------------------------------------------------
                                                              C                     509,540
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Trust III                                                                       297,008,531
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Liberty Fund                                                  A                  85,501,506
------------------------------------------------------------------------------------------------------------
                                                              B                  60,443,271
------------------------------------------------------------------------------------------------------------
                                                              C                     640,428
------------------------------------------------------------------------------------------------------------
                                                              Z                         314
------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SHARES

     As of September 29, 2000, Trust III believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of September 29, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

----------------------------------------------------------------------------------------------------------------
                          NAME AND ADDRESS OF                NUMBER OF OUTSTANDING     PERCENTAGE OF OUTSTANDING
 FUND AND CLASS              SHAREHOLDER                     SHARES OF CLASS OWNED      SHARES OF CLASS OWNED
----------------------------------------------------------------------------------------------------------------

STRATEGIC FUND
CLASS A
                          Sales Marketing Services LLC           276,328.719                   8.14%
                          P.O. Box 516
                          Metairie, LA 70004-0516




CLASS Z
                                            Louis A. Volante Jr.            313.574           100.00%
                                            Rosemarie A. Volante
                                            32 Sheparo Avenue
                                            North Providence, RI 02904

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

As of September 29, 2000, the shareholders of record that owned 5% or more of the outstanding shares of the above noted class of shares of the above noted Fund would own the following percentage of the Acquiring Fund upon consummation of the Acquisition:


                                                  PERCENTAGE OF OUTSTANDING
                                                    SHARES OF CLASS OWNED
                    NAME AND ADDRESS OF             UPON CONSUMMATION OF
FUND AND CLASS          SHAREHOLDER                      ACQUISITION
---------------------------------------------------------------------------

STRATEGIC FUND
CLASS A
-------
                    Sales Marketing Services LLC           0.41%
                    P.O. Box 516
                    Metairie, LA 70004-0516

LIBERTY FUND
CLASS Z
-------
                    Louis A. Volante Jr.                 100.00%
                    Rosemarie A. Volante
                    32 Sheparo Avenue
                    North Providence, RI 02904


INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information about the executive officers of each Fund:

EXECUTIVE OFFICER                                                                    YEAR OF ELECTION AS
NAME & AGE            OFFICE PRINCIPAL OCCUPATION (1)                                EXECUTIVE OFFICER
-----------------     -------------------------------                                -------------------

Stephen E. Gibson     President of the Liberty Funds since June, 1998; Chairman of           1998
(46)                  the Board since July, 1998, Chief Executive Officer and
                      President since December, 1996 and Director, since July,
                      1996 of CMA (formerly Executive Vice President from July,
                      1996 to December, 1996); Chairman of the Board, Director,
                      Chief Executive Officer and President of Liberty Funds
                      Group LLC (LFG) since December, 1998 (formerly Director,
                      Chief Executive Officer and President of The Colonial
                      Group, Inc. (TCG) from December, 1996 to December, 1998);
                      Director of Stein Roe & Farnham Incorporated (SR&F) since
                      September, 2000, President since January, 2000 and Vice
                      Chairman since August, 1998 (formerly Assistant Chairman
                      and Executive Vice President from August, 1998 to January,
                      2000) (formerly Managing Director of Marketing of Putnam
                      Investments, June, 1992 to July, 1996.)

Pamela A. McGrath     Treasurer and Chief Financial Officer of the Liberty Funds and         1999
(46)                  Liberty All-Star Funds since April, 2000; Treasurer, Chief
                      Financial Officer and Vice President of LFG since
                      December, 1999; Chief Financial Officer, Treasurer and
                      Senior Vice President of CMA since December, 1999;
                      Director of Offshore Accounting for Putnam Investments
                      from May, 1998 to October, 1999; Managing Director of
                      Scudder Kemper Investments from October, 1984 to December,
                      1997.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

ADDITIONAL INFORMATION CONCERNING TRUSTEE COMPENSATION


The current Board of Trustees received the following compensation from each Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1999(1):


-------------------------------------------------------

                     STRATEGIC FUND      LIBERTY FUND
-------------------------------------------------------

                        10/31/99           10/31/99
-------------------------------------------------------
Mr. Bleasdale            $1,361(2)          $7,468(3)
-------------------------------------------------------
Ms. Collins               1,157              6,387
-------------------------------------------------------
Mr. Grinnell              1,205              6,657
-------------------------------------------------------
Mr. Lowry                 1,169              6,453
-------------------------------------------------------
Mr. Macera                1,280              6,971
-------------------------------------------------------
Mr. Mayer                 1,168              6,460
-------------------------------------------------------
Mr. Moody                 1,087(4)           6,007(5)
-------------------------------------------------------
Mr. Neuhauser             1,221              6,728
-------------------------------------------------------
Mr. Stitzel               1,280              6,971
-------------------------------------------------------
Ms. Verville              1,301(6)           7,088(7)
-------------------------------------------------------


The following table sets forth the total compensation paid to each Trustee by the Liberty Mutual Funds for the calendar year ended December 31, 1999.


----------------------------------------------------------
     TRUSTEE                    TOTAL COMPENSATION
----------------------------------------------------------
Mr. Bleasdale                       $103,000(8)
----------------------------------------------------------
Ms. Collins                           96,000
----------------------------------------------------------
Mr. Grinnell                         100,000
----------------------------------------------------------
Mr. Lowry                             97,000
----------------------------------------------------------
Mr. Macera                            95,000
----------------------------------------------------------
Mr. Mayer                            101,000
----------------------------------------------------------
Mr. Moody                             91,000(9)
----------------------------------------------------------
Mr. Neuhauser                        101,252
----------------------------------------------------------
Mr. Stitzel                           95,000
----------------------------------------------------------
Ms. Verville                          96,000(10)
----------------------------------------------------------

For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds"):

                                      Total Compensation From Liberty
                                      All-Star Funds For The Calendar
Trustee                               Year Ended December 31, 1999 (11)
-------                               ---------------------------------
Robert J. Birnbaum                                 $25,000
James E. Grinnell                                   25,000
Richard W. Lowry                                    25,000
William E. Mayer                                    25,000
John J. Neuhauser                                   25,000

-------------------------------
(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(2)  Includes $632 payable in later years as deferred compensation.
(3)  Includes $3,508 payable in later years as deferred compensation.
(4) Total compensation of $1,087 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(5) Total compensation of $6,007 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(6) Total compensation of $1,301 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(7) Total compensation of $7,088 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
(8)  Includes $52,000 payable in later years as deferred compensation.
(9) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.
(10) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.
(11) The Liberty All-Star Funds are advised by Liberty Asset Management
     Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Advisor of each Fund).

                                                                      APPENDIX C
CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Strategic Fund and the Liberty Fund as of April 30, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Strategic Fund by the Liberty Fund at net asset value as of that date (all amounts shown in thousands except per share information):

                                      STRATEGIC         LIBERTY          PRO FORMA          PRO FORMA
                                        FUND             FUND           ADJUSTMENTS        COMBINED (1)
Class A
Net asset value                       $ 49,728          $900,553         $   (175)(2)        $950,106
Shares outstanding                       3,533            87,871            1,289              92,693
Net asset value per share             $  14.08          $  10.25                             $  10.25

Class B
Net asset value                       $ 99,300          $672,468         $   (154)(2)        $771,614
Shares outstanding                       7,071            65,666            2,616              75,353
Net asset value per share             $  14.04          $  10.24                             $  10.24

Class C
Net asset value                       $  7,363          $  7,299         $     (4)(2)        $ 14,658
Shares outstanding                         523               714              196               1,433
Net asset value per share             $  14.07          $  10.23                             $  10.23

Class Z
Net asset value                                         $      3         $      0(2)         $      3
Shares outstanding                                           (a)                0                 (a)
Net asset value per share                               $  10.75                             $  10.75


(1) Assumes the Acquisition was consummated on April 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Strategic Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(2) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $60,464, and $272,615 to be borne by the Strategic Fund and the Liberty Fund, respectively.

(a)  Rounds to less than one.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF OCTOBER 31, 1999
                                THE LIBERTY FUND

HIGHLIGHTS

-    MIXED RESULTS FOR STOCK MARKET INVESTORS
     Although many of the major equity
     indexes delivered another year of 20% plus performance; the average stock on the New York Stock Exchange fell 20%.

-    BONDS HURT BY INTEREST-RATE INCREASES
     The Federal Reserve Board lowered rates at the beginning of the period, but then came back and raised rates twice in the middle of the year, wiping out any positive gains for bonds.

-    FUND WAS A COMPETITIVE PERFORMER IN ITS CATEGORY
     A greater emphasis on stocks and good sector selection helped the Fund's Class A shares, without a sales charge, perform similarly to its Lipper category.

PORTFOLIO MANAGEMENT REPORT

POSITIVE RETURNS FOR THE YEAR

     An emphasis on stocks and careful selection among industries helped the Liberty Fund achieve performance that tracked its Lipper category during the 12-month period ended October 31, 1999. The Fund's Class A shares, without a sales charge, rose 10.94%. That compares similarly to the Lipper Balanced Fund Average, which was up 11.30% for the period.

A TALE OF TWO MARKETS

     During the first half of the year, investors began to focus their attention on areas of the stock market beyond large-company growth stocks. Value-oriented sectors such as energy, basic materials and consumer cyclicals did well. However, the shift was short-lived. Two successive interest rate increases and an economy that looked like it was heating up made investors nervous. Unfortunately, value stocks gave back their gains. A narrow band of large technology companies continued to climb, but most of the stock market had a poor showing in the second half of the year.

FUND'S TECHNOLOGY EXPOSURE INCREASED

     During the period, we raised the Fund's exposure to the technology sector to 24.2%, which made a positive contribution to the Fund's performance. Applied

Materials, Apple Computer, Texas Instruments and Sun Microsystems (1.1%, 1.0%, 1.4% and 1.0% of net assets, respectively) were among the best technology performers in the portfolio. The group benefited from a strong economy, which allowed companies to continue to direct capital spending toward technology, and increased semiconductor demand, for use in computers and communications products.

     We also experienced disappointments in the technology area. We invested in Hewlett-Packard, which we sold during the period, and Unisys (0.5% of net assets) on expectations of rising earnings. However, earnings failed to live up to our expectations.

MIXED RESULTS FROM FINANCIAL AND HEALTH CARE STOCKS

     Financial Services and health care are two of the largest sectors in the Fund. Although financial stocks did well over the 12-month period, rising interest rates negatively impacted the sector during the second half of the year. In the health care sector, concern about a reduction in Medicare benefits hurt drug company stocks. A move to endorse a patient's bill of rights also unsettled the HMO and hospital segment. As a result, we eliminated our investments in Universal Health Services, Tenet Health Care and Healthsouth. And, we cut back on our investment in Merck (1.0% of net assets).

A CHALLENGING ENVIRONMENT FOR BONDS

     The year began on a positive note for bonds as the Fed cut short-term interest rates and the world began to lower its expectations for growth as a result of turmoil in the foreign markets. However, the U.S. economy continued its strong growth. That led the Fed to reverse its course and raise interest rates twice during the summer. As a result, bond prices declined over fears of rekindled inflation and continued monetary tightening. Corporate and mortgage bonds were hurt as investors seemed reluctant to take on any amount of risk. The portfolio's relatively low weighting to the bond sector help shield investors in this challenging environment.

LOOKING AHEAD

     What's the next move for interest rates? Signs that inflation could have the potential to pick up are evident in the commodities market as well as the tight labor market. That suggests that the Fed could raise interest rates again. However, inflation has remained relatively low, and there are some signs that the domestic economy is starting to slow-both positive factors. We continue to think that growth stocks have potential, but we believe that value stocks also offer attractive opportunities. As a result, we will keep a mix of both in the portfolio.

/s/ John Lennon
/s/ Peter Wiley

/s/ Leslie Finnemore
/s/ Ann Peterson
October 31, 1999

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates.

PERFORMANCE INFORMATION

THE LIBERTY FUND'S INVESTMENT PERFORMANCE VS. STANDARD & POOR'S MIDCAP 400 INDEX, RUSSELL 1000 INDEX AND SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX

 [LINE CHART: Initial and subsequent account values at end of each of the most recently completed ten fiscal years]

Performance of a $10,000 Investment in Class A Shares 10/31/89 - 10/31/99

                   Russell 1000      Salomon Brothers
                   With Sales        Broad Investment    S&P MidCap        Without Sales    With Sales
                   Index Charge      Grade Index         400 Index         Charge           Charge
     10/89             10,000           10,000            10,000            10,000           9,425
     10/90              8,741           10,638             8,660             8,878           8,367
     10/91             11,551           12,315            14,155            11,653          10,983
     10/92             12,427           13,557            15,460            12,771          12,037
     10/93             14,007           15,182            18,788            15,352          14,469
     10/94             14,044           14,636            19,236            15,465          14,576
     10/95             17,378           16,932            23,315            18,825          17,742
     10/96             20,895           17,929            27,361            21,858          20,601
     10/97             27,006           19,514            36,299            27,723          26,129
     10/98             31,849           21,346            38,735            30,240          28,502
     10/99             39,470           21,451            46,897            33,574          31,643

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. The Russell 1000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Salomon Brothers Broad Investment Grade Index is an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class                      A                            B                          C                   Z
Inception Date                 1904                        5/5/92                     8/1/97              7/31/95
-----------------------------------------------------------------------------------------------------------------

                      Without        With          Without       With          Without       With          Without
                      sales          sales         sales         sales         sales         sales         sales
                      charge         charge        charge        charge        charge        charge        charge
1 year                10.94%          4.56%        10.11%         5.11%        10.15%         9.15%        15.92%
5 years               16.75%         15.38%        15.88%        15.65%        16.36%        16.36%        18.03%
10 years              12.88%         12.21%        12.24%        12.24%        12.69%        12.69%        13.49%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 10/31/89 - 10/31/99

                               WITHOUT                 WITH SALES
                             SALES CHARGE                CHARGE

Class A                        $33,574                  $31,643
Class B                         31,739                   31,739
Class C                         33,021                   33,021
Class Z                         35,453                      N/A

NET ASSET VALUE AS OF 10/31/99

Class A                                        $10.81
Class B                                        $10.79
Class C                                        $10.78
Class Z                                        $11.28

DISTRIBUTIONS DECLARED PER SHARE FROM 11/1/98 - 10/31/99

Class A                                        $0.668
Class B                                        $0.587
Class C                                        $0.589
Class Z                                        $0.693

HOLDINGS

TOP 10 EQUITY HOLDINGS AS OF 10/31/99

      1.    General Electric Co.                                   1.9%
      2.    Bristol Myers Squibb                                   1.8%
      3.    Cisco Systems                                          1.7%
      4.    Chase Manhattan Corp.                                  1.5%
      5.    Texas Instruments Inc.                                 1.4%
      6.    Microsoft Corp.                                        1.4%
      7.    International Business Machines Corp.                  1.4%
      8.    Corning Inc.                                           1.3%
      9.    MCI WorldCom Inc.                                      1.3%
      10.   Omnicom Group                                          1.2%

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

TOP 10 SECTOR BREAKDOWN AS OF 10/31/99

      1.    Technology                                            24.2%
      2.    Financials                                            18.6%
      3.    Health Care                                            9.5%
      4.    Consumer Cyclicals                                     9.4%
      5.    Consumer Staples                                       9.1%
      6.    Capital Goods                                          9.0%
      7.    Communication Services                                 6.9%
      8.    Utilities                                              5.1%
      9.    Energy                                                 4.8%
      10.   Transportation                                         1.9%

Sector breakdown is calculated as a percentage of total equity investments. Because the Fund is actively managed, there can be no guarantee the Fund will maintain this breakdown in the future.

                              LIBERTY MUTUAL FUNDS
                             STEIN ROE MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111


Dear Shareholder:

Your Fund will hold a special meeting on December 19, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. You will be asked to vote on the acquisition of your Fund and on the election of eleven Trustees. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by the combined prospectus/proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

Your Fund is part of one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc., the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty organization to focus its portfolio management resources on a more focused group of portfolios. Please review the enclosed prospectus/proxy statement for a more detailed description of the proposed acquisition of your Fund and the specific reasons it is being proposed.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

Your Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the combined prospectus/proxy statement, please feel free to call the contact number listed in the enclosed prospectus/proxy statement.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


/s/ Stephen E. Gibson
--------------------------------
Stephen E. Gibson, President
November 8, 2000
[Job Code]

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                DECEMBER 19, 2000

                             LIBERTY FUNDS TRUST III
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

                        LIBERTY CONTRARIAN SMALL-CAP FUND

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Contrarian Small-Cap Fund will be held at 10:00 a.m. on Tuesday, December 19, 2000 at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111 for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Contrarian Small-Cap Fund to, and the assumption of all of the liabilities of the Liberty Contrarian Small-Cap Fund by, the Liberty Special Fund in exchange for shares of the Liberty Special Fund and the distribution of such shares to the shareholders of the Liberty Contrarian Small-Cap Fund in complete liquidation of the Liberty Contrarian Small-Cap Fund.

         2.       To elect eleven Trustees.

         3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.


                                       By order of the Board of Trustees,


                                       William J. Ballou, Assistant Secretary


November 8, 2000

NOTICE:      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE
             NUMBER OF SHARES YOU OWN.  YOU CAN VOTE
             EASILY AND QUICKLY AT OUR WEB SITE, BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS;
             REFER TO ENCLOSED PROXY INSERT) OR IN PERSON.
             TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE
             SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED
             PROXY INSERT.  PLEASE HELP YOUR FUND AVOID
             THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

COMBINED PROSPECTUS AND PROXY STATEMENT
NOVEMBER 8, 2000

ACQUISITION OF THE ASSETS AND LIABILITIES OF
LIBERTY CONTRARIAN SMALL-CAP FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

BY AND IN EXCHANGE FOR SHARES OF
LIBERTY SPECIAL FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

TABLE OF CONTENTS

Synopsis.........................................................................................
Proposal 1 - Acquisition of the Liberty Contrarian Small-Cap Fund by
                the Liberty Special Fund.........................................................
     Principal Investment Risks..................................................................
     Information about the Acquisition...........................................................
Proposal 2 - Election of Trustees................................................................
General..........................................................................................
     Voting Information..........................................................................
Appendix A - Agreement and Plan of Reorganization................................................
Appendix B - Fund Information....................................................................
Appendix C - Capitalization .....................................................................
Appendix D - Management's Discussion of Fund Performance for the
                  Liberty Special Fund...........................................................

         This combined Prospectus/Proxy Statement contains information you should know before voting on the proposed acquisition of the Liberty Contrarian Small-Cap Fund (the "Small Cap Fund") by the Liberty Special Fund (the "Special Fund") or voting on the other proposals to be considered at a Special Meeting of Shareholders of the Small Cap Fund (the "Meeting"), which will be held at 10:00 a.m. Eastern Time on December 19, 2000 at the offices of Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Small Cap Fund by the Special Fund (the "Acquisition"). If the Acquisition occurs, you will become a shareholder of the Special Fund. The Special Fund seeks significant long-term capital appreciation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Small Cap Fund and the Acquisition occurs, the Small Cap Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Special Fund in exchange for shares of the same class with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, shares of each class received by the Small Cap Fund will be distributed pro rata to its shareholders of the same class. After the Acquisition, the Special Fund expects to change its name to "Liberty Contrarian Small Cap Fund."

         Proposal 2 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty Funds Trust III ("Trust III"), of which the Small Cap Fund is a series.

         Please review the enclosed Prospectuses of the Special Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have also been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

         - The Prospectuses of the Small Cap Fund dated March 1, 2000, as supplemented on May 5, 2000, June 23, 2000 and August 1, 2000.

         - The Statement of Additional Information of the Small Cap Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Statement of Additional Information of the Special Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Small Cap Fund dated October 31, 1999.

         - The financial statements included in the Small Cap Fund's Semi-Annual Report to Shareholders dated April 30, 2000.

         - The Statement of Additional Information of the Special Fund dated November 8, 2000 relating to the Acquisition.

         The Small Cap Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, please call 1-800-426-3750 or write to your Fund at One Financial Center, Boston, Massachusetts 02111. You may also obtain many of these documents by accessing our web site at www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 if you have special TTD equipment. Text-only versions of all the Small Cap Fund and Special Fund documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE SPECIAL FUND OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SYNOPSIS

         THE FOLLOWING QUESTIONS AND RESPONSES PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE OTHER MATTERS TO BE CONSIDERED AT THE MEETING AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE, AS THIS SECTION IS ONLY A SYNOPSIS OF THE COMPLETE DOCUMENT.

1.       WHAT IS BEING PROPOSED?

         First, the Trustees of the Funds are recommending in Proposal 1 that the Special Fund acquire the Small Cap Fund. This means that the Special Fund would acquire all of the assets and liabilities of the Small Cap Fund in exchange for shares of the Special Fund representing the aggregate net asset value of the Small Cap Fund's assets and liabilities. If Proposal 1 is approved, you will receive shares of the Special Fund with an aggregate net asset value equal to the aggregate net asset value of your Small Cap Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around January 16, 2001.

         In addition, the Trustees of the Small Cap Fund are recommending in Proposal 2 that you vote in favor of eleven nominees for Trustees.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

         The Trustees of the Small Cap Fund recommend approval of the Acquisition because it offers shareholders of the Fund an investment in a fund with similar investment goals and the economies of scale of a larger fund and with an expected reduction in the fees and expenses payable by the Small Cap Fund, assuming that the Fund's investment advisor declined to continue the current voluntary fee waiver or expense reimbursement in effect with respect to the Fund. In reviewing the Acquisition, the Trustees also considered that it is unlikely the Small Cap Fund will achieve scale through sales growth and considered the tax-free nature of the Acquisition as opposed to other alternatives for the Funds and for shareholders. Please review "Reasons for the Acquisition" in Proposal 1 of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE SPECIAL FUND IF THE ACQUISITION OCCURS?

         You will receive the same class of shares that you currently own in the Small Cap Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE SMALL CAP FUND AND THE SPECIAL FUND COMPARE?

         This table shows the investment goal and primary investment strategies of each Fund:

         ---------------------------------------------      ---------------------------------------------
                      THE SMALL CAP FUND                                  THE SPECIAL FUND
         ---------------------------------------------      ---------------------------------------------
         INVESTMENT GOAL:  The Small Cap Fund seeks         INVESTMENT GOAL:  The Special Fund seeks
         to provide long-term capital appreciation.         significant long-term capital appreciation.
         ---------------------------------------------      ---------------------------------------------
         PRIMARY INVESTMENT STRATEGIES:                     PRIMARY INVESTMENT STRATEGIES:
         The Small Cap Fund seeks to achieve its            The Special Fund seeks to achieve its goal
         goal as follows:                                   as follows:
         -    The Fund invests at least 65% of              -    The Fund invests at least 75% of
              total assets in small cap (under $1                total assets in securities of
              billion) companies.                                companies that have small (under $1
         -    The Fund follows a basic value,                    billion) to medium ($1-3 billion)
              contrarian approach in selecting                   market capitalization.
              stocks for its portfolio.                     -    The Fund may engage in short sales
                                                                 and use financial leverage.
                                                            -    The Fund follows a basic value,
                                                                 contrarian approach in selecting
                                                                 stocks for its portfolio.
                                                            -    The Fund invests primarily in U.S.
                                                                 stocks that represent more aggressive
                                                                 investments than the U.S. equity
                                                                 market as a whole.
         ---------------------------------------------      ---------------------------------------------

                  The investment policies of the Small Cap Fund and the Special Fund are substantially similar.

5. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

         The following tables allow you to compare the sales charges and management fees and expenses of the Small Cap Fund and the Special Fund and to analyze the estimated expenses that Crabbe Huson Group, Inc. ("Crabbe Huson"), each Fund's investment advisor, expects the combined fund to bear in the first year following the Acquisition. Sales charges are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each Fund for its last fiscal year ended October 31, 1999.

SHAREHOLDER FEES(1)
(paid directly from your investment)

                                              SMALL CAP FUND                           SPECIAL FUND
                                   CLASS A  CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
Maximum sales charge (load) on
purchases (%) (as a percentage
of the offering price)              5.75    0.00      0.00        0.00      5.75      0.00      0.00     0.00
---------------------------------- -------- --------- --------- --------- --------- --------- --------- -------
Maximum deferred sales charge
(load) on redemptions (%)
(as a percentage of the lesser
of purchase price or redemption
price)                             1.00(2)  5.00      1.00        0.00    1.00(2)     5.00      1.00     0.00
---------------------------------- -------- --------- --------- --------- --------- --------- --------- -------
Redemption fee (%) (as a
percentage of amount redeemed,
if applicable)                       (3)      (3)       (3)       (3)       (3)       (3)       (3)      (3)

--------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)      There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                              SMALL CAP FUND                           SPECIAL FUND
                                   CLASS A  CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
Management fee(4)(%)                1.05      1.05      1.05      1.05      1.05      1.05      1.05      1.05
---------------------------------- -------- --------- --------- --------- --------- --------- --------- --------
Distribution and service (12b-1)
fees (%)                            0.25      1.00      1.00      0.00      0.25      1.00      1.00      0.00
---------------------------------- -------- --------- --------- --------- --------- --------- --------- --------
Other expenses(4) (%)               0.62      0.62      0.62      0.37      0.95      0.95      0.95      0.95
---------------------------------- -------- --------- --------- --------- --------- --------- --------- --------
Total annual fund operating
expenses(4) (%)                     1.92      2.67      2.67      1.42      2.25      3.00      3.00      2.00

                                     SPECIAL FUND (PRO FORMA COMBINED)
                                   CLASS A  CLASS B   CLASS C   CLASS I
Management fee (%)                  1.05      1.05      1.05      1.05
---------------------------------- -------- --------- --------- ---------
Distribution and service (12b-1)    0.25      1.00      1.00      0.00
fees (%)
---------------------------------- -------- --------- --------- ---------
Other expenses (%)                  0.44      0.44      0.44      0.25
---------------------------------- -------- --------- --------- ---------
Total annual fund operating         1.74      2.49      2.49      1.30
expenses(5)  (%)

--------

(4) The advisor and administrator of each of the Small Cap Fund and the Special Fund have voluntarily agreed to waive advisory and administration fees and reimburse the Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% with respect to Class A, B and C shares, and 1.00% with respect to Class I shares. As a result, with respect to Class A, B and C shares of the Small Cap Fund, the actual management and administration fees for each share class would be 0.63%, other expenses for each share class would be 0.62% and total annual fund operating expenses for Class A, B and C shares would be 1.50%, 2.25% and 2.25%, respectively. With respect to Class I shares of the Small Cap Fund, the actual management and administration fees would be 0.63%, other expenses would be 0.37% and total annual fund operating expenses would be 1.00%. The actual management and administration fees for each share class of the Special Fund would be 0.30%, other expenses for each share class would be 0.95% and total annual fund operating expenses for Class A, B and C shares would be 1.50%, 2.25% and 2.25%, respectively. This arrangement may be modified or terminated by each Fund's advisor or administrator at any time.

(5) The advisor and administrator of the Special Fund have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% for Class A, B and C shares, and 1.00% for Class I shares. As a result, with respect to Class A,

         B and C shares of the Special Fund, the actual management and administration fees for each share class would be 0.75%, other expenses for each share class would be 0.44% and total annual fund operating expenses for Class A, B and C shares would be 1.44%, 2.19% and 2.19%, respectively. With respect to Class I shares of the Special Fund, the actual management and administration fees would be 0.75%, other expenses would be 0.25% and total annual fund operating expenses would be 1.00%. This arrangement may be modified or terminated by each Fund's advisor or administrator at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Small Cap Fund and the Special Fund currently with the cost of investing in the combined fund on a pro forma basis and also allows you to compare this with the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Each Fund's operating expenses remain the same

         -        Assumes reinvestment of all dividends and distributions

         - Assumes Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES
(your actual costs may be higher or lower)

                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
SMALL CAP FUND
Class A                                     $758             $1,142            $1,550           $2,685
Class B: did not sell your shares           $270             $  828            $1,413           $2,818
         sold all your
         shares at end of period            $770             $1,128            $1,613           $2,818
Class C: did not sell your shares           $270             $  828            $1,413           $2,999
         sold all your
         shares at end of period            $370             $  828            $1,413           $2,999
Class I                                     $145             $  449            $  776           $1,702

SPECIAL FUND                                $742             $1,091            $1,464           $2,509
Class A                                     $790             $1,237            $1,709           $3,007
Class B: did not sell your shares           $303             $  926            $1,575           $3,139
         sold all your
         shares at end of period            $803             $1,226            $1,775           $3,139
Class C: did not sell your shares           $303             $  926            $1,575           $3,314
         sold all your
         shares at end of period            $403             $  926            $1,575           $3,314
Class I                                     $203             $  627            $1,078           $2,327

SPECIAL FUND
(pro forma combined)
Class A                                     $742             $1,091            $1,464           $2,509
Class B: did not sell your shares           $252             $  776            $1,326           $2,642

         sold all your
         shares at end of period            $752             $1,076            $1,526           $2,642
Class C: did not sell your shares           $252             $  776            $1,326           $2,826
         sold all your
         shares at end of period            $352             $  776            $1,326           $2,826
Class I                                     $133             $  413            $  714           $1,571

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Example Expenses are as follows: (1) the current contractual agreements will remain in place; (2) any fee reductions proposed in this Prospectus/Proxy Statement are approved; (3) the elimination of certain fixed costs involved in operating the Small Cap Fund; and (4) expenses ratios are based on pro forma average net assets for the year ended April 30, 2000.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

         The Acquisition is expected to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Small Cap Fund or its shareholders as a result of the Acquisition.

         The cost basis and holding period of your Small Cap Fund shares are expected to carry over to your new shares in the Special Fund.

PROPOSAL 1 - ACQUISITION OF THE LIBERTY CONTRARIAN SMALL-CAP FUND BY THE LIBERTY
             SPECIAL FUND


THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Small Cap Fund by the Special Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE SPECIAL FUND, AND HOW DO THEY COMPARE WITH THE SMALL CAP FUND?

         Because the Funds have similar goals and strategies, the potential risks associated with each Fund are similar. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Please see the enclosed Prospectuses of the Special Fund for a description of the principal investment risks of the Fund.


INFORMATION ABOUT THE ACQUISITION

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

         If approved by the shareholders of the Small Cap Fund, the Acquisition is expected to occur on or around January 16, 2001, under the Agreement and Plan of Reorganization attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

         - The Small Cap Fund will transfer all of the assets and liabilities attributable to each class of shares of the Small Cap Fund to the Special Fund in exchange for shares of the same class of the Special Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on January 12, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition (the "Valuation Date").

         - The shares of each class of the Special Fund received by the Small Cap Fund will be distributed to the shareholders of the same class of the

                  Small Cap Fund pro rata in accordance with their percentage ownership of each class of the Small Cap Fund in full liquidation of the Small Cap Fund.

         - After the Acquisition, the Small Cap Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - The Acquisition requires approval by the Small Cap Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Funds.

         A shareholder who objects to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust (the "Declaration") to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.


SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares in the Special Fund of the same class as the shares that you currently own in the Small Cap Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - If applicable, your Special Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, the new shares will continue to age from the date you purchased your Small Cap Fund shares.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -        You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Special Fund.

REASONS FOR THE ACQUISITION

         The Trustees of Trust III, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders of each of the Funds would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc. ("Liberty Financial"), the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty Financial organization to focus its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Liberty Financial presented to the Trustees the following reasons for the Small Cap Fund to enter into the
Acquisition:

    - The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Small Cap Fund.

    - The Small Cap Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth. In this connection, Liberty Financial indicated to the Trustees that it was not willing to continue subsidizing the Fund's operations (through fee waiver or expense reimbursements) over the long term. Thus, even though the Special Fund has a higher expense ratio than the subsidized expense ratio of Small Cap Fund, the Special Fund's expense ratio after the Acquisition is expected to be materially lower than the Small Cap Fund's expense ratio would be if the advisor discontinued its subsidy. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Small Cap and Special Funds on July 31, 2000 and the Funds' current expense structures, the Special Fund's annualized expense ratio (excluding 12b-1 fees) immediately after the Acquisition would be about 0.33% lower than the Small Cap Fund's current expense ratio would be if the current voluntary expense limitation were discontinued (for example, for Class A shares, a 1.57% expense ratio for the Special Fund, as compared to 1.80% for the Small Cap Fund if the limitation were discontinued and 1.25% if it continued). Note that the 12b-1 fees on Classes A, B and C on each fund are 0.25%, 1.00% and 1.00%, respectively.

    - The Acquisition will also permit the advisor to concentrate on a smaller, more focused set of fund offerings rather than manage multiple similar portfolios with somewhat different investment approaches.

    - The Acquisition is intended to permit the Small Cap Fund's shareholders to exchange their investment for an investment in the Special Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Small Cap Fund shareholder redeemed his or her shares to invest in another fund, like the Special Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Small Cap Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Special Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         The Trustees also considered the possible limitation on the future use of losses of the Small Cap Fund to offset future taxable capital gains required to be distributed to shareholders.

         The projected post-Acquisition expense reductions presented above are based upon numerous material assumptions, including: (1) the current contractual agreements will remain in place; (2) any fee reductions proposed in this Prospectus/Proxy Statement are approved; and (3) the elimination of certain fixed costs involved in operating the Small Cap Fund. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which factors are beyond the control of the Special Fund or Liberty Financial.

         In addition, the Trustees considered the relative performance results which are based on the factors and assumptions set forth below under Performance Information. No assurance can be given that the Special Fund will achieve any particular level of performance after the Acquisition.

         If the Acquisition does not occur, Liberty Financial has indicated that it may recommend to the Trustees that the Small Cap Fund be liquidated.


PERFORMANCE INFORMATION

         The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 or, if shorter, since inception, for the Class A shares of the Special Fund and the Class A shares of the Small Cap Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. The graphs include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

SMALL CAP FUND

----------------- ----------------------------- ----------------------------- -------------------------------
                              1997                          1998                           1999
----------------- ----------------------------- ----------------------------- -------------------------------
      30%
----------------- ----------------------------- ----------------------------- -------------------------------
                             26.14%
----------------- ----------------------------- ----------------------------- -------------------------------
      20%
----------------- ----------------------------- ----------------------------- -------------------------------
                                                                                          10.09%
----------------- ----------------------------- ----------------------------- -------------------------------
      10%
----------------- ----------------------------- ----------------------------- -------------------------------

----------------- ----------------------------- ----------------------------- -------------------------------
       0%
----------------- ----------------------------- ----------------------------- -------------------------------

----------------- ----------------------------- ----------------------------- -------------------------------
      -10%
----------------- ----------------------------- ----------------------------- -------------------------------

----------------- ----------------------------- ----------------------------- -------------------------------
      -20%
----------------- ----------------------------- ----------------------------- -------------------------------

----------------- ----------------------------- ----------------------------- -------------------------------
      -30%
----------------- ----------------------------- ----------------------------- -------------------------------
                                                          -32.11%
----------------- ----------------------------- ----------------------------- -------------------------------
      -40%
----------------- ----------------------------- ----------------------------- -------------------------------

The Fund's year-to-date total return through                  For period shown in bar chart:
September 30, 2000 was 21.91%.                                Best quarter:  Second quarter 1999, +21.94%
                                                              Worst quarter:  Third quarter 1998, -32.05%

SPECIAL FUND

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
40%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                33.38%    34.54%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
30%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
20%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                      17.08%                        11.72%   10.79%              11.28%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
10%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
            3.82%                                                      5.92%                         8.14%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
0%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-10%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-20%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-30%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-40%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
                                                                                           -42.85%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------
-50%
----------- --------- --------- --------- --------- -------- --------- --------- --------- --------- --------

The Fund's year-to-date total return through                  For period shown in bar chart:
September 30, 2000 was 22.11%.                                Best quarter:  Second quarter 1999, +29.61%
                                                              Worst quarter:  Third quarter 1998, -33.61%

         The next table lists each Fund's average annual total return for Class A shares (and, with respect to the Small Cap Fund, Class A and Class I shares) for the one-year, five-year and ten-year periods ending December 31, 1999, or for the life of the Fund through December 31, 1999 if shorter, as the case may be, including the applicable sales charge for Class A shares. The average annual total returns of Class B and Class C shares of each Fund are not listed in the table below because, as of December 31, 1999, no shares of either class had been issued. This table is intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

SMALL CAP FUND*

                                INCEPTION
                                   DATE          1 YEAR        5 YEARS        10 YEARS       LIFE OF FUND
Class A (%)                      2/20/96           3.76           N/A           N/A                1.49
----------------------------- --------------- -------------- ------------- --------------- ------------------
Class I (%)                                       10.59           N/A           N/A                3.42
----------------------------- --------------- -------------- ------------- --------------- ------------------
Russell Index (%)                  N/A            21.26(1)        N/A           N/A               13.66(1)
----------------------------- --------------- -------------- ------------- --------------- ------------------
Lipper Average (%)                 N/A            33.49(1)        N/A           N/A               17.12(1)

SPECIAL FUND*

                                INCEPTION
                                   DATE          1 YEAR        5 YEARS        10 YEARS       LIFE OF FUND
Class A (%)                       4/9/87            1.92         -5.32           6.37
----------------------------- --------------- -------------- ------------- --------------- ------------------
Russell Index (%)                  N/A             21.26(1)      16.69(1)       13.40(1)
----------------------------- --------------- -------------- ------------- --------------- ------------------
Lipper Average (%)                 N/A             39.35(1)      23.31(1)       16.04(1)

* The Small Cap Fund and the Special Fund's returns are compared to the Russell 2000 Index ("Russell Index"), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Funds' returns are also compared to the average return of the funds included in the Lipper Mid Cap Funds category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Funds. Sales charges are not reflected in the Lipper Average.

(1) Performance information is from February 29, 1996.


FEDERAL INCOME TAX CONSEQUENCES

     The Acquisition is intended to be a tax-free reorganization. The closing of the Acquisition will be conditioned on receipt of an opinion from Ropes & Gray to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Small Cap Fund or the shareholders of the Small Cap Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of the Special Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Small Cap Fund shares;

         - under Section 1223(1) of the Code, your holding period for the Special Fund shares you receive will include the holding period for your Small Cap Fund shares if you hold Small Cap Fund shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Special Fund as a result of the Acquisition;

         - under Section 362(b) of the Code, the Special Fund's tax basis in the assets that the Special Fund receives from the Small Cap Fund will be the same as the Small Cap Fund's basis in such assets; and

         - under Section 1223(2) of the Code, the Special Fund's holding period in such assets will include the Small Cap Fund's holding period in such assets.

         The opinion will be based on certain factual certifications made by officers of Trust III. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. Prior to the closing of the Acquisition, the Small Cap Fund and the Special Fund will each distribute to their shareholders all of their respective investment company taxable income and net realized capital gains, which have not previously been distributed to shareholders. Such distributions or dividends will be taxable to the Small Cap Fund's shareholders.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE SMALL CAP FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

         The Declaration establishing Trust III provides that any series of Trust III (such as the Small Cap Fund) may be terminated by a two-thirds vote of the series' shares or by notice from the Trustees to the shareholders. The Trust believes that, under this provision, no shareholder vote is required to approve the Acquisition, although the provision could also be interpreted to require a two-thirds vote, if the Acquisition is submitted for shareholder approval. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about whether any shareholder vote is required to approve the Acquisition, the Trustees will consider any vote in favor of the Acquisition to be a vote in favor of amending the Declaration to provide that the Small Cap Fund may be terminated by majority vote of the Small Cap Fund's shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of the Small Cap Fund's shareholders entitled to vote on the proposal vote in favor of such proposal.

REQUIRED VOTE FOR PROPOSAL 1

         Approval of the Agreement and Plan of Reorganization dated October 26, 2000 between Trust III on behalf of the Small Cap Fund and Trust III on behalf of the Special Fund will require the affirmative vote of a majority of the shares of the Small Cap Fund outstanding at the record date for the Meeting.


PROPOSAL 2 - ELECTION OF TRUSTEES

THE PROPOSAL

         You are being asked to approve the election of four new members as well as seven of the currently serving members of the Board of Trustees of Trust III, of which the Small Cap Fund is a series. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of Trust III, as well as nine Liberty closed-end funds and seven (or, in the case of Messrs. Lowry, Mayer and Neuhauser, eight) other Liberty open-end trusts (collectively, the "Liberty Mutual Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of Trust III. The proposed four new members currently serve on the Board of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts, and were recommended for election as Trustees of the Liberty Mutual Funds by the Board of Trustees at a meeting held on October 25, 2000. Each of the nominees elected will serve as a Trustee of Trust III until the next meeting of shareholders of Trust III called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

         Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Funds. Liberty Financial and Trust III's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meeting in favor of the election of the nominees named below as Trustees of Trust III (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

         Set forth below is information concerning each of the nominees.



NOMINEE NAME & AGE     PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS     TRUSTEE SINCE
------------------     -----------------------------------------     -------------
Douglas A. Hacker      Executive Vice President and Chief             New nominee
(43)                   Financial Officer of UAL, Inc. (airline)
                       since July 1999; Senior Vice President and
                       Chief Financial Officer of UAL, Inc. prior
                       thereto.

Janet Langford Kelly   Executive Vice President--Corporate            New nominee
(41)                   Development, General Counsel, and
                       Secretary of Kellogg Company since
                       September 1999; Senior Vice President,
                       Secretary and General Counsel of Sara
                       Lee Corporation (branded, packaged,
                       consumer-products manufacturer) from
                       1995 to August 1999; partner at Sidley &
                       Austin (law firm) prior thereto.

Richard W. Lowry       Private Investor since August 1987.                1995
(64)                   (Formerly Chairman and Chief Executive
                       Officer of U.S. Plywood Corporation
                       from August 1985 to August 1987.)

Salvatore Macera       Private Investor. (Formerly Executive Vice         1998
(69)                   President and Director of Itek Corporation
                       (electronics) from 1975 to 1981.)

William E. Mayer(2)    Partner, Park Avenue Equity Partners               1994
(60)                   (venture capital); Director, Johns
                       Manville; Director, Lee Enterprises;
                       Director, WR Hambrecht & Co. (Formerly
                       Dean, College of Business and Management,
                       University of Maryland, from October 1992
                       to November 1996.)

John J. Neuhauser      Academic Vice President and Dean of                1985
(57)                   Faculties, Boston College, since August
                       1999. (Formerly Dean, Boston College
                       School of Management, from September
                       1977 to September 1999.)

Charles Nelson         Van Voorhis Professor of Political Economy      New nominee
(57)                   of the University of Washington.

Joseph R. Palombo(3)   Vice President of the Stein Roe Mutual             2000
(47)                   Funds since April 1999; Executive Vice
                       President and Director of Colonial
                       Management Associates, Inc. and Stein Roe
                       & Farnham Incorporated since April 1999;
                       Executive Vice President and Chief
                       Administrative Officer of Liberty Funds
                       Group LLC since April 1999. (Formerly
                       Chief Operating Officer, Putnam Mutual
                       Funds, from 1994 to 1998.)

Thomas E. Stitzel      Business Consultant; Chartered Financial           1998
(64)                   Analyst. (Formerly Professor of Finance,
                       from 1975 to 1999, and Dean, from 1977 to
                       1991, College of Business, Boise State
                       University.)

Thomas C. Theobald     Managing Director, William Blair Capital        New nominee
(62)                   Partners (private equity investing) since
                       1994; Chief Executive Officer and
                       Chairman of the Board of Directors of
                       Continental Bank Corporation from 1987
                       to 1994.

Anne-Lee Verville      Consultant. (Formerly General Manager,             1998
(54)                   Global Education Industry, from 1994 to
                       1997, and President, Applications
                       Solutions Division, IBM Corporation
                       (global education and global applications),
                       from 1991 to 1994.)

----------

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

TRUSTEES' COMPENSATION

         The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Funds based on each

Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Funds.

         The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Liberty Trusts who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age
72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

         Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

         Composition. The current Board of Trustees of the Liberty Mutual Funds consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its affiliates, but is considered interested as a result of his affiliation with a broker-dealer.

         Audit Committee. The Audit Committee of the Liberty Mutual Funds, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         Compensation Committee. The Compensation Committee of the Liberty Mutual Funds, consisting of Messrs. Neuhauser (Chairman), Grinnell and Stitzel, and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         Governance Committee. The Governance Committee of the Liberty Mutual Funds, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer and Moody, and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer
(Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial or any of its affiliates), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of your Fund.

         Record of Board and Committee Meetings. During the fiscal year ended October 31, 1999, Trust III (excluding Liberty Federal Securities Fund which has a different fiscal year end) held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Governance Committee held four meetings.

         During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF TRUST III VOTE FOR PROPOSAL 2.

REQUIRED VOTE FOR PROPOSAL 2

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of Trust III. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest amount of votes will be elected.

GENERAL

VOTING INFORMATION

         The Trustees of the Trust III are soliciting proxies from the shareholders of the Small Cap Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern Time on December 19, 2000 at Colonial's offices, One Financial Center, Boston, Massachusetts. The meeting notice, this combined Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about November 8, 2000.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Small Cap Fund or by employees or agents of Crabbe Huson and its affiliated companies. In addition, SCC has been engaged to assist in the solicitation of proxies, at an estimated cost of $700,000 total for all of the proposed acquisitions of funds in the Liberty and Stein Roe Fund groups scheduled to take place in January 2001.

VOTING PROCESS

         You can vote in any one of the following five ways:

         a.       By mail, by filling out and returning the enclosed proxy card;

         b. By phone, by calling 1-800-732-3683 and following the instructions;

         c. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"

         d. By fax (not available for all shareholders; refer to enclosed proxy insert); or

         e.       In person at the Meeting.

         Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share owned on the record date. We encourage you to vote by internet, using the 12-digit or

14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the following parties in the following percentages: the Small Cap Fund ___%, the Special Fund __%, Liberty Financial __%.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Assistant Secretary of the Small Cap Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Small Cap Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Small Cap Fund at the Meeting. Shareholders of the Small Cap Fund vote together with the shareholders of the other series of Trust III for the election of Trustees; thirty percent (30%) of the outstanding shares of Trust III constitutes a quorum for voting on the election of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 1 and will have no effect on the outcome of Proposal 2. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisor's, Distributor's and Administrator's Addresses. The address of each Fund's investment advisor, Crabbe Huson Group, Inc., is 121 S. W. Morrison, Suite 1400, Portland, Oregon 97204. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's administrator, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists for the Small Cap Fund and Trust III the total number of shares outstanding as of September 29, 2000 for each class of the shares of the Fund and the Trust entitled to vote at the Meeting. It also lists for the Special Fund the total number of shares outstanding as of September 29, 2000 for each class of the Fund's shares. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Funds and their shareholdings in the Funds.

         Adjournments; Other Business. If the Small Cap Fund or Trust III, depending on the Proposal, has not received enough votes by the time of the Meeting to approve any Proposal the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Small Cap Fund or Trust III, as applicable, that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal (or in favor of any nominee, in the case of Proposal 2). They will vote against any such adjournment any proxy that directs them to vote against the Proposal (or against all nominees, in the case of Proposal 2). They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Small Cap Fund intends to present or knows that others will present is Proposal 1 and Proposal 2, as described above. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Assistant Secretary of the Small Cap Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Trust III, of which the Small Cap Fund is a series, does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund or Trust III must be received by the Small Cap Fund or Trust III in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October 26, 2000 by and among Liberty Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Contrarian Small Cap Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Special Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Liberty Financial Companies, Inc.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, B, C and I shares of beneficial interest of the Acquiring Fund ("Acquiring Shares") and the assumption by Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

            (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5 and 9.2 shall not be assumed or paid by the Acquiring Fund, and

            (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquiring Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph
            1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

      1.4   With respect to Acquiring Shares distributable pursuant to paragraph
            1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5   [RESERVED]

      1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

      2.    VALUATION.

      2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or statement of additional information of the Acquiring Fund, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5, and shall be certified by the Acquired Fund.

      2.2 For the purpose of paragraph 2.1, the net asset value of an Acquiring Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the

            Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus").

      3.    CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on January 16, 2001, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for Acquiring Fund."

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

      3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

      3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

      4.    REPRESENTATIONS AND WARRANTIES.

      4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

            (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

            (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

            (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquired Fund, audited by Ernst &
                 Young LLP and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

            (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date (except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus);

            (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3; and

            (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

             (p) At the Closing Date, the Trust, on behalf of the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of April 30, 2000 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

            (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

            (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

            (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

            (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquiring Fund, audited by Ernst & Young LLP and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000 copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

            (h) Since April 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

            (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class I shares each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

            (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares and Class I shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof; and

            (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

      5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

            The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the

            Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2 The Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

            (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;
                 (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class I shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (g) except as previously disclosed, pursuant to section 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

            The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

            (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

      7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Ernst & Young LLP for the fiscal year ended October 31, 2000 and signed pro forma tax returns for the period from November 1, 2000 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

      7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date.

      7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

      8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

      8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

      8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

            (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

            (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

            (f) The tax basis of the Acquiring Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

            (g) The holding period of the Acquiring Shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange.

            (h) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

      9.    BROKERAGE FEES AND EXPENSES.

      9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquiring Shares. The other expenses of the transactions contemplated by this Agreement shall be borne by the following parties in the percentages indicated: (a) the Trust, on behalf of the Acquired Fund, __%, (b) the Acquiring Trust, on behalf of the Acquiring Fund, __%, and (c) Liberty Financial Companies, Inc. __%.

      10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1 The Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

      11.   TERMINATION.

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

            (c) If the transactions contemplated by this Agreement have not been substantially completed by May 31, 2001 this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

      11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

      12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

      13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty Funds Trust III, One Financial Center, Boston, MA 02111 attention Secretary.

      14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT NON-RECOURSE.

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the Declaration of Trust of the Trust and Acquiring Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST III,
                                          on behalf of Liberty Contrarian
                                          Small Cap Fund




                                          By:____________________________

                                          Name:__________________________

                                          Title:_________________________
ATTEST:


____________________________

Name:_______________________

Title:______________________


                                          LIBERTY FUNDS TRUST III,
                                          on behalf of Liberty Special Fund




                                          By:____________________________

                                          Name:__________________________

                                          Title:_________________________
ATTEST:


____________________________

Name:_______________________

Title:______________________



                                          Solely for purposes of Section 9.2
                                          of the Agreement:

                                          LIBERTY FINANCIAL COMPANIES, INC.



                                          By:____________________________

                                          Name:__________________________

                                          Title:_________________________
ATTEST:


____________________________

Name:_______________________

Title:______________________

                                                                      APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE SMALL CAP FUND AND TRUST III AND SHARES OUTSTANDING OF THE SPECIAL FUND


         For each class of the Small Cap Fund's shares and Trust III's shares entitled to vote at the Meeting, and for each class of the Special Fund's shares, the number of shares outstanding as of September 29, 2000 was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES OUTSTANDING
FUND OR TRUST                    CLASS                  AND ENTITLED TO VOTE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Fund                     A                        533,240
--------------------------------------------------------------------------------
                                   B                              0
--------------------------------------------------------------------------------
                                   C                              0
--------------------------------------------------------------------------------
                                   I                      2,194,567
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trust III                                               297,008,531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Special Fund                       A                      4,884,506
--------------------------------------------------------------------------------
                                   B                              0
--------------------------------------------------------------------------------
                                   C                              0
--------------------------------------------------------------------------------

OWNERSHIP OF SHARES

         As of September 29, 2000, Trust III believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of September 29, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

-----------------------------------------------------------------------------------------------------------------

                                                               NUMBER OF OUTSTANDING    PERCENTAGE OF OUTSTANDING
FUND AND CLASS          NAME AND ADDRESS OF SHAREHOLDER        SHARES OF CLASS OWNED      SHARES OF CLASS OWNED
-----------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
CLASS A
                        Chemical Bank & Trust Co. Agent              33,666.013                 6.31%
                        Chippewa Nature Center Endowment Fund
                        Attn: Trust Department
                        P.O. Box 231
                        Midland, MI 48640-0231

                        Enele Co.                                    31,254.135                 5.86%
                        Dividend Reinvest
                        c/o Copper Mountain Trust
                        601 SW 2nd Avenue, Suite 1800
                        Portland, OR 97204

CLASS I
                        AAAA Retirement Fund for Member Agencies    974,283.752                44.40%*
                        Wendy E. Jones Trustee
                        Donald S. Lewis Trustee



                        201 McCullough Drive, Ste. 100
                        Charlotte, NC 28262-4345

                        M&I Trust Co. Trustee                    700,918.677        31.94%*
                        Neese/Crabbe Huson
                        1000 N. Water Street, 14th Floor
                        Milwaukee, WI 53202-6648

                        Chicagoland Race Meet Operators          211,321.471         9.63%
                        Pension Trust Fund
                        8700 W. Bryn Mawr Avenue
                        Suite 810N
                        Chicago, IL 60631

                        Northwestern Trust Company Custodian     115,983.670         5.28%
                        FBO IBEW Local 76
                        Supplemental Income Fund
                        1201 3rd Avenue, Ste. 2010
                        Seattle, WA 98101

                        Enele Co.                                144,743.890         6.60%
                        Dividend Reinvest
                        c/o Copper Mountain Trust
                        601 SW 2nd Avenue, Suite 1800
                        Portland, OR 97204

SPECIAL FUND
CLASS A
                        Charles Schwab & Co. Inc.              1,109,976.285         22.72%
                        Special Custody A/C for Benefit of
                        Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104-4122


                        FTC & Co.                                577,726.047         11.83%
                        Attn. Datalynx #203
                        PO Box 173 736
                        Denver, CO 80217

----------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Small Cap Fund, and therefore may be presumed to "control" such Fund, as that term is defined in the Investment Company Act of 1940, as amended.


OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

As of September 29, 2000, the shareholders of record that owned 5% or more of the outstanding shares of the above noted class of shares of the above noted Fund would own the following percentage of the Acquiring Fund upon consummation of the Acquisition:


                                                                       PERCENTAGE OF OUTSTANDING
                                                                         SHARES OF CLASS OWNED
                            NAME AND ADDRESS OF                           UPON CONSUMMATION OF
FUND AND CLASS                  SHAREHOLDER                                   ACQUISITION
-------------               -------------------                        -------------------------
LIBERTY CONTRARIAN
SMALL CAP FUND
CLASS A
                           Chemical Bank & Trust Co. Agent                         0.73%
                           Chippewa Nature Center Endowment Fund
                           Attn: Trust Department
                           P.O. Box 231
                           Midland, MI 48640-0231

                           Enele Co.                                               0.68%
                           Dividend Reinvest
                           c/o Copper Mountain Trust
                           601 SW 2nd Avenue, Suite 1800
                           Portland, OR 97204

CLASS I
                           AAAA Retirement Fund for Member Agencies               45.45%
                           Wendy E. Jones Trustee
                           Donald S. Lewis Trustee
                           201 McCullough Drive, Ste. 100
                           Charlotte, NC 28262-4345

                           M&I Trust Co. Trustee                                  32.70%
                           Neese/Crabbe Huson
                           1000 N. Water Street, 14th Floor
                           Milwaukee, WI 53202-6648

                           Chicagoland Race Meet Operators                         9.86%
                           Pension Trust Fund
                           8700 W. Bryn Mawr Avenue
                           Suite 810N
                           Chicago, IL 60631

                           Northwestern Trust Company Custodian                    5.30%
                           FBO IBEW Local 76
                           Supplemental Income Fund
                           1201 3rd Avenue, Ste. 2010
                           Seattle, WA 98101

                           Enele Co.                                               6.75%
                           Dividend Reinvest
                           c/o Copper Mountain Trust
                           601 SW 2nd Avenue, Suite 1800
                           Portland, OR 97204


LIBERTY SPECIAL FUND
CLASS A
                           Charles Schwab & Co. Inc.                              20.33%
                           Special Custody A/C for Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information about the executive officers of each Fund:


EXECUTIVE OFFICER                                                                    YEAR OF ELECTION AS
NAME & AGE            OFFICE AND PRINCIPAL OCCUPATION (1)                            EXECUTIVE OFFICER
-----------------     -----------------------------------                            -----------------



Stephen E. Gibson     President of the Liberty Funds since June, 1998; Chairman              1998
(46)                  of the Board since July, 1998, Chief Executive Officer and
                      President since December, 1996 and Director, since July,
                      1996 of CMA (formerly Executive Vice President from
                      July, 1996 to December, 1996); Chairman of the Board,
                      Director, Chief Executive Officer and President of Liberty
                      Funds Group LLC (LFG) since December, 1998 (formerly
                      Director, Chief Executive Officer and President of The
                      Colonial Group, Inc. (TCG) from December, 1996 to
                      December, 1998); Director of Stein Roe & Farnham
                      Incorporated (SR&F) since September, 2000, President since
                      January, 2000 and Vice Chairman since August, 1998
                      (formerly Assistant Chairman and Executive Vice President
                      from August, 1998 to January, 2000) (formerly Managing
                      Director of Marketing of Putnam Investments, June, 1992 to
                      July, 1996.)

Pamela A. McGrath     Treasurer and Chief Financial Officer of the Liberty Funds and         1999
(46)                  Liberty All-Star Funds since April, 2000; Treasurer, Chief
                      Financial Officer and Vice President of LFG since
                      December, 1999; Chief Financial Officer, Treasurer and
                      Senior Vice President of CMA since December, 1999;
                      Director of Offshore Accounting for Putnam Investments
                      from May, 1998 to October, 1999; Managing Director of
                      Scudder Kemper Investments from October, 1984 to December,
                      1997.


(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

ADDITIONAL INFORMATION CONCERNING TRUSTEE COMPENSATION

The current Board of Trustees received the following compensation from each Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1999(1):

--------------------------------------------------------------------
                                    SMALL CAP FUND      SPECIAL FUND
                                       10/31/99           10/31/99
--------------------------------------------------------------------
Mr. Bleasdale                           $729(2)            $796(3)
--------------------------------------------------------------------
Ms. Collins                              685                748
--------------------------------------------------------------------
Mr. Grinnell                             714                779
--------------------------------------------------------------------
Mr. Lowry                                693                756
--------------------------------------------------------------------
Mr. Macera                               686                749
--------------------------------------------------------------------
Mr. Mayer                                705                768
--------------------------------------------------------------------
Mr. Moody                                635(4)             694(5)
--------------------------------------------------------------------
Mr. Neuhauser                            726                791
--------------------------------------------------------------------
Mr. Stitzel                              686                749
--------------------------------------------------------------------
Ms. Verville                             678(6)             768(7)
--------------------------------------------------------------------

The following table sets forth the total compensation paid to each Trustee by the Liberty Mutual Funds for the calendar year ended December 31, 1999.

---------------------------------------------------------------------
   TRUSTEE                                         TOTAL COMPENSATION
---------------------------------------------------------------------
Mr. Bleasdale                                          $103,000(8)
---------------------------------------------------------------------
Ms. Collins                                              96,000
---------------------------------------------------------------------
Mr. Grinnell                                            100,000
---------------------------------------------------------------------
Mr. Lowry                                                97,000
---------------------------------------------------------------------
Mr. Macera                                               95,000
---------------------------------------------------------------------
Mr. Mayer                                               101,000
---------------------------------------------------------------------
Mr. Moody                                                91,000(9)
---------------------------------------------------------------------
Mr. Neuhauser                                           101,252
---------------------------------------------------------------------
Mr. Stitzel                                              95,000
---------------------------------------------------------------------
Ms. Verville                                             96,000(10)
---------------------------------------------------------------------

For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds"):


                                          Total Compensation From Liberty
                                          All-Star Funds For The Calendar
    Trustee                               Year Ended December 31, 1999 (11)
    -------                               ---------------------------------
    Robert J. Birnbaum                                 $25,000
    James E. Grinnell                                   25,000
    Richard W. Lowry                                    25,000
    William E. Mayer                                    25,000
    John J. Neuhauser                                   25,000

----------
(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2)  Includes $375 payable in later years as deferred compensation.

(3)  Includes $409 payable in later years as deferred compensation.

(4) Total compensation of $635 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(5) Total compensation of $694 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(6) Total compensation of $678 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(7) Total compensation of $768 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(8)  Includes $52,000 payable in later years as deferred compensation.

(9) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(10) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(11) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Advisor of each Fund).

                                                                      APPENDIX C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Small Cap Fund and the Special Fund as of April 28, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Small Cap Fund by the Special Fund at net asset value as of that date:

                                  SMALL CAP         SPECIAL          PRO FORMA          PRO FORMA
                                    FUND              FUND           ADJUSTMENTS (1)    COMBINED (2)
Class A
Net asset value                $  6,382,596      $ 44,498,861            (53,815)      $ 50,827,642
Shares outstanding                  581,392         4,779,249            104,697          5,465,338
Net asset value per share      $      10.98      $       9.31                          $       9.30

Class I
Net asset value                $ 23,772,428                              (20,716)      $ 23,751,712
Shares outstanding                2,146,233                              404,971          2,551,204
Net asset value per share      $      11.08                                            $       9.31

(1) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $26,278 and $48,253 to be borne by the Small Cap Fund and the Special Fund, respectively.

(2) Assumes the Acquisition was consummated on April 28, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Special Fund will be received by the shareholders of the Small Cap Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Special Fund that actually will be received on or after such date.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF OCTOBER 31, 1999
                              LIBERTY SPECIAL FUND


PORTFOLIO MANAGEMENT REPORT

FUND PERFORMANCE AFFECTED BY MARKET BIAS TOWARD LARGE-CAP GROWTH AND IMPACT OF HEALTH CARE STOCKS

         During the fiscal year, the Fund had a total return of negative 13.95%, based on Class A shares without a sales charge. The Fund has not performed well in the past few years, in large part because the stock market has been dominated by large-cap growth stocks, and because investors have favored growth stocks generally over value stocks. While we do seek--and have found--growth stocks that are reasonably priced, the Fund has had a value bias for the past several years.

         The Fund was also impacted by events in the health care industry. Non-pharmaceutical health care companies, including HMOs and sub-acute care companies, have been very harshly treated by the Hospital Financial Control Authority (HFCA) -- the financial arm of Medicare. Most of the much-publicized $200 billion in Medicare savings has come from the enormous reductions in Medicare reimbursements to health care providers. As many people are aware, this has severely impacted profitability in the health care sector.

"SHORT SELLING" TECHNIQUES NOT USED IN 1999

         The Fund experienced an especially difficult year in 1998 because of "short selling" strategies that did not achieve their goals. Short selling is a common market strategy that allows investors to sell an unowned stock in anticipation of a price decline with the intent to buy it back at a lower price. It is typically used to hedge downside risk. We did not employ this strategy in the Fund in 1999.

AN OUTSTANDING SECOND QUARTER

         When the market broadened in the second quarter of this year, the Fund performed very well, posting a return of 29.61% for the quarter ended June 30, 1999. By comparison, the Russell 2000 Index, a broad-based measure of small-cap stock performance, had a total return of 15.52% during the same period. However, when the market again narrowed in August to favor large caps and became more volatile across the board, small-cap stocks declined substantially. The Fund fared poorly during this time primarily because it had a significant weighting in value-oriented stocks. These companies were shunned by investors who-in a volatile and uncertain market-fled to the more familiar large-cap growth issues. Also, the Fund had exposure to certain sectors that did not perform as well, including health care and, to a lesser extent, basic materials.

TECHNOLOGY AND ENERGY HOLDINGS HOLD PROMISE

         The Fund's technology holdings, at roughly 20% of net assets, are an important part of the portfolio. Most of these companies are component or circuit manufacturers that are creating entirely new designs for a variety of electronic and high-tech applications. Another large sector is mining and energy, at roughly 24% of net assets. In this sector, we are invested primarily in natural gas companies involved in exploration, production and service. In the past year, there has been a severe depletion of natural gas reserves and a drop in Canadian natural gas production, resulting in a significant decline in supply that created many attractive investment opportunities. We also have stocks in the basic materials sector, including the aluminum and chemicals industries. We believe that if global economies continue improving and commodity prices remain firm, basic materials companies should be profitable.

NEW ADDITIONS TO THE FUND ILLUSTRATE CONTRARIAN STYLE

         The concentration of the stock market's preference toward large-cap, blue chip growth companies has created many opportunities in the small- and mid-cap areas of the market. One example is Mail-Well (1.2% of net assets), a fast-growing company in the printing industry. Mail-Well is the leading conglomerate in this fragmented business, having consolidated companies in four areas: commercial printing, envelopes, labels, and printing for distributors. The firm has had strong sales and earnings growth, and we were able to acquire it after its stock dropped sharply from its mid-summer high. As a growing company, Mail-Well nicely fits our criteria of growth at a reasonable price.

OUTLOOK: ANTICIPATION OF MARKET BROADENING

         We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies-especially Southeast Asia and Japan. The Asian economic crisis and corresponding global deflation have significantly impacted the profitability of small- and mid-sized companies, and the earnings of large blue chip companies have been much stronger on a relative basis. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies will also occur because many of these firms do a great deal of business overseas. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small- and mid-cap companies that show strong earnings growth have excellent long-term potential.

/s/ James Crabbe
/s/ John W. Johnson

PERFORMANCE INFORMATION

SPECIAL FUND'S INVESTMENT PERFORMANCE VS. RUSSELL 2000 INDEX

  [LINE CHART: Initial and subsequent account values at end of each of the most recently completed ten fiscal years]

Change in Value of $10,000 from 10/31/1989 - 10/31/1999
Class A Shares, With and Without Sales Charge

          Fund With           Fund Without         Russell 2000
          Sales Charge        Sales Charge         Index
          ------------        ------------         ------------

10/89        9,425                10,000             10,000
10/90        8,398                 8,910              7,272
10/91       12,561                13,328             11,536
10/92       13,580                14,408             12,631
10/93       19,201                20,372             16,725
10/94       23,502                24,935             16,666
10/95       23,920                25,379             19,725
10/96       25,123                26,656             23,001
10/97       31,811                33,752             29,747
10/98       17,496                18,563             26,225
10/99       15,053                15,971             30,123


The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

         INCEPTION DATE                     4/9/1987
         SHARE CLASS                            A


                             WITHOUT                 WITH SALES
                          SALES CHARGE                 CHARGE
                          ------------               ----------

         1 Year             (13.95)%                  (18.90)%
         5 Year              (8.52)%                   (9.60)%
         10 Years             4.79 %                    4.17 %


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Fund's advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                              LIBERTY MUTUAL FUNDS
                             STEIN ROE MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111


Dear Shareholder:

Your Fund will hold a special meeting on December 19, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. You will be asked to vote on the acquisition of your Fund and on the election of eleven Trustees. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by the combined prospectus/proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

Your Fund is part of one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc., the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty organization to focus its portfolio management resources on a more focused group of portfolios. Please review the enclosed prospectus/proxy statement for a more detailed description of the proposed acquisition of your Fund and the specific reasons it is being proposed.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

Your Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the combined prospectus/proxy statement, please feel free to call the contact number listed in the enclosed prospectus/proxy statement.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson, President
November 8, 2000
[Job Code]

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                DECEMBER 19, 2000

                             LIBERTY FUNDS TRUST III
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

                        LIBERTY CONTRARIAN BALANCED FUND

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Contrarian Balanced Fund will be held at 10:00 a.m. on Tuesday, December 19, 2000 at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111 for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Contrarian Balanced Fund to, and the assumption of all of the liabilities of the Liberty Contrarian Balanced Fund by, the Liberty Contrarian Equity Fund in exchange for shares of the Liberty Contrarian Equity Fund and the distribution of such shares to the shareholders of the Liberty Contrarian Balanced Fund in complete liquidation of the Liberty Contrarian Balanced Fund.

         2.       To elect eleven Trustees.

         3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    William J. Ballou, Assistant Secretary

November 8, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

COMBINED PROSPECTUS AND PROXY STATEMENT
NOVEMBER 8, 2000

ACQUISITION OF THE ASSETS AND LIABILITIES OF
LIBERTY CONTRARIAN BALANCED FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

BY AND IN EXCHANGE FOR SHARES OF
LIBERTY CONTRARIAN EQUITY FUND
c/o Liberty Funds Trust III
One Financial Center
Boston, Massachusetts 02111
1-800-426-3750

TABLE OF CONTENTS

Synopsis.......................................................................
Proposal 1 - Acquisition of the Liberty Contrarian Balanced Fund by
             the Liberty Contrarian Equity Fund................................
     Principal Investment Risks................................................
     Information about the Acquisition.........................................
Proposal 2 - Election of Trustees..............................................
General........................................................................
     Voting Information........................................................
Appendix A - Agreement and Plan of Reorganization..............................
Appendix B - Fund Information..................................................
Appendix C - Capitalization....................................................
Appendix D - Management's Discussion of Fund Performance for
             the Liberty Contrarian Equity Fund................................

         This combined Prospectus/Proxy Statement contains information you should know before voting on the proposed acquisition of the Liberty Contrarian Balanced Fund (the "Balanced Fund") by the Liberty Contrarian Equity Fund (the "Equity Fund") or voting on the other proposals to be considered at a Special Meeting of Shareholders of the Balanced Fund (the "Meeting"), which will be held at 10:00 a.m. Eastern Time on December 19, 2000 at the offices of Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Balanced Fund by the Equity Fund (the "Acquisition"). If the Acquisition occurs, you will become a shareholder of the Equity Fund. The Equity Fund seeks long-term capital appreciation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Balanced Fund and the Acquisition occurs, the Balanced Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Equity Fund in exchange for shares of the same class with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, shares of each class received by the Balanced Fund will be distributed pro rata to its shareholders of the same class.

         Proposal 2 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty Funds Trust III ("Trust III"), of which the Balanced Fund is a series.

         Please review the enclosed Prospectuses of the Equity Fund. Each of these documents is incorporated in this Prospectus/Proxy Statement by reference. The following documents have also been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

         - The Prospectuses of the Balanced Fund dated March 1, 2000, as supplemented on May 5, 2000, June 23, 2000 and August 1, 2000.

         - The Statement of Additional Information of the Balanced Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Statement of Additional Information of the Equity Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Balanced Fund dated October 31, 1999.

         - The financial statements included in the Balanced Fund's Semi-Annual Report to Shareholders dated April 30, 2000.

         - The Statement of Additional Information of the Equity Fund dated November 8, 2000 relating to the Acquisition.

         The Balanced Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, please call 1-800-426-3750 or write to your Fund at One Financial Center, Boston, Massachusetts 02111. You may also obtain many of these documents by accessing our web site at www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 if you have special TTD equipment. Text-only versions of all the Balanced Fund and Equity Fund documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE EQUITY FUND OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SYNOPSIS

         THE FOLLOWING QUESTIONS AND RESPONSES PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE OTHER MATTERS TO BE CONSIDERED AT THE MEETING AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE, AS THIS SECTION IS ONLY A SYNOPSIS OF THE COMPLETE DOCUMENT.

1.       WHAT IS BEING PROPOSED?

         First, the Trustees of the Funds are recommending in Proposal 1 that the Equity Fund acquire the Balanced Fund. This means that the Equity Fund would acquire all of the assets and liabilities of the Balanced Fund in exchange for shares of the Equity Fund representing the aggregate net asset value of the Balanced Fund's assets and liabilities. If Proposal 1 is approved, you will receive shares of the Equity Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around January 16, 2001.

         In addition, the Trustees of the Balanced Fund are recommending in Proposal 2 that you vote in favor of eleven nominees for Trustees.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

         The Trustees of the Balanced Fund recommend approval of the Acquisition because it offers shareholders of the Fund an investment in a fund with similar investment goals and the economies of scale of a larger fund. In addition, the Acquisition will result in an expected reduction in the fees and expenses payable by the Balanced Fund, assuming that the Fund's investment advisor declined to continue the current voluntary fee waiver or expense reimbursement in effect with respect to the Fund. In reviewing the Acquisition, the Trustees also considered that it is unlikely the Balanced Fund will achieve scale through sales growth and considered the tax-free nature of the Acquisition as opposed to other alternatives for the Funds and for shareholders. Please review "Reasons for the Acquisition" in Proposal 1 of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE EQUITY FUND IF THE ACQUISITION OCCURS?

         You will receive the same class of shares that you currently own in the Balanced Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE BALANCED FUND AND THE EQUITY FUND COMPARE?

         This table shows the investment goals and primary investment strategies of each Fund:

         -------------------------------------------------------------------------------------------
                      BALANCED FUND                                      EQUITY FUND
         -------------------------------------------------------------------------------------------
         INVESTMENT GOALS:  The Balanced Fund seeks       INVESTMENT GOAL:  The Equity Fund seeks
         preservation of capital, capital                 long-term capital appreciation.
         appreciation and income.
         -------------------------------------------------------------------------------------------
         PRIMARY INVESTMENT STRATEGIES:                   PRIMARY INVESTMENT STRATEGIES:
         The Balanced Fund seeks to achieve its           The Equity Fund seeks to achieve its goal
         goals as follows:                                as follows:
         -   The Fund invests in a combination            -   The Fund invests at least 65% of
             of stocks, bonds and cash.                       its total assets in common stocks.
         -   Under normal market conditions,              -   The Fund's stock investments are
             the Fund's assets will be invested as            primarily U.S. stocks of medium
             follows:  25% to 60% in stocks; 30% to           ($1-3 billion) to large (over $3 billion)
             55% in bonds; and 5% to 30% in cash              cap companies.
             or cash equivalents.                         -   The Fund follows a basic value,
         -   The Fund's stock investments are                 contrarian approach in selecting
             primarily U.S. stocks of medium                  stocks for its portfolio.
             ($1-3 billion) to large (over $3 billion)
             cap companies.
         -   The Fund's bond investments are
             primarily U.S. government securities
             and investment grade bonds.
         -   The Fund follows a basic value,
             contrarian approach in selecting
             stocks for its portfolio.

                  The investment policies of the Balanced Fund and the Equity Fund are substantially similar. After the Acquisition, the Equity Fund may retain for any period of time some or all of the portfolio holdings of the Balanced Fund at the discretion of the investment advisor to the Fund, as the advisor has determined that these holdings are substantially compatible with the investment objectives, strategies and policies of the Equity Fund. As a result, the Equity Fund may hold a higher percentage of assets in debt securities and cash after the Acquisition than immediately before the Acquisition.

5. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

         The following tables allow you to compare the sales charges and management fees and expenses of the Balanced Fund and the Equity Fund and to analyze the estimated expenses that Crabbe Huson Group, Inc. ("Crabbe Huson"), the Equity Fund's advisor, expects the combined fund to bear in the first year following the Acquisition. Sales charges are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each Fund for its last fiscal year ended October 31, 1999.


SHAREHOLDER FEES(1)
(paid directly from your investment)

                                                  BALANCED FUND                               EQUITY FUND
                                    CLASS A    CLASS B    CLASS C    CLASS I    CLASS A    CLASS B    CLASS C    CLASS I
Maximum sales charge (load) on
purchases (%) (as a percentage
of the offering price)                4.75       0.00       0.00       0.00       5.75       0.00       0.00       0.00
-------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of
purchase price or redemption
price)                                1.00(2)    5.00       1.00       0.00       1.00(2)    5.00       1.00       0.00
-------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount redeemed,
if applicable)                        (3)         (3)        (3)        (3)        (3)        (3)        (3)        (3)


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                  BALANCED FUND                               EQUITY FUND
                                    CLASS A    CLASS B    CLASS C    CLASS I    CLASS A    CLASS B    CLASS C    CLASS I
B CLASS C CLASS I
Management and administration
fees(4) (%)                           1.05       1.05       1.05       1.05       0.99       0.99       0.99       0.99
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees (%)                              0.25       1.00       1.00       0.00       0.25       1.00       1.00       0.00
-------------------------------------------------------------------------------------------------------------------------
Other expenses (4)(%)                 0.49       0.49       0.49       0.24       0.46       0.46       0.46       0.24
-------------------------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (4) (%)                      1.79       2.54       2.54       1.29       1.70       2.45       2.45       1.23

                                          EQUITY FUND (PRO FORMA COMBINED)
                                    CLASS A     CLASS B     CLASS C     CLASS I
Management fee (%)                    0.98        0.98        0.98        0.98
--------------------------------------------------------------------------------
Distribution and service (12b-1)      0.25        1.00        1.00        0.00
fees (%)
--------------------------------------------------------------------------------
Other expenses (%)                    0.27        0.27        0.27        0.10
--------------------------------------------------------------------------------
Total annual fund operating           1.50        2.25        2.25        1.08
expenses (5)   (%)

(4) The advisor and administrator of each of the Balanced Fund and the Equity Fund have voluntarily agreed to waive advisory fees and administration fees and reimburse the Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.17% for Class A, B and C shares, and 1.00% for Class I shares. As a result, with respect to Class A, B and C shares of the Balanced Fund, the actual management and administration fees for each share class would be 0.76%, other expenses for each share class would be 0.41% and total annual fund operating expenses for Class A, B and C shares would be 1.42%, 2.17% and 2.17%, respectively. With respect to Class I shares of the Balanced Fund, the actual management and administration fees for Class I shares would be 0.76%, other expenses for Class I shares would be 0.24% and total annual fund operating expenses for Class I shares would be 1.00%. With respect to Class A, B and C shares of the Equity Fund, the actual management and administration fees for each share class would be 0.77%, other expenses for each share class would be 0.40% and total annual fund operating expenses for Class A, B and C shares would be 1.42%, 2.17% and 2.17%, respectively. With respect to Class I shares of the Equity Fund, the actual management and administration fees for Class I shares would be 0.77%, other expenses for Class I shares would be 0.23% and total annual fund operating expenses for Class I shares would be 1.00%. This arrangement may be modified or terminated by each Fund's advisor or administrator at any time.

(5) The advisor and administrator of the Equity Fund have voluntarily agreed to waive advisory fees and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.17% for Class A, B and C shares, and 1.00% for Class I shares. With respect to Class A, B and C shares of the Equity Fund, the actual management and administration fees for each share class would be 0.90%, other expenses for each share class would be 0.27% and total annual fund operating expenses for Class A, B and C shares would be 1.42%, 2.17% and 2.17%, respectively. With respect to Class I shares of the Equity Fund, the actual management and administration fees for Class I shares would be 0.90%, other expenses for Class I shares would be 0.10% and total annual fund operating expenses for Class I shares would be 1.00%. This arrangement may be modified or terminated by each Fund's advisor or administrator at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Balanced Fund and the Equity Fund currently with the cost of investing in the combined fund on a pro forma basis and also allows you to compare this with the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

    -   $10,000 initial investment
    -   5% total return for each year
    -   Each Fund's operating expenses remain the same
    -   Assumes reinvestment of all dividends and distributions
    -   Assumes Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES
(your actual costs may be higher or lower)

                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
BALANCED FUND
Class A                                     $648             $1,010            $1,397           $2,476
Class B: did not sell your shares           $257              $789             $1,348           $2,688
         sold all your
         shares at end of period            $757             $1,089            $1,548           $2,688
Class C: did not sell your shares           $257              $789             $1,348           $2,871
         sold all your
         shares at end of period            $357              $789             $1,348           $2,871
Class I                                     $131              $409              $708            $1,556

EQUITY FUND
Class A                                     $737             $1,079            $1,443           $2,464
Class B: did not sell your shares           $248              $762             $1,304           $2,597
         sold all your
         shares at end of period            $748             $1,062            $1,504           $2,597
Class C: did not sell your shares           $248              $762             $1,304           $2,782
         sold all your
         shares at end of period            $348              $762             $1,304           $2,782
Class I                                     $125              $390              $676            $1,489

EQUITY FUND
(pro forma combined)
Class A                                     $719             $1,022            $1,346           $2,263
Class B: did not sell your shares           $228              $703             $1,205           $2,396
         sold all your
         shares at end of period            $728             $1,003            $1,405           $2,396
Class C: did not sell your shares           $228              $703             $1,205           $2,585
         sold all your
         shares at end of period            $328              $703             $1,205           $2,585
Class I                                     $110              $343              $595            $1,317

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Example Expenses are as follows: (1) the current contractual agreements will remain in place; (2) the elimination of certain fixed costs involved in operating the Acquired Fund; and (3) expense ratios are based on pro forma average net assets for the year ended April 30, 2000.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

         The Acquisition is expected to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Balanced Fund or its shareholders as a result of the Acquisition.

         The cost basis and holding period of your Balanced Fund shares are expected to carry over to your new shares in the Equity Fund.

PROPOSAL 1 - ACQUISITION OF THE LIBERTY CONTRARIAN BALANCED FUND BY THE LIBERTY
             CONTRARIAN EQUITY FUND

THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Balanced Fund by the Equity Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE EQUITY FUND, AND HOW DO THEY COMPARE WITH THE BALANCED FUND?

         Because the Funds have similar goals and strategies, the potential risks associated with each Fund are similar. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Please see the enclosed Prospectus of the Equity Fund for a description of the principal investment risks of the Fund.


INFORMATION ABOUT THE ACQUISITION

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

         If approved by the shareholders of the Balanced Fund, the Acquisition is expected to occur on or around January 16, 2001, under the Agreement and Plan of Reorganization attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

         - The Balanced Fund will transfer all of the assets and liabilities attributable to each class of shares of the Balanced Fund to the Equity Fund in exchange for shares of the same class of the Equity Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on January 12, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition (the "Valuation Date").

         - The shares of each class of the Equity Fund received by the Balanced Fund will be distributed to the shareholders of the same class of the

                  Balanced Fund pro rata in accordance with their percentage ownership of each class of the Balanced Fund in full liquidation of the Balanced Fund.

         - After the Acquisition, the Balanced Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - The Acquisition requires approval by the Balanced Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Funds.

         A shareholder who objects to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust (the "Declaration") to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.


SHARES YOU WILL RECEIVE

         If the Acquisition occurs, you will receive shares in the Equity Fund of the same class as the shares that you currently own in the Balanced Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         - If applicable, your Equity Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, the new shares will continue to age from the date you purchased your Balanced Fund shares.

         - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

         -        You will have the same exchange options as you currently have.

         - You will have the same voting rights as you currently have, but as a shareholder of the Equity Fund.

REASONS FOR THE ACQUISITION

         The Trustees of Trust III, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc. ("Liberty Financial"), the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the Liberty Financial organization to focus its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition Liberty Financial presented to the Trustees the following reasons for the Balanced Fund to enter into the
Acquisition:

      - The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Balanced Fund.

      - The Balanced Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth. In this connection, Liberty Financial indicated to the Trustees that it was not willing to continue subsidizing the Fund's operations (through fee waiver or expense assumptions) over the long term. Thus, even though the Equity Fund has a higher expense ratio than the subsidized expense ratio of the Balanced Fund, the Equity Fund's expense ratio after the Acquisition is expected to be materially lower than the Balanced Fund's expense ratio would be if the advisor discontinued its subsidy. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Balanced Fund and the Equity Fund on July 31, 2000 and the Funds' current expense structures, the Equity Fund's annualized expense ratio (excluding 12b-1 fees) immediately after the Acquisition would be about 0.24% lower than the Balanced Fund's current expense ratio would be if the current voluntary expense limitation were discontinued (for example, for Class A shares, a 1.35% expense ratio for the Equity Fund, as compared to 1.59% for the Balanced Fund if the limitation were discontinued and 1.17% if it continued). Note that the 12b-1 fees on Classes A, B and C of each Fund are 0.25%, 1.00% and 1.00%, respectively.

      - The Acquisition will also permit the advisor to concentrate on a smaller, more focused set of fund offerings rather than manage multiple similar portfolios with somewhat different investment approaches.

      - The Equity Fund has a superior performance record to the Balanced Fund for the five- and ten-year periods ending July 31, 2000, with the Class A shares of the Equity Fund achieving average annual total returns (without sales charges) of 9.57% and 13.87% for such periods and the Class A shares of the Balanced Fund achieving average annual total returns of 8.58% and 10.54%. For the one-year period ending July 31, 2000, however, the Balanced Fund actually had a superior performance record to the Equity Fund (4.29% compared to 3.20%).

      - The Acquisition is intended to permit the Balanced Fund's shareholders to exchange their investment for an investment in the Equity Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Balanced Fund shareholder redeemed his or her shares to invest in another fund, like the Equity Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Balanced Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Equity Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

         In reviewing the Acquisition, the Trustees also considered the fact that shareholders who purchased a balanced fund would be receiving shares in an equity fund.

         The projected post-Acquisition expense reductions presented above are based upon numerous material assumptions, including: (1) the current contractual agreements will remain in place; and that (2) certain fixed costs involved in operating the Acquired Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which factors are beyond the control of the Equity Fund or Liberty Financial.

         In addition, the Trustees considered the relative Fund performance results which are based on the factors and assumptions set forth below under Performance Information. No assurance can be given that the Equity Fund will achieve any particular level of performance after the Acquisition.

         If the Acquisition does not occur, Liberty Financial has indicated that it may recommend to the Trustees that the Balanced Fund be liquidated.

PERFORMANCE INFORMATION

         The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 or, if shorter, since inception, for the Class A shares of the Equity Fund and the Class A shares of the Balanced Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. The graphs include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectuses and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

BALANCED FUND

----------------------------------------------------------------------------------------------------------
            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
----------------------------------------------------------------------------------------------------------
25%
                     21.22%                                 20.21%
20%
                                           18.20%                               19.19%
15%
                               12.20%
10%
                                                                       6.84%                         6.16%
 5%

 0%
           -0.76%                                  -0.84%                                 -0.18%
-5%

The Fund's year-to-date total return through                  For period shown in bar chart:
September 30, 2000 was 10.44%.                                Best quarter:  Second quarter 1997, +11.85%
                                                              Worst quarter:  Third quarter 1998, -10.21%


EQUITY FUND

----------------------------------------------------------------------------------------------------------
            1990      1991      1992      1993      1994     1995      1996      1997      1998      1999
----------------------------------------------------------------------------------------------------------
40%
                     35.07%
35%

30%
                                         25.97%                                  25.72%
25%
                                                            23.80%
20%
                               16.40%
15%
                                                                       11.74%                       10.45%
10%
                                                                                          -8.83%
 5%
                                                   1.60%
 0%
           -1.54%
-5%

-10%

-15%

The Fund's year-to-date total return through      For period shown in bar chart:
September 30, 2000 was 12.50%.                    Best quarter:  First quarter 1991, +18.98%
                                                  Worst quarter:  Third quarter 1998, -19.93%


     The next table lists each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 1999, or for the life of the Fund through December 31, 1999 if shorter, as the case may be, including the applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

BALANCED FUND*


                                    1 YEAR       5 YEARS        10 YEARS
Class A (%)                          1.12          9.09           9.35
Class B (%)                          0.42(1)       9.73(1)        9.80(1)
Class C (%)                          4.42(1)      10.00(1)        9.80(1)
Class I (%)                          6.65         10.43          10.02
Lehman Index (%)                    (2.15)         7.61           7.65
S&P Index (%)                       21.03         28.54          18.19
Lipper Flexible Average (%)         12.53         16.84          12.27


EQUITY FUND+


                                    1 YEAR       5 YEARS        10 YEARS
Class A (%)                          4.09         10.54          12.58
Class B (%)                          4.53         11.41(2)       13.15
Class C (%)                          8.53         11.63(2)       13.15
Class I (%)                         10.95         12.16          13.40
S&P 500 Index (%)                   21.03         16.53          18.19
Lipper Growth Average (%)           29.32         25.05          16.53


* The Balanced Fund's return is compared to the S&P 500 Index ("S&P Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U. S. stocks, and the Lehman Brothers Government/Corporate Bond Index ("Lehman Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Balanced Fund's return is also compared to the average return of the funds included in the Lipper Flexible Portfolio Funds category average ("Lipper Flexible Average"). This Lipper Flexible Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Balanced Fund. Sales charges are not reflected in the Lipper Flexible Average.

+ The Equity Fund's return is compared to the S&P Index. The Equity Fund's return is also compared to the average return of the funds included in the Lipper Growth Funds category average ("Lipper Growth Average"). This Lipper Growth Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Equity Fund. Sales charges are not reflected in the Lipper Growth Average.

(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Balanced Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on January 31, 1989 and Class B and Class C shares were initially offered on January 27, 1999.

(2) Class B and Class C are newer classes of shares. Their performance information includes returns of the Equity Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on January 31, 1989 and Class B and C shares were initially offered on January 27, 1999.


FEDERAL INCOME TAX CONSEQUENCES

     The Acquisition is intended to be a tax-free reorganization. The closing of the Acquisition will be conditioned on receipt of an opinion from Ropes & Gray to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Balanced Fund or the shareholders of the Balanced Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of the Equity Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Balanced Fund shares;

         - under Section 1223(1) of the Code, your holding period for the Equity Fund shares you receive will include the holding period for your Balanced Fund shares if you hold Balanced Fund shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Equity Fund as a result of the Acquisition;

         - under Section 362(b) of the Code, the Equity Fund's tax basis in the assets that the Equity Fund receives from the Balanced Fund will be the same as the Balanced Fund's basis in such assets; and

         - under Section 1223(2) of the Code, the Equity Fund's holding period in such assets will include the Balanced Fund's holding period in such assets.

         The opinion will be based on certain factual certifications made by officers of Trust III. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. Prior to the closing of the Acquisition, the Balanced Fund and the Equity Fund will each distribute to their shareholders all of their respective investment company taxable income and net realized capital gains, which have not previously been distributed to shareholders. Such distributions or dividends will be taxable to the Balanced Fund's shareholders.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE BALANCED FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

         The Declaration establishing Trust III provides that any series of Trust III (such as the Balanced Fund) may be terminated by a two-thirds vote of the series' shares or by notice from the Trustees to the shareholders. The Trust believes that, under this provision, no shareholder vote is required to approve the Acquisition, although the provision could also be interpreted to require a two-thirds vote, if the Acquisition is submitted for shareholder approval. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about whether any shareholder vote is required to approve the Acquisition, the Trustees will consider any vote in favor of the Acquisition to be a vote in favor of amending the Declaration to provide that the Balanced Fund may be terminated by majority vote of the Balanced Fund's shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of the Balanced Fund's shareholders entitled to vote on the proposal vote in favor of such proposal.

REQUIRED VOTE FOR PROPOSAL 1

         Approval of the Agreement and Plan of Reorganization dated October 26, 2000 between Trust III on behalf of the Balanced Fund and Trust III on behalf of the Equity Fund will require the affirmative vote of a majority of the shares of the Balanced Fund outstanding at the record date for the Meeting. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.


PROPOSAL 2 - ELECTION OF TRUSTEES

THE PROPOSAL

         You are being asked to approve the election of four new members as well as seven of the currently serving members of the Board of Trustees of Trust III, of which the Balanced Fund is a series. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of Trust III, as well as nine Liberty closed-end funds and seven (or, in the case of Messrs. Lowry, Mayer and Neuhauser, eight) other Liberty open-end trusts (collectively, the "Liberty Mutual Funds"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of Trust III. The proposed four new members currently serve on the Board of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts, and were recommended for election as Trustees of the Liberty Mutual Funds by the Board of Trustees at a meeting held on October 25, 2000. Each of the nominees elected will serve as a Trustee of Trust III until the next meeting of shareholders of Trust III called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

         Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Funds. Liberty Financial and Trust III's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Liberty and Stein Roe Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meeting in favor of the election of the nominees named below as Trustees of Trust III (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

         Set forth below is information concerning each of the nominees.

                                                                                            YEAR

NOMINEE NAME & AGE     PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS
                                                                                     TRUSTEE SINCE

Douglas A. Hacker      Executive Vice President and Chief                             New nominee
(43)                   Financial Officer of UAL, Inc. (airline)
                       since July 1999; Senior Vice President and
                       Chief Financial Officer of UAL, Inc. prior
                       thereto.

Janet Langford Kelly   Executive Vice President--Corporate                                  New nominee
(41)                   Development, General Counsel, and
                       Secretary of Kellogg Company since September 1999; Senior
                       Vice President, Secretary and General Counsel of Sara Lee
                       Corporation (branded, packaged, consumer-products
                       manufacturer) from 1995 to August 1999; partner at Sidley
                       & Austin (law firm) prior thereto.

Richard W. Lowry       Private Investor since August 1987.                                  1995
(64)                   (Formerly Chairman and Chief Executive
                       Officer of U.S. Plywood Corporation from August 1985 to
                       August 1987.)

Salvatore Macera       Private Investor. (Formerly Executive Vice                           1998
(69)                   President and Director of Itek Corporation
                       (electronics) from 1975 to 1981.)

William E. Mayer(2)    Partner, Park Avenue Equity Partners                                 1994
(60)                   (venture capital); Director, Johns
                       Manville; Director, Lee Enterprises;
                       Director, WR Hambrecht & Co. (Formerly
                       Dean, College of Business and Management,
                       University of Maryland, from October 1992
                       to November 1996.)

John J. Neuhauser      Academic Vice President and Dean of                                  1985
(57)                   Faculties, Boston College, since August
                       1999. (Formerly Dean, Boston College School of
                       Management, from September 1977 to September 1999.)

Charles Nelson         Van Voorhis Professor of Political Economy                           New nominee
(57)                   of the University of Washington.

Joseph R. Palombo(3)   Vice President of the Stein Roe Mutual                               2000
(47)                   Funds since April 1999; Executive Vice
                       President and Director of Colonial
                       Management Associates, Inc. and Stein Roe
                       & Farnham Incorporated since April 1999;
                       Executive Vice President and Chief
                       Administrative Officer of Liberty Funds
                       Group LLC since April 1999. (Formerly
                       Chief Operating Officer, Putnam Mutual
                       Funds, from 1994 to 1998.)

Thomas E. Stitzel      Business Consultant; Chartered Financial                             1998
(64)                   Analyst. (Formerly Professor of Finance,
                       from 1975 to 1999, and Dean, from 1977 to
                       1991, College of Business, Boise State
                       University.)

Thomas C. Theobald     Managing Director, William Blair Capital                             New nominee
(62)                   Partners (private equity investing) since
                       1994; Chief Executive Officer and Chairman of the Board
                       of Directors of Continental Bank Corporation from 1987 to
                       1994.

Anne-Lee Verville      Consultant. (Formerly General Manager,                               1998
(54)                   Global Education Industry, from 1994 to
                       1997, and President, Applications Solutions Division, IBM
                       Corporation (global education and global applications),
                       from 1991 to 1994.)


(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht & Co. (a registered broker-dealer).
(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

TRUSTEES' COMPENSATION

         The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Funds based on each Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Funds.

         The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of Trust III who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

         Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

         Composition. The current Board of Trustees of the Liberty Mutual Funds consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its affiliates, but is considered interested as a result of his affiliation with a broker-dealer.

         Audit Committee. The Audit Committee of the Liberty Mutual Funds, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         Compensation Committee. The Compensation Committee of the Liberty Mutual Funds, consisting of Messrs. Neuhauser (Chairman), Grinnell, Stitzel and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         Governance Committee. The Governance Committee of the Liberty Mutual Funds, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer, Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial or any of its affiliates), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Balanced Fund.

         Record of Board and Committee Meetings. During the fiscal year ended October 31, 2000, Trust III (excluding Liberty Federal Securities Fund) held six meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Governance Committee held four meetings.

         During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF TRUST III VOTE FOR PROPOSAL 2.

REQUIRED VOTE FOR PROPOSAL 2

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of Trust III.


GENERAL

VOTING INFORMATION

         The Trustees of Trust III are soliciting proxies from the shareholders of the Balanced Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern Time on December 19, 2000 at Colonial's offices, One Financial Center, Boston, Massachusetts. The meeting notice, this combined Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about November 8, 2000.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Balanced Fund or by employees or agents of Crabbe Huson and its affiliated companies. In addition, SCC has been engaged to assist in the solicitation of proxies, at an estimated cost of $700,000 total for all of the proposed acquisitions of funds in the Liberty and Stein Roe Fund groups scheduled to take place in January 2001.

VOTING PROCESS

         You can vote in any one of the following five ways:

         a.       By mail, by filling out and returning the enclosed proxy card;
         b. By phone, by calling 1-800-732-3683 and following the instructions;
         c. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"
         d. By fax (not available for all shareholders; refer to enclosed proxy insert); or
         e.       In person at the Meeting.

         Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share owned on the record date. We encourage you to vote by internet, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the following parties in the following percentages: the Balanced Fund __%, the Equity Fund __%, Liberty Financial __%.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Assistant Secretary of the Balanced Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Balanced Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Balanced Fund at the Meeting. Shareholders of the Balanced Fund vote together with the shareholders of the other series of Trust III for the election of Trustees; thirty percent (30%) of the outstanding shares of Trust III constitutes a quorum for voting on the election of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 1 and will have no effect on the outcome of Proposal 2. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisor's, Distributor's and Administrator's Addresses. The address of each Fund's investment advisor, Crabbe Huson Group, Inc., is 121 S. W. Morrison, Suite 1400, Portland, Oregon 97204. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc. is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's administrator, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists for the Balanced Fund and Trust III the total number of shares outstanding as of September 29, 2000 for each class of the shares of the Fund and the Trust entitled to vote at the Meeting. It also lists for the Equity Fund the total number of shares outstanding as of September 29, 2000 for each class of the Fund's shares. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Funds and their shareholdings in the Funds.

         Adjournments; Other Business. If the Balanced Fund has not received enough votes by the time of the Meeting to approve any Proposal the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Balanced Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal (or in favor of any nominee, in the case of Proposal 2). They will vote against any such adjournment any proxy that directs them to vote against the Proposal (or against all nominees, in the case of Proposal 2). They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Balanced Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Assistant Secretary of the Balanced Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Trust III, of which the Balanced Fund is a series, does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund or Trust III must be received by the Balanced Fund or Trust III in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October 26, 2000 by and among Liberty Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Contrarian Balanced Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Contrarian Equity Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Liberty Financial Companies, Inc.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, B, C, and I shares of beneficial interest of the Acquiring Fund ("Acquiring Shares") and the assumption by Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

                  (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

                  (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5 and 9.2 shall not be assumed or paid by the Acquiring Fund, and

                  (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquiring Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

         1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

         1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

         1.5      [RESERVED]

         1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

         2.       VALUATION.

         2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or statement of additional information of the Acquiring Fund, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5, and shall be certified by the Acquired Fund.

         2.2 For the purpose of paragraph 2.1, the net asset value of an Acquiring Share shall be the net asset value per share computed as of the close of regular trading on the New York

                  Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus").

         3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be on January 16, 2001, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

         3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for Acquiring Fund."

         3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

         3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

         3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

         4.       REPRESENTATIONS AND WARRANTIES.

         4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

                  (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                  (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquired Fund, audited by Ernst & Young LLP and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

                  (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph
                           (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                  (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")),non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date (except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus);

                  (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3; and

                  (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

                  (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

                  (p) At the Closing Date, the Trust, on behalf of the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of

                           April 30, 2000 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

                  (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

                  (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                  (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                  (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

                  (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquiring Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

                  (h) Since April 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph
                           (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                  (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

                  (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class I shares each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

                  (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

                  (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                  (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares and Class I shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof; and

                  (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

                  (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         5.       COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

         5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

         5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

         5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

         5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

         5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

         5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the

                  Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         6.2 The Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

                  (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class I shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (g) except as previously disclosed, pursuant to section 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;
                           (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

         7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

                  (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph
                           5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus referred to in paragraph
                           5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
                           5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

         7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Ernst & Young LLP for the fiscal year ended October 31, 2000 and signed pro forma tax returns for the period from November 1, 2000 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

         7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date.

         7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

         7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

         8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

                  (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of
                           Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

                  (c) No gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

                  (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

                  (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

                  (f) The tax basis of the Acquiring Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

                  (g) The holding period of the Acquiring Shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange.

                  (h) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

         9.       BROKERAGE FEES AND EXPENSES.

         9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquiring Shares. The other expenses of the transactions contemplated by this Agreement shall be borne by the following parties in the percentages indicated: (a) the Trust, on behalf of the Acquired Fund, __%, (b) the Acquiring Trust, on behalf of the Acquiring Fund, __%, and (c) Liberty Financial Companies, Inc. __%.

         10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

         10.1 The Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

         11.      TERMINATION.

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

                  (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                  (c) If the transactions contemplated by this Agreement have not been substantially completed by May 31, 2001 this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

         11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

         12.      AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

         13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty Funds Trust III, One Financial Center, Boston, MA 02111, attention Secretary.

         14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
                  NON-RECOURSE.

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 A copy of the Declaration of Trust of the Trust and Acquiring Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                                LIBERTY FUNDS TRUST III,
                                                on behalf of Liberty Contrarian
                                                Balanced Fund



                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________
ATTEST:


________________________________

Name:___________________________

Title:__________________________


                                                LIBERTY FUNDS TRUST III,
                                                on behalf of Liberty Contrarian
                                                Equity Fund



                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________

ATTEST:


________________________________

Name:___________________________

Title:__________________________



                                              Solely for purposes of Section 9.2
                                              of the Agreement:

                                              LIBERTY FINANCIAL COMPANIES, INC.




                                              By:____________________________

                                              Name:__________________________

                                              Title:_________________________
ATTEST:


____________________________

Name:_______________________

Title:______________________

                                                                      APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE BALANCED FUND AND TRUST III AND SHARES OUTSTANDING OF THE EQUITY FUND

     For each class of the Balanced Fund's shares and Trust III's shares entitled to vote at the Meeting, and for each class of the Equity Fund's shares, the number of shares outstanding as of September 29, 2000 was as follows:

-------------------------------------------------------------------
    FUND OR TRUST       CLASS      NUMBER OF SHARES OUTSTANDING AND
                                           ENTITLED TO VOTE
-------------------------------------------------------------------
Balanced Fund             A                   1,893,432
-------------------------------------------------------------------
                          B                       9,222
-------------------------------------------------------------------
                          C                         281
-------------------------------------------------------------------
                          I                   1,115,266
-------------------------------------------------------------------

-------------------------------------------------------------------
Trust III                                   297,008,531
-------------------------------------------------------------------

-------------------------------------------------------------------
Equity Fund               A                   4,080,502
-------------------------------------------------------------------
                          B                      28,817
-------------------------------------------------------------------
                          C                         609
-------------------------------------------------------------------
                          I                     591,405
-------------------------------------------------------------------

OWNERSHIP OF SHARES

     As of September 29, 2000, Trust III believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of September 29, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

-----------------------------------------------------------------------------------
                                                         NUMBER OF    PERCENTAGE OF
                                                        OUTSTANDING    OUTSTANDING
                    NAME AND ADDRESS OF                  SHARES OF      SHARES OF
 FUND AND CLASS         SHAREHOLDER                     CLASS OWNED    CLASS OWNED
-----------------------------------------------------------------------------------
BALANCED FUND
CLASS B
                   Investors Bank & Trust Co.             743.446         8.06%



--------------------------------------------------------------------------------
(10) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

                   Patricia L. Lyons Rollover IRA
                   241 Gropp Avenue
                   Hamilton, NJ 08610

CLASS C
                   N&S Electric Inc.                               40.595     14.45%
                   401K Retirement Plan
                   A/C Gery Maggi
                   15 Kellers Farm Road
                   Easton, CT 06612

                   Colonial Management Associates, Inc.            86.725     30.88%
                   Attn: Finance Department
                   One Financial Center
                   Boston, MA 02111-2621

                   Investors Bank & Trust Co. Custodian           153.528     54.67%
                   Leslie J. Littleton Rollover IRA
                   1550 Yellowstone Avenue #116
                   Pocatello, ID 83201

CLASS I
                   Union Bank TR Nominee**                     86,138.598      7.72%
                   FBO Toc-Burgermeister 610001272-08
                   P.O. Box 85484
                   San Diego, CA 92186

                   Norma F. Cole                               79,939.551      7.17%
                   2590 Birch Lane
                   Eugene, OR 97403-2135

                   Mary H. Stevenson                           71,826.067    6.44%
                   P.O. Box 375
                   White Salmon, WA 98672-0375

                   Investors Bank & Trust Co. Custodian        68,833.045    6.17%
                   Joanne Panian Rollover IRA
                   16112 NW Claremont Drive
                   Portland, OR 97229-7836

                   Northwestern Trust Company Custodian       631,365.355   56.61%
                   FBO IBEW Local 76
                   Supplemental Income Fund
                   1201 3rd Avenue, Ste. 2010
                   Seattle, WA 98101

                   Enele Co.                                  103,007.900    9.24%
                   FBO Wealthtrack Operations
                   601 SW 2nd Avenue
                   Portland, OR 97204-3154

EQUITY FUND
CLASS B
                   Investors Bank & Trust Co Custodian          1,479.255    5.13%
                   Morris E. Kinghorn Rollover IRA
                   P.O. Box 83
                   Pocatello, ID 83204

                   Investors Bank & Trust Co Trustee            1,616.486    5.61%
                   Arms Inc.
                   401(K) Plan
                   A/C Patrick J. Hanigan
                   2447 E. Sunshine Drive
                   Boise, ID 83712

CLASS C
                   Colonial Management Associates, Inc.            62.691   10.30%
                   Attn: Finance Department
                   One Financial Center
                   Boston, MA 02111-2621

                   Investors Bank & Trust Co. Trustee              75.327   12.38%
                   Morgan Franklin Corporation
                   401K Retirement Plan
                   A/C Robert Franklin
                   47042 Dixon Court
                   Lexington Park, MD 20653

                   Investors Bank & Trust Co. Trustee              31.998    5.26%
                   Morgan Franklin Corporation
                   401K Retirement Plan
                   A/C Angela Dawn Foret
                   45803 Spruce Drive
                   Lexington Park, MD 20653

                   Don A. McKee                                    89.993   14.79%
                   Molly McKee
                   3917 Oakwood Drive N.
                   Pearlanad, TX 77581

                   Investors Bank & Trust Co. Custodian           284.402   46.74%

                   Clyde Williams SARSEP Plan
                   Burnt Ranch Road
                   Cherry Creek Ranch
                   Mitchell, OR 97750

                   Investors Bank & Trust Co. Custodian         41.083      6.75%
                   Susan C. Williams SARSEP Plan
                   43861 Burnt Ranch Road
                   Mitchell, OR 97750

CLASS I
                   Northwestern Trust Company Custodian    470,458.694     79.55%
                   FBO IBEW Local 76
                   Supplemental Income Fund
                   1201 3rd Avenue, Ste. 2010
                   Seattle, WA 98101

                   Bidwell & Company                       113,624.910     19.21%
                   Bruce N. Hildreth
                   209 SW Oak Street
                   Portland, OR 97204-2791

----------------------------

**   Shares are believed to be held only as nominee.


OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of September 29, 2000, the shareholders of record that owned 5% or more of the outstanding shares of the above noted class of shares of the above noted Fund would own the following percentage of the Acquiring Fund upon consummation of the Acquisition:

-----------------------------------------------------------------------------------------
                                                                PERCENTAGE OF OUTSTANDING
                                                                  SHARES OF CLASS OWNED
                                  NAME AND ADDRESS OF              UPON CONSUMMATION OF
         FUND AND CLASS               SHAREHOLDER                      ACQUISITION
-----------------------------------------------------------------------------------------
LIBERTY CONTRARIAN BALANCED FUND
CLASS B
-------
                                  Investors Bank & Trust Co.                   1.86%
                                  Patricia L. Lyons Rollover IRA
                                  241 Gropp Avenue
                                  Hamilton, NJ 08610

CLASS C
-------
                                  N&S Electric Inc.                            3.63%
                                  401K Retirement Plan
                                  A/C Gery Maggi
                                  15 Kellers Farm Road
                                  Easton, CT 06612

                                  Colonial Management Associates, Inc.         7.71%
                                  Attn: Finance Department
                                  One Financial Center
                                  Boston, MA 02111-2621

                                  Investors Bank & Trust Co. Custodian        13.72%
                                  Leslie J. Littleton Rollover IRA
                                  1550 Yellowstone Avenue #116
                                  Pocatello, ID 83201

CLASS I
-------
                                  Union Bank TR Nominee**                      4.41%
                                  FBO Toc-Burgermeister 610001272-08
                                  P.O. Box 85484
                                  San Diego, CA 92186

                                  Norma F. Cole                                4.09%
                                  2590 Birch Lane
                                  Eugene, OR 97403-2135

                                  Mary H. Stevenson                            3.67%
                                  P.O. Box 375
                                  White Salmon, WA 98672-0375

                                  Investors Bank & Trust Co. Custodian         3.52%
                                  Joanne Panian Rollover IRA
                                  16112 NW Claremont Drive
                                  Portland, OR 97229-7836


                                  Northwestern Trust Company Custodian        32.20%
                                  FBO IBEW Local 76
                                  Supplemental Income Fund
                                  1201 3rd Avenue, Ste. 2010
                                  Seattle, WA 98101

                                  Enele Co.                                    5.24%
                                  FBO Wealthtrack Operations
                                  601 SW 2nd Avenue
                                  Portland, OR 97204-3154

LIBERTY CONTRARIAN EQUITY FUND
CLASS B
-------
                                  Investors Bank & Trust Co Custodian          5.36%
                                  Morris E. Kinghorn Rollover IRA
                                  P.O. Box 83
                                  Pocatello, ID 83204

                                  Investors Bank & Trust Co Trustee            5.85%
                                  Arms Inc.
                                  401(K) Plan
                                  A/C Patrick J. Hanigan
                                  2447 E. Sunshine Drive
                                  Boise, ID 83712

CLASS C
-------
                                  Colonial Management Associates, Inc.         1.40%
                                  Attn: Finance Department
                                  One Financial Center
                                  Boston, MA 02111-2621

                                  Investors Bank & Trust Co. Trustee           9.74%
                                  Morgan Franklin Corporation
                                  401K Retirement Plan
                                  A/C Robert Franklin
                                  47042 Dixon Court
                                  Lexington Park, MD 20653

                                  Investors Bank & Trust Co. Trustee           4.14%
                                  Morgan Franklin Corporation
                                  401K Retirement Plan
                                  A/C Angela Dawn Foret
                                  45803 Spruce Drive
                                  Lexington Park, MD 20653

                                  Don A. McKee                                11.60%
                                  Molly McKee
                                  3917 Oakwood Drive N.
                                  Pearlanad, TX 77581

                                  Investors Bank & Trust Co. Custodian        36.79%
                                  Clyde Williams SARSEP Plan
                                  Burnt Ranch Road
                                  Cherry Creek Ranch
                                  Mitchell, OR 97750


                                  Investors Bank & Trust Co. Custodian         5.31%
                                  Susan C. Williams SARSEP Plan
                                  43861 Burnt Ranch Road
                                  Mitchell, OR 97750

CLASS I
-------
                                  Northwestern Trust Company Custodian        35.28%
                                  FBO IBEW Local 76
                                  Supplemental Income Fund
                                  1201 3th Avenue, Ste. 2010
                                  Seattle, WA 98101

                                  Bidwell & Company                            8.55%
                                  Bruce N. Hildreth
                                  209 SW Oak Street
                                  Portland, OR 97204-2791



INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information about the executive officers of each Fund:

EXECUTIVE OFFICER                                                                    YEAR OF ELECTION AS
NAME & AGE            OFFICE AND PRINCIPAL OCCUPATION (1)                            EXECUTIVE OFFICER
----------            -----------------------------------                            -----------------

Stephen E. Gibson     President of the Liberty Funds since June, 1998; Chairman              1998
(46)                  of the Board since July, 1998, Chief Executive Officer and
                      President since December, 1996 and Director, since July,
                      1996 of CMA (formerly Executive Vice President from
                      July, 1996 to December, 1996); Chairman of the Board,
                      Director, Chief Executive Officer and President of Liberty
                      Funds Group LLC (LFG) since December, 1998 (formerly
                      Director, Chief Executive Officer and President of The
                      Colonial Group, Inc. (TCG) from December, 1996 to
                      December, 1998); Director of Stein Roe & Farnham
                      Incorporated (SR&F) since September, 2000, President since
                      January, 2000 and Vice Chairman since August, 1998
                      (formerly Assistant Chairman and Executive Vice President
                      from August, 1998 to January, 2000) (formerly Managing
                      Director of Marketing of Putnam Investments, June, 1992 to
                      July, 1996.)

Pamela A. McGrath     Treasurer and Chief Financial Officer of the Liberty Funds and         1999
(46)                  Liberty All-Star Funds since April, 2000; Treasurer, Chief
                      Financial Officer and Vice President of LFG since
                      December, 1999; Chief Financial Officer, Treasurer and
                      Senior Vice President of CMA since December, 1999;
                      Director of Offshore Accounting for Putnam Investments
                      from May, 1998 to October, 1999; Managing Director of
                      Scudder Kemper Investments from October, 1984 to December,
                      1997.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

ADDITIONAL INFORMATION CONCERNING TRUSTEE COMPENSATION

The current Board of Trustees received the following compensation from each Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1999(1):

---------------------------------------------------------
                      BALANCED FUND       EQUITY FUND
---------------------------------------------------------
                        10/31/99           10/31/99
---------------------------------------------------------
Mr. Bleasdale             $797(2)          $1,146(3)
---------------------------------------------------------
Ms. Collins                749              1,077
---------------------------------------------------------
Mr. Grinnell               781              1,123
---------------------------------------------------------
Mr. Lowry                  757              1,088
---------------------------------------------------------
Mr. Macera                 750              1,078
---------------------------------------------------------
Mr. Mayer                  770              1,105
---------------------------------------------------------
Mr. Moody                  694(4)             993(5)
---------------------------------------------------------
Mr. Neuhauser              793              1,139
---------------------------------------------------------
Mr. Stitzel                750              1,078
---------------------------------------------------------
Ms. Verville               741(6)           1,066(7)
---------------------------------------------------------

The following table sets forth the total compensation paid to each Trustee by the Liberty Mutual Funds for the calendar year ended December 31, 1999.

-------------------------------------------------------
     TRUSTEE                TOTAL COMPENSATION
-------------------------------------------------------
Mr. Bleasdale                    $103,000(8)
-------------------------------------------------------
Ms. Collins                        96,000
-------------------------------------------------------
Mr. Grinnell                      100,000
-------------------------------------------------------
Mr. Lowry                          97,000
-------------------------------------------------------
Mr. Macera                         95,000
-------------------------------------------------------
Mr. Mayer                         101,000
-------------------------------------------------------
Mr. Moody                          91,000(9)
-------------------------------------------------------
Mr. Neuhauser                     101,252
-------------------------------------------------------
Mr. Stitzel                        95,000
-------------------------------------------------------
Ms. Verville                       96,000(10)
-------------------------------------------------------

For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds"):

                                      Total Compensation From Liberty
                                      All-Star Funds For The Calendar
Trustee                               Year Ended December 31, 1999 (11)
-------                               ---------------------------------
Robert J. Birnbaum                                 $25,000
James E. Grinnell                                   25,000
Richard W. Lowry                                    25,000
William E. Mayer                                    25,000
John J. Neuhauser                                   25,000

--------------------------

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2)  Includes $410 payable in later years as deferred compensation.

(3)  Includes $593 payable in later years as deferred compensation.

(4) Total compensation of $694 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(5) Total compensation of $993 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(6) Total compensation of $741 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(7) Total compensation of $1,066 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

(8)  Includes $52,000 payable in later years as deferred compensation.

(9) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(10) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

(11) The Liberty All-Star Funds are advised by Liberty Asset Management
     Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Advisor of each Fund).

                                                                      Appendix C

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Balanced Fund and the Equity Fund as of April 28, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Balanced Fund by the Equity Fund at net asset value as of that date:

                                           Balanced             Equity          Pro Forma           Pro Forma
                                             Fund                Fund          Adjustments (1)      Combined (2)
Class A
Net asset value                          $27,781,136         $89,923,387         (48,383)        $117,656,140
Shares outstanding                         2,168,730           4,803,141        (687,129)           6,284,742
Net asset value per share                $     12.81         $     18.72                         $      18.72

Class B
Net asset value                          $    29,756         $   481,057            (182)        $    510,631
Shares outstanding                             2,326              25,986            (719)              27,593
Net asset value per share                $     12.79         $     18.51                         $      18.51

Class C
Net asset value                          $     3,215         $    11,102              (6)        $     14,311
Shares outstanding                               251                 600             (78)                 773
Net asset value per share                $     12.79         $     18.52                         $      18.51

Class I
Net asset value                          $14,141,083         $10,875,954         (12,798)         $25,004,239
Shares outstanding                         1,105,633             578,080        (354,407)           1,329,306
Net asset value per share                $     12.79         $     18.81                          $     18.81

(1) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $27,035 and $34,334 to be borne by the Balanced Fund and the Equity Fund, respectively.

(2) Assumes the Acquisition was consummated on April 28, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Equity Fund will be received by the shareholders of the Balanced Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Equity Fund that actually will be received on or after such date.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF OCTOBER 31, 1999
                         LIBERTY CONTRARIAN EQUITY FUND

PORTFOLIO MANAGEMENT REPORT

FUND UNDERPERFORMED IN A DIFFICULT MARKET ENVIRONMENT

     For the 12 months ended October 31, 1999, the Fund had a total return of 5.29%, based on Class A shares without a sales charge. The Fund's performance was held back primarily by the increasing volatility and preference for large-cap growth stocks during much of the period, but also by disappointing returns from holdings in the non-pharmaceutical health care sector. This industry has been ravaged by cuts in Medicare, legal problems and competition, and stocks of many health providers have dropped to extremely low levels. Our belief is that these companies will have to raise premiums to survive, which will help them return to profitability. The prices of these stocks have been driven to levels that are incredibly low, making them good candidates for our contrarian management style. The Fund has a mid-cap bias in its weighting, which is a reflection of where we have found opportunities in the past few years. The Fund is not restricted by prospectus to certain capitalization size.


ENERGY AND BASIC MATERIALS PERFORMED WELL AT VARYING TIMES DURING THE YEAR

     One of the Fund's largest weightings is in the energy sector, which performed well in the latter half of the period, when energy prices rose dramatically. In the first half of the period, we had a large weighting in basic materials stocks, including companies in the metals, paper and chemicals industries. These stocks did extremely well when the market broadened in the second quarter and basic materials stocks soared. For example, we had a large holding of Alcoa (2.0% of net assets)-the nation's largest aluminum company-which rose 50% in the month of April alone. We have since tapered our basic materials holdings but still maintain positions in solid companies like Alcoa.


IN TECHNOLOGY, A FOCUS ON COMPANIES, NOT INDUSTRIES

     In the technology sector, as in our general management strategy, we look for companies rather than industries. Our technology holdings are a diverse group. They include Hewlett Packard (1.4% of net assets), a diversified computer hardware firm; PeopleSoft (1.4%), which makes integrated corporate software systems, or "enterprise" software; Seagate (1.0%), a data storage manufacturer; 3Com (1.5%), a networking systems manufacturer; and Oracle (1.6%), a leader in large-scale database software.

As contrarians, we look for catalysts that can change investor perception. For example, PeopleSoft is coming out with a new version of their enterprise software package that we anticipate will have strong potential in the Year 2000. Seagate, a computer data storage company that has very strong financials and cutting-edge technology, has been subject to intense pricing pressure throughout the industry. We expect this competition to sort itself out over the next year and are optimistic about Seagate's prospects once that occurs.


OUTLOOK: ANTICIPATION OF MARKET BROADENING

     We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies-especially Southeast Asia and Japan. The Asian economic crisis and corresponding global deflation have significantly impacted the profitability of small- and mid-sized companies, and the earnings of large blue chip companies have been much stronger on a relative basis. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies will also occur because many of these firms do a great deal of business overseas. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small- and mid-cap companies that show strong earnings growth have excellent long-term potential.

[/s/ Robert E. Anton]
[/s/ Marian L. Kessler]

PERFORMANCE INFORMATION

EQUITY FUND INVESTMENT PERFORMANCE VS. STANDARD & POOR'S 500 INDEX

     [LINE CHART: Initial and subsequent account values at end of each of the most recently completed ten fiscal years]

Change in Value of $10,000 from 10/31/1989 - 10/31/1999
    Class A Shares, With and Without Sales Charge


          Fund Without         Fund With           S&P 500
          Sales Charge         Sales Charge        Index
          ------------         ------------        -------

10/89       10,000                9,425              10,000
10/90        8,502                8,013               9,252
10/91       12,960               12,215              12,344
10/92       14,578               13,740              13,572
10/93       19,027               17,933              15,596
10/94       20,528               19,348              16,198
10/95       23,273               21,935              20,476
10/96       26,480               24,957              25,406
10/97       34,390               32,412              33,562
10/98       30,923               29,145              40,949
10/99       32,409               30,545              51,454




The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class                      A                           B                           C                   I
Inception Date               1/31/1989                   1/27/1999                   1/27/1999          10/31/1996
------------------------------------------------------------------------------------------------------------------
                      Without        With          Without       With          Without       With
                      sales          sales         sales         sales         sales         sales
                      charge         charge        charge        charge        charge        charge
1 year                 5.29%         (0.76)%        4.54%        (0.41)%        4.60%         3.61%         5.75%
5 years                9.67%          8.37%         9.51%         9.23%         9.52%         9.52%         9.94%
10 years              12.48%         11.81%        12.40%        12.40%        12.40%        12.40%        12.62%

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 10/31/1989 TO 10/31/1999

                               WITHOUT                 WITH SALES
                             SALES CHARGE                CHARGE

Class A                        $32,409                  $30,545
Class B                        $32,177                  $32,177
Class C                        $32,197                  $32,197
Class I                        $32,815                     --

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and I share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

                            LIBERTY FUNDS TRUST III

                            LIBERTY SELECT VALUE FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 8, 2000

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Stein Roe Disciplined Stock Fund (the "Disciplined Stock Fund"), a series of Liberty-Stein Roe Funds Investment Trust, and the Liberty Small Cap Value Fund (the "Small Cap Fund"), a series of Liberty Funds Trust VI (together, the "Acquired Funds"), by the Liberty Select Value Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 8, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each of the Acquired Funds would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund..................
II.      Additional Information about the Acquired Funds..................
III.     Financial Statements.............................................

I.       Additional Information about the Acquiring Fund.

         Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A (filed on February 28, 2000) of Liberty Funds Trust III (Registration Statement Nos. 2-15184 and 811-881).

II.      Additional Information about the Acquired Funds.

         With respect to the Disciplined Stock Fund, incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (filed on January 28, 2000) of Liberty-Stein Roe Funds Investment Trust (Registration Statement Nos. 33-11351 and 811-4978).

         With respect to the Small Cap Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (filed on October 18, 1999) of Liberty Funds Trust VI (Registration Statement Nos. 33-45117 and 811-6529).

III.     Financial Statements.

         This SAI is accompanied by (i) the Semi-Annual Report for the six-month period ended April 30, 2000 and the Annual Report for the year ended October 31, 1999 of the Acquiring Fund; (ii) the Semi-Annual Report for the six months ended March 31, 2000 and the Annual Report for the year ended September 30, 1999 of the Disciplined Stock Fund; and (iii) the Annual Report for the year ended June 30, 2000 of the Small Cap Fund, all of which contain historical financial information regarding such Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                           STEIN ROE
                                          DISCIPLINED                                  STEIN ROE        LIBERTY
                                             STOCK         LIBERTY      PRO FORMA     DISCIPLINED        SELECT        PRO FORMA
                                           PORTFOLIO     SELECT VALUE    COMBINED     STOCK PORT.      VALUE FUND       COMBINED
                                             SHARES       FUND SHARES     SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE

COMMON STOCKS

Agriculture, Forestry & Fishing

NABISCO GROUP HOLDINGS                                        172,400      172,400                   $   4,471,625   $    4,471,625
                                                                                                     -------------   --------------

Construction

FLUOR CORP                                                     53,100       53,100                       1,679,288        1,679,288
                                                                                                     -------------   --------------

Finance, Insurance & Real Estate

ALLMERICA FINANCIAL CORP                                       62,400       62,400                       3,268,200        3,268,200
AMBAC FINANCIAL GROUP INC                                     113,100      113,100                       6,199,294        6,199,294
BANCWEST CORPORATION                                          202,800      202,800                       3,333,525        3,333,525
BANKNORTH GROUP INC                                           215,500      215,500                       3,299,844        3,299,844
BEAR STEARNS COMPANIES INC                                     90,600       90,600                       3,771,225        3,771,225
CAPITAL ONE FINANCIAL CORP                                     57,000       57,000                       2,543,625        2,543,625
CHASE MANHATTAN CORP (NEW)                     150,000                     150,000   $   6,909,375                        6,909,375
CINCINNATI FINANCIAL CORP                                      71,900       71,900                       2,260,356        2,260,356
CITY NATIONAL CORP                                            146,800      146,800                       5,211,400        5,211,400
COMPASS BANCSHARES INC                                         90,000       90,000                       1,535,625        1,535,625
CULLEN/FROST BANKERS INC                                      130,500      130,500                       3,433,781        3,433,781
DOW JONES & CO INC                                             19,200       19,200                       1,406,400        1,406,400
EDWARDS (A.G.), INC                                            79,100       79,100                       3,084,900        3,084,900
FINL SECURITY ASSURANCE HLDG                                   40,000       40,000                       3,035,000        3,035,000
FIRSTAR CORP                                    50,000                      50,000       1,053,125                        1,053,125
GOLDEN STATE BANCORP                                          263,200      263,200                       4,737,600        4,737,600
GOLDEN STATE BANCORP-LITIG WT                                 155,000      155,000                         174,375          174,375
GOLDEN WEST FINANCIAL CORP                     351,700         88,200      439,900      14,353,756       3,599,663       17,953,419
GREENPOINT FINANCIAL CORP                                     236,400      236,400                       4,432,500        4,432,500
HCA-THE HEALTHCARE CORP                        334,900                     334,900      10,172,588                       10,172,588
KNIGHT TRADING GROUP INC                                       40,700       40,700                       1,213,369        1,213,369
LEHMAN BROTHERS HLDG INC                                       71,700       71,700                       6,780,131        6,780,131
LOEWS CORP                                                     69,500       69,500                       4,170,000        4,170,000
MGIC INV CORP                                                  69,600       69,600                       3,166,800        3,166,800
MONY GROUP INC                                                 61,800       61,800                       2,089,613        2,089,613
NATIONWIDE FINANCIAL SERV A                                   154,800      154,800                       5,089,050        5,089,050
NORTH FORK BANCORPORATION                                     282,400      282,400                       4,271,300        4,271,300
PACIFIC CENTURY FINL CORP                                     196,300      196,300                       2,870,888        2,870,888
PAINE WEBBER GROUP INC                                         49,000       49,000                       2,229,500        2,229,500
PMI GROUP INC                                   75,000        100,200      175,200       3,562,500       4,759,500        8,322,000
RADIAN GROUP INC                                               94,500       94,500                       4,890,375        4,890,375
SOVEREIGN BANCORP INC                                         506,600      506,600                       3,562,031        3,562,031
ST PAUL COMPANIES INC                                         121,800      121,800                       4,156,425        4,156,425
TORCHMARK INSURANCE                                            57,900       57,900                       1,429,406        1,429,406
UNIONBANCAL CORPORATION                                       143,200      143,200                       2,658,150        2,658,150
UNITED HEALTHCARE CORP                                         98,000       98,000                       8,403,500        8,403,500
WASHINGTON MUTUAL INC                          382,600                     382,600      11,047,575                       11,047,575
WEBSTER FINANCIAL CORP                                        114,600      114,600                       2,542,688        2,542,688
WELLPOINT HEALTH NETWORKS                                      62,200       62,200                       4,505,613        4,505,613
                                                                                     -------------   -------------   --------------

                                                                                        47,098,919     124,115,650      171,214,569
                                                                                     -------------   -------------   --------------

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                           STEIN ROE
                                          DISCIPLINED                                  STEIN ROE        LIBERTY
                                             STOCK         LIBERTY      PRO FORMA     DISCIPLINED        SELECT        PRO FORMA
                                           PORTFOLIO     SELECT VALUE    COMBINED     STOCK PORT.      VALUE FUND       COMBINED
                                             SHARES       FUND SHARES     SHARES      MARKET VALUE    MARKET VALUE    MARKET VALUE

COMMON STOCKS
Manufacturing

ACUSON CORP                                    515,700                     515,700       6,961,950                        6,961,950
ADC TELECOMMUNICATIONS INC                                     91,100       91,100                       7,641,013        7,641,013
ADVANCED DIGITAL INFO CORP                                     21,900       21,900                         349,031          349,031
ADVANCED MICRO DEVICES INC                                     48,600       48,600                       3,754,350        3,754,350
AIR PRODUCTS & CHEMICALS INC                   200,000                     200,000       6,162,500                        6,162,500
ALTERA CORPORATION                                             62,800       62,800                       6,401,675        6,401,675
AMERADA HESS CORP                               60,000         47,000      107,000       3,705,000       2,902,250        6,607,250
ANALOG DEVICES INC.                                            40,100       40,100                       3,047,600        3,047,600
ANDREW CORP                                    603,900                     603,900      20,268,394                       20,268,394
APPLE COMPUTER INC                                            124,800      124,800                       6,536,400        6,536,400
APPLIED MICRO CIRCUITS CORP                                    46,300       46,300                       4,572,125        4,572,125
ATMEL CORP                                                     73,700       73,700                       2,717,688        2,717,688
AVX CORP                                       430,600                     430,600       9,876,888                        9,876,888
B F GOODRICH CO                                               102,700      102,700                       3,498,219        3,498,219
BAUSCH & LOMB INC                                              19,400       19,400                       1,501,075        1,501,075
BIOGEN INC                                                     21,400       21,400                       1,380,300        1,380,300
BIOMET INC                                     270,000                     270,000      10,378,125                       10,378,125
BOISE CASCADE CORP                                             95,200       95,200                       2,463,300        2,463,300
BRISTOL-MYERS SQUIBB CO                         50,000                      50,000       2,912,500                        2,912,500
BRUNSWICK CORP                                                122,200      122,200                       2,023,938        2,023,938
C R BARD INC                                                   40,000       40,000                       1,925,000        1,925,000
CARLISLE COS INC                               242,000                     242,000      10,890,000                       10,890,000
CARPENTER TECHNOLOGY CORP                      130,000                     130,000       2,746,250                        2,746,250
CHIRON CORP                                                    77,800       77,800                       3,695,500        3,695,500
COMPAQ COMPUTER CORP                           250,000                     250,000       6,390,625                        6,390,625
COMVERSE TECH                                                  64,400       64,400                       5,989,200        5,989,200
COOPER TIRE & RUBBER CO                        280,000                     280,000       3,115,000                        3,115,000
CROWN CORK AND SEAL CO. INC.                                  141,100      141,100                       2,116,500        2,116,500
CYPRESS SEMICONDUCTOR CORP                                     45,800       45,800                       1,935,050        1,935,050
DALLAS SEMICONDUCTOR CORP                                      68,200       68,200                       2,779,150        2,779,150
DELPHI AUTOMOTIVE SYSTEMS                                     158,800      158,800                       2,312,525        2,312,525
DEXTER CORP                                    235,000                     235,000      11,280,000                       11,280,000
DOVER CORP                                                    120,900      120,900                       4,904,006        4,904,006
EATON CORP                                                     45,500       45,500                       3,048,500        3,048,500
ECOLAB INC                                     256,800         21,100      277,900      10,031,250         824,219       10,855,469
EI DUPONT DE NEMOURS & CO INC                  100,000                     100,000       4,375,000                        4,375,000
ENGELHARD CORPORATION                                         175,300      175,300                       2,991,056        2,991,056
EXFO ELECTRO-OPTICAL ENGINEE                     6,200                       6,200         272,025                          272,025
FLOWSERVE CORP                                 215,000                     215,000       3,238,438                        3,238,438
FMC CORP                                                       66,000       66,000                       3,828,000        3,828,000
FURNITURE BRANDS INTL INC                                     119,300      119,300                       1,804,413        1,804,413
GENTEX CORP                                     74,000                      74,000       1,859,250                        1,859,250
GEORGIA PACIFIC CORP                           130,000         91,200      221,200       3,412,500       2,394,000        5,806,500
GRANT PRIDECO INC                                             103,800      103,800                       2,595,000        2,595,000
HARLEY DAVIDSON                                               118,000      118,000                       4,543,000        4,543,000
HARRIS CORPORATION DEL                                         49,300       49,300                       1,614,575        1,614,575
HORMEL FOODS CORP                                             137,400      137,400                       2,310,038        2,310,038
IMMUNEX CORP                                                   14,500       14,500                         716,844          716,844
IMPERIAL CHEM IND INC ADR                      375,400                     375,400      11,567,013                       11,567,013
INGERSOLL RAND CO                                             157,100      157,100                       6,323,275        6,323,275
INTEGRATED DEVICES TECH INC                                    36,100       36,100                       2,161,488        2,161,488
INTERSTATE BAKERIES                                           181,700      181,700                       2,543,800        2,543,800
INTL BUSINESS MACHINES CORP                     60,000                      60,000       6,573,750                        6,573,750
INTUIT INC                                                     84,300       84,300                       3,487,913        3,487,913
IVAX CORP                                                     158,850      158,850                       6,592,275        6,592,275
JDS UNIPHASE CORP                                              22,000       22,000                       2,637,250        2,637,250
JOHNSON CONTROLS INC                                           92,500       92,500                       4,746,406        4,746,406

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                      STEIN ROE
                                     DISCIPLINED                                                        LIBERTY
                                        STOCK         LIBERTY      PRO FORMA         STEIN ROE           SELECT        PRO FORMA
                                      PORTFOLIO     SELECT VALUE    COMBINED      DISCIPLINED STOCK    VALUE FUND       COMBINED
                                        SHARES       FUND SHARES     SHARES      PORT. MARKET VALUE   MARKET VALUE    MARKET VALUE

COMMON STOCKS
KNIGHT RIDDER INC                                         88,100       88,100                            4,685,819        4,685,819
LAFARGE CORP                                              78,000       78,000                            1,638,000        1,638,000
LEAR CORP                                 157,000        119,200      276,200        3,140,000           2,384,000        5,524,000
LINEAR TECHNOLOGY CORP                                    97,100       97,100                            6,208,331        6,208,331
LITTLEFUSE INC                            495,000                     495,000       24,255,000                           24,255,000
LOCKHEED MARTIN CORP                                     153,200      153,200                            3,801,275        3,801,275
LSI LOGIC CORP                                            51,400       51,400                            2,782,025        2,782,025
LUBRIZOL CORP                                            170,800      170,800                            3,586,800        3,586,800
LYONDELL PETRO                                           321,500      321,500                            5,385,125        5,385,125
MALLINCKRODT INC                          130,000                     130,000        5,646,875                            5,646,875
MAXIM INTEGRATED PRODUCTS INC                             64,300       64,300                            4,368,381        4,368,381
MCCORMICK & CO                                            96,800       96,800                            3,146,000        3,146,000
MERITOR AUTOMOTIVE INC                                   281,900      281,900                            3,100,900        3,100,900
MICROCHIP TECHNOLOGY                                      45,000       45,000                            2,621,953        2,621,953
MICRON TECHNOLOGY INCORPORATED                            26,000       26,000                            2,289,625        2,289,625
MILLENNIUM CHEMICALS INC                  234,100                     234,100        3,979,700                            3,979,700
MUELLER INDUSTRIES INC                                   148,000      148,000                            4,144,000        4,144,000
MYLAN LABORATORIES, INC                                  125,000      125,000                            2,281,250        2,281,250
NATIONAL SEMICONDUCTOR CORP                               46,900       46,900                            2,661,575        2,661,575
NAVISTAR INTERNATIONAL                                   129,600      129,600                            4,025,700        4,025,700
NEW YORK TIMES CO CLASS A                                115,000      115,000                            4,542,500        4,542,500
NORTHROP GRUMMAN CORP                                     35,400       35,400                            2,345,250        2,345,250
NOVELLUS SYSTEMS INC                                      98,400       98,400                            5,565,750        5,565,750
NUCOR CORP                                                70,200       70,200                            2,329,763        2,329,763
OM GROUP INC                              369,500                     369,500       16,258,000                           16,258,000
PACCAR INC                                                50,900       50,900                            2,020,094        2,020,094
PARKER HANNIFIN CORP                                      39,800       39,800                            1,363,150        1,363,150
PE CORP-PE BIOSYSTEMS GROUP                               28,800       28,800                            1,897,200        1,897,200
PEPSI BOTTLING GROUP                                     193,200      193,200                            5,639,025        5,639,025
PHELPS DODGE CORP                          65,908                      65,908        2,450,954                            2,450,954
PPG INDUSTRIES INC                                       102,100      102,100                            4,524,306        4,524,306
PRAXAIR INC                               130,000                     130,000        4,866,875                            4,866,875
REYNOLDS & REYNOLDS CO                    280,000                     280,000        5,110,000                            5,110,000
SABRE HOLDINGS CORP                        72,265                      72,265        2,059,553                            2,059,553
SANMINA CORPX                                             77,400       77,400                            6,617,700        6,617,700
SEAGATE TECHNOLOGY INC                    145,800                     145,800        8,019,000                            8,019,000
SUPERIOR INDUSTRIES INTL                  250,200                     250,200        6,442,650                            6,442,650
TEMPLE INLAND INC                                         34,500       34,500                            1,449,000        1,449,000
TERADYNE INC                                              84,598       84,598                            6,217,953        6,217,953
TIME WARNER TELECOM-CL A                                   9,400        9,400                              605,125          605,125
TOSCO CORP                                               159,600      159,600                            4,518,675        4,518,675
TUPPERWARE CORPORATION                                   166,100      166,100                            3,654,200        3,654,200
ULTRAMAR DIAMOND SHAMROCK CORP                            65,600       65,600                            1,627,700        1,627,700
UNIFI INC                                 145,475                     145,475        1,800,253                            1,800,253
UNISYS CORP                                              181,500      181,500                            2,643,094        2,643,094
US INDUSTRIES INC                         252,500                     252,500        3,061,563                            3,061,563
USG CORP NEW                                             123,200      123,200                            3,742,200        3,742,200
USX-US STEEL GROUP                                        44,400       44,400                              824,175          824,175
VALASSIS COMM. INC                                       129,700      129,700                            4,944,813        4,944,813
VISHAY INTERTECHNOLOGY                                   158,400      158,400                            6,009,300        6,009,300
VITESSE SEMICONDUCTOR CORP                                72,100       72,100                            5,303,856        5,303,856
W R GRACE & CO                                           189,000      189,000                            2,291,625        2,291,625
WATERS CORPORATION                                        48,900       48,900                            6,103,331        6,103,331
WATSON PHARMACEUTICALS                                    67,900       67,900                            3,649,625        3,649,625
WEATHERFORD INTERNATIONAL                                103,800      103,800                            4,132,538        4,132,538
WESTVACO CORP                                            169,800      169,800                            4,213,163        4,213,163
WHIRLPOOL CORP                                            51,700       51,700                            2,410,513        2,410,513
WILLAMETTE IND INC                                        90,600       90,600                            2,468,850        2,468,850
WOLVERINE WORLD WIDE INC                  546,000                     546,000        5,391,750                            5,391,750
XILINIX INC                                               63,000       63,000                            5,201,438        5,201,438
                                                                                 --------------      -------------   --------------
                                                                                    228,498,628        297,574,612      526,073,241
                                                                                 --------------      -------------   --------------

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                       STEIN ROE
                                      DISCIPLINED                                                        LIBERTY
                                         STOCK         LIBERTY      PRO FORMA         STEIN ROE          SELECT        PRO FORMA
                                       PORTFOLIO     SELECT VALUE    COMBINED      DISCIPLINED STOCK   VALUE FUND       COMBINED
                                         SHARES       FUND SHARES     SHARES      PORT. MARKET VALUE  MARKET VALUE    MARKET VALUE

COMMON STOCKS
Mining & Energy

BJ SERVICES CO                                             81,700       81,700                           5,106,250        5,106,250
CROSS TIMBER OIL CO                        768,725                     768,725      17,008,041                           17,008,041
DIAMOND OFFSHORE DRILLING                                 130,000      130,000                           4,566,250        4,566,250
FALCON DRILLING COMPANY INC                               244,000      244,000                           5,749,250        5,749,250
F-PORT MCMORAN COP & GOLD                  200,000                     200,000       1,850,000                            1,850,000
NOBLE DRILLING CORP                                       143,600      143,600                           5,914,525        5,914,525
OCCIDENTAL PETROLEUM                                      122,200      122,200                           2,573,838        2,573,838
PETROLEUM GEO SERVICES ADR                 322,400        231,900      554,300       5,500,950           3,956,794        9,457,744
REALNETWORKS INC                                           20,400       20,400                           1,031,475        1,031,475
TRANSOCEAN SEDCO FOREX INC                                 87,700       87,700                           4,686,469        4,686,469
                                                                                 -------------       -------------   --------------

                                                                                    24,358,991          33,584,850       57,943,841
                                                                                 -------------       -------------   --------------

Retail Trade

ABERCROMBIE & FITCH CO-CL A                               140,500      140,500                           1,712,344        1,712,344
BEST BUY INC                                               79,200       79,200                           5,009,400        5,009,400
BJ'S WHOLESALE CLUB INC                                   122,500      122,500                           4,042,500        4,042,500
BORDERS GROUP INC                          290,000                     290,000       4,513,125                            4,513,125
BRINKER INTERNATIONAL INC                                  78,500       78,500                           2,296,125        2,296,125
CIRCUIT CITY STORES INC                                    70,100       70,100                           2,326,444        2,326,444
FEDERATED DEPT STORES INC NEW              180,000         61,100      241,100       6,075,000           2,062,125        8,137,125
ROSS STORES                                               209,800      209,800                           3,579,713        3,579,713
TJX COMPANIES, INC                         400,000                     400,000       7,500,000                            7,500,000
TRICON GLOBAL RESTAURANTS                                 114,200      114,200                           3,226,150        3,226,150
ZALE CORP                                                  26,100       26,100                             952,650          952,650
                                                                                 -------------       -------------   --------------

                                                                                    18,088,125          25,207,450       43,295,575
                                                                                 -------------       -------------   --------------

Services

ADOBE SYSTEMS INC                                          32,300       32,300                           4,199,000        4,199,000
AFFILIATED COMPUTER SVCS INC-A             201,800                     201,800       6,672,013                            6,672,013
CINTAS CORP                                117,500                     117,500       4,310,781                            4,310,781
COMDISCO INC                                              127,000      127,000                           2,833,688        2,833,688
CONVERGYS CORP                                            119,300      119,300                           6,188,688        6,188,688
DEVRY INC                                  470,000                     470,000      12,425,625                           12,425,625
DST SYSTEMS INC                                            53,400       53,400                           4,065,075        4,065,075
DUN & BRADSTREET CORP                                      91,800       91,800                           2,627,775        2,627,775
FIRST HEALTH GROUP CORP                    445,200         26,200      471,400      14,608,125             859,688       15,467,813
HARRAH'S ENTERTAINMENT INC                                169,000      169,000                           3,538,438        3,538,438
HERTZ CORP-CL A                             90,000         87,000      177,000       2,525,625           2,441,438        4,967,063
IMS HEALTH INC                                             91,400       91,400                           1,645,200        1,645,200
INTERIM SERVICES INC                       550,000                     550,000       9,762,500                            9,762,500
INTERPUBLIC GROUP COS INC                                  69,400       69,400                           2,984,200        2,984,200
LINCARE HOLDINGS INC                                      121,300      121,300                           2,987,013        2,987,013
OMNICOM GROUP                                              45,000       45,000                           4,007,813        4,007,813
PACIFICARE HEALTH SYSTEMS - A                              18,400       18,400                           1,107,450        1,107,450
PARK PLACE ENTERTAINMENT                                  230,000      230,000                           2,803,125        2,803,125
PAYCHEX INC                                               175,968      175,968                           7,390,656        7,390,656
PITTSTON BRINKS GROUP                      540,200                     540,200       7,393,988                            7,393,988
PORTAL SOFTWARE                                            29,700       29,700                           1,897,088        1,897,088
ROBERT HALF INTL INC                                       50,200       50,200                           1,430,700        1,430,700
SIEBEL SYSTEMS INC                                         29,900       29,900                           4,890,519        4,890,519
SYMANTEC CORP                                              69,500       69,500                           3,748,656        3,748,656
USA NETWORKS INC                                           62,100       62,100                           1,342,913        1,342,913
VERITAS SOFTWRE                                            49,600       49,600                           5,605,575        5,605,575
WESTWOOD ONE INC                                           58,900       58,900                           2,009,963        2,009,963
                                                                                 -------------       -------------   --------------

                                                                                    57,698,656          70,604,656      128,303,312
                                                                                 -------------       -------------   --------------

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                           STEIN ROE
                                          DISCIPLINED                                  STEIN ROE        LIBERTY
                                             STOCK         LIBERTY      PRO FORMA     DISCIPLINED        SELECT        PRO FORMA
                                           PORTFOLIO     SELECT VALUE    COMBINED       STOCK          VALUE FUND       COMBINED
                                             SHARES       FUND SHARES     SHARES  PORT. MARKET VALUE  MARKET VALUE    MARKET VALUE

COMMON STOCKS
Transportation, Communications,
  Electric, Gas and Sanitary Services

ALLEGHENY ENERGY IN COM                                       158,500      158,500                       4,338,938        4,338,938
AMR CORP                                       120,000                     120,000       3,172,500                        3,172,500
BELL ATLANTIC CORP                             125,000                     125,000       6,351,563                        6,351,563
CALPINE CORPORATION                                            92,000       92,000                       6,049,000        6,049,000
CANADIAN PACIFIC LTD                                          104,500      104,500                       2,736,594        2,736,594
CENTURYTEL INC                                                 83,950       83,950                       2,413,563        2,413,563
CHRIS-CRAFT INDUSTRIES INC                                     29,497       29,497                       1,948,646        1,948,646
CITIZENS COMMUNICATIONS CO                                     45,800       45,800                         790,050          790,050
CLEAR CHANNEL COMMUNICATIONS                    20,000                      20,000       1,500,000                        1,500,000
CNF TRANSPORTATION INC                                        155,700      155,700                       3,542,175        3,542,175
COLUMBIA ENERGY GROUP                                          63,000       63,000                       4,134,375        4,134,375
CONECTIV INC                                                  276,200      276,200                       4,298,363        4,298,363
CONTINENTAL AIRLINES CL B                      100,000                     100,000       4,700,000                        4,700,000
COVAD COMMUNICATIONS GROUP                                    105,000      105,000                       1,693,125        1,693,125
DELTA AIR LINES INC                                            92,900       92,900                       4,697,256        4,697,256
DOMINION RESOURCES INC                                         31,531       31,531                       1,351,892        1,351,892
EL PASO ENERGY CORP                            150,000         84,500      234,500       7,640,625       4,304,219       11,944,844
ENERGY EAST CORPORATION                                       224,600      224,600                       4,281,438        4,281,438
ENTERGY CORP                                                  147,100      147,100                       3,999,281        3,999,281
FLORIDA PROGRESS CORP                                          96,900       96,900                       4,542,188        4,542,188
GPU INC                                                       122,600      122,600                       3,317,863        3,317,863
INCO LTD                                                      216,000      216,000                       3,321,000        3,321,000
KANSAS CITY SOUTHN INDS INC                    155,000                     155,000      13,746,563                       13,746,563
MINNESOTA POWER INC                                           284,800      284,800                       4,930,600        4,930,600
MIPS TECHNOLOGIES INC CL-B                           3                           3             116                              116
NEXTLINK COMMUNICATIONS-A                                      87,000       87,000                       3,300,563        3,300,563
NORTHEAST UTILITIES                                            97,000       97,000                       2,109,750        2,109,750
NTL INC                                                        23,375       23,375                       1,399,578        1,399,578
P G & E CORP                                                  173,200      173,200                       4,265,050        4,265,050
P P & L RESOURCES INC                                         142,400      142,400                       3,123,900        3,123,900
PECO ENERGY CO                                                 98,900       98,900                       3,986,906        3,986,906
PEOPLES ENERGY CORP                                            75,000       75,000                       2,428,125        2,428,125
PINNACLE WEST CAPITAL CORP                                     41,600       41,600                       1,409,200        1,409,200
PMC-SIERRA INC                                                 11,100       11,100                       1,972,331        1,972,331
POTOMAC ELECTRIC POWER CO                                      87,100       87,100                       2,177,500        2,177,500
POWERWAVE TECHNOLOGIES INC                                     26,400       26,400                       1,161,600        1,161,600
PUBLIC SERVICE ENTER GROUP INC                                 80,600       80,600                       2,790,775        2,790,775
PUGET SOUND ENERGY INC                                        103,700      103,700                       2,210,106        2,210,106
RELIANT ENERGY INC                                             99,700       99,700                       2,947,381        2,947,381
SEMPRA ENERGY                                                  79,500       79,500                       1,351,500        1,351,500
TELEPHONE & DATA                               143,000         48,000      191,000      14,335,750       4,812,000       19,147,750
TXU CORP                                                       89,800       89,800                       2,649,100        2,649,100
UAL INC                                                        39,400       39,400                       2,292,588        2,292,588
UNICOM CORPORATION                                            142,000      142,000                       5,493,625        5,493,625
UNIVISION COMMUNICATIONS CL A                                  52,000       52,000                       5,382,000        5,382,000
USFREIGHTWAYS CORPORATION                                      63,100       63,100                       1,549,894        1,549,894
UTILICORP UNITED INC                                          129,100      129,100                       2,565,863        2,565,863
                                                                                     -------------   -------------   --------------

                                                                                        51,447,116     128,069,897      179,517,012
                                                                                     -------------   -------------   --------------

Wholesale Trade

ARROW ELECTRONICS INC                          238,800         43,300      282,100       7,402,800       1,342,300        8,745,100
PATTERSON DENTAL CO                                            86,350       86,350                       4,403,850        4,403,850
ULTRAMED                                                      450,000      450,000                               0                0

                                                                                         7,402,800       5,746,150       13,148,950
                                                                                     -------------   -------------   --------------

Total Common Stocks                                                                    434,593,234     691,054,177    1,125,647,412
                                                                                     -------------   -------------   --------------

SHORT-TERM OBLIGATIONS

ASSOCIATES FIRST CAPITAL 0.00% 7/3/2000   $ 23,665,000                  23,665,000      23,655,863                       23,655,863
RELIANT ENERGY-CP 0.00% 7/5/2000            23,600,000                  23,600,000      23,580,989                       23,580,989
WARBURG  REPURCHASE AGREEMENT                            $ 19,027,000   19,027,000                      19,027,000       23,655,863
                                                                                     -------------   -------------   --------------

Total Short-Term Obligations                                                            47,236,852      19,027,000       70,892,714
                                                                                     -------------   -------------   --------------


TOTAL INVESTMENTS
  (COST OF $381,825,159, $606,431,283
  AND $988,256,442, RESPECTIVELY)                                                    $ 481,830,086   $ 710,081,177   $1,191,911,263
                                                                                     =============   =============   ==============

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2000 (UNAUDITED)

                                          Stein Roe            Stein Roe          Liberty
                                      Disciplined Stock    Disciplined Stock    Select Value       Pro Forma            Pro Forma
                                          Portfolio               Fund              Fund          Adjustments            Combined

Investments, at value                   $ 481,830,086        $ 484,399,223      $710,081,177     $(484,399,223)(a)    $1,191,911,263
Cash                                                -                    -                 -                 -                     -
Receivable for investments sold                     -                    -                 -                 -                     -
Payable for investments purchased                   -                    -                 -                 -                     -
Other assets less other liabilities         2,731,499             (146,180)         (337,122)         (592,513)(b)         1,655,684

Net assets                              $ 484,561,585        $ 484,253,043      $709,744,055     $(484,991,736)       $1,193,566,947

Shares outstanding                                              25,325,082                         (25,325,082)(c)                 -
Net asset value                                              $       19.12


Class A:
Net assets                                                                      $388,214,593          (184,863)       $  388,029,730
Shares outstanding                                                                17,372,786            (3,505)           17,369,281
Net asset value                                                                 $      22.35                          $        22.34

Class B:
Net assets                                                                      $298,824,770          (142,297)       $  298,682,473
Shares outstanding                                                                14,029,006               232            14,029,238
Net asset value                                                                      $ 21.30                          $        21.29

Class C:
Net assets                                                                      $ 21,661,061           (10,315)       $   21,650,746
Shares outstanding                                                                   991,551              (216)              991,335
Net asset value                                                                 $      21.85                          $        21.84

Class Z:
Net assets                                                                      $  1,043,631              (497)       $    1,043,134
Shares outstanding                                                                    46,541                 7                46,548
Net asset value                                                                 $      22.42                          $        22.41

Class S:
Net assets                                                                                       $     (92,179)       $  484,160,864
Shares outstanding                                                                                  21,604,679 (c)        21,604,679
Net asset value                                                                                                       $        22.41

Footnotes to pro forma statement of assets and liabilities

(a) - Adjustment represents the elimination of Stein Roe Disciplined Stock Fund's investment in the Portfolio, as the master/feeder structure will be dissolved, with the securities held by the Portfolio withdrawn from the Portfolio by Stein Roe Disciplined Stock Fund prior to the merger.

(b) - Adjustment reflects a payable to the general partner of the Portfolio for its remaining net assets after withdrawal of Stein Roe Disciplined Stock Fund's investment in the Portfolio of $162,362 in addition to one time proxy, accounting, legal and other costs of the reorganization of $92,179 and $337,972 to be borne by Stein Roe Disciplined Stock Fund and Liberty Select Value Fund respectively.

(c) - Stein Roe Disciplined Stock Fund shares are exchanged for new Class S shares of Liberty Select Value Fund, to be established upon consummation of the merger. Initial per share value of Class S shares is presumed to equal that of current Class Z shares.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                                          STEIN ROE
                                                         DISCIPLINED     STEIN ROE       LIBERTY
                                                            STOCK       DISCIPLINED      SELECT        PRO FORMA         PRO FORMA
                                                          PORTFOLIO      STOCK FUND       VALUE       ADJUSTMENTS        COMBINED
                                                         --------------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                                  5,893,642      5,821,792      8,174,225     (5,893,642)(c)    13,996,017
Interest                                                   3,064,826      3,133,889      1,184,633     (3,064,826)(c)     4,318,522
                                                         -----------    -----------    -----------    -----------       -----------
   Total investment income                                 8,958,468      8,955,680      9,358,859     (8,958,468)(c)    18,314,539

EXPENSES
Management fee                                             4,167,035              -      5,223,265       (440,572)(a)     8,949,728
Administration fee                                                 -        830,666              -       (830,666)(a)             -
Service fee - Class A, B, C                                        -              -      1,861,867              - (a)     1,861,867
Distribution fee - Class B                                         -              -      2,384,795              - (a)     2,384,795
Distribution fee - Class C                                         -              -        164,376              - (a)       164,376
Transfer agent fee                                             6,000      1,218,310      1,620,653       (375,043)(e)     2,469,920
Bookkeeping fee                                               37,640         37,594        270,663         88,592 (a)       434,489
Trustees fee                                                  12,900          8,100         28,901         (2,829)(b)        47,072
Expenses allocated                                                        4,249,412              -     (4,249,412)(c)             -
 from SRF Disciplined Stock Portfolio                                                            -                                -
All other expenses                                            25,837        407,666        884,431       (212,395)(d)     1,105,539
                                                         -----------    -----------    -----------    -----------       -----------
   Total operating expenses                                4,249,412      6,751,748     12,438,951     (6,022,325)       17,417,786
                                                         -----------    -----------    -----------    -----------       -----------
Expense reimbursement                                              -              -              -              -                 -
                                                         -----------    -----------    -----------    -----------       -----------
   Net Expenses                                            4,249,412      6,751,748     12,438,951     (6,022,325)       17,417,786

NET INVESTMENT INCOME (LOSS)                               4,709,056      2,203,932     (3,080,092)    (2,936,143)          896,753
                                                                                                                -
NET REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on:
 Investments                                              26,447,704     27,136,826    113,063,056    (26,447,704)(c)   140,199,882
 Closed futures contracts                                          -              -              -              -                 -
 Foreign currency transactions                                    (0)             0             (1)             -                (1)
                                                         -----------    -----------    -----------    -----------       -----------
    Net Realized Gain                                     26,447,704     27,136,826    113,063,055    (26,447,704)      140,199,881
Change in net unrealized appreciation/depreciation
 during the period on:
 Investments                                             (35,970,362)   (36,662,338)   (57,406,602)    35,970,362 (c)   (94,068,940)
 Open futures contracts                                            -              -              -              -                 -
 Foreign currency transactions                                (2,334)             -              -          2,334 (c)             -
                                                         -----------    -----------    -----------    -----------       -----------
    Net Change in Unrealized Appreciation/Depreciation   (35,972,696)   (36,662,338)   (57,406,602)    35,972,696       (94,068,940)
                                                         -----------    -----------    -----------    -----------       -----------
      Net Gain                                            (9,524,993)    (9,525,512)    55,656,453      9,524,993        46,130,941
                                                         -----------    -----------    -----------    -----------       -----------
Increase (Decrease) in Net Assets from Operations         (4,815,937)    (7,321,580)    52,576,361      6,588,849        47,027,694

(a) Based on the contract in effect for the surviving fund.
(b) Based on trustee compensation plan for the surviving fund.
(c) Due to elimination of master/feeder structure.
(d) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(e) Based on the contract in effect for the surviving fund. Note that a new transfer agent fee structure was implemented for Liberty Select Value Fund effective January 1, 2000. The pro forma combined transfer agent fee shown assumes this new agreement was in effect for the entire twelve month period ended June 30, 2000.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS

Agriculture, Forestry & Fishing

NABISCO GROUP HOLDINGS                                    172,400       172,400                    $   4,471,625    $    4,471,625
RAYONIER INC                                53,300                       53,300   $   1,912,138                          1,912,138
                                                                                  -------------    -------------    --------------

                                                                                      1,912,138        4,471,625         6,383,763
                                                                                  -------------    -------------    --------------

Construction

FLUOR CORP                                                 53,100        53,100                        1,679,288         1,679,288
GRANITE CONSTRUCTION INC                    77,600                       77,600       1,901,200                          1,901,200
NVR INC                                     37,500                       37,500       2,137,500                          2,137,500
TOLL BROTHERS INC                           39,200                       39,200         803,600                            803,600
                                                                                  -------------    -------------    --------------

                                                                                      4,842,300        1,679,288         6,521,588
                                                                                  -------------    -------------    --------------

Finance, Insurance & Real Estate

AFFILIATED MANAGERS GROUP                   44,000                       44,000       2,002,000                          2,002,000
ALLMERICA FINANCIAL CORP                                   62,400        62,400                        3,268,200         3,268,200
AMBAC FINANCIAL GROUP INC                                 113,100       113,100                        6,199,294         6,199,294
AMERICREDIT CORP                           105,600                      105,600       1,795,200                          1,795,200
AMERUS LIFE HOLDINGS INC-A                  82,500                       82,500       1,701,563                          1,701,563
ARGOSY GAMING COMPANY                       97,800                       97,800       1,405,875                          1,405,875
BANCWEST CORPORATION                        52,000        202,800       254,800         854,750        3,333,525         4,188,275
BANK UNITED CORP CL A                       80,700                       80,700       2,839,631                          2,839,631
BANKATLANTIC BANCORP INC-B                 102,900                      102,900         604,538                            604,538
BANKNORTH GROUP INC                         97,450        215,500       312,950       1,492,203        3,299,844         4,792,047
BEAR STEARNS COMPANIES INC                                 90,600        90,600                        3,771,225         3,771,225
CAPITAL ONE FINANCIAL CORP                                 57,000        57,000                        2,543,625         2,543,625
CAPITOL FEDERAL FINANCIAL                  177,000                      177,000       1,958,063                          1,958,063
CINCINNATI FINANCIAL CORP                                  71,900        71,900                        2,260,356         2,260,356
CITY NATIONAL CORP                                        146,800       146,800                        5,211,400         5,211,400
COMMERCE BANCORP INC                        52,185                       52,185       2,400,510                          2,400,510
COMMUNITY BANK SYSTEM INC                   74,500                       74,500       1,652,969                          1,652,969
COMPASS BANCSHARES INC                                     90,000        90,000                        1,535,625         1,535,625
CULLEN/FROST BANKERS INC                    60,700        130,500       191,200       1,597,169        3,433,781         5,030,950
DELPHI FINANCIAL GROUP CLASS A              67,668                       67,668       2,296,488                          2,296,488
DOW JONES & CO INC                                         19,200        19,200                        1,406,400         1,406,400
DOWNEY FINL CP                              91,400                       91,400       2,650,600                          2,650,600
EDWARDS (A.G.), INC                                        79,100        79,100                        3,084,900         3,084,900
ENHANCE FINANCIAL SVCS GROUP               103,600                      103,600       1,489,250                          1,489,250
FIDELITY NATIONAL FINL INC                 135,560                      135,560       2,482,443                          2,482,443
FINL SECURITY ASSURANCE HLDG                               40,000        40,000                        3,035,000         3,035,000
FIRST FEDERAL CAPITAL CORP                 155,100                      155,100       1,715,794                          1,715,794
FIRSTFED FINANCIAL CORP                    144,400                      144,400       2,039,650                          2,039,650
GALLAGHER (ARTHUR J.) & CO.                 55,080                       55,080       2,313,360                          2,313,360
GOLDEN STATE BANCORP                                      263,200       263,200                        4,737,600         4,737,600
GOLDEN STATE BANCORP-LITIG WT                             155,000       155,000                          174,375           174,375
GOLDEN WEST FINANCIAL CORP                                 88,200        88,200                        3,599,663         3,599,663
GREATER BAY BANCORP                         46,000                       46,000       2,150,500                          2,150,500
GREENPOINT FINANCIAL CORP                                 236,400       236,400                        4,432,500         4,432,500
HUDSON UNITED BANCORP                       87,844                       87,844       1,971,000                          1,971,000
INDEPENDENCE COMMUNITY BANK                153,400                      153,400       2,032,550                          2,032,550
KNIGHT TRADING GROUP INC                                   40,700        40,700                        1,213,369         1,213,369
LEHMAN BROTHERS HLDG INC                                   71,700        71,700                        6,780,131         6,780,131
LOEWS CORP                                                 69,500        69,500                        4,170,000         4,170,000
MAF BANCORP INC                            109,500                      109,500       1,991,531                          1,991,531
MARCHFIRST INC                              36,700                       36,700         669,775                            669,775
MGIC INV CORP                                              69,600        69,600                        3,166,800         3,166,800
MIDLAND CO                                  45,400                       45,400       1,112,300                          1,112,300
MONY GROUP INC                                             61,800        61,800                        2,089,613         2,089,613
NATIONWIDE FINANCIAL SERV A                               154,800       154,800                        5,089,050         5,089,050
NORTH FORK BANCORPORATION                   95,200        282,400       377,600       1,439,900        4,271,300         5,711,200
PACIFIC CENTURY FINL CORP                                 196,300       196,300                        2,870,888         2,870,888
PAINE WEBBER GROUP INC                                     49,000        49,000                        2,229,500         2,229,500
PMI GROUP INC                               43,100        100,200       143,300       2,047,250        4,759,500         6,806,750

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
PROVIDENT BANKSHARES CORP                  127,680                      127,680       1,723,680                          1,723,680
RADIAN GROUP INC                            90,300         94,500       184,800       4,673,025        4,890,375         9,563,400
RAYMOND JAMES FINANCIAL INC                 52,300                       52,300       1,176,750                          1,176,750
RENAISSANCERE HOLDINGS LTD                  42,200                       42,200       1,838,338                          1,838,338
SOVEREIGN BANCORP INC                                     506,600       506,600                        3,562,031         3,562,031
ST PAUL COMPANIES INC                                     121,800       121,800                        4,156,425         4,156,425
STATE AUTO FINANCIAL CORP                   86,000                       86,000       1,021,250                          1,021,250
STATEN ISLAND BANCORP INC                   68,000                       68,000       1,198,500                          1,198,500
SUSQUEHANNA BANCSHARES INC                 100,000                      100,000       1,425,000                          1,425,000
TORCHMARK INSURANCE                                        57,900        57,900                        1,429,406         1,429,406
UMB FINANCIAL CORP                          62,500                       62,500       2,050,781                          2,050,781
UNIONBANCAL CORPORATION                                   143,200       143,200                        2,658,150         2,658,150
UNITED HEALTHCARE CORP                                     98,000        98,000                        8,403,500         8,403,500
WALTER INDUSTRIES INC                      113,500                      113,500       1,298,156                          1,298,156
WEBSTER FINANCIAL CORP                     104,300        114,600       218,900       2,314,156        2,542,688         4,856,844
WELLPOINT HEALTH NETWORKS                                  62,200        62,200                        4,505,613         4,505,613
WHITNEY HOLDING CORP                        71,500                       71,500       2,444,406                          2,444,406
                                                                                  -------------    -------------    --------------

                                                                                     69,870,902      124,115,650       193,986,552
                                                                                  -------------    -------------    --------------

Manufacturing

ACTEL CORP                                  50,500                       50,500       2,304,063                          2,304,063
ADAC LABORATORIES                           99,400                       99,400       2,385,600                          2,385,600
ADC TELECOMMUNICATIONS INC                                 91,100        91,100                        7,641,013         7,641,013
ADVANCED DIGITAL INFO CORP                  21,600         21,900        43,500         344,250          349,031           693,281
ADVANCED MICRO DEVICES INC                                 48,600        48,600                        3,754,350         3,754,350
AGRIBRANDS INTERNATIONAL INC                30,700                       30,700       1,287,481                          1,287,481
ALBEMARLE CORP                              54,800                       54,800       1,082,300                          1,082,300
ALLIANT TECHSYSTEMS INC                     20,400                       20,400       1,375,725                          1,375,725
ALPHARMA INC                                44,000                       44,000       2,739,000                          2,739,000
ALTERA CORPORATION                                         62,800        62,800                        6,401,675         6,401,675
AMERADA HESS CORP                                          47,000        47,000                        2,902,250         2,902,250
ANALOG DEVICES INC.                                        40,100        40,100                        3,047,600         3,047,600
APPLE COMPUTER INC                                        124,800       124,800                        6,536,400         6,536,400
APPLIED MICRO CIRCUITS CORP                                46,300        46,300                        4,572,125         4,572,125
ARVIN INDUSTRIES INC                        48,400                       48,400         840,950                            840,950
ATMEL CORP                                                 73,700        73,700                        2,717,688         2,717,688
AUDIOVOX CORP -CL A                         32,000                       32,000         706,000                            706,000
AURORA BIOSCIENCES CORP                     13,200                       13,200         900,075                            900,075
B F GOODRICH CO                                           102,700       102,700                        3,498,219         3,498,219
BALDOR ELECTRIC                             43,300                       43,300         806,463                            806,463
BARNES GROUP INC                           100,000                      100,000       1,631,250                          1,631,250
BARR LABORATORIES INC                       24,000                       24,000       1,075,500                          1,075,500
BAUSCH & LOMB INC                                          19,400        19,400                        1,501,075         1,501,075
BELL AND HOWELL COMPANY                     38,500                       38,500         933,625                            933,625
BETHLEHEM STEEL CORP                       173,800                      173,800         619,163                            619,163
BIOGEN INC                                                 21,400        21,400                        1,380,300         1,380,300
BOISE CASCADE CORP                          48,000         95,200       143,200       1,242,000        2,463,300         3,705,300
BRUNSWICK CORP                                            122,200       122,200                        2,023,938         2,023,938
BURR-BROWN CORP                             12,600                       12,600       1,092,263                          1,092,263
C R BARD INC                                               40,000        40,000                        1,925,000         1,925,000
CACI INTERNATIONAL INC-CL A                 64,000                       64,000       1,248,000                          1,248,000
CANANDAIGUA BRANDS INC                      83,100                       83,100       4,191,356                          4,191,356
CARLISLE COS INC                            41,300                       41,300       1,858,500                          1,858,500
CENTEX CONSTRUCTION PRODUCTS                41,900                       41,900         950,606                            950,606
CHIRON CORP                                                77,800        77,800                        3,695,500         3,695,500
CHURCH & DWIGHT CO                          74,000                       74,000       1,332,000                          1,332,000
CLECO CORP                                  30,000                       30,000       1,005,000                          1,005,000
COMMSCOPE INC                               46,700                       46,700       1,914,700                          1,914,700
COMVERSE TECH                                              64,400        64,400                        5,989,200         5,989,200
CORN PRODUCTS INTL INC                      45,300                       45,300       1,200,450                          1,200,450
CREE INC                                     6,300                        6,300         841,050                            841,050
CROWN CORK AND SEAL CO. INC.                              141,100       141,100                        2,116,500         2,116,500
CYMER INC                                   34,300                       34,300       1,637,825                          1,637,825
CYPRESS SEMICONDUCTOR CORP                  30,400         45,800        76,200       1,284,400        1,935,050         3,219,450
CYTEC INDUSTRIES INC                       129,300                      129,300       3,192,094                          3,192,094
DALLAS SEMICONDUCTOR CORP                                  68,200        68,200                        2,779,150         2,779,150

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
DELPHI AUTOMOTIVE SYSTEMS                                 158,800       158,800                        2,312,525         2,312,525
DOVER CORP                                                120,900       120,900                        4,904,006         4,904,006
EATON CORP                                                 45,500        45,500                        3,048,500         3,048,500
ECOLAB INC                                                 21,100        21,100                          824,219           824,219
ELANTEC SEMICONDUCTOR INC                   14,200                       14,200         988,675                            988,675
EMULEX CORP                                  6,400                        6,400         420,400                            420,400
ENGELHARD CORPORATION                                     175,300       175,300                        2,991,056         2,991,056
ESTERLINE TECHNOLOGIES CORP                 87,700                       87,700       1,304,538                          1,304,538
ETHAN ALLEN INTERIORS INC                   56,400                       56,400       1,353,600                          1,353,600
FMC CORP                                                   66,000        66,000                        3,828,000         3,828,000
FOSSIL INC                                  69,925                       69,925       1,359,167                          1,359,167
FULLER (H.B.) CO                            20,000                       20,000         911,250                            911,250
FURNITURE BRANDS INTL INC                   91,600        119,300       210,900       1,385,450        1,804,413         3,189,863
GEHL CO                                     90,600                       90,600       1,291,050                          1,291,050
GENERAL SEMICONDUCTOR INC                   89,600                       89,600       1,321,600                          1,321,600
GEON COMPANY                                53,000                       53,000         980,500                            980,500
GEORGIA PACIFIC CORP                                       91,200        91,200                        2,394,000         2,394,000
GLATFELTER (P.H.) CO                       110,600                      110,600       1,126,738                          1,126,738
GLENAYRE TECHNOLOGIES INC                  127,000                      127,000       1,341,438                          1,341,438
GRANT PRIDECO INC                                         103,800       103,800                        2,595,000         2,595,000
HAIN CELESTIAL GROUP INC                    59,000                       59,000       2,164,563                          2,164,563
HANNA CO                                   169,800                      169,800       1,528,200                          1,528,200
HARLEY DAVIDSON                                           118,000       118,000                        4,543,000         4,543,000
HARMAN INTERNATIONAL INC NEW                43,000                       43,000       2,623,000                          2,623,000
HARRIS CORPORATION DEL                                     49,300        49,300                        1,614,575         1,614,575
HARSCO CORP                                 41,700                       41,700       1,063,350                          1,063,350
HAVERTY FURNITURE                           10,000                       10,000          85,000                             85,000
HELIX TECHNOLOGY CORP                        6,800                        6,800         265,200                            265,200
HORMEL FOODS CORP                                         137,400       137,400                        2,310,038         2,310,038
IDEC PHARMACEUTICALS CORP                   17,000                       17,000       1,994,313                          1,994,313
IMATION CORP                                55,600                       55,600       1,633,250                          1,633,250
IMMUNEX CORP                                               14,500        14,500                          716,844           716,844
INFOCUS CORP                                70,200                       70,200       2,259,563                          2,259,563
INGERSOLL RAND CO                                         157,100       157,100                        6,323,275         6,323,275
INTEGRATED DEVICES TECH INC                 46,800         36,100        82,900       2,802,150        2,161,488         4,963,638
INTERNATIONAL HOME FOODS INC               115,100                      115,100       2,409,906                          2,409,906
INTERNATIONAL RECTIFIER CORP                73,000                       73,000       4,088,000                          4,088,000
INTERSTATE BAKERIES                                       181,700       181,700                        2,543,800         2,543,800
INTUIT INC                                                 84,300        84,300                        3,487,913         3,487,913
IVAX CORP                                                 158,850       158,850                        6,592,275         6,592,275
JDS UNIPHASE CORP                                          22,000        22,000                        2,637,250         2,637,250
JOHNSON CONTROLS INC                                       92,500        92,500                        4,746,406         4,746,406
JONES PHARMA INC                            51,150                       51,150       2,042,803                          2,042,803
KELLWOOD CO                                 37,700                       37,700         796,413                            796,413
KEMET CORP                                  20,400                       20,400         511,275                            511,275
KENNAMETAL INC                              43,800                       43,800         938,963                            938,963
KNIGHT RIDDER INC                           30,300         88,100       118,400       1,611,581        4,685,819         6,297,400
LAFARGE CORP                                               78,000        78,000                        1,638,000         1,638,000
LAM RESEARCH CORP                           35,400                       35,400       1,327,500                          1,327,500
LATTICE SEMICONDUCTOR CORP                   6,300                        6,300         435,488                            435,488
LEAR CORP                                                 119,200       119,200                        2,384,000         2,384,000
LINEAR TECHNOLOGY CORP                                     97,100        97,100                        6,208,331         6,208,331
LOCKHEED MARTIN CORP                                      153,200       153,200                        3,801,275         3,801,275
LONGVIEW FIBRE CO                          152,500                      152,500       1,687,031                          1,687,031
LSI LOGIC CORP                                             51,400        51,400                        2,782,025         2,782,025
LUBRIZOL CORP                               69,800        170,800       240,600       1,465,800        3,586,800         5,052,600
LUXOTTICA GROU SPA-SPON ADR                 50,200                       50,200         611,813                            611,813
LYONDELL PETRO                                            321,500       321,500                        5,385,125         5,385,125
MANITOWOC INC                               66,100                       66,100       1,768,175                          1,768,175
MATTSON TECHNOLOGY INC                      16,100                       16,100         523,250                            523,250
MAXIM INTEGRATED PRODUCTS INC                              64,300        64,300                        4,368,381         4,368,381
MCCORMICK & CO                                             96,800        96,800                        3,146,000         3,146,000
MERITOR AUTOMOTIVE INC                                    281,900       281,900                        3,100,900         3,100,900
MICHAEL FOODS INC                           59,700                       59,700       1,462,650                          1,462,650
MICROCHIP TECHNOLOGY                                       45,000        45,000                        2,621,953         2,621,953
MICRON TECHNOLOGY INCORPORATED                             26,000        26,000                        2,289,625         2,289,625
MILACRON INC                                86,400                       86,400       1,252,800                          1,252,800
MKS INSTRUMENTS INC                         34,000                       34,000       1,330,250                          1,330,250

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
MRV COMMUNICATIONS INC                      20,600                       20,600       1,385,350                          1,385,350
MUELLER INDUSTRIES INC                      85,100        148,000       233,100       2,382,800        4,144,000         6,526,800
MYLAN LABORATORIES, INC                                   125,000       125,000                        2,281,250         2,281,250
NACCO INDUSTRIES INC CL A                   31,200                       31,200       1,095,900                          1,095,900
NATIONAL SEMICONDUCTOR CORP                                46,900        46,900                        2,661,575         2,661,575
NAVISTAR INTERNATIONAL                                    129,600       129,600                        4,025,700         4,025,700
NEW YORK TIMES CO CLASS A                                 115,000       115,000                        4,542,500         4,542,500
NORTEK INC.                                 63,800                       63,800       1,260,050                          1,260,050
NORTHROP GRUMMAN CORP                                      35,400        35,400                        2,345,250         2,345,250
NOVELLUS SYSTEMS INC                                       98,400        98,400                        5,565,750         5,565,750
NUCOR CORP                                                 70,200        70,200                        2,329,763         2,329,763
OCEANEERING INTL INC                        44,000                       44,000         836,000                            836,000
OSHKOSH TRUCK CORP                          32,850                       32,850       1,174,388                          1,174,388
PACCAR INC                                                 50,900        50,900                        2,020,094         2,020,094
PARK ELECTROCHEMICAL CORP                   77,900                       77,900       2,809,269                          2,809,269
PARKER HANNIFIN CORP                                       39,800        39,800                        1,363,150         1,363,150
PE CORP-CELERA GENOMICS GRP                 26,400                       26,400       2,468,400                          2,468,400
PE CORP-PE BIOSYSTEMS GROUP                                28,800        28,800                        1,897,200         1,897,200
PENNZOIL-QUAKER STATE CO                    91,800                       91,800       1,107,338                          1,107,338
PENTAIR INC                                 40,400                       40,400       1,434,200                          1,434,200
PEPSI BOTTLING GROUP                                      193,200       193,200                        5,639,025         5,639,025
PHILLIPS VAN HEUSEN CORP                    97,500                       97,500         926,250                            926,250
PHOTON DYNAMICS INC                          8,600                        8,600         642,313                            642,313
PLEXUS CORP                                 21,500                       21,500       2,429,500                          2,429,500
PPG INDUSTRIES INC                                        102,100       102,100                        4,524,306         4,524,306
PRECISION CASTPARTS CORP                    22,500                       22,500       1,018,125                          1,018,125
PROTEIN DESIGN LABS INC                     10,500                       10,500       1,732,008                          1,732,008
QUANEX CORP                                 72,700                       72,700       1,081,413                          1,081,413
RUSS BERRIE & CO INC                        61,600                       61,600       1,185,800                          1,185,800
RYERSON TULL INC                            93,598                       93,598         971,079                            971,079
SANMINA CORPX                                              77,400        77,400                        6,617,700         6,617,700
SEMTECH CORP                                25,800                       25,800       1,973,297                          1,973,297
SHIRE PHARMACEUTICALS-ADR                   32,184                       32,184       1,669,546                          1,669,546
SILICON VALLEY GROUP INC                    95,100                       95,100       2,460,713                          2,460,713
SPRINGS INDUSTRIES INC                      22,100                       22,100         711,344                            711,344
SPS TECHNOLOGIES, IN                        26,300                       26,300       1,079,944                          1,079,944
STORAGENETWORKS INC                         11,700                       11,700       1,055,925                          1,055,925
STURM RUGER & CO INC                       181,300                      181,300       1,609,038                          1,609,038
SUPERIOR INDUSTRIES INTL                    72,100                       72,100       1,856,575                          1,856,575
TEKTRONIX INC                               19,700                       19,700       1,457,800                          1,457,800
TELCOM SEMICONDUCTOR INC                    19,300                       19,300         779,238                            779,238
TEMPLE INLAND INC                                          34,500        34,500                        1,449,000         1,449,000
TERADYNE INC                                               84,598        84,598                        6,217,953         6,217,953
TEREX CORP                                  84,900                       84,900       1,199,213                          1,199,213
TESORO PETROLEUM CORP                      141,500                      141,500       1,432,688                          1,432,688
TEXAS INDUSTRIES INC                        60,500                       60,500       1,746,938                          1,746,938
TIME WARNER TELECOM-CL A                                    9,400         9,400                          605,125           605,125
TIMKEN CO                                   97,100                       97,100       1,808,488                          1,808,488
TOPPS COMPANY                              133,100                      133,100       1,530,650                          1,530,650
TORO CO                                     44,700                       44,700       1,472,306                          1,472,306
TOSCO CORP                                                159,600       159,600                        4,518,675         4,518,675
TOWER AUTOMOTIVE INC                        76,100                       76,100         951,250                            951,250
TRIQUINT SEMICONDUCTOR INC                   9,900                        9,900         947,306                            947,306
TUPPERWARE CORPORATION                      86,800        166,100       252,900       1,909,600        3,654,200         5,563,800
ULTRAMAR DIAMOND SHAMROCK CORP                             65,600        65,600                        1,627,700         1,627,700
UNISYS CORP                                               181,500       181,500                        2,643,094         2,643,094
USG CORP NEW                                              123,200       123,200                        3,742,200         3,742,200
USX-US STEEL GROUP                                         44,400        44,400                          824,175           824,175
VALASSIS COMM. INC                         105,250        129,700       234,950       4,012,656        4,944,813         8,957,469
VARIAN INC                                  16,700                       16,700         770,288                            770,288
VERTEX PHARMACEUTICALS INC                  12,500                       12,500       1,317,188                          1,317,188
VICAL INC                                   43,800                       43,800         843,150                            843,150
VISHAY INTERTECHNOLOGY                                    158,400       158,400                        6,009,300         6,009,300
VITESSE SEMICONDUCTOR CORP                                 72,100        72,100                        5,303,856         5,303,856
W R GRACE & CO                             132,900        189,000       321,900       1,611,413        2,291,625         3,903,038
WATERS CORPORATION                                         48,900        48,900                        6,103,331         6,103,331
WATSON PHARMACEUTICALS                                     67,900        67,900                        3,649,625         3,649,625
WEATHERFORD INTERNATIONAL                                 103,800       103,800                        4,132,538         4,132,538

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
WESTVACO CORP                                             169,800       169,800                        4,213,163         4,213,163
WHIRLPOOL CORP                                             51,700        51,700                        2,410,513         2,410,513
WILLAMETTE IND INC                                         90,600        90,600                        2,468,850         2,468,850
WINNEBAGO INDUSTRIES                        40,900                       40,900         534,256                            534,256
                                                                                                                    --------------
WORTHINGTON INDUSTRIES                     205,200                      205,200       2,154,600                          2,154,600
XILINIX INC                                                63,000        63,000                        5,201,438         5,201,438
ZEBRA TECHNOLOGIES CORP-CL A                24,100                       24,100       1,067,931                          1,067,931
                                                                                  -------------    -------------    --------------

                                                                                    162,391,894      297,574,612       459,966,506
                                                                                  -------------    -------------    --------------

Mining & Energy

BJ SERVICES CO                                             81,700        81,700                        5,106,250         5,106,250
DIAMOND OFFSHORE DRILLING                                 130,000       130,000                        4,566,250         4,566,250
FALCON DRILLING COMPANY INC                 43,700        244,000       287,700       1,029,681        5,749,250         6,778,931
HS RESOURCES INC                           100,100                      100,100       3,003,000                          3,003,000
NOBLE DRILLING CORP                                       143,600       143,600                        5,914,525         5,914,525
OCCIDENTAL PETROLEUM                                      122,200       122,200                        2,573,838         2,573,838
PARKER DRILLING CO                         356,200                      356,200       2,203,988                          2,203,988
PATTERSON ENERGY INC                       140,000                      140,000       3,990,000                          3,990,000
PETROLEUM GEO SERVICES ADR                                231,900       231,900                        3,956,794         3,956,794
PRIDE PETROLEUM INTERNATIONAL              219,200                      219,200       5,425,200                          5,425,200
REALNETWORKS INC                                           20,400        20,400                        1,031,475         1,031,475
RGS ENERGY GROUP INC                       103,000                      103,000       2,291,750                          2,291,750
SOUTHWESTERN ENERGY COMPANY                140,000                      140,000         875,000                            875,000
TRANSOCEAN SEDCO FOREX INC                                 87,700        87,700                        4,686,469         4,686,469
VECTREN CORPORATION                         54,000                       54,000         931,500                            931,500
VERITAS DGC INC                            131,900                      131,900       3,429,400                          3,429,400
VINTAGE PETROLEUM INC                      176,800                      176,800       3,989,050                          3,989,050
                                                                                  -------------    -------------    --------------

                                                                                     27,168,569       33,584,850        60,753,419
                                                                                  -------------    -------------    --------------

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
Retail Trade

ABERCROMBIE & FITCH CO-CL A                               140,500       140,500                        1,712,344         1,712,344
BEST BUY INC                                               79,200        79,200                        5,009,400         5,009,400
BJ'S WHOLESALE CLUB INC                                   122,500       122,500                        4,042,500         4,042,500
BRINKER INTERNATIONAL INC                                  78,500        78,500                        2,296,125         2,296,125
CEC ENTERTAINMENT INC                      150,870                      150,870       3,866,044                          3,866,044
CIRCUIT CITY STORES INC                                    70,100        70,100                        2,326,444         2,326,444
DOLLAR THRIFTY AUTOMOTIVE GP                41,100                       41,100         757,781                            757,781
FEDERATED DEPT STORES INC NEW                              61,100        61,100                        2,062,125         2,062,125
JACK IN THE BOX INC                         64,800                       64,800       1,595,700                          1,595,700
MUSICLAND STORES CORP                       92,300                       92,300         686,481                            686,481
ROSS STORES                                 75,400        209,800       285,200       1,286,513        3,579,713         4,866,225
SONIC CORP                                  42,000                       42,000       1,233,750                          1,233,750
TIMBERLAND COMPANY-CL A                     12,000                       12,000         849,750                            849,750
TRICON GLOBAL RESTAURANTS                                 114,200       114,200                        3,226,150         3,226,150
WPS RESOURCES                               34,100                       34,100       1,025,131                          1,025,131
ZALE CORP                                   36,100         26,100        62,200       1,317,650          952,650         2,270,300
                                                                                  -------------    -------------    --------------

                                                                                     12,618,800       25,207,450        37,826,250
                                                                                  -------------    -------------    --------------

Services

ADOBE SYSTEMS INC                                          32,300        32,300                        4,199,000         4,199,000
ADVO INC                                    59,100                       59,100       2,482,200                          2,482,200
ANCHOR GAMING                               38,800                       38,800       1,859,975                          1,859,975
BARRA INC                                   25,900                       25,900       1,283,669                          1,283,669
COMDISCO INC                                              127,000       127,000                        2,833,688         2,833,688
CONVERGYS CORP                                            119,300       119,300                        6,188,688         6,188,688
COVENTRY HEALTH CARE INC                   107,800                      107,800       1,436,772                          1,436,772
CURATIVE HEALTH SERVICES INC               151,500                      151,500         913,734                            913,734
DENDRITE INTERNATIONAL INC                  66,550                       66,550       2,216,947                          2,216,947
DST SYSTEMS INC                                            53,400        53,400                        4,065,075         4,065,075
DUN & BRADSTREET CORP                                      91,800        91,800                        2,627,775         2,627,775
ECCS INC                                    53,200                       53,200         264,338                            264,338
ESS TECHNOLOGY                              35,800                       35,800         519,100                            519,100
FIRST HEALTH GROUP CORP                     35,700         26,200        61,900       1,171,406          859,688         2,031,094
HALL KINION & ASSOCIATES INC                59,600                       59,600       1,985,425                          1,985,425
HARRAH'S ENTERTAINMENT INC                                169,000       169,000                        3,538,438         3,538,438
HEALTH MGMT SYSTEMS INC                    175,000                      175,000         546,875                            546,875
HERTZ CORP-CL A                                            87,000        87,000                        2,441,438         2,441,438
HOOPER HOLMES INC                           98,200                       98,200         785,600                            785,600
IDEXX LABS INC                              54,000                       54,000       1,235,250                          1,235,250
IMS HEALTH INC                                             91,400        91,400                        1,645,200         1,645,200
INPRISE CORPORATION                         94,100                       94,100         576,363                            576,363
INTERIM SERVICES INC                       103,270                      103,270       1,833,043                          1,833,043
INTERPUBLIC GROUP COS INC                                  69,400        69,400                        2,984,200         2,984,200
ISLE OF CAPRI CASINOS                      118,200                      118,200       1,603,088                          1,603,088
JACOBS ENGINEERING GROUP INC                56,600                       56,600       1,850,113                          1,850,113
KRONOS INC                                  31,300                       31,300         813,800                            813,800
LINCARE HOLDINGS INC                                      121,300       121,300                        2,987,013         2,987,013
MERCURY INTERACTIVE CORP                    11,600                       11,600       1,122,300                          1,122,300
MICROS SYSTEMS INC                          28,900                       28,900         536,456                            536,456
NATIONAL COMPUTER SYS INC                   40,200                       40,200       1,979,850                          1,979,850
NATURAL MICROSYSTEMS CORP                    9,500                        9,500       1,068,156                          1,068,156
NEOPHARM INC                                40,000                       40,000         784,375                            784,375
OMNICOM GROUP                                              45,000        45,000                        4,007,813         4,007,813
PACIFICARE HEALTH SYSTEMS - A                              18,400        18,400                        1,107,450         1,107,450
PARK PLACE ENTERTAINMENT                                  230,000       230,000                        2,803,125         2,803,125
PAYCHEX INC                                               175,968       175,968                        7,390,656         7,390,656
PORTAL SOFTWARE                                            29,700        29,700                        1,897,088         1,897,088
PROGRESS SOFTWARE CORP                      71,800                       71,800       1,287,913                          1,287,913
QUEST DIAGNOSTICS                           53,300                       53,300       3,814,281                          3,814,281
REHABCARE GROUP INC                        139,600                      139,600       3,804,100                          3,804,100
REMEDY CORP                                 12,900                       12,900         719,175                            719,175
RENT-A-CENTER INC                           73,300                       73,300       1,649,250                          1,649,250
ROBERT HALF INTL INC                                       50,200        50,200                        1,430,700         1,430,700
RSA SECURITY INC                            12,600                       12,600         872,550                            872,550

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
SALTON INC                                  13,700                       13,700         505,188                            505,188
SENSORMATIC ELECTRONICS CORP                36,300                       36,300         573,994                            573,994
SERENA SOFTWARE INC                         29,700                       29,700       1,348,566                          1,348,566
SIEBEL SYSTEMS INC                                         29,900        29,900                        4,890,519         4,890,519
SYBASE INC                                 107,500                      107,500       2,472,500                          2,472,500
SYMANTEC CORP                                              69,500        69,500                        3,748,656         3,748,656
UNIVERSAL HEALTH SERVICES - B               28,600                       28,600       1,887,600                          1,887,600
USA NETWORKS INC                            57,240         62,100       119,340       1,237,815        1,342,913         2,580,728
VERITAS SOFTWRE                                            49,600        49,600                        5,605,575         5,605,575
WESTWOOD ONE INC                                           58,900        58,900                        2,009,963         2,009,963
XTRA CORP                                   40,000                       40,000       1,577,500                          1,577,500
                                                                                  -------------    -------------    --------------

                                                                                     50,619,264       70,604,656       121,223,920
                                                                                  -------------    -------------    --------------

Transportation, Communications,
 Electric, Gas and Sanitary Services

ADVANCED FIBRE COMMUNICATION                34,500                       34,500       1,563,281                          1,563,281
ALLEGHENY ENERGY IN COM                                   158,500       158,500                        4,338,938         4,338,938
ALPHA INDUSTRIES INC                        26,400                       26,400       1,163,250                          1,163,250
ARCH COMMUNICATIONS GROUP                  120,000                      120,000         780,000                            780,000
ARKANSAS BEST CORP                         135,900                      135,900       1,350,506                          1,350,506
AVIS GROUP HOLDINGS INC                     92,900                       92,900       1,741,875                          1,741,875
BOSTON COMMUNICATIONS GROUP                 84,200                       84,200       1,178,800                          1,178,800
CALPINE CORPORATION                                        92,000        92,000                        6,049,000         6,049,000
CANADIAN PACIFIC LTD                                      104,500       104,500                        2,736,594         2,736,594
CENTURYTEL INC                                             83,950        83,950                        2,413,563         2,413,563
CHRIS-CRAFT INDUSTRIES INC                                 29,497        29,497                        1,948,646         1,948,646
CIRCLE INTERNATIONAL                        65,400                       65,400       1,643,175                          1,643,175
CITIZENS COMMUNICATIONS CO                                 45,800        45,800                          790,050           790,050
CMP GROUP INC                              211,900                      211,900       6,211,319                          6,211,319
CNF TRANSPORTATION INC                      24,000        155,700       179,700         546,000        3,542,175         4,088,175
COLUMBIA ENERGY GROUP                                      63,000        63,000                        4,134,375         4,134,375
CONECTIV INC                                              276,200       276,200                        4,298,363         4,298,363
COVAD COMMUNICATIONS GROUP                                105,000       105,000                        1,693,125         1,693,125
DELTA AIR LINES INC                                        92,900        92,900                        4,697,256         4,697,256
DOMINION RESOURCES INC                                     31,531        31,531                        1,351,892         1,351,892
EL PASO ENERGY CORP                                        84,500        84,500                        4,304,219         4,304,219
ENERGEN CORP                               117,900                      117,900       2,571,694                          2,571,694
ENERGY EAST CORPORATION                                   224,600       224,600                        4,281,438         4,281,438
ENTERGY CORP                                              147,100       147,100                        3,999,281         3,999,281
EXAR CORP                                    7,400                        7,400         645,188                            645,188
FLORIDA PROGRESS CORP                                      96,900        96,900                        4,542,188         4,542,188
GETTHERE.COM INC                            71,200                       71,200         752,050                            752,050
GPU INC                                                   122,600       122,600                        3,317,863         3,317,863
IDACORP INC                                 77,100                       77,100       2,486,475                          2,486,475
INCO LTD                                                  216,000       216,000                        3,321,000         3,321,000
LIGHTBRIDGE INC                             51,500                       51,500       1,229,563                          1,229,563
METROCALL INC                               75,800                       75,800         682,200                            682,200
MINNESOTA POWER INC                         85,520        284,800       370,320       1,480,565        4,930,600         6,411,165
NEXTLINK COMMUNICATIONS-A                                  87,000        87,000                        3,300,563         3,300,563
NORTHEAST UTILITIES                                        97,000        97,000                        2,109,750         2,109,750
NORTHWEST NATURAL GAS CO                   112,000                      112,000       2,506,000                          2,506,000
NTL INC                                                    23,375        23,375                        1,399,578         1,399,578
NUI CORP                                    48,200                       48,200       1,301,400                          1,301,400
ODETICS INC-CL A                            53,700                       53,700         778,650                            778,650
ONEOK INC                                   89,300                       89,300       2,316,219                          2,316,219
P G & E CORP                                              173,200       173,200                        4,265,050         4,265,050
P P & L RESOURCES INC                                     142,400       142,400                        3,123,900         3,123,900
PECO ENERGY CO                                             98,900        98,900                        3,986,906         3,986,906
PEOPLES ENERGY CORP                                        75,000        75,000                        2,428,125         2,428,125
PINNACLE HOLDINGS INC                        9,500                        9,500         513,000                            513,000
PINNACLE WEST CAPITAL CORP                                 41,600        41,600                        1,409,200         1,409,200
PMC-SIERRA INC                                             11,100        11,100                        1,972,331         1,972,331
POTOMAC ELECTRIC POWER CO                                  87,100        87,100                        2,177,500         2,177,500
POWERWAVE TECHNOLOGIES INC                  29,400         26,400        55,800       1,293,600        1,161,600         2,455,200
PRICE COMMUNICATIONS CORP                   56,500                       56,500       1,331,281                          1,331,281
PUBLIC SERVICE CO NEW MEX                  125,800                      125,800       1,942,038                          1,942,038
PUBLIC SERVICE ENTER GROUP INC                             80,600        80,600                        2,790,775         2,790,775

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                         LIBERTY       LIBERTY
                                          SMALL         SELECT       PRO FORMA    LIBERTY SMALL    LIBERTY SELECT     PRO FORMA
                                        CAP VALUE     VALUE FUND      COMBINED    CAP VALUE FUND    VALUE FUND         COMBINED
                                       FUND SHARES      SHARES         SHARES      MARKET VALUE    MARKET VALUE      MARKET VALUE

COMMON STOCKS
PUGET SOUND ENERGY INC                                    103,700       103,700                        2,210,106         2,210,106
RELIANT ENERGY INC                                         99,700        99,700                        2,947,381         2,947,381
SEMPRA ENERGY                                              79,500        79,500                        1,351,500         1,351,500
SIERRA PACIFIC RESOURCES                   137,800                      137,800       1,731,113                          1,731,113
SKYWEST INC                                 47,800                       47,800       1,771,588                          1,771,588
TELEPHONE & DATA                                           48,000        48,000                        4,812,000         4,812,000
TOLLGRADE COMMUNICATIONS INC                 8,400                        8,400       1,113,000                          1,113,000
TRUE NORTH COMMUNICATIONS                   37,900                       37,900       1,667,600                          1,667,600
TXU CORP                                                   89,800        89,800                        2,649,100         2,649,100
U G I  CORP                                127,600                      127,600       2,615,800                          2,615,800
UAL INC                                                    39,400        39,400                        2,292,588         2,292,588
UNICOM CORPORATION                                        142,000       142,000                        5,493,625         5,493,625
UNITED ILLUMINATING CO                      32,800                       32,800       1,435,000                          1,435,000
UNIVISION COMMUNICATIONS CL A                              52,000        52,000                        5,382,000         5,382,000
USFREIGHTWAYS CORPORATION                   68,500         63,100       131,600       1,682,531        1,549,894         3,232,425
UTILICORP UNITED INC                                      129,100       129,100                        2,565,863         2,565,863
                                                                                  -------------    -------------    --------------

                                                                                     50,024,759      128,069,897       178,094,655
                                                                                  -------------    -------------    --------------

Wholesale Trade

ANIXTER INTERNATIONAL INC                   80,700                       80,700       2,138,550                          2,138,550
ARROW ELECTRONICS INC                                      43,300        43,300                        1,342,300         1,342,300
BINDLEY WESTERN INDUSTRIES INC              74,800                       74,800       1,977,525                          1,977,525
BRIGHTPOINT INC                            142,900                      142,900       1,236,978                          1,236,978
HANDLEMAN CO                                72,000                       72,000         900,000                            900,000
OWENS & MINOR INC HLDG CO                  130,100                      130,100       2,236,094                          2,236,094
PATTERSON DENTAL CO                         30,210         86,350       116,560       1,540,710        4,403,850         5,944,560
RICHARDS ELEC LTD                           83,300                       83,300       1,338,006                          1,338,006
SUIZA FOODS CORP                            38,500                       38,500       1,881,688                          1,881,688
U.S. CAN CORPORATION                        71,000                       71,000       1,233,625                          1,233,625
ULTRAMED                                                  450,000       450,000                                0                 0
UNITED STATIONERS INC                       91,900                       91,900       2,975,263                          2,975,263
                                                                                  -------------    -------------    --------------

                                                                                     17,458,438        5,746,150        23,204,588
                                                                                  -------------    -------------    --------------

Total Common Stocks                                                                 396,907,063      691,054,177     1,087,961,240
                                                                                  -------------    -------------    --------------

CORPORATE FIXED INCOME BONDS & NOTES

Finance, Insurance & Real Estate           Par           Par

IMPAC MORTGAGE HOLDINGS 11%, 2/15/04   $ 2,426,500                    2,426,500       1,941,200                          1,941,200
                                                                                  -------------                     --------------

SHORT-TERM OBLIGATIONS

WARBURG  REPURCHASE AGREEMENT            7,628,000   $ 19,027,000    26,655,000       7,628,000       19,027,000        26,655,000
                                                                                  -------------    -------------    --------------


TOTAL INVESTMENTS
 (COST OF $379,406,041, $606,431,283
 AND $986,837,324, RESPECTIVELY)                                                  $ 406,476,263    $ 710,081,177    $1,116,557,440
                                                                                  =============    =============    ==============

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2000 (UNAUDITED)

                                           Liberty          Liberty
                                       Small Cap Value    Select Value      Pro Forma          Pro Forma
                                            Fund              Fund         Adjustments          Combined

Investments, at value                   $ 406,476,263     $710,081,177     $        -        $1,116,557,440
Cash                                                -                -              -                     -
Receivable for investments sold                     -                -              -                     -
Payable for investments purchased                   -                -              -                     -
Other assets less other liabilities         9,931,124         (337,122)      (500,899)(a)         9,093,103

Net assets                              $ 416,407,387     $709,744,055     $ (500,899)       $1,125,650,543


Class A:
Net assets                              $ 138,969,129     $388,214,593       (239,237)       $  526,944,485
Shares outstanding                          4,268,643       17,372,786      1,946,059            23,587,488
Net asset value                         $       32.56     $      22.35                       $        22.34

Class B:
Net assets                              $ 238,607,222     $298,824,770       (235,656)       $  537,196,336
Shares outstanding                          7,786,282       14,029,006      3,417,043            25,232,331
Net asset value                         $       30.64     $      21.30                       $        21.29

Class C:
Net assets                              $  27,400,025     $ 21,661,061        (21,036)       $   49,040,050
Shares outstanding                            869,870          991,551        384,003             2,245,424
Net asset value                         $       31.50     $      21.85                       $        21.84

Class Z:
Net assets                              $  11,431,011     $  1,043,631         (4,970)       $   12,469,672
Shares outstanding                            346,276           46,541        163,616               556,433
Net asset value                         $       33.01     $      22.42                       $        22.41


(a) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $162,927 and $337,972 to be borne by Liberty Small Cap Value Fund and Liberty Select Value Fund respectively.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)


                                                           LIBERTY SMALL     LIBERTY SELECT      PRO FORMA            PRO FORMA
                                                             CAP FUND            VALUE          ADJUSTMENTS           COMBINED
                                                           ---------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                                     4,583,067         8,174,225                 -           12,757,292
Interest                                                      1,187,526         1,184,633                 -            2,372,159
                                                            -----------       -----------        ----------         ------------
   Total investment income                                    5,770,592         9,358,859                 -           15,129,451

EXPENSES
Management fee                                                3,988,196         5,223,265          (620,877)(a)        8,590,584
Administration fee                                                    -                 -                 - (a)                -
Service fee - Class A, B, C                                   1,214,205         1,861,867                 - (a)        3,076,072
Distribution fee - Class B                                    1,974,223         2,384,795                 - (a)        4,359,018
Distribution fee - Class C                                      229,724           164,376                 - (a)          394,100
Transfer agent fee                                            1,323,581         1,620,653          (579,294)(b)        2,364,940
Bookkeeping fee                                                 183,984           270,663           (33,971)(a)          420,676
Trustees fee                                                     20,766            28,901            (4,432)(c)           45,235
All other expenses                                              669,140           884,431          (448,032)(d)        1,105,539
                                                            -----------       -----------        ----------         ------------
   Total operating expenses                                   9,603,819        12,438,951        (1,539,782)          20,356,164
                                                            -----------       -----------        ----------         ------------
Expense reimbursement                                                 -                 -                 -                    -
                                                            -----------       -----------        ----------         ------------
   Net Expenses                                               9,603,819        12,438,951        (1,539,782)          20,356,164

NET INVESTMENT LOSS                                          (3,833,227)       (3,080,092)        1,539,782           (5,226,713)

NET REALIZED & UNREALIZED GAIN
Net realized gain on:
 Investments                                                 83,353,135       113,063,056                 -          196,416,191
 Closed futures contracts                                             -                 -                 -                    -
 Foreign currency transactions                                        0                (1)                -                   (1)
                                                            -----------       -----------        ----------         ------------
    Net Realized Gain                                        83,353,135       113,063,055                 -          196,416,190
Change in net unrealized appreciation/depreciation                                                                             -
 during the period on:                                                                                                         -
 Investments                                                (55,231,387)      (57,406,602)                -         (112,637,989)
 Open futures contracts                                               -                 -                 -                    -
 Foreign currency transactions                                        -               424                 -                  424
                                                            -----------       -----------        ----------         ------------
    Net Change in Unrealized Appreciation/Depreciation      (55,231,387)      (57,406,178)                -         (112,637,565)
                                                            -----------       -----------        ----------         ------------
      Net Gain                                               28,121,748        55,656,877                 -           83,778,625
                                                            -----------       -----------        ----------         ------------
Increase in Net Assets from Operations                       24,288,521        52,576,785         1,539,782           78,551,912

(a) Based on contract in effect for the surviving fund.
(b) Based on the contract in effect for the surviving fund. Note that a new transfer agent fee structure was implemented for Liberty Select Value
    Fund effective January 1, 2000. The pro forma combined transfer agent fee shown assumes this new agreement was in effect for the entire twelve-month period ended June 30, 2000.
(c) Based on trustee compensation plan for the surviving fund.
(d) Decrease due to the elimination of duplicative expenses achieved by merging the fund.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS

Agriculture, Forestry & Fishing

NABISCO GROUP HOLDINGS                                                               172,400          172,400
RAYONIER INC                                                        53,300                             53,300





Construction

FLUOR CORP                                                                            53,100           53,100
GRANITE CONSTRUCTION INC                                            77,600                             77,600
NVR INC                                                             37,500                             37,500
TOLL BROTHERS INC                                                   39,200                             39,200





Finance, Insurance & Real Estate

AFFILIATED MANAGERS GROUP                                           44,000                             44,000
ALLMERICA FINANCIAL CORP                                                              62,400           62,400
AMBAC FINANCIAL GROUP INC                                                            113,100          113,100
AMERICREDIT CORP                                                   105,600                            105,600
AMERUS LIFE HOLDINGS INC-A                                          82,500                             82,500
ARGOSY GAMING COMPANY                                               97,800                             97,800
BANCWEST CORPORATION                                                52,000           202,800          254,800
BANK UNITED CORP CL A                                               80,700                             80,700
BANKATLANTIC BANCORP INC-B                                         102,900                            102,900
BANKNORTH GROUP INC                                                 97,450           215,500          312,950
BEAR STEARNS COMPANIES INC                                                            90,600           90,600
CAPITAL ONE FINANCIAL CORP                                                            57,000           57,000
CAPITOL FEDERAL FINANCIAL                                          177,000                            177,000
CHASE MANHATTAN CORP (NEW)                        150,000                                             150,000
CINCINNATI FINANCIAL CORP                                                             71,900           71,900
CITY NATIONAL CORP                                                                   146,800          146,800
COMMERCE BANCORP INC                                                52,185                             52,185
COMMUNITY BANK SYSTEM INC                                           74,500                             74,500
COMPASS BANCSHARES INC                                                                90,000           90,000
CULLEN/FROST BANKERS INC                                            60,700           130,500          191,200
DELPHI FINANCIAL GROUP CLASS A                                      67,668                             67,668
DOW JONES & CO INC                                                                    19,200           19,200
DOWNEY FINL CP                                                      91,400                             91,400
EDWARDS (A.G.), INC                                                                   79,100           79,100
ENHANCE FINANCIAL SVCS GROUP                                       103,600                            103,600
FIDELITY NATIONAL FINL INC                                         135,560                            135,560
FINL SECURITY ASSURANCE HLDG                                                          40,000           40,000
FIRST FEDERAL CAPITAL CORP                                         155,100                            155,100
FIRSTAR CORP                                       50,000                                              50,000
FIRSTFED FINANCIAL CORP                                            144,400                            144,400
GALLAGHER (ARTHUR J.) & CO.                                         55,080                             55,080
GOLDEN STATE BANCORP                                                                 263,200          263,200
GOLDEN STATE BANCORP-LITIG WT                                                        155,000          155,000
GOLDEN WEST FINANCIAL CORP                        351,700                             88,200          439,900
GREATER BAY BANCORP                                                 46,000                             46,000
GREENPOINT FINANCIAL CORP                                                            236,400          236,400
HCA-THE HEALTHCARE CORP                           334,900                                             334,900
HUDSON UNITED BANCORP                                               87,844                             87,844
INDEPENDENCE COMMUNITY BANK                                        153,400                            153,400
KNIGHT TRADING GROUP INC                                                              40,700           40,700
LEHMAN BROTHERS HLDG INC                                                              71,700           71,700
LOEWS CORP                                                                            69,500           69,500
MAF BANCORP INC                                                    109,500                            109,500
MARCHFIRST INC                                                      36,700                             36,700
MGIC INV CORP                                                                         69,600           69,600
MIDLAND CO                                                          45,400                             45,400
MONY GROUP INC                                                                        61,800           61,800
NATIONWIDE FINANCIAL SERV A                                                          154,800          154,800
NORTH FORK BANCORPORATION                                           95,200           282,400          377,600
PACIFIC CENTURY FINL CORP                                                            196,300          196,300
PAINE WEBBER GROUP INC                                                                49,000           49,000
PMI GROUP INC                                      75,000           43,100           100,200          218,300


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS

Agriculture, Forestry & Fishing

NABISCO GROUP HOLDINGS                                                             $   4,471,625      $    4,471,625
RAYONIER INC                                                    $   1,912,138                              1,912,138
                                                                -------------      -------------      --------------

                                                                    1,912,138          4,471,625           6,383,763
                                                                -------------      -------------      --------------

Construction

FLUOR CORP                                                                             1,679,288           1,679,288
GRANITE CONSTRUCTION INC                                            1,901,200                              1,901,200
NVR INC                                                             2,137,500                              2,137,500
TOLL BROTHERS INC                                                     803,600                                803,600
                                                                -------------      -------------      --------------

                                                                    4,842,300          1,679,288           6,521,588
                                                                -------------      -------------      --------------

Finance, Insurance & Real Estate

AFFILIATED MANAGERS GROUP                                           2,002,000                              2,002,000
ALLMERICA FINANCIAL CORP                                                               3,268,200           3,268,200
AMBAC FINANCIAL GROUP INC                                                              6,199,294           6,199,294
AMERICREDIT CORP                                                    1,795,200                              1,795,200
AMERUS LIFE HOLDINGS INC-A                                          1,701,563                              1,701,563
ARGOSY GAMING COMPANY                                               1,405,875                              1,405,875
BANCWEST CORPORATION                                                  854,750          3,333,525           4,188,275
BANK UNITED CORP CL A                                               2,839,631                              2,839,631
BANKATLANTIC BANCORP INC-B                                            604,538                                604,538
BANKNORTH GROUP INC                                                 1,492,203          3,299,844           4,792,047
BEAR STEARNS COMPANIES INC                                                             3,771,225           3,771,225
CAPITAL ONE FINANCIAL CORP                                                             2,543,625           2,543,625
CAPITOL FEDERAL FINANCIAL                                           1,958,063                              1,958,063
CHASE MANHATTAN CORP (NEW)                   $   6,909,375                                                 6,909,375
CINCINNATI FINANCIAL CORP                                                              2,260,356           2,260,356
CITY NATIONAL CORP                                                                     5,211,400           5,211,400
COMMERCE BANCORP INC                                                2,400,510                              2,400,510
COMMUNITY BANK SYSTEM INC                                           1,652,969                              1,652,969
COMPASS BANCSHARES INC                                                                 1,535,625           1,535,625
CULLEN/FROST BANKERS INC                                            1,597,169          3,433,781           5,030,950
DELPHI FINANCIAL GROUP CLASS A                                      2,296,488                              2,296,488
DOW JONES & CO INC                                                                     1,406,400           1,406,400
DOWNEY FINL CP                                                      2,650,600                              2,650,600
EDWARDS (A.G.), INC                                                                    3,084,900           3,084,900
ENHANCE FINANCIAL SVCS GROUP                                        1,489,250                              1,489,250
FIDELITY NATIONAL FINL INC                                          2,482,443                              2,482,443
FINL SECURITY ASSURANCE HLDG                                                           3,035,000           3,035,000
FIRST FEDERAL CAPITAL CORP                                          1,715,794                              1,715,794
FIRSTAR CORP                                     1,053,125                                                 1,053,125
FIRSTFED FINANCIAL CORP                                             2,039,650                              2,039,650
GALLAGHER (ARTHUR J.) & CO.                                         2,313,360                              2,313,360
GOLDEN STATE BANCORP                                                                   4,737,600           4,737,600
GOLDEN STATE BANCORP-LITIG WT                                                            174,375             174,375
GOLDEN WEST FINANCIAL CORP                      14,353,756                             3,599,663          17,953,419
GREATER BAY BANCORP                                                 2,150,500                              2,150,500
GREENPOINT FINANCIAL CORP                                                              4,432,500           4,432,500
HCA-THE HEALTHCARE CORP                         10,172,588                                                10,172,588
HUDSON UNITED BANCORP                                               1,971,000                              1,971,000
INDEPENDENCE COMMUNITY BANK                                         2,032,550                              2,032,550
KNIGHT TRADING GROUP INC                                                               1,213,369           1,213,369
LEHMAN BROTHERS HLDG INC                                                               6,780,131           6,780,131
LOEWS CORP                                                                             4,170,000           4,170,000
MAF BANCORP INC                                                     1,991,531                              1,991,531
MARCHFIRST INC                                                        669,775                                669,775
MGIC INV CORP                                                                          3,166,800           3,166,800
MIDLAND CO                                                          1,112,300                              1,112,300
MONY GROUP INC                                                                         2,089,613           2,089,613
NATIONWIDE FINANCIAL SERV A                                                            5,089,050           5,089,050
NORTH FORK BANCORPORATION                                           1,439,900          4,271,300           5,711,200
PACIFIC CENTURY FINL CORP                                                              2,870,888           2,870,888
PAINE WEBBER GROUP INC                                                                 2,229,500           2,229,500
PMI GROUP INC                                    3,562,500          2,047,250          4,759,500          10,369,250

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
PROVIDENT BANKSHARES CORP                                          127,680                            127,680
RADIAN GROUP INC                                                    90,300            94,500          184,800
RAYMOND JAMES FINANCIAL INC                                         52,300                             52,300
RENAISSANCERE HOLDINGS LTD                                          42,200                             42,200
SOVEREIGN BANCORP INC                                                                506,600          506,600
ST PAUL COMPANIES INC                                                                121,800          121,800
STATE AUTO FINANCIAL CORP                                           86,000                             86,000
STATEN ISLAND BANCORP INC                                           68,000                             68,000
SUSQUEHANNA BANCSHARES INC                                         100,000                            100,000
TORCHMARK INSURANCE                                                                   57,900           57,900
UMB FINANCIAL CORP                                                  62,500                             62,500
UNIONBANCAL CORPORATION                                                              143,200          143,200
UNITED HEALTHCARE CORP                                                                98,000           98,000
WALTER INDUSTRIES INC                                              113,500                            113,500
WASHINGTON MUTUAL  INC                            382,600                                             382,600
WEBSTER FINANCIAL CORP                                             104,300           114,600          218,900
WELLPOINT HEALTH NETWORKS                                                             62,200           62,200
WHITNEY HOLDING CORP                                                71,500                             71,500





Manufacturing

ACTEL CORP                                                          50,500                             50,500
ACUSON CORP                                       515,700                                             515,700
ADAC LABORATORIES                                                   99,400                             99,400
ADC TELECOMMUNICATIONS INC                                                            91,100           91,100
ADVANCED DIGITAL INFO CORP                                          21,600            21,900           43,500
ADVANCED MICRO DEVICES INC                                                            48,600           48,600
AGRIBRANDS INTERNATIONAL INC                                        30,700                             30,700
AIR PRODUCTS & CHEMICALS INC                      200,000                                             200,000
ALBEMARLE CORP                                                      54,800                             54,800
ALLIANT TECHSYSTEMS INC                                             20,400                             20,400
ALPHARMA INC                                                        44,000                             44,000
ALTERA CORPORATION                                                                    62,800           62,800
AMERADA HESS CORP                                  60,000                             47,000          107,000
ANALOG DEVICES INC.                                                                   40,100           40,100
ANDREW CORP                                       603,900                                             603,900
APPLE COMPUTER INC                                                                   124,800          124,800
APPLIED MICRO CIRCUITS CORP                                                           46,300           46,300
ARVIN INDUSTRIES INC                                                48,400                             48,400
ATMEL CORP                                                                            73,700           73,700
AUDIOVOX CORP -CL A                                                 32,000                             32,000
AURORA BIOSCIENCES CORP                                             13,200                             13,200
AVX CORP                                          430,600                                             430,600
B F GOODRICH CO                                                                      102,700          102,700
BALDOR ELECTRIC                                                     43,300                             43,300
BARNES GROUP INC                                                   100,000                            100,000
BARR LABORATORIES INC                                               24,000                             24,000
BAUSCH & LOMB INC                                                                     19,400           19,400
BELL AND HOWELL COMPANY                                             38,500                             38,500
BETHLEHEM STEEL CORP                                               173,800                            173,800
BIOGEN INC                                                                            21,400           21,400
BIOMET INC                                        270,000                                             270,000
BOISE CASCADE CORP                                                  48,000            95,200          143,200
BRISTOL-MYERS SQUIBB CO                            50,000                                              50,000
BRUNSWICK CORP                                                                       122,200          122,200
BURR-BROWN CORP                                                     12,600                             12,600
C R BARD INC                                                                          40,000           40,000
CACI INTERNATIONAL INC-CL A                                         64,000                             64,000
CANANDAIGUA BRANDS INC                                              83,100                             83,100
CARLISLE COS INC                                  242,000           41,300                            283,300
CARPENTER TECHNOLOGY CORP                         130,000                                             130,000
CENTEX CONSTRUCTION PRODUCTS                                        41,900                             41,900
CHIRON CORP                                                                           77,800           77,800
CHURCH & DWIGHT CO                                                  74,000                             74,000
CLECO CORP                                                          30,000                             30,000
COMMSCOPE INC                                                       46,700                             46,700
COMPAQ COMPUTER CORP                              250,000                                             250,000
COMVERSE TECH                                                                         64,400           64,400
COOPER TIRE & RUBBER CO                           280,000                                             280,000


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
PROVIDENT BANKSHARES CORP                                           1,723,680                              1,723,680
RADIAN GROUP INC                                                    4,673,025          4,890,375           9,563,400
RAYMOND JAMES FINANCIAL INC                                         1,176,750                              1,176,750
RENAISSANCERE HOLDINGS LTD                                          1,838,338                              1,838,338
SOVEREIGN BANCORP INC                                                                  3,562,031           3,562,031
ST PAUL COMPANIES INC                                                                  4,156,425           4,156,425
STATE AUTO FINANCIAL CORP                                           1,021,250                              1,021,250
STATEN ISLAND BANCORP INC                                           1,198,500                              1,198,500
SUSQUEHANNA BANCSHARES INC                                          1,425,000                              1,425,000
TORCHMARK INSURANCE                                                                    1,429,406           1,429,406
UMB FINANCIAL CORP                                                  2,050,781                              2,050,781
UNIONBANCAL CORPORATION                                                                2,658,150           2,658,150
UNITED HEALTHCARE CORP                                                                 8,403,500           8,403,500
WALTER INDUSTRIES INC                                               1,298,156                              1,298,156
WASHINGTON MUTUAL  INC                          11,047,575                                                11,047,575
WEBSTER FINANCIAL CORP                                              2,314,156          2,542,688           4,856,844
WELLPOINT HEALTH NETWORKS                                                              4,505,613           4,505,613
WHITNEY HOLDING CORP                                                2,444,406                              2,444,406
                                             -------------      -------------      -------------      --------------

                                                47,098,919         69,870,902        124,115,650         241,085,470
                                             -------------      -------------      -------------      --------------

Manufacturing

ACTEL CORP                                                          2,304,063                              2,304,063
ACUSON CORP                                      6,961,950                                                 6,961,950
ADAC LABORATORIES                                                   2,385,600                              2,385,600
ADC TELECOMMUNICATIONS INC                                                             7,641,013           7,641,013
ADVANCED DIGITAL INFO CORP                                            344,250            349,031             693,281
ADVANCED MICRO DEVICES INC                                                             3,754,350           3,754,350
AGRIBRANDS INTERNATIONAL INC                                        1,287,481                              1,287,481
AIR PRODUCTS & CHEMICALS INC                     6,162,500                                                 6,162,500
ALBEMARLE CORP                                                      1,082,300                              1,082,300
ALLIANT TECHSYSTEMS INC                                             1,375,725                              1,375,725
ALPHARMA INC                                                        2,739,000                              2,739,000
ALTERA CORPORATION                                                                     6,401,675           6,401,675
AMERADA HESS CORP                                3,705,000                             2,902,250           6,607,250
ANALOG DEVICES INC.                                                                    3,047,600           3,047,600
ANDREW CORP                                     20,268,394                                                20,268,394
APPLE COMPUTER INC                                                                     6,536,400           6,536,400
APPLIED MICRO CIRCUITS CORP                                                            4,572,125           4,572,125
ARVIN INDUSTRIES INC                                                  840,950                                840,950
ATMEL CORP                                                                             2,717,688           2,717,688
AUDIOVOX CORP -CL A                                                   706,000                                706,000
AURORA BIOSCIENCES CORP                                               900,075                                900,075
AVX CORP                                         9,876,888                                                 9,876,888
B F GOODRICH CO                                                                        3,498,219           3,498,219
BALDOR ELECTRIC                                                       806,463                                806,463
BARNES GROUP INC                                                    1,631,250                              1,631,250
BARR LABORATORIES INC                                               1,075,500                              1,075,500
BAUSCH & LOMB INC                                                                      1,501,075           1,501,075
BELL AND HOWELL COMPANY                                               933,625                                933,625
BETHLEHEM STEEL CORP                                                  619,163                                619,163
BIOGEN INC                                                                             1,380,300           1,380,300
BIOMET INC                                      10,378,125                                                10,378,125
BOISE CASCADE CORP                                                  1,242,000          2,463,300           3,705,300
BRISTOL-MYERS SQUIBB CO                          2,912,500                                                 2,912,500
BRUNSWICK CORP                                                                         2,023,938           2,023,938
BURR-BROWN CORP                                                     1,092,263                              1,092,263
C R BARD INC                                                                           1,925,000           1,925,000
CACI INTERNATIONAL INC-CL A                                         1,248,000                              1,248,000
CANANDAIGUA BRANDS INC                                              4,191,356                              4,191,356
CARLISLE COS INC                                10,890,000          1,858,500                             12,748,500
CARPENTER TECHNOLOGY CORP                        2,746,250                                                 2,746,250
CENTEX CONSTRUCTION PRODUCTS                                          950,606                                950,606
CHIRON CORP                                                                            3,695,500           3,695,500
CHURCH & DWIGHT CO                                                  1,332,000                              1,332,000
CLECO CORP                                                          1,005,000                              1,005,000
COMMSCOPE INC                                                       1,914,700                              1,914,700
COMPAQ COMPUTER CORP                             6,390,625                                                 6,390,625
COMVERSE TECH                                                                          5,989,200           5,989,200
COOPER TIRE & RUBBER CO                          3,115,000                                                 3,115,000

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
CORN PRODUCTS INTL INC                                              45,300                             45,300
CREE INC                                                             6,300                              6,300
CROWN CORK AND SEAL CO. INC.                                                         141,100          141,100
CYMER INC                                                           34,300                             34,300
CYPRESS SEMICONDUCTOR CORP                                          30,400            45,800           76,200
CYTEC INDUSTRIES INC                                               129,300                            129,300
DALLAS SEMICONDUCTOR CORP                                                             68,200           68,200
DELPHI AUTOMOTIVE SYSTEMS                                                            158,800          158,800
DEXTER CORP                                       235,000                                             235,000
DOVER CORP                                                                           120,900          120,900
EATON CORP                                                                            45,500           45,500
ECOLAB INC                                        256,800                             21,100          277,900
EI DUPONT DE NEMOURS & CO INC                     100,000                                             100,000
ELANTEC SEMICONDUCTOR INC                                           14,200                             14,200
EMULEX CORP                                                          6,400                              6,400
ENGELHARD CORPORATION                                                                175,300          175,300
ESTERLINE TECHNOLOGIES CORP                                         87,700                             87,700
ETHAN ALLEN INTERIORS INC                                           56,400                             56,400
EXFO ELECTRO-OPTICAL ENGINEE                        6,200                                               6,200
FLOWSERVE CORP                                    215,000                                             215,000
FMC CORP                                                                              66,000           66,000
FOSSIL INC                                                          69,925                             69,925
FULLER (H.B.) CO                                                    20,000                             20,000
FURNITURE BRANDS INTL INC                                           91,600           119,300          210,900
GEHL CO                                                             90,600                             90,600
GENERAL SEMICONDUCTOR INC                                           89,600                             89,600
GENTEX CORP                                        74,000                                              74,000
GEON COMPANY                                                        53,000                             53,000
GEORGIA PACIFIC CORP                              130,000                             91,200          221,200
GLATFELTER (P.H.) CO                                               110,600                            110,600
GLENAYRE TECHNOLOGIES INC                                          127,000                            127,000
GRANT PRIDECO INC                                                                    103,800          103,800
HAIN CELESTIAL GROUP INC                                            59,000                             59,000
HANNA CO                                                           169,800                            169,800
HARLEY DAVIDSON                                                                      118,000          118,000
HARMAN INTERNATIONAL INC NEW                                        43,000                             43,000
HARRIS CORPORATION DEL                                                                49,300           49,300
HARSCO CORP                                                         41,700                             41,700
HAVERTY FURNITURE                                                   10,000                             10,000
HELIX TECHNOLOGY CORP                                                6,800                              6,800
HORMEL FOODS CORP                                                                    137,400          137,400
IDEC PHARMACEUTICALS CORP                                           17,000                             17,000
IMATION CORP                                                        55,600                             55,600
IMMUNEX CORP                                                                          14,500           14,500
IMPERIAL CHEM IND INC ADR                         375,400                                             375,400
INFOCUS CORP                                                        70,200                             70,200
INGERSOLL RAND CO                                                                    157,100          157,100
INTEGRATED DEVICES TECH INC                                         46,800            36,100           82,900
INTERNATIONAL HOME FOODS INC                                       115,100                            115,100
INTERNATIONAL RECTIFIER CORP                                        73,000                             73,000
INTERSTATE BAKERIES                                                                  181,700          181,700
INTL BUSINESS MACHINES CORP                        60,000                                              60,000
INTUIT INC                                                                            84,300           84,300
IVAX CORP                                                                            158,850          158,850
JDS UNIPHASE CORP                                                                     22,000           22,000
JOHNSON CONTROLS INC                                                                  92,500           92,500
JONES PHARMA INC                                                    51,150                             51,150
KELLWOOD CO                                                         37,700                             37,700
KEMET CORP                                                          20,400                             20,400
KENNAMETAL INC                                                      43,800                             43,800
KNIGHT RIDDER INC                                                   30,300            88,100          118,400
LAFARGE CORP                                                                          78,000           78,000
LAM RESEARCH CORP                                                   35,400                             35,400
LATTICE SEMICONDUCTOR CORP                                           6,300                              6,300
LEAR CORP                                         157,000                            119,200          276,200
LINEAR TECHNOLOGY CORP                                                                97,100           97,100
LITTLEFUSE INC                                    495,000                                             495,000
LOCKHEED MARTIN CORP                                                                 153,200          153,200
LONGVIEW FIBRE CO                                                  152,500                            152,500
LSI LOGIC CORP                                                                        51,400           51,400
LUBRIZOL CORP                                                       69,800           170,800          240,600


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
CORN PRODUCTS INTL INC                                              1,200,450                              1,200,450
CREE INC                                                              841,050                                841,050
CROWN CORK AND SEAL CO. INC.                                                           2,116,500           2,116,500
CYMER INC                                                           1,637,825                              1,637,825
CYPRESS SEMICONDUCTOR CORP                                          1,284,400          1,935,050           3,219,450
CYTEC INDUSTRIES INC                                                3,192,094                              3,192,094
DALLAS SEMICONDUCTOR CORP                                                              2,779,150           2,779,150
DELPHI AUTOMOTIVE SYSTEMS                                                              2,312,525           2,312,525
DEXTER CORP                                     11,280,000                                                11,280,000
DOVER CORP                                                                             4,904,006           4,904,006
EATON CORP                                                                             3,048,500           3,048,500
ECOLAB INC                                      10,031,250                               824,219          10,855,469
EI DUPONT DE NEMOURS & CO INC                    4,375,000                                                 4,375,000
ELANTEC SEMICONDUCTOR INC                                             988,675                                988,675
EMULEX CORP                                                           420,400                                420,400
ENGELHARD CORPORATION                                                                  2,991,056           2,991,056
ESTERLINE TECHNOLOGIES CORP                                         1,304,538                              1,304,538
ETHAN ALLEN INTERIORS INC                                           1,353,600                              1,353,600
EXFO ELECTRO-OPTICAL ENGINEE                       272,025                                                   272,025
FLOWSERVE CORP                                   3,238,438                                                 3,238,438
FMC CORP                                                                               3,828,000           3,828,000
FOSSIL INC                                                          1,359,167                              1,359,167
FULLER (H.B.) CO                                                      911,250                                911,250
FURNITURE BRANDS INTL INC                                           1,385,450          1,804,413           3,189,863
GEHL CO                                                             1,291,050                              1,291,050
GENERAL SEMICONDUCTOR INC                                           1,321,600                              1,321,600
GENTEX CORP                                      1,859,250                                                 1,859,250
GEON COMPANY                                                          980,500                                980,500
GEORGIA PACIFIC CORP                             3,412,500                             2,394,000           5,806,500
GLATFELTER (P.H.) CO                                                1,126,738                              1,126,738
GLENAYRE TECHNOLOGIES INC                                           1,341,438                              1,341,438
GRANT PRIDECO INC                                                                      2,595,000           2,595,000
HAIN CELESTIAL GROUP INC                                            2,164,563                              2,164,563
HANNA CO                                                            1,528,200                              1,528,200
HARLEY DAVIDSON                                                                        4,543,000           4,543,000
HARMAN INTERNATIONAL INC NEW                                        2,623,000                              2,623,000
HARRIS CORPORATION DEL                                                                 1,614,575           1,614,575
HARSCO CORP                                                         1,063,350                              1,063,350
HAVERTY FURNITURE                                                      85,000                                 85,000
HELIX TECHNOLOGY CORP                                                 265,200                                265,200
HORMEL FOODS CORP                                                                      2,310,038           2,310,038
IDEC PHARMACEUTICALS CORP                                           1,994,313                              1,994,313
IMATION CORP                                                        1,633,250                              1,633,250
IMMUNEX CORP                                                                             716,844             716,844
IMPERIAL CHEM IND INC ADR                       11,567,013                                                11,567,013
INFOCUS CORP                                                        2,259,563                              2,259,563
INGERSOLL RAND CO                                                                      6,323,275           6,323,275
INTEGRATED DEVICES TECH INC                                         2,802,150          2,161,488           4,963,638
INTERNATIONAL HOME FOODS INC                                        2,409,906                              2,409,906
INTERNATIONAL RECTIFIER CORP                                        4,088,000                              4,088,000
INTERSTATE BAKERIES                                                                    2,543,800           2,543,800
INTL BUSINESS MACHINES CORP                      6,573,750                                                 6,573,750
INTUIT INC                                                                             3,487,913           3,487,913
IVAX CORP                                                                              6,592,275           6,592,275
JDS UNIPHASE CORP                                                                      2,637,250           2,637,250
JOHNSON CONTROLS INC                                                                   4,746,406           4,746,406
JONES PHARMA INC                                                    2,042,803                              2,042,803
KELLWOOD CO                                                           796,413                                796,413
KEMET CORP                                                            511,275                                511,275
KENNAMETAL INC                                                        938,963                                938,963
KNIGHT RIDDER INC                                                   1,611,581          4,685,819           6,297,400
LAFARGE CORP                                                                           1,638,000           1,638,000
LAM RESEARCH CORP                                                   1,327,500                              1,327,500
LATTICE SEMICONDUCTOR CORP                                            435,488                                435,488
LEAR CORP                                        3,140,000                             2,384,000           5,524,000
LINEAR TECHNOLOGY CORP                                                                 6,208,331           6,208,331
LITTLEFUSE INC                                  24,255,000                                                24,255,000
LOCKHEED MARTIN CORP                                                                   3,801,275           3,801,275
LONGVIEW FIBRE CO                                                   1,687,031                              1,687,031
LSI LOGIC CORP                                                                         2,782,025           2,782,025
LUBRIZOL CORP                                                       1,465,800          3,586,800           5,052,600

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)


                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
LUXOTTICA GROU SPA-SPON ADR                                         50,200                             50,200
LYONDELL PETRO                                                                       321,500          321,500
MALLINCKRODT INC                                  130,000                                             130,000
MANITOWOC INC                                                       66,100                             66,100
MATTSON TECHNOLOGY INC                                              16,100                             16,100
MAXIM INTEGRATED PRODUCTS INC                                                         64,300           64,300
MCCORMICK & CO                                                                        96,800           96,800
MERITOR AUTOMOTIVE INC                                                               281,900          281,900
MICHAEL FOODS INC                                                   59,700                             59,700
MICROCHIP TECHNOLOGY                                                                  45,000           45,000
MICRON TECHNOLOGY INCORPORATED                                                        26,000           26,000
MILACRON INC                                                        86,400                             86,400
MILLENNIUM CHEMICALS INC                          234,100                                             234,100
MKS INSTRUMENTS INC                                                 34,000                             34,000
MRV COMMUNICATIONS INC                                              20,600                             20,600
MUELLER INDUSTRIES INC                                              85,100           148,000          233,100
MYLAN LABORATORIES, INC                                                              125,000          125,000
NACCO INDUSTRIES INC CL A                                           31,200                             31,200
NATIONAL SEMICONDUCTOR CORP                                                           46,900           46,900
NAVISTAR INTERNATIONAL                                                               129,600          129,600
NEW YORK TIMES CO CLASS A                                                            115,000          115,000
NORTEK INC.                                                         63,800                             63,800
NORTHROP GRUMMAN CORP                                                                 35,400           35,400
NOVELLUS SYSTEMS INC                                                                  98,400           98,400
NUCOR CORP                                                                            70,200           70,200
OCEANEERING INTL INC                                                44,000                             44,000
OM GROUP INC                                      369,500                                             369,500
OSHKOSH TRUCK CORP                                                  32,850                             32,850
PACCAR INC                                                                            50,900           50,900
PARK ELECTROCHEMICAL CORP                                           77,900                             77,900
PARKER HANNIFIN CORP                                                                  39,800           39,800
PE CORP-CELERA GENOMICS GRP                                         26,400                             26,400
PE CORP-PE BIOSYSTEMS GROUP                                                           28,800           28,800
PENNZOIL-QUAKER STATE CO                                            91,800                             91,800
PENTAIR INC                                                         40,400                             40,400
PEPSI BOTTLING GROUP                                                                 193,200          193,200
PHELPS DODGE CORP                                  65,908                                              65,908
PHILLIPS VAN HEUSEN CORP                                            97,500                             97,500
PHOTON DYNAMICS INC                                                  8,600                              8,600
PLEXUS CORP                                                         21,500                             21,500
PPG INDUSTRIES INC                                                                   102,100          102,100
PRAXAIR INC                                       130,000                                             130,000
PRECISION CASTPARTS CORP                                            22,500                             22,500
PROTEIN DESIGN LABS INC                                             10,500                             10,500
QUANEX CORP                                                         72,700                             72,700
REYNOLDS & REYNOLDS CO                            280,000                                             280,000
RUSS BERRIE & CO INC                                                61,600                             61,600
RYERSON TULL INC                                                    93,598                             93,598
SABRE HOLDINGS CORP                                72,265                                              72,265
SANMINA CORPX                                                                         77,400           77,400
SEAGATE TECHNOLOGY INC                            145,800                                             145,800
SEMTECH CORP                                                        25,800                             25,800
SHIRE PHARMACEUTICALS-ADR                                           32,184                             32,184
SILICON VALLEY GROUP INC                                            95,100                             95,100
SPRINGS INDUSTRIES INC                                              22,100                             22,100
SPS TECHNOLOGIES, IN                                                26,300                             26,300
STORAGENETWORKS INC                                                 11,700                             11,700
STURM RUGER & CO INC                                               181,300                            181,300
SUPERIOR INDUSTRIES INTL                          250,200           72,100                            322,300
TEKTRONIX INC                                                       19,700                             19,700
TELCOM SEMICONDUCTOR INC                                            19,300                             19,300
TEMPLE INLAND INC                                                                     34,500           34,500
TERADYNE INC                                                                          84,598           84,598
TEREX CORP                                                          84,900                             84,900
TESORO PETROLEUM CORP                                              141,500                            141,500
TEXAS INDUSTRIES INC                                                60,500                             60,500
TIME WARNER TELECOM-CL A                                                               9,400            9,400
TIMKEN CO                                                           97,100                             97,100
TOPPS COMPANY                                                      133,100                            133,100
TORO CO                                                             44,700                             44,700
TOSCO CORP                                                                           159,600          159,600


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
LUXOTTICA GROU SPA-SPON ADR                                           611,813                                611,813
LYONDELL PETRO                                                                         5,385,125           5,385,125
MALLINCKRODT INC                                 5,646,875                                                 5,646,875
MANITOWOC INC                                                       1,768,175                              1,768,175
MATTSON TECHNOLOGY INC                                                523,250                                523,250
MAXIM INTEGRATED PRODUCTS INC                                                          4,368,381           4,368,381
MCCORMICK & CO                                                                         3,146,000           3,146,000
MERITOR AUTOMOTIVE INC                                                                 3,100,900           3,100,900
MICHAEL FOODS INC                                                   1,462,650                              1,462,650
MICROCHIP TECHNOLOGY                                                                   2,621,953           2,621,953
MICRON TECHNOLOGY INCORPORATED                                                         2,289,625           2,289,625
MILACRON INC                                                        1,252,800                              1,252,800
MILLENNIUM CHEMICALS INC                         3,979,700                                                 3,979,700
MKS INSTRUMENTS INC                                                 1,330,250                              1,330,250
MRV COMMUNICATIONS INC                                              1,385,350                              1,385,350
MUELLER INDUSTRIES INC                                              2,382,800          4,144,000           6,526,800
MYLAN LABORATORIES, INC                                                                2,281,250           2,281,250
NACCO INDUSTRIES INC CL A                                           1,095,900                              1,095,900
NATIONAL SEMICONDUCTOR CORP                                                            2,661,575           2,661,575
NAVISTAR INTERNATIONAL                                                                 4,025,700           4,025,700
NEW YORK TIMES CO CLASS A                                                              4,542,500           4,542,500
NORTEK INC.                                                         1,260,050                              1,260,050
NORTHROP GRUMMAN CORP                                                                  2,345,250           2,345,250
NOVELLUS SYSTEMS INC                                                                   5,565,750           5,565,750
NUCOR CORP                                                                             2,329,763           2,329,763
OCEANEERING INTL INC                                                  836,000                                836,000
OM GROUP INC                                    16,258,000                                                16,258,000
OSHKOSH TRUCK CORP                                                  1,174,388                              1,174,388
PACCAR INC                                                                             2,020,094           2,020,094
PARK ELECTROCHEMICAL CORP                                           2,809,269                              2,809,269
PARKER HANNIFIN CORP                                                                   1,363,150           1,363,150
PE CORP-CELERA GENOMICS GRP                                         2,468,400                              2,468,400
PE CORP-PE BIOSYSTEMS GROUP                                                            1,897,200           1,897,200
PENNZOIL-QUAKER STATE CO                                            1,107,338                              1,107,338
PENTAIR INC                                                         1,434,200                              1,434,200
PEPSI BOTTLING GROUP                                                                   5,639,025           5,639,025
PHELPS DODGE CORP                                2,450,954                                                 2,450,954
PHILLIPS VAN HEUSEN CORP                                              926,250                                926,250
PHOTON DYNAMICS INC                                                   642,313                                642,313
PLEXUS CORP                                                         2,429,500                              2,429,500
PPG INDUSTRIES INC                                                                     4,524,306           4,524,306
PRAXAIR INC                                      4,866,875                                                 4,866,875
PRECISION CASTPARTS CORP                                            1,018,125                              1,018,125
PROTEIN DESIGN LABS INC                                             1,732,008                              1,732,008
QUANEX CORP                                                         1,081,413                              1,081,413
REYNOLDS & REYNOLDS CO                           5,110,000                                                 5,110,000
RUSS BERRIE & CO INC                                                1,185,800                              1,185,800
RYERSON TULL INC                                                      971,079                                971,079
SABRE HOLDINGS CORP                              2,059,553                                                 2,059,553
SANMINA CORPX                                                                          6,617,700           6,617,700
SEAGATE TECHNOLOGY INC                           8,019,000                                                 8,019,000
SEMTECH CORP                                                        1,973,297                              1,973,297
SHIRE PHARMACEUTICALS-ADR                                           1,669,546                              1,669,546
SILICON VALLEY GROUP INC                                            2,460,713                              2,460,713
SPRINGS INDUSTRIES INC                                                711,344                                711,344
SPS TECHNOLOGIES, IN                                                1,079,944                              1,079,944
STORAGENETWORKS INC                                                 1,055,925                              1,055,925
STURM RUGER & CO INC                                                1,609,038                              1,609,038
SUPERIOR INDUSTRIES INTL                         6,442,650          1,856,575                              8,299,225
TEKTRONIX INC                                                       1,457,800                              1,457,800
TELCOM SEMICONDUCTOR INC                                              779,238                                779,238
TEMPLE INLAND INC                                                                      1,449,000           1,449,000
TERADYNE INC                                                                           6,217,953           6,217,953
TEREX CORP                                                          1,199,213                              1,199,213
TESORO PETROLEUM CORP                                               1,432,688                              1,432,688
TEXAS INDUSTRIES INC                                                1,746,938                              1,746,938
TIME WARNER TELECOM-CL A                                                                 605,125             605,125
TIMKEN CO                                                           1,808,488                              1,808,488
TOPPS COMPANY                                                       1,530,650                              1,530,650
TORO CO                                                             1,472,306                              1,472,306
TOSCO CORP                                                                             4,518,675           4,518,675

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
TOWER AUTOMOTIVE INC                                                76,100                             76,100
TRIQUINT SEMICONDUCTOR INC                                           9,900                              9,900
TUPPERWARE CORPORATION                                              86,800           166,100          252,900
ULTRAMAR DIAMOND SHAMROCK CORP                                                        65,600           65,600
UNIFI INC                                         145,475                                             145,475
UNISYS CORP                                                                          181,500          181,500
US INDUSTRIES INC                                 252,500                                             252,500
USG CORP NEW                                                                         123,200          123,200
USX-US STEEL GROUP                                                                    44,400           44,400
VALASSIS COMM. INC                                                 105,250           129,700          234,950
VARIAN INC                                                          16,700                             16,700
VERTEX PHARMACEUTICALS INC                                          12,500                             12,500
VICAL INC                                                           43,800                             43,800
VISHAY INTERTECHNOLOGY                                                               158,400          158,400
VITESSE SEMICONDUCTOR CORP                                                            72,100           72,100
W R GRACE & CO                                                     132,900           189,000          321,900
WATERS CORPORATION                                                                    48,900           48,900
WATSON PHARMACEUTICALS                                                                67,900           67,900
WEATHERFORD INTERNATIONAL                                                            103,800          103,800
WESTVACO CORP                                                                        169,800          169,800
WHIRLPOOL CORP                                                                        51,700           51,700
WILLAMETTE IND INC                                                                    90,600           90,600
WINNEBAGO INDUSTRIES                                                40,900                             40,900
WOLVERINE WORLD WIDE INC                          546,000                                             546,000
WORTHINGTON INDUSTRIES                                             205,200                            205,200
XILINIX INC                                                                           63,000           63,000
ZEBRA TECHNOLOGIES CORP-CL A                                        24,100                             24,100





Mining & Energy

BJ SERVICES CO                                                                        81,700           81,700
CROSS TIMBER OIL CO                               768,725                                             768,725
DIAMOND OFFSHORE DRILLING                                                            130,000          130,000
FALCON DRILLING COMPANY INC                                         43,700           244,000          287,700
F-PORT MCMORAN COP & GOLD                         200,000                                             200,000
HS RESOURCES INC                                                   100,100                            100,100
NOBLE DRILLING CORP                                                                  143,600          143,600
OCCIDENTAL PETROLEUM                                                                 122,200          122,200
PARKER DRILLING CO                                                 356,200                            356,200
PATTERSON ENERGY INC                                               140,000                            140,000
PETROLEUM GEO SERVICES ADR                        322,400                            231,900          554,300
PRIDE PETROLEUM INTERNATIONAL                                      219,200                            219,200
REALNETWORKS INC                                                                      20,400           20,400
RGS ENERGY GROUP INC                                               103,000                            103,000
SOUTHWESTERN ENERGY COMPANY                                        140,000                            140,000
TRANSOCEAN SEDCO FOREX INC                                                            87,700           87,700
VECTREN CORPORATION                                                 54,000                             54,000
VERITAS DGC INC                                                    131,900                            131,900
VINTAGE PETROLEUM INC                                              176,800                            176,800





Retail Trade

ABERCROMBIE & FITCH CO-CL A                                                          140,500          140,500
BEST BUY INC                                                                          79,200           79,200
BJ'S WHOLESALE CLUB INC                                                              122,500          122,500
BORDERS GROUP INC                                 290,000                                             290,000
BRINKER INTERNATIONAL INC                                                             78,500           78,500
CEC ENTERTAINMENT INC                                              150,870                            150,870
CIRCUIT CITY STORES INC                                                               70,100           70,100
DOLLAR THRIFTY AUTOMOTIVE GP                                        41,100                             41,100
FEDERATED DEPT STORES INC NEW                     180,000                             61,100          241,100
JACK IN THE BOX INC                                                 64,800                             64,800
MUSICLAND STORES CORP                                               92,300                             92,300
ROSS STORES                                                         75,400           209,800          285,200
SONIC CORP                                                          42,000                             42,000
TIMBERLAND COMPANY-CL A                                             12,000                             12,000
TJX COMPANIES, INC                                400,000                                             400,000


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
TOWER AUTOMOTIVE INC                                                  951,250                                951,250
TRIQUINT SEMICONDUCTOR INC                                            947,306                                947,306
TUPPERWARE CORPORATION                                              1,909,600          3,654,200           5,563,800
ULTRAMAR DIAMOND SHAMROCK CORP                                                         1,627,700           1,627,700
UNIFI INC                                        1,800,253                                                 1,800,253
UNISYS CORP                                                                            2,643,094           2,643,094
US INDUSTRIES INC                                3,061,563                                                 3,061,563
USG CORP NEW                                                                           3,742,200           3,742,200
USX-US STEEL GROUP                                                                       824,175             824,175
VALASSIS COMM. INC                                                  4,012,656          4,944,813           8,957,469
VARIAN INC                                                            770,288                                770,288
VERTEX PHARMACEUTICALS INC                                          1,317,188                              1,317,188
VICAL INC                                                             843,150                                843,150
VISHAY INTERTECHNOLOGY                                                                 6,009,300           6,009,300
VITESSE SEMICONDUCTOR CORP                                                             5,303,856           5,303,856
W R GRACE & CO                                                      1,611,413          2,291,625           3,903,038
WATERS CORPORATION                                                                     6,103,331           6,103,331
WATSON PHARMACEUTICALS                                                                 3,649,625           3,649,625
WEATHERFORD INTERNATIONAL                                                              4,132,538           4,132,538
WESTVACO CORP                                                                          4,213,163           4,213,163
WHIRLPOOL CORP                                                                         2,410,513           2,410,513
WILLAMETTE IND INC                                                                     2,468,850           2,468,850
WINNEBAGO INDUSTRIES                                                  534,256                                534,256
WOLVERINE WORLD WIDE INC                         5,391,750                                                 5,391,750
WORTHINGTON INDUSTRIES                                              2,154,600                              2,154,600
XILINIX INC                                                                            5,201,438           5,201,438
ZEBRA TECHNOLOGIES CORP-CL A                                        1,067,931                              1,067,931
                                             -------------      -------------      -------------      --------------

                                               228,498,628        162,391,894        297,574,612         688,465,135
                                             -------------      -------------      -------------      --------------

Mining & Energy

BJ SERVICES CO                                                                         5,106,250           5,106,250
CROSS TIMBER OIL CO                             17,008,041                                                17,008,041
DIAMOND OFFSHORE DRILLING                                                              4,566,250           4,566,250
FALCON DRILLING COMPANY INC                                         1,029,681          5,749,250           6,778,931
F-PORT MCMORAN COP & GOLD                        1,850,000                                                 1,850,000
HS RESOURCES INC                                                    3,003,000                              3,003,000
NOBLE DRILLING CORP                                                                    5,914,525           5,914,525
OCCIDENTAL PETROLEUM                                                                   2,573,838           2,573,838
PARKER DRILLING CO                                                  2,203,988                              2,203,988
PATTERSON ENERGY INC                                                3,990,000                              3,990,000
PETROLEUM GEO SERVICES ADR                       5,500,950                             3,956,794           9,457,744
PRIDE PETROLEUM INTERNATIONAL                                       5,425,200                              5,425,200
REALNETWORKS INC                                                                       1,031,475           1,031,475
RGS ENERGY GROUP INC                                                2,291,750                              2,291,750
SOUTHWESTERN ENERGY COMPANY                                           875,000                                875,000
TRANSOCEAN SEDCO FOREX INC                                                             4,686,469           4,686,469
VECTREN CORPORATION                                                   931,500                                931,500
VERITAS DGC INC                                                     3,429,400                              3,429,400
VINTAGE PETROLEUM INC                                               3,989,050                              3,989,050
                                             -------------      -------------      -------------      --------------

                                                24,358,991         27,168,569         33,584,850          85,112,409
                                             -------------      -------------      -------------      --------------

Retail Trade

ABERCROMBIE & FITCH CO-CL A                                                            1,712,344           1,712,344
BEST BUY INC                                                                           5,009,400           5,009,400
BJ'S WHOLESALE CLUB INC                                                                4,042,500           4,042,500
BORDERS GROUP INC                                4,513,125                                                 4,513,125
BRINKER INTERNATIONAL INC                                                              2,296,125           2,296,125
CEC ENTERTAINMENT INC                                               3,866,044                              3,866,044
CIRCUIT CITY STORES INC                                                                2,326,444           2,326,444
DOLLAR THRIFTY AUTOMOTIVE GP                                          757,781                                757,781
FEDERATED DEPT STORES INC NEW                    6,075,000                             2,062,125           8,137,125
JACK IN THE BOX INC                                                 1,595,700                              1,595,700
MUSICLAND STORES CORP                                                 686,481                                686,481
ROSS STORES                                                         1,286,513          3,579,713           4,866,225
SONIC CORP                                                          1,233,750                              1,233,750
TIMBERLAND COMPANY-CL A                                               849,750                                849,750
TJX COMPANIES, INC                               7,500,000                                                 7,500,000

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
TRICON GLOBAL RESTAURANTS                                                            114,200          114,200
WPS RESOURCES                                                       34,100                             34,100
ZALE CORP                                                           36,100            26,100           62,200





Services

ADOBE SYSTEMS INC                                                                     32,300           32,300
ADVO INC                                                            59,100                             59,100
AFFILIATED COMPUTER SVCS INC-A                    201,800                                             201,800
ANCHOR GAMING                                                       38,800                             38,800
BARRA INC                                                           25,900                             25,900
CINTAS CORP                                       117,500                                             117,500
COMDISCO INC                                                                         127,000          127,000
CONVERGYS CORP                                                                       119,300          119,300
COVENTRY HEALTH CARE INC                                           107,800                            107,800
CURATIVE HEALTH SERVICES INC                                       151,500                            151,500
DENDRITE INTERNATIONAL INC                                          66,550                             66,550
DEVRY INC                                         470,000                                             470,000
DST SYSTEMS INC                                                                       53,400           53,400
DUN & BRADSTREET CORP                                                                 91,800           91,800
ECCS INC                                                            53,200                             53,200
ESS TECHNOLOGY                                                      35,800                             35,800
FIRST HEALTH GROUP CORP                           445,200           35,700            26,200          507,100
HALL KINION & ASSOCIATES INC                                        59,600                             59,600
HARRAH'S ENTERTAINMENT INC                                                           169,000          169,000
HEALTH MGMT SYSTEMS INC                                            175,000                            175,000
HERTZ CORP-CL A                                    90,000                             87,000          177,000
HOOPER HOLMES INC                                                   98,200                             98,200
IDEXX LABS INC                                                      54,000                             54,000
IMS HEALTH INC                                                                        91,400           91,400
INPRISE CORPORATION                                                 94,100                             94,100
INTERIM SERVICES INC                              550,000          103,270                            653,270
INTERPUBLIC GROUP COS INC                                                             69,400           69,400
ISLE OF CAPRI CASINOS                                              118,200                            118,200
JACOBS ENGINEERING GROUP INC                                        56,600                             56,600
KRONOS INC                                                          31,300                             31,300
LINCARE HOLDINGS INC                                                                 121,300          121,300
MERCURY INTERACTIVE CORP                                            11,600                             11,600
MICROS SYSTEMS INC                                                  28,900                             28,900
NATIONAL COMPUTER SYS INC                                           40,200                             40,200
NATURAL MICROSYSTEMS CORP                                            9,500                              9,500
NEOPHARM INC                                                        40,000                             40,000
OMNICOM GROUP                                                                         45,000           45,000
PACIFICARE HEALTH SYSTEMS - A                                                         18,400           18,400
PARK PLACE ENTERTAINMENT                                                             230,000          230,000
PAYCHEX INC                                                                          175,968          175,968
PITTSTON BRINKS GROUP                             540,200                                             540,200
PORTAL SOFTWARE                                                                       29,700           29,700
PROGRESS SOFTWARE CORP                                              71,800                             71,800
QUEST DIAGNOSTICS                                                   53,300                             53,300
REHABCARE GROUP INC                                                139,600                            139,600
REMEDY CORP                                                         12,900                             12,900
RENT-A-CENTER INC                                                   73,300                             73,300
ROBERT HALF INTL INC                                                                  50,200           50,200
RSA SECURITY INC                                                    12,600                             12,600
SALTON INC                                                          13,700                             13,700
SENSORMATIC ELECTRONICS CORP                                        36,300                             36,300
SERENA SOFTWARE INC                                                 29,700                             29,700
SIEBEL SYSTEMS INC                                                                    29,900           29,900
SYBASE INC                                                         107,500                            107,500
SYMANTEC CORP                                                                         69,500           69,500
UNIVERSAL HEALTH SERVICES - B                                       28,600                             28,600
USA NETWORKS INC                                                    57,240            62,100          119,340
VERITAS SOFTWRE                                                                       49,600           49,600
WESTWOOD ONE INC                                                                      58,900           58,900
XTRA CORP                                                           40,000                             40,000


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
TRICON GLOBAL RESTAURANTS                                                              3,226,150           3,226,150
WPS RESOURCES                                                       1,025,131                              1,025,131
ZALE CORP                                                           1,317,650            952,650           2,270,300
                                             -------------      -------------      -------------      --------------

                                                18,088,125         12,618,800         25,207,450          55,914,375
                                             -------------      -------------      -------------      --------------

Services

ADOBE SYSTEMS INC                                                                      4,199,000           4,199,000
ADVO INC                                                            2,482,200                              2,482,200
AFFILIATED COMPUTER SVCS INC-A                   6,672,013                                                 6,672,013
ANCHOR GAMING                                                       1,859,975                              1,859,975
BARRA INC                                                           1,283,669                              1,283,669
CINTAS CORP                                      4,310,781                                                 4,310,781
COMDISCO INC                                                                           2,833,688           2,833,688
CONVERGYS CORP                                                                         6,188,688           6,188,688
COVENTRY HEALTH CARE INC                                            1,436,772                              1,436,772
CURATIVE HEALTH SERVICES INC                                          913,734                                913,734
DENDRITE INTERNATIONAL INC                                          2,216,947                              2,216,947
DEVRY INC                                       12,425,625                                                12,425,625
DST SYSTEMS INC                                                                        4,065,075           4,065,075
DUN & BRADSTREET CORP                                                                  2,627,775           2,627,775
ECCS INC                                                              264,338                                264,338
ESS TECHNOLOGY                                                        519,100                                519,100
FIRST HEALTH GROUP CORP                         14,608,125          1,171,406            859,688          16,639,219
HALL KINION & ASSOCIATES INC                                        1,985,425                              1,985,425
HARRAH'S ENTERTAINMENT INC                                                             3,538,438           3,538,438
HEALTH MGMT SYSTEMS INC                                               546,875                                546,875
HERTZ CORP-CL A                                  2,525,625                             2,441,438           4,967,063
HOOPER HOLMES INC                                                     785,600                                785,600
IDEXX LABS INC                                                      1,235,250                              1,235,250
IMS HEALTH INC                                                                         1,645,200           1,645,200
INPRISE CORPORATION                                                   576,363                                576,363
INTERIM SERVICES INC                             9,762,500          1,833,043                             11,595,543
INTERPUBLIC GROUP COS INC                                                              2,984,200           2,984,200
ISLE OF CAPRI CASINOS                                               1,603,088                              1,603,088
JACOBS ENGINEERING GROUP INC                                        1,850,113                              1,850,113
KRONOS INC                                                            813,800                                813,800
LINCARE HOLDINGS INC                                                                   2,987,013           2,987,013
MERCURY INTERACTIVE CORP                                            1,122,300                              1,122,300
MICROS SYSTEMS INC                                                    536,456                                536,456
NATIONAL COMPUTER SYS INC                                           1,979,850                              1,979,850
NATURAL MICROSYSTEMS CORP                                           1,068,156                              1,068,156
NEOPHARM INC                                                          784,375                                784,375
OMNICOM GROUP                                                                          4,007,813           4,007,813
PACIFICARE HEALTH SYSTEMS - A                                                          1,107,450           1,107,450
PARK PLACE ENTERTAINMENT                                                               2,803,125           2,803,125
PAYCHEX INC                                                                            7,390,656           7,390,656
PITTSTON BRINKS GROUP                            7,393,988                                                 7,393,988
PORTAL SOFTWARE                                                                        1,897,088           1,897,088
PROGRESS SOFTWARE CORP                                              1,287,913                              1,287,913
QUEST DIAGNOSTICS                                                   3,814,281                              3,814,281
REHABCARE GROUP INC                                                 3,804,100                              3,804,100
REMEDY CORP                                                           719,175                                719,175
RENT-A-CENTER INC                                                   1,649,250                              1,649,250
ROBERT HALF INTL INC                                                                   1,430,700           1,430,700
RSA SECURITY INC                                                      872,550                                872,550
SALTON INC                                                            505,188                                505,188
SENSORMATIC ELECTRONICS CORP                                          573,994                                573,994
SERENA SOFTWARE INC                                                 1,348,566                              1,348,566
SIEBEL SYSTEMS INC                                                                     4,890,519           4,890,519
SYBASE INC                                                          2,472,500                              2,472,500
SYMANTEC CORP                                                                          3,748,656           3,748,656
UNIVERSAL HEALTH SERVICES - B                                       1,887,600                              1,887,600
USA NETWORKS INC                                                    1,237,815          1,342,913           2,580,728
VERITAS SOFTWRE                                                                        5,605,575           5,605,575
WESTWOOD ONE INC                                                                       2,009,963           2,009,963
XTRA CORP                                                           1,577,500                              1,577,500
                                             -------------      -------------      -------------      --------------

                                                57,698,656         50,619,264         70,604,656         178,922,576
                                             -------------      -------------      -------------      --------------

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
Transportation, Communications,
  Electric, Gas and Sanitary Services

ADVANCED FIBRE COMMUNICATION                                        34,500                             34,500
ALLEGHENY ENERGY IN COM                                                              158,500          158,500
ALPHA INDUSTRIES INC                                                26,400                             26,400
AMR CORP                                          120,000                                             120,000
ARCH COMMUNICATIONS GROUP                                          120,000                            120,000
ARKANSAS BEST CORP                                                 135,900                            135,900
AVIS GROUP HOLDINGS INC                                             92,900                             92,900
BELL ATLANTIC CORP                                125,000                                             125,000
BOSTON COMMUNICATIONS GROUP                                         84,200                             84,200
CALPINE CORPORATION                                                                   92,000           92,000
CANADIAN PACIFIC LTD                                                                 104,500          104,500
CENTURYTEL INC                                                                        83,950           83,950
CHRIS-CRAFT INDUSTRIES INC                                                            29,497           29,497
CIRCLE INTERNATIONAL                                                65,400                             65,400
CITIZENS COMMUNICATIONS CO                                                            45,800           45,800
CLEAR CHANNEL COMMUNICATIONS                       20,000                                              20,000
CMP GROUP INC                                                      211,900                            211,900
CNF TRANSPORTATION INC                                              24,000           155,700          179,700
COLUMBIA ENERGY GROUP                                                                 63,000           63,000
CONECTIV INC                                                                         276,200          276,200
CONTINENTAL AIRLINES CL B                         100,000                                             100,000
COVAD COMMUNICATIONS GROUP                                                           105,000          105,000
DELTA AIR LINES INC                                                                   92,900           92,900
DOMINION RESOURCES INC                                                                31,531           31,531
EL PASO ENERGY CORP                               150,000                             84,500          234,500
ENERGEN CORP                                                       117,900                            117,900
ENERGY EAST CORPORATION                                                              224,600          224,600
ENTERGY CORP                                                                         147,100          147,100
EXAR CORP                                                            7,400                              7,400
FLORIDA PROGRESS CORP                                                                 96,900           96,900
GETTHERE.COM INC                                                    71,200                             71,200
GPU INC                                                                              122,600          122,600
IDACORP INC                                                         77,100                             77,100
INCO LTD                                                                             216,000          216,000
KANSAS CITY SOUTHN INDS INC                       155,000                                             155,000
LIGHTBRIDGE INC                                                     51,500                             51,500
METROCALL INC                                                       75,800                             75,800
MINNESOTA POWER INC                                                 85,520           284,800          370,320
MIPS TECHNOLOGIES INC CL-B                              3                                                   3
NEXTLINK COMMUNICATIONS-A                                                             87,000           87,000
NORTHEAST UTILITIES                                                                   97,000           97,000


                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
Transportation, Communications,
  Electric, Gas and Sanitary Services

ADVANCED FIBRE COMMUNICATION                                        1,563,281                              1,563,281
ALLEGHENY ENERGY IN COM                                                                4,338,938           4,338,938
ALPHA INDUSTRIES INC                                                1,163,250                              1,163,250
AMR CORP                                         3,172,500                                                 3,172,500
ARCH COMMUNICATIONS GROUP                                             780,000                                780,000
ARKANSAS BEST CORP                                                  1,350,506                              1,350,506
AVIS GROUP HOLDINGS INC                                             1,741,875                              1,741,875
BELL ATLANTIC CORP                               6,351,563                                                 6,351,563
BOSTON COMMUNICATIONS GROUP                                         1,178,800                              1,178,800
CALPINE CORPORATION                                                                    6,049,000           6,049,000
CANADIAN PACIFIC LTD                                                                   2,736,594           2,736,594
CENTURYTEL INC                                                                         2,413,563           2,413,563
CHRIS-CRAFT INDUSTRIES INC                                                             1,948,646           1,948,646
CIRCLE INTERNATIONAL                                                1,643,175                              1,643,175
CITIZENS COMMUNICATIONS CO                                                               790,050             790,050
CLEAR CHANNEL COMMUNICATIONS                     1,500,000                                                 1,500,000
CMP GROUP INC                                                       6,211,319                              6,211,319
CNF TRANSPORTATION INC                                                546,000          3,542,175           4,088,175
COLUMBIA ENERGY GROUP                                                                  4,134,375           4,134,375
CONECTIV INC                                                                           4,298,363           4,298,363
CONTINENTAL AIRLINES CL B                        4,700,000                                                 4,700,000
COVAD COMMUNICATIONS GROUP                                                             1,693,125           1,693,125
DELTA AIR LINES INC                                                                    4,697,256           4,697,256
DOMINION RESOURCES INC                                                                 1,351,892           1,351,892
EL PASO ENERGY CORP                              7,640,625                             4,304,219          11,944,844
ENERGEN CORP                                                        2,571,694                              2,571,694
ENERGY EAST CORPORATION                                                                4,281,438           4,281,438
ENTERGY CORP                                                                           3,999,281           3,999,281
EXAR CORP                                                             645,188                                645,188
FLORIDA PROGRESS CORP                                                                  4,542,188           4,542,188
GETTHERE.COM INC                                                      752,050                                752,050
GPU INC                                                                                3,317,863           3,317,863
IDACORP INC                                                         2,486,475                              2,486,475
INCO LTD                                                                               3,321,000           3,321,000
KANSAS CITY SOUTHN INDS INC                     13,746,563                                                13,746,563
LIGHTBRIDGE INC                                                     1,229,563                              1,229,563
METROCALL INC                                                         682,200                                682,200
MINNESOTA POWER INC                                                 1,480,565          4,930,600           6,411,165
MIPS TECHNOLOGIES INC CL-B                             116                                                       116
NEXTLINK COMMUNICATIONS-A                                                              3,300,563           3,300,563
NORTHEAST UTILITIES                                                                    2,109,750           2,109,750

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2000 (UNAUDITED)

                                              STEIN ROE          LIBERTY
                                             DISCIPLINED        SMALL CAP          LIBERTY
                                                STOCK             VALUE            SELECT          PRO FORMA
                                              PORTFOLIO            FUND          VALUE FUND         COMBINED
                                                SHARES            SHARES           SHARES            SHARES

COMMON STOCKS
NORTHWEST NATURAL GAS CO                                           112,000                            112,000
NTL INC                                                                               23,375           23,375
NUI CORP                                                            48,200                             48,200
ODETICS INC-CL A                                                    53,700                             53,700
ONEOK INC                                                           89,300                             89,300
P G & E CORP                                                                         173,200          173,200
P P & L RESOURCES INC                                                                142,400          142,400
PECO ENERGY CO                                                                        98,900           98,900
PEOPLES ENERGY CORP                                                                   75,000           75,000
PINNACLE HOLDINGS INC                                                9,500                              9,500
PINNACLE WEST CAPITAL CORP                                                            41,600           41,600
PMC-SIERRA INC                                                                        11,100           11,100
POTOMAC ELECTRIC POWER CO                                                             87,100           87,100
POWERWAVE TECHNOLOGIES INC                                          29,400            26,400           55,800
PRICE COMMUNICATIONS CORP                                           56,500                             56,500
PUBLIC SERVICE CO NEW MEX                                          125,800                            125,800
PUBLIC SERVICE ENTER GROUP INC                                                        80,600           80,600
PUGET SOUND ENERGY INC                                                               103,700          103,700
RELIANT ENERGY INC                                                                    99,700           99,700
SEMPRA ENERGY                                                                         79,500           79,500
SIERRA PACIFIC RESOURCES                                           137,800                            137,800
SKYWEST INC                                                         47,800                             47,800
TELEPHONE & DATA                                  143,000                             48,000          191,000
TOLLGRADE COMMUNICATIONS INC                                         8,400                              8,400
TRUE NORTH COMMUNICATIONS                                           37,900                             37,900
TXU CORP                                                                              89,800           89,800
U G I  CORP                                                        127,600                            127,600
UAL INC                                                                               39,400           39,400
UNICOM CORPORATION                                                                   142,000          142,000
UNITED ILLUMINATING CO                                              32,800                             32,800
UNIVISION COMMUNICATIONS CL A                                                         52,000           52,000
USFREIGHTWAYS CORPORATION                                           68,500            63,100          131,600
UTILICORP UNITED INC                                                                 129,100          129,100





Wholesale Trade

ANIXTER INTERNATIONAL INC                                           80,700                             80,700
ARROW ELECTRONICS INC                             238,800                             43,300          282,100
BINDLEY WESTERN INDUSTRIES INC                                      74,800                             74,800
BRIGHTPOINT INC                                                    142,900                            142,900
HANDLEMAN CO                                                        72,000                             72,000
OWENS & MINOR INC HLDG CO                                          130,100                            130,100
PATTERSON DENTAL CO                                                 30,210            86,350          116,560
RICHARDS ELEC LTD                                                   83,300                             83,300
SUIZA FOODS CORP                                                    38,500                             38,500
U.S. CAN CORPORATION                                                71,000                             71,000
ULTRAMED                                                                             450,000          450,000
UNITED STATIONERS INC                                               91,900                             91,900





Total Common Stocks


CORPORATE FIXED INCOME BONDS & NOTES

Finance, Insurance & Real Estate                  Par              Par              Par

IMPAC MORTGAGE HOLDINGS 11%, 2/15/04                           $ 2,426,500                        $ 2,426,500


SHORT-TERM OBLIGATIONS

ASSOCIATES FIRST CAPITAL 0.00% 7/3/2000      $ 23,665,000                                          23,665,000
RELIANT ENERGY-CP 0.00% 7/5/2000               23,600,000                                          23,600,000
WARBURG  REPURCHASE AGREEMENT                                    7,628,000      $ 19,027,000       26,655,000


Total Short-Term Obligations



TOTAL INVESTMENTS
  (COST OF $381,825,159, $379,406,041,
  $606,431,283 AND $1,367,662,483,
  RESPECTIVELY)



                                               STEIN ROE           LIBERTY           LIBERTY
                                              DISCIPLINED         SMALL CAP        SELECT VALUE          PRO FORMA
                                              STOCK PORT.        VALUE FUND         FUND MARKET          COMBINED
                                              MARKET VALUE      MARKET VALUE           VALUE           MARKET VALUE

COMMON STOCKS
NORTHWEST NATURAL GAS CO                                            2,506,000                              2,506,000
NTL INC                                                                                1,399,578           1,399,578
NUI CORP                                                            1,301,400                              1,301,400
ODETICS INC-CL A                                                      778,650                                778,650
ONEOK INC                                                           2,316,219                              2,316,219
P G & E CORP                                                                           4,265,050           4,265,050
P P & L RESOURCES INC                                                                  3,123,900           3,123,900
PECO ENERGY CO                                                                         3,986,906           3,986,906
PEOPLES ENERGY CORP                                                                    2,428,125           2,428,125
PINNACLE HOLDINGS INC                                                 513,000                                513,000
PINNACLE WEST CAPITAL CORP                                                             1,409,200           1,409,200
PMC-SIERRA INC                                                                         1,972,331           1,972,331
POTOMAC ELECTRIC POWER CO                                                              2,177,500           2,177,500
POWERWAVE TECHNOLOGIES INC                                          1,293,600          1,161,600           2,455,200
PRICE COMMUNICATIONS CORP                                           1,331,281                              1,331,281
PUBLIC SERVICE CO NEW MEX                                           1,942,038                              1,942,038
PUBLIC SERVICE ENTER GROUP INC                                                         2,790,775           2,790,775
PUGET SOUND ENERGY INC                                                                 2,210,106           2,210,106
RELIANT ENERGY INC                                                                     2,947,381           2,947,381
SEMPRA ENERGY                                                                          1,351,500           1,351,500
SIERRA PACIFIC RESOURCES                                            1,731,113                              1,731,113
SKYWEST INC                                                         1,771,588                              1,771,588
TELEPHONE & DATA                                14,335,750                             4,812,000          19,147,750
TOLLGRADE COMMUNICATIONS INC                                        1,113,000                              1,113,000
TRUE NORTH COMMUNICATIONS                                           1,667,600                              1,667,600
TXU CORP                                                                               2,649,100           2,649,100
U G I  CORP                                                         2,615,800                              2,615,800
UAL INC                                                                                2,292,588           2,292,588
UNICOM CORPORATION                                                                     5,493,625           5,493,625
UNITED ILLUMINATING CO                                              1,435,000                              1,435,000
UNIVISION COMMUNICATIONS CL A                                                          5,382,000           5,382,000
USFREIGHTWAYS CORPORATION                                           1,682,531          1,549,894           3,232,425
UTILICORP UNITED INC                                                                   2,565,863           2,565,863
                                             -------------      -------------      -------------      --------------

                                                51,447,116         50,024,759        128,069,897         229,541,771
                                             -------------      -------------      -------------      --------------

Wholesale Trade

ANIXTER INTERNATIONAL INC                                           2,138,550                              2,138,550
ARROW ELECTRONICS INC                            7,402,800                             1,342,300           8,745,100
BINDLEY WESTERN INDUSTRIES INC                                      1,977,525                              1,977,525
BRIGHTPOINT INC                                                     1,236,978                              1,236,978
HANDLEMAN CO                                                          900,000                                900,000
OWENS & MINOR INC HLDG CO                                           2,236,094                              2,236,094
PATTERSON DENTAL CO                                                 1,540,710          4,403,850           5,944,560
RICHARDS ELEC LTD                                                   1,338,006                              1,338,006
SUIZA FOODS CORP                                                    1,881,688                              1,881,688
U.S. CAN CORPORATION                                                1,233,625                              1,233,625
ULTRAMED                                                                                       0                   0
UNITED STATIONERS INC                                               2,975,263                              2,975,263
                                             -------------      -------------      -------------      --------------

                                                 7,402,800         17,458,438          5,746,150          30,607,388
                                             -------------      -------------      -------------      --------------

Total Common Stocks                            434,593,234        396,907,063        691,054,177       1,522,554,474
                                             -------------      -------------      -------------      --------------

CORPORATE FIXED INCOME BONDS & NOTES

Finance, Insurance & Real Estate

IMPAC MORTGAGE HOLDINGS 11%, 2/15/04                                1,941,200                              1,941,200
                                                                -------------                         --------------

SHORT-TERM OBLIGATIONS

ASSOCIATES FIRST CAPITAL 0.00% 7/3/2000         23,655,863                                                23,655,863
RELIANT ENERGY-CP 0.00% 7/5/2000                23,580,989                                                23,580,989
WARBURG  REPURCHASE AGREEMENT                                       7,628,000         19,027,000          26,655,000
                                             -------------      -------------      -------------      --------------

Total Short-Term Obligations                    47,236,852          7,628,000         19,027,000          73,891,852
                                             -------------      -------------      -------------      --------------


TOTAL INVESTMENTS
  (COST OF $381,825,159, $379,406,041,
  $606,431,283 AND $1,367,662,483,
  RESPECTIVELY)                              $ 481,830,086      $ 406,476,263      $ 710,081,177      $1,598,387,526
                                             =============      =============      =============      ==============

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2000 (UNAUDITED)


                                      Stein Roe      Stein Roe       Liberty
                                     Disciplined    Disciplined     Small Cap       Liberty
                                       Stock          Stock           Value       Select Value       Pro Forma          Pro Forma
                                     Portfolio         Fund            Fund          Fund          Adjustments          Combined

Investments, at value               $481,830,086   $484,399,223    $406,476,263   $710,081,177    $(484,399,223)(a)   $1,598,387,526
Cash                                           -              -               -              -                -                    -
Receivable for investments sold                -              -               -              -                -                    -
Payable for investments purchased              -              -               -              -                -                    -
Other assets less other
  liabilities                          2,731,499       (146,180)      9,931,124       (337,122)        (755,440)(b)       11,423,881

Net assets                          $484,561,585   $484,253,043    $416,407,387   $709,744,055    $(485,154,663)      $1,609,811,407

Shares outstanding                                   25,325,082                                     (25,325,082)(c)                -
Net asset value                                    $      19.12


Class A:
Net assets                                                         $138,969,129   $388,214,593         (239,237)      $  526,944,485
Shares outstanding                                                    4,268,643     17,372,786        1,946,059           23,587,488
Net asset value                                                    $      32.56   $      22.35                        $        22.34

Class B:
Net assets                                                         $238,607,222   $298,824,770         (235,656)      $  537,196,336
Shares outstanding                                                    7,786,282     14,029,006        3,417,043           25,232,331
Net asset value                                                    $      30.64   $      21.30                        $        21.29

Class C:
Net assets                                                         $ 27,400,025   $ 21,661,061          (21,036)      $   49,040,050
Shares outstanding                                                      869,870        991,551          384,003            2,245,424
Net asset value                                                    $      31.50   $      21.85                        $        21.84

Class Z:
Net assets                                                         $ 11,431,011   $  1,043,631           (4,970)      $   12,469,672
Shares outstanding                                                      346,276         46,541          163,616              556,433
Net asset value                                                    $      33.01   $      22.42                        $        22.41

Class S:
Net assets                                                                                              (92,179)      $  484,160,864
Shares outstanding                                                                                   21,604,679 (c)       21,604,679
Net asset value                                                                                                       $        22.41


Footnotes to pro forma statement of assets and liabilities

(a) - Adjustment represents the elimination of Stein Roe Disciplined Stock Fund's investment in the Portfolio, as the master/feeder structure will be dissolved, with the securities held by the Portfolio withdrawn from the Portfolio by Stein Roe Disciplined Stock Fund prior to the merger.

(b) - Adjustment reflects a payable to the general partner of the Portfolio for its remaining net assets after withdrawal of Stein Roe Disciplined Stock Fund's investment in the Portfolio of $162,362 in addition to one time proxy, accounting, legal and other costs of the reorganization of $162,927, $92,179 and $337,972 to be borne by Liberty Small-Cap Value Fund, Stein Roe Disciplined Stock Fund and Liberty Select Value Fund respectively.

(c) - Stein Roe Disciplined Stock Fund shares are exchanged for new Class S shares of Liberty Select Value Fund, to be established upon consummation of the merger. Initial per share value of Class S shares is presumed to equal that of current Class Z shares.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                                                   STEIN ROE
                                                                  DISCIPLINED       STEIN ROE         LIBERTY         LIBERTY
                                                                     STOCK         DISCIPLINED       SMALL CAP         SELECT
                                                                   PORTFOLIO        STOCK FUND          FUND           VALUE
                                                                  -------------------------------------------------------------

INVESTMENT INCOME
Dividends                                                           5,893,642        5,821,792        4,583,067       8,174,225
Interest                                                            3,064,826        3,133,889        1,187,526       1,184,633
                                                                  -----------      -----------      -----------     -----------
   Total investment income                                          8,958,468        8,955,680        5,770,592       9,358,859

EXPENSES
Management fee                                                      4,167,035                -        3,988,196       5,223,265
Administration fee                                                          -          830,666                -               -
Service fee - Class A, B, C                                                 -                -        1,214,205       1,861,867
Distribution fee - Class B                                                  -                -        1,974,223       2,384,795
Distribution fee - Class C                                                  -                -          229,724         164,376
Transfer agent fee                                                      6,000        1,218,310        1,323,581       1,620,653
Bookkeeping fee                                                        37,640           37,594          183,984         270,663
Trustees fee                                                           12,900            8,100           20,766          28,901
Expenses allocated  from Stein Roe Disciplined Stock Portfolio                       4,249,412                                -
All other expenses                                                     25,837          407,666          669,140         884,431
                                                                  -----------      -----------      -----------     -----------
   Total operating expenses                                         4,249,412        6,751,748        9,603,819      12,438,951
                                                                  -----------      -----------      -----------     -----------
Expense reimbursement                                                       -                -                -               -
                                                                  -----------      -----------      -----------     -----------
   Net Expenses                                                     4,249,412        6,751,748        9,603,819      12,438,951

NET INVESTMENT INCOME (LOSS)                                        4,709,056        2,203,932       (3,833,227)     (3,080,092)

NET REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on:
 Investments                                                       26,447,704       27,136,826       83,353,135     113,063,056
 Closed futures contracts                                                   -                -                -               -
 Foreign currency transactions                                             (0)               0                -              (1)
                                                                  -----------      -----------      -----------     -----------
    Net Realized Gain                                              26,447,704       27,136,827       83,353,135     113,063,055
Change in net unrealized appreciation/depreciation
 during the period on:
 Investments                                                      (35,970,362)     (36,662,338)     (55,231,387)    (57,406,602)
 Open futures contracts                                                     -                -                -               -
 Foreign currency transactions                                         (2,334)               -                -             424
                                                                  -----------      -----------      -----------     -----------
    Net Change in Unrealized Appreciation/Depreciation            (35,972,696)     (36,662,338)     (55,231,387)    (57,406,178)
                                                                  -----------      -----------      -----------     -----------
      Net Gain(Loss)                                               (9,524,993)      (9,525,512)      28,121,748      55,656,877
                                                                  -----------      -----------      -----------     -----------
Increase (Decrease) in Net Assets from Operations                  (4,815,937)      (7,321,580)      24,288,521      52,576,785


                                                                             PRO FORMA           PRO FORMA
                                                                            ADJUSTMENTS          COMBINED
                                                                  -----------------------------------------

INVESTMENT INCOME
Dividends                                                            -      (5,893,642)(c)       18,579,083
Interest                                                             -      (3,064,826)(c)        5,506,048
                                                                  ----                         ------------
   Total investment income                                           -      (8,958,468)          24,085,131

EXPENSES
Management fee                                                       -      (1,188,359)(a)       12,190,137
Administration fee                                                   -        (830,666)(a)                -
Service fee - Class A, B, C                                          -               - (a)        3,076,072
Distribution fee - Class B                                           -               - (a)        4,359,018
Distribution fee - Class C                                           -               - (a)          394,100
Transfer agent fee                                                   -        (751,427)(e)        3,417,117
Bookkeeping fee                                                      -          29,240 (a)          559,121
Trustees fee                                                         -          (7,261)(b)           63,406
Expenses allocated  from Stein Roe Disciplined Stock Portfolio              (4,249,412)(c)                -
All other expenses                                                   -        (881,535)(d)        1,105,539
                                                                  ----                         ------------
   Total operating expenses                                          -      (7,879,420)          25,164,510
                                                                  ----     -----------         ------------
Expense reimbursement                                                -               -                    -
                                                                  ----     -----------         ------------
   Net Expenses                                                      -      (7,879,420)          25,164,510

NET INVESTMENT INCOME (LOSS)                                         -      (1,079,048)          (1,079,379)

NET REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on:
 Investments                                                         -     (26,447,704)(c)      223,553,017
 Closed futures contracts                                            -               -                    -
 Foreign currency transactions                                       -               -                   (1)
                                                                  ----     -----------         ------------
    Net Realized Gain                                                -     (26,447,704)         223,553,016
Change in net unrealized appreciation/depreciation
 during the period on:
 Investments                                                         -      35,970,362 (c)     (149,300,327)
 Open futures contracts                                              -               -                    -
 Foreign currency transactions                                       -           2,334 (c)              424
                                                                  ----     -----------         ------------
    Net Change in Unrealized Appreciation/Depreciation               -      35,972,696         (149,299,903)
                                                                  ----     -----------         ------------
      Net Gain(Loss)                                                 -       9,524,992           74,253,113
                                                                  ----     -----------         ------------
Increase (Decrease) in Net Assets from Operations                    -       8,445,945           73,173,735


(a) Based on contract in effect for the surviving fund.
(b) Based on trustee compensation plan for the surviving fund.
(c) Due to elimination of master/feeder structure.
(d) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(e) Based on the contract in effect for the surviving fund. Note that a new transfer agent fee structure was implemented for Liberty Select Value Fund effective January 1, 2000. The pro forma combined transfer agent fee shown assumes this new agreement was in effect for the entire twelve-month period ended June 30, 2000.

                             LIBERTY FUNDS TRUST III

                                THE LIBERTY FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 8, 2000

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Strategic Balanced Fund (the "Acquired Fund"), a series of Liberty Funds Trust III, by The Liberty Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 8, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Fund.......................
II.      Financial Statements........................................................................

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

         Incorporated by reference to Post-Effective Amendment No.114 to the Registrant's Registration Statement Form N-1A (filed on February 28, 2000) (Registration Nos. 2-15184 and 811-881).

II.      Financial Statements.

         This SAI is accompanied by the Semi-Annual Report for the six months ended April 30, 2000 and the Annual Report for the year ended October 31, 1999 of each of the Acquiring Fund and the Acquired Fund, which reports contain historical financial information regarding such Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

                             LIBERTY FUNDS TRUST III

                              LIBERTY SPECIAL FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 8, 2000

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Contrarian Small-Cap Fund (the "Acquired Fund"), a series of Liberty Funds Trust III, by the Liberty Special Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 8, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Fund.......................
II.      Financial Statements........................................................................

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

         Incorporated by reference to Post-Effective Amendment No. 114 to the Registrant's Registration Statement Form N-1A (filed on February 28, 2000) (Registration Nos. 2-15184 and 811-881).

II.      Financial Statements.

         This SAI is accompanied by the Semi-Annual Report for the six months ended April 30, 2000 and the Annual Report for the year ended October 31, 1999 of the Acquiring Fund and the Acquired Fund, which contain historical financial information regarding such Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

Pro Forma Financial Statements (Unaudited)

Pro forma combining condensed statement of assets and liabilities
As of April 28, 2000 (Unaudited)

                                            Liberty
                                           Contrarian           Liberty
                                            Small Cap           Special             Pro Forma           Pro Forma
                                               Fund              Fund             Adjustments           Combined
                                               ----              ----             -----------           --------
Investments, at market value              $ 29,794,167       $ 46,530,943                              76,325,110
Cash                                                --                 --                                      --
Receivable for investments sold                     --                 --                                      --
Payable for investments purchased                   --                 --                                      --
Other assets less other liabilities            360,857         (2,032,082)            (74,531) (a)     (1,745,756)

     Net assets                           $ 30,155,024       $ 44,498,861                            $ 74,579,354

Net Assets - Class A                      $  6,382,596       $ 44,498,861         $   (53,815)         50,827,642
Shares - Class A                               581,392          4,779,249             104,697           5,465,338
Net asset value per share - Class A       $      10.98       $       9.31                            $       9.30

Net Assets - Class I                      $ 23,772,428                            $   (20,716)         23,751,712
Shares - Class I*                            2,146,233                                404,971           2,551,204
Net asset value per share - Class I       $      11.08                                               $       9.31

* Determined based on Class A share price.

(a) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $26,278 and $48,253 to be borne by the Small Cap Fund and the Special Fund respectively.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

                                               Liberty
                                           Contrarian Small   Liberty Special     Pro Forma             Pro Forma
                                               Cap Fund            Fund          Adjustments             Combined
                                               --------            ----          -----------             --------
INVESTMENT INCOME
Dividends                                        177,023            401,562              --                578,585
Interest                                          59,149             47,015              --                106,164
                                             -----------        -----------        --------            -----------
   Total investment income                       236,172            448,577              --                684,749

EXPENSES
Management fee                                   401,819            605,187          (1,050) (a)         1,005,956
Administration fee                                20,091             30,259              --  (a)            50,350
Service fee - Class A                             19,239            151,297              --  (a)           170,536
Transfer agent fee - Class A                      17,172            136,781         (25,437) (e)           128,516
Transfer agent fee - Class I                         812                 --              --  (a)               812
Bookkeeping fee                                   27,000             30,682         (12,937) (a)            44,745
Trustees fee                                       6,845              8,607          (7,740) (b)             7,712
Interest expense                                   7,094            546,476        (553,570) (c)                --
All other expenses                               106,532            151,036         (54,568) (d)           203,000
                                             -----------        -----------        --------            -----------
   Total operating expenses                      606,604          1,660,325        (655,302)             1,611,627
                                             -----------        -----------        --------            -----------
Expense reimbursement                           (166,306)          (752,544)        655,302  (a)          (263,548)
                                             -----------        -----------        --------            -----------
   Net Expenses                                  440,298            907,781              --              1,348,079

NET INVESTMENT LOSS                             (204,126)          (459,204)             --               (663,330)

NET REALIZED & UNREALIZED GAIN (LOSS)
Net realized loss on investments             (21,444,124)       (27,836,420)             --            (49,280,544)
Change in net unrealized appreciation
 during the period on investments             30,897,958         32,355,006              --             63,252,964
                                             -----------        -----------        --------            -----------
      Net Gain                                 9,453,834          4,518,586              --             13,972,420
                                             -----------        -----------        --------            -----------
Increase in Net Assets from Operations         9,249,708          4,059,382              --             13,309,090


(a) Based on the contract in effect for the surviving fund.
(b) Based on trustee compensation plan for the surviving fund.
(c) The surviving fund is no longer party to a line of credit agreement.
(d) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(e) Based on the contract in effect for the surviving fund. Note that a new transfer agent fee structure was implemented for Liberty Special Fund effective January 1, 2000. The pro forma combined transfer agent fee shown assumes this new agreement was in effect for the entire twelve-month period ended April 30, 2000.

Schedule of Investments (Unaudited)
April 28, 2000

                                                                                        Liberty Contrarian
                                                                                          Small Cap Fund
                                                                                    ---------------------------
                                                                                    Shares              Value
COMMON STOCKS - 100.3%

FINANCE, INSURANCE & REAL ESTATE - 9.9%
      INSURANCE CARRIERS - 9.9%
         Fidelity National Financial, Inc.                                          33,900          $   500,025
         Mid Atlantic Medical Services, Inc.(a)                                     99,600              927,525
         Risk Capital Holdings, Inc.                                                32,000              492,500
         StanCorp Financial Group, Inc.                                             28,200              821,325
                                                                                                    -----------
                                                                                                      2,741,375

MANUFACTURING - 41.1%
      APPAREL - 3.7%
         Phillips-Van Heusen                                                        91,400              771,188
         The Warnaco Group, Inc., Class A                                           38,600              410,125
                                                                                                    -----------
                                                                                                      1,181,313

      CHEMICALS & ALLIED PRODUCTS - 2.0%
         Barr Laboratories, Inc.(a)                                                  9,700              418,918
         Wellman, Inc.                                                              15,500              331,313
                                                                                                    -----------
                                                                                                        750,231

      ELECTRICAL INDUSTRIAL EQUIPMENT - 3.0%
         Actel Corp.(a)                                                             24,700              909,269
                                                                                                    -----------
                                                                                                        909,269

      ELECTRONIC & ELECTRICAL EQUIPMENT - 2.6%
         Checkpoint Systems, Inc.                                                   77,900              696,231
         UCAR International, Inc.(a)                                                14,100              185,944
                                                                                                    -----------
                                                                                                        882,175

      ELECTRONIC COMPONENTS - 2.3%
         HMT Technology Corp.(a)                                                   155,900              353,211
         Rayovac Corp.(a)                                                           29,700              619,987
                                                                                                    -----------
                                                                                                        973,198

      MACHINERY & COMPUTER EQUIPMENT - 4.3%
         Auspex Systems, Inc.(a)                                                   118,400              902,800
                                                                                                    -----------
                                                                                                        902,800

      MEASURING & ANALYZING INSTRUMENTS - 5.8%
         Flanders Corp.(a)                                                          56,600              155,650
         Input/Output, Inc.(a)                                                      93,100              686,613
         Oakley, Inc.(a)                                                           111,200            1,278,800
                                                                                                    -----------
                                                                                                      2,121,063

      PAPER PRODUCTS - 5.6%
         Longview Fibre Co.                                                         38,400              489,600
                                                                                                    -----------
                                                                                                        489,600

      PRIMARY METAL - 6.8%
         Century Aluminum Co.                                                       59,300              830,200
         Ispat International NV                                                     56,600              661,513
                                                                                                    -----------
                                                                                                      1,491,713

      PRINTING & PUBLISHING - 1.4%
         Mail-Well, Inc.(a)                                                         71,900              642,606
                                                                                                    -----------
                                                                                                        642,606

      RUBBER & PLASTIC - 0.5%
         Cooper Tire & Rubber Co.                                                   27,600              372,600


      TRANSPORTATION EQUIPMENT - 3.1%
         Wabash National Corp.                                                      40,500              589,781
                                                                                                    -----------
                                                                                                        589,781

MINING & ENERGY - 17.5%
      OIL & GAS EXTRACTION - 14.8%
         Forest Oil Corp.(a)                                                        63,200              707,050
         Grey Wolf, Inc.(a)                                                        358,200            1,455,187
         Santa Fe Corp.(a)                                                          79,700              732,244
         Tom Brown, Inc.(a)                                                         18,600              353,400
                                                                                                    -----------
                                                                                                      3,247,881

      OIL & GAS FIELD SERVICES - 2.7%
         Nuevo Energy Co.(a)                                                        35,500              621,250
                                                                                                    -----------

                                                                       Liberty                                Pro-forma
                                                                    Special Fund                            Combined Fund
                                                           ----------------------------             -----------------------------
                                                            Shares             Value                  Shares              Value
COMMON STOCKS - 100.3%

FINANCE, INSURANCE & REAL ESTATE - 9.9%
      INSURANCE CARRIERS - 9.9%
         Fidelity National Financial, Inc.                                                            33,900         $    500,025
         Mid Atlantic Medical Services, Inc.(a)            195,300         $  1,818,731              294,900            2,746,256
         Risk Capital Holdings, Inc.                       144,700            2,227,023              176,700            2,719,523
         StanCorp Financial Group, Inc.                     20,000              582,500               48,200            1,403,825
                                                                           ------------                              ------------
                                                                              4,628,254                                 7,369,629

MANUFACTURING - 41.1%
      APPAREL - 3.7%
         Phillips-Van Heusen                               186,000            1,569,375              277,400            2,340,563
         The Warnaco Group, Inc., Class A                                                             38,600              410,125
                                                                           ------------                              ------------
                                                                              1,569,375                                 2,750,688

      CHEMICALS & ALLIED PRODUCTS - 2.0%
         Barr Laboratories, Inc.(a)                                                                    9,700              418,918
         Wellman, Inc.                                      34,600              739,575               50,100            1,070,888
                                                                           ------------                              ------------
                                                                                739,575                                 1,489,806

      ELECTRICAL INDUSTRIAL EQUIPMENT - 3.0%
         Actel Corp.(a)                                     37,000            1,362,063               61,700            2,271,332
                                                                           ------------                              ------------
                                                                              1,362,063                                 2,271,332

      ELECTRONIC & ELECTRICAL EQUIPMENT - 2.6%
         Checkpoint Systems, Inc.                          119,900            1,071,606              197,800            1,767,837
         UCAR International, Inc.(a)                                                                  14,100              185,944
                                                                           ------------                              ------------
                                                                              1,071,606                                 1,953,781

      ELECTRONIC COMPONENTS - 2.3%
         HMT Technology Corp.(a)                           331,400              750,828              487,300            1,104,039
         Rayovac Corp.(a)                                                                             29,700              619,987
                                                                           ------------                              ------------
                                                                                750,828                                 1,724,026

      MACHINERY & COMPUTER EQUIPMENT - 4.3%
         Auspex Systems, Inc.(a)                           300,000            2,287,500              418,400            3,190,300
                                                                           ------------                              ------------
                                                                              2,287,500                                 3,190,300

      MEASURING & ANALYZING INSTRUMENTS - 5.8%
         Flanders Corp.(a)                                                                            56,600              155,650
         Input/Output, Inc.(a)                                                                        93,100              686,613
         Oakley, Inc.(a)                                   194,300            2,234,450              305,500            3,513,250
                                                                           ------------                              ------------
                                                                              2,234,450                                 4,355,513

      PAPER PRODUCTS - 5.6%
         Longview Fibre Co.                                287,300            3,663,075              325,700            4,152,675
                                                                           ------------                              ------------
                                                                              3,663,075                                 4,152,675

      PRIMARY METAL - 6.8%
         Century Aluminum Co.                              151,900            2,126,600              211,200            2,956,800
         Ispat International NV                            126,000            1,472,625              182,600            2,134,138
                                                                           ------------                              ------------
                                                                              3,599,225                                 5,090,938

      PRINTING & PUBLISHING - 1.4%
         Mail-Well, Inc.(a)                                 43,300              386,994              115,200            1,029,600
                                                                           ------------                              ------------
                                                                                386,994                                 1,029,600

      RUBBER & PLASTIC - 0.5%
         Cooper Tire & Rubber Co.                                                                     27,600              372,600


      TRANSPORTATION EQUIPMENT - 3.1%
         Wabash National Corp.                             118,000            1,718,375              158,500            2,308,156
                                                                           ------------                              ------------
                                                                              1,718,375                                 2,308,156

MINING & ENERGY - 17.5%
      OIL & GAS EXTRACTION - 14.8%
         Forest Oil Corp.(a)                               194,200            2,172,613              257,400            2,879,663
         Grey Wolf, Inc.(a)                                924,900            3,757,406            1,283,100            5,212,593
         Santa Fe Corp.(a)                                 199,965            1,837,178              279,665            2,569,422
         Tom Brown, Inc.(a)                                                                           18,600              353,400
                                                                           ------------                              ------------
                                                                              7,767,197                                11,015,078

      OIL & GAS FIELD SERVICES - 2.7%
         Nuevo Energy Co.(a)                                82,000            1,435,000              117,500            2,056,250
                                                                           ------------                              ------------

                                                                                                        621,250

RETAIL TRADE - 0.6%
      Miscellaneous Retail - 0.6%
         Omnicare, Inc.                                                             29,900              454,106

SERVICES - 16.1%
      Amusement & Recreation - 0.4%
         Anchor Gaming(a)                                                            6,400              257,600

      Business Services - 0.4%
         Daleen Technologies, Inc.(a)                                               20,500              269,063

      Computer Related Services - 7.6%
         Mentor Graphics Corp.(a)                                                   64,200              842,625
         Sensormatic Electronics Corp.                                              46,700              779,306
         Sitel Corp.(a)                                                             37,800              259,875
         Vysis, Inc.(a)                                                             75,100              558,556
                                                                                                    -----------
                                                                                                      2,440,362

      Computer Software - 0.5%
         CCC Information Services Group Inc.(a)                                     10,800              149,850
         Unova, Inc.(a)                                                             14,600              204,400
                                                                                                    -----------
                                                                                                        354,250

      Educational Services - 0.6%
         ITT Educational Services, Inc.(a)                                          23,800              425,425

      Health Services - 5.8%
         Covance, Inc.(a)                                                           18,300              168,131
         Coventry Health Care Inc.(a)                                               86,900              923,313
         IDEXX Labs, Inc.(a)                                                        21,100              553,875
                                                                                                    -----------
                                                                                                      1,645,319

      Motion Pictures - 0.5%
         Hollywood Entertainment Corp.(a)                                           50,800              355,600

      Personal Services - 0.3%
         Regis Corp.                                                                17,200              201,025

TRANSPORTATION, COMMUNICATION,
ELECTRICITY, GAS, & SANITARY SERVICES - 12.0%
      Air Transportation - 0.6%
         Alaska Air Group                                                           15,800              454,250

      Gas Services - 0.6%
         Western Gas Resources, Inc.                                                26,788              447,025

      Motor Freight & Warehousing - 6.8%
         Budget Group, Inc. Class A(a)                                              53,900              252,656
         J.B. Hunt transport Services, Inc.                                         23,900              394,350
         Yellow Corp.                                                               46,800              892,125
                                                                                                    -----------
                                                                                                      1,539,131

      Transportation Services - 0.5%
         Fritz Companies, Inc.(a)                                                   37,900              364,788

      Telecommunication - 3.5%
         E. Spire Communications, Inc.(a)                                           55,000              278,437
         Frontier Airlines, Inc.(a)                                                 31,400              478,850
         PictureTel Corp.(a)                                                       137,700              761,213
         Weblink Wireless, Inc.(a)
                                                                                                    -----------
                                                                                                      1,518,500

WHOLESALE TRADE - 3.1%
      Nondurable Goods - 3.1%
         Fleming Co, Inc.                                                           41,300              678,868
                                                                                                    -----------
                                                                                                        678,868

TOTAL COMMON STOCKS (cost $33,971,624,                                                               29,322,167
         $50,884,324 and $84,855,948)

                                                                              1,435,000                               2,056,250

RETAIL TRADE - 0.6%
      Miscellaneous Retail - 0.6%
         Omnicare, Inc.                                                                             29,900              454,106

SERVICES - 16.1%
      Amusement & Recreation - 0.4%
         Anchor Gaming(a)                                                                            6,400              257,600

      Business Services - 0.4%
         Daleen Technologies, Inc.(a)                                                               20,500              269,063

      Computer Related Services - 7.6%
         Mentor Graphics Corp.(a)                          105,600            1,386,000            169,800            2,228,625
         Sensormatic Electronics Corp.                      87,000            1,451,813            133,700            2,231,119
         Sitel Corp.(a)                                                                             37,800              259,875
         Vysis, Inc.(a)                                     61,500              457,406            136,600            1,015,962
                                                                           ------------                            ------------
                                                                              3,295,219                               5,735,581

      Computer Software - 0.5%
         CCC Information Services Group Inc.(a)                                                     10,800              149,850
         Unova, Inc.(a)                                                                             14,600              204,400
                                                                                                                   ------------
                                                                                                                        354,250

      Educational Services - 0.6%
         ITT Educational Services, Inc.(a)                                                          23,800              425,425

      Health Services - 5.8%
         Covance, Inc.(a)                                                                           18,300              168,131
         Coventry Health Care Inc.(a)                      200,000            2,125,000            286,900            3,048,313
         IDEXX Labs, Inc.(a)                                23,400              614,250             44,500            1,168,125
                                                                           ------------                            ------------
                                                                              2,739,250                               4,384,569

      Motion Pictures - 0.5%
         Hollywood Entertainment Corp.(a)                                                           50,800              355,600

      Personal Services - 0.3%
         Regis Corp.                                                                                17,200              201,025

TRANSPORTATION, COMMUNICATION,
ELECTRICITY, GAS, & SANITARY SERVICES - 12.0%
      Air Transportation - 0.6%
         Alaska Air Group                                                                           15,800              454,250

      Gas Services - 0.6%
         Western Gas Resources, Inc.                                                                26,788              447,025

      Motor Freight & Warehousing - 6.8%
         Budget Group, Inc. Class A(a)                                                              53,900              252,656
         J.B. Hunt transport Services, Inc.                 60,400              996,600             84,300            1,390,950
         Yellow Corp.                                      132,600            2,527,688            179,400            3,419,813
                                                                           ------------                            ------------
                                                                              3,524,288                               5,063,419

      Transportation Services - 0.5%
         Fritz Companies, Inc.(a)                                                                   37,900              364,788

      Telecommunication - 3.5%
         E. Spire Communications, Inc.(a)                                                           55,000              278,437
         Frontier Airlines, Inc.(a)                                                                 31,400              478,850
         PictureTel Corp.(a)                                                                       137,700              761,213
         Weblink Wireless, Inc.(a)                         201,600            1,125,413            201,600            1,125,413
                                                                           ------------                            ------------
                                                                              1,125,413                               2,643,913

WHOLESALE TRADE - 3.1%
      Nondurable Goods - 3.1%
         Fleming Co, Inc.                                  100,700            1,655,256            142,000            2,334,124
                                                                           ------------                            ------------
                                                                              1,655,256                               2,334,124

TOTAL COMMON STOCKS (cost $33,971,624,                                       45,552,943                              74,875,110
         $50,884,324 and $84,855,948)

SHORT-TERM OBLIGATIONS - 1.9%                                               Par                             Par
         Repurchase agreement with SBC Warburg Ltd.,
         dated 04/28/00, due at 05/01/00 at 5.71%, collateralized
         by U.S. Treasury notes with various maturities to 2025,
         market value $482,882, $1,005,549 and $1,488,431,
         respectively, (repurchase proceeds $472,225, $978,465,
         and $1,450,690 respectively)                                      472,000         472,000        978,000           978,000
                                                                                       -----------                     ------------
                                                                                           472,000                          978,000

SHORT-TERM OBLIGATIONS - 1.9%                                                   Par
         Repurchase agreement with SBC Warburg Ltd.,
         dated 04/28/00, due at 05/01/00 at 5.71%, collateralized
         by U.S. Treasury notes with various maturities to 2025,
         market value $482,882, $1,005,549 and $1,488,431,
         respectively, (repurchase proceeds $472,225, $978,465,
         and $1,450,690 respectively)                                        1,450,000        1,450,000
                                                                                           ------------
                                                                                              1,450,000

Total Investments - 102.2%                                                              29,794,167                       46,530,943

Other Assets & Liabilities, net - (2.2%)                                                   360,857                       (2,032,082
                                                                                       -----------                     ------------
Net Assets - 100.0%                                                                    $30,155,024                     $ 44,498,861
                                                                                       ===========                     ============

Total Investments - 102.2%                                                                   76,325,110

Other Assets & Liabilities, net - (2.2%)                                                     (1,745,756)(b)
                                                                                           ------------
Net Assets - 100.0%                                                                        $ 74,579,354 (b)
                                                                                           ============


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.

(b) Adjusted for one time proxy, accounting, legal and other costs of the reorganization of $26,278 and $48,253 to be borne by the Small Cap Fund and the Special Fund, respectively.

                            LIBERTY FUNDS TRUST III

                         LIBERTY CONTRARIAN EQUITY FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 8, 2000

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Contrarian Balanced Fund (the "Acquired Fund"), a series of Liberty Funds Trust III, by the Liberty Contrarian Equity Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 8, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Fund..
II.      Financial Statements...................................................

I.       Additional Information about the Acquiring Fund and the Acquired Fund.

         Incorporated by reference to Post-Effective Amendment No.114 to the Registrant's Registration Statement Form N-1A (filed on February 16, 2000) (Registration Nos. 2-15184 and 811-881).

II.      Financial Statements.

         This SAI is accompanied by the Semi-Annual Report for the six months ended April 30, 2000 and the Annual Report for the year ended October 31, 1999 of the Acquiring Fund and the Acquired Fund, which contain historical financial information regarding such Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 28, 2000 (UNAUDITED)

                                              LIBERTY           LIBERTY
                                            CONTRARIAN        CONTRARIAN
                                             BALANCED           EQUITY             PRO FORMA          PRO FORMA
                                               FUND              FUND             ADJUSTMENTS          COMBINED
                                               ----              ----             -----------          --------
Investments, at market value             $  41,590,012      $ 100,939,583                            142,529,595
Cash                                                --                 --                                     --
Receivable for investments sold                     --                 --                                     --
Payable for investments purchased                   --                 --                                     --
Other assets less other liabilities            365,178            351,917            (61,369) (a)        655,726

  Net assets                             $  41,955,190      $ 101,291,500                          $ 143,185,321


Net Assets - Class A                     $  27,781,136      $  89,923,387           $(48,383)        117,656,140
Shares - Class A                             2,168,730          4,803,141           (687,129)          6,284,450
Net asset value per share - Class A      $       12.81      $       18.72                          $       18.72

Net Assets - Class B                     $      29,756      $     481,057              $(182)            510,631
Shares - Class B                                 2,326             25,986               (719)             27,583
Net asset value per share - Class B      $       12.79      $       18.51                          $       18.51

Net Assets - Class C                     $       3,215      $      11,102                $(6)             14,311
Shares - Class C                                   251                600                (78)                773
Net asset value per share - Class C      $       12.79      $       18.52                          $       18.51

Net Assets - Class I                     $  14,141,083      $  10,875,954           $(12,798)         25,004,239
Shares - Class I                             1,105,633            578,080           (354,407)          1,329,306
Net asset value per share - Class I      $       12.79      $       18.81                          $       18.81

(a) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization of $27,035 and $34,334 to be borne by Liberty Contrarian Balanced Fund and Liberty Contrarian Equity Fund respectively.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

                                                LIBERTY            LIBERTY
                                              CONTRARIAN         CONTRARIAN          PRO FORMA           PRO FORMA
                                             BALANCED FUND       EQUITY FUND        ADJUSTMENTS           COMBINED
                                             -------------       -----------        -----------           --------
INVESTMENT INCOME
Dividends                                        482,858          1,753,497               --              2,236,355
Interest                                       1,729,516            392,636               --              2,122,152
                                              -----------        -----------        -------------        -----------
  Total investment income                      2,212,374          2,146,133               --              4,358,507

EXPENSES
Management fee                                   584,824          1,217,528          (87,723) (a)         1,714,629
Administration fee                                29,241             62,796               --  (a)            92,037
Service fee - Class A, B, C                       95,376            277,828               --  (a)           373,204
Distribution fee - B                                 156              2,632               --  (a)             2,788
Distribution fee - C                                  20                 45               --  (a)                65
Transfer agent fee - Class A, B, C                78,684            226,589         (129,793) (b)           175,480
Transfer agent fee - Class I                         508                362               --  (a)               870
Bookkeeping fee                                   29,969             53,457           (9,500) (a)            73,926
Trustees fee                                       8,584             11,407           (9,524) (c)            10,467
Interest expense                                   1,757              1,506           (3,263) (d)                --
All other expenses                               155,651            254,289         (178,940) (e)           231,000
                                              -----------        -----------        -------------        -----------
  Total operating expenses                       984,770          2,108,439         (418,743)             2,674,466
                                              -----------        -----------        -------------        -----------
Expense reimbursement                           (239,538)          (383,095)         418,743  (a)          (203,890)
                                              -----------        -----------        -------------        -----------
  Net Expenses                                   745,232          1,725,344               --              2,470,576

NET INVESTMENT INCOME                          1,467,142            420,789               --              1,887,931

NET REALIZED & UNREALIZED GAIN (LOSS)
Net realized gain on investments               2,278,299          4,730,845               --              7,009,145
Change in net unrealized depreciation
 during the period on investments             (3,638,682)        (4,511,495)              --             (8,150,177)
                                              -----------        -----------        -------------        -----------
    Net Gain (Loss)                           (1,360,382)           219,350               --             (1,141,033)
                                              -----------        -----------        -------------        -----------
Increase in Net Assets from Operations           106,760            640,139               --                746,899


(a) Based on the contract in effect for the surviving fund.
(b) Based on the contract in effect for the surviving fund. Note that a new transfer agent fee structure was implemented for Liberty Contrarian Equity Fund effective January 1, 2000. The pro forma combined transfer agent fee shown assumes this new agreement was in effect for the entire twelve-month period ended April 30, 2000.
(c) Based on trustee compensation plan for the surviving fund.
(d) Based on the assumption that there will be no loans.
(e) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

SCHEDULE OF INVESTMENTS (Unaudited)            LIBERTY CONTRARIAN         LIBERTY CONTRARIAN              PRO-FORMA
APRIL 28, 2000                                    BALANCED FUND               EQUITY FUND               COMBINED FUND

                                               SHARES        VALUE        SHARES        VALUE         SHARES       VALUE
                                               ------        -----        ------        -----         ------       -----
COMMON STOCKS - 82.5%

FINANCE, INSURANCE & REAL ESTATE - 13.1%
   DEPOSITORY INSTITUTIONS - 2.5%
      First Union Corp.                        10,700    $  341,063        45,400    $1,447,125        56,100    $1,788,188
      U.S. Bancorp                             17,200       349,375        71,400     1,450,313        88,600     1,799,688
                                                         ----------                  ----------                  ----------
                                                            690,438                   2,897,438                   3,587,876

   INSURANCE CARRIERS - 9.3%
      Ace, Ltd.                                28,200       675,038       116,800     2,795,900       145,000     3,470,938
      Chubb Corp.                               7,200       458,100        30,200     1,921,475        37,400     2,379,575
      MGIC Investment Corp.                     5,600       267,750        23,100     1,104,469        28,700     1,372,219
      United Healthcare Corp.                  12,400       826,832        49,000     3,267,320        61,400     4,094,152
      Wellpoint Health Networks, Inc.           5,300       390,875        22,000     1,622,500        27,300     2,013,375
                                                         ----------                  ----------                  ----------
                                                          2,618,595                  10,711,664                  13,330,259

   NONDEPOSITORY CREDIT INSTITUTIONS - 1.3%
      Countrywide Credit Industries, Inc.      13,200       364,650        52,200     1,442,025        65,400     1,806,675


MANUFACTURING - 34.1%
   APPAREL - 1.1%
      Liz Claiborne, Inc.                       6,400       296,400        26,500     1,227,281        32,900     1,523,681


   CHEMICALS & ALLIED PRODUCTS - 4.3%
      Biogen Inc.(a)                            4,500       264,656        18,600     1,093,913        23,100     1,358,569
      Goodrich (B.F.) Co.                       9,900       315,563        41,300     1,316,437        51,200     1,632,000
      Smith International, Inc.                 2,300       174,800         9,400       714,400        11,700       889,200
      Watson Pharmaceuticals, Inc.(a)           9,100       408,931        37,700     1,694,144        46,800     2,103,075
                                                         ----------                  ----------                  ----------
                                                          1,163,950                   4,818,894                   5,982,844

 COMMUNICATIONS EQUIPMENT - 1.5%
      Lucent Technologies, Inc.                 6,700       416,656        27,900     1,735,031        34,600     2,151,687


   ELECTRONIC & ELECTRICAL EQUIPMENT - 2.3%
      Advanced Micro Devices, Inc.              7,100       623,025        29,600     2,597,400        36,700     3,220,425


   FOOD & KINDRED PRODUCTS - 4.9%
      IBP, Inc.                                30,900       509,850       122,200     2,016,300       153,100     2,526,150
      Keebler Foods Co.                         6,100       191,769        25,200       792,225        31,300       983,994
      Philip Morris Companies, Inc.            17,000       371,875        70,600     1,544,375        87,600     1,916,250
      Sara Lee Corp.                           21,000       315,000        87,000     1,305,000       108,000     1,620,000
                                                         ----------                  ----------                  ----------
                                                          1,388,494                   5,657,900                   7,046,394

   MACHINERY & COMPUTER EQUIPMENT - 6.5%
      Baker Hughes, Inc.                       22,600       718,962        93,800     2,984,012       116,400     3,702,974
      Compaq Computer Corp.                     9,200       269,100        38,300     1,120,275        47,500     1,389,375
      McDermott International, Inc.            31,500       255,937       130,600     1,061,125       162,100     1,317,062
      Seagate Technology, Inc.(a)               3,400       172,763        14,300       726,619        17,700       899,382
      Silicon Graphics, Inc. (a)               52,100       374,469       216,100     1,553,219       268,200     1,927,688
                                                         ----------                  ----------                  ----------
                                                          1,791,231                   7,445,250                   9,236,481

   MEASURING & ANALYZING INSTRUMENTS - 4.5%
      Becton, Dickinson & Co.                  12,500       320,313        51,900     1,329,937        64,400     1,650,250
      Eastman Kodak Co.                        10,700       598,531        44,600     2,494,813        55,300     3,093,344
      Healtheon/WebMD Corp.(a)                 18,400       387,550        74,900     1,577,581        93,300     1,965,131
                                                         ----------                  ----------                  ----------
                                                          1,306,394                   5,402,331                   6,708,725

   MISCELLANEOUS MANUFACTURING - 2.0%
      Tyco International Ltd.                  12,300       565,031        50,300     2,310,656        62,600     2,875,687


   PETROLEUM REFINING - 0.9%
      USX-Marathon Group                       10,700       249,444        44,400     1,035,075        55,100     1,284,519


   PRIMARY METAL - 2.2%
      Alcoa, Inc.                               9,500       616,313        39,300     2,549,588        48,800     3,165,901


   TRANSPORTATION EQUIPMENT - 3.9%
      Daimler Chrysler AG                       4,000       230,250        16,700       961,294        20,700     1,191,544
      Dephi Automotive Systems Corp.           15,500       296,437        64,200     1,227,825        79,700     1,524,262
      Ford Motor Co.                           10,400       568,750        43,000     2,351,562        53,400     2,920,312
                                                         ----------                  ----------                  ----------
                                                          1,095,437                   4,540,681                   5,636,118

MINING & ENERGY - 5.1%
   CRUDE, PETROLEUM & NATURAL GAS - 1.6%
      Burlington Resources, Inc.               11,500       452,094        47,800     1,879,138        59,300     2,331,232


   OIL & GAS EXTRACTION - 2.0%
      Union Pacific Resources Group, Inc.      28,400       544,925       118,100     2,266,044       146,500     2,810,969


   OIL & GAS FIELD SERVICES - 1.5%
      Schlumberger Ltd.                         5,600       428,750        23,300     1,783,906        28,900     2,212,656


RETAIL TRADE - 4.3%
   FOOD STORES - 1.3%
      Albertson's, Inc.                        11,400       371,213        47,500     1,546,719        58,900     1,917,932


   GENERAL MERCHANDISE STORES - 0.8%
      Federated Department Stores, Inc.(a)      6,700       227,800        27,900       948,600        34,600     1,176,400

   RESTAURANTS - 2.2%
      Darden Restaurants, Inc.                 32,100        591,844        133,200      2,455,875        165,300      3,047,719


SERVICES - 15.3%
   AUTO REPAIR, RENTAL & PARKING - 1.4%
      Hertz Corp., Class A                     12,600        392,963         52,400      1,634,225         65,000      2,027,188


   COMPUTER RELATED SERVICES - 6.7%
      Ariba, Inc.                               8,100        600,918         32,900      2,440,769         41,000      3,041,687
      At Home Corp. Series A(a)                 5,700        106,163         23,800        443,275         29,500        549,438
      Commerce One, Inc.(a)                     3,100        189,294         12,900        787,706         16,000        977,000
      Convergys Corp.(a)                       10,400        457,600         43,100      1,896,400         53,500      2,354,000
      Deluxe Corp.                             19,900        501,231         82,400      2,075,450        102,300      2,576,681
                                                          ----------                    ----------                    ----------
                                                           1,855,206                     7,643,600                     9,498,806

   COMPUTER SOFTWARE - 1.8%
      Microsoft Corp.(a)                        4,400        306,900         18,400      1,283,400         22,800      1,590,300
      PeopleSoft, Inc.(a)                      14,300        199,305         59,100        823,706         73,400      1,023,011
                                                          ----------                    ----------                    ----------
                                                             506,205                     2,107,106                     2,613,311

   HEALTH SERVICES - 5.4%
      Health Management Associates, Inc.(a)    40,000        637,500        166,100      2,647,218        206,100      3,284,718
      Healthsouth Corp.(a)                     50,900        410,381        211,200      1,702,800        262,100      2,113,181
      Tenet Healthcare Corp.(a)                18,200        464,100         75,700      1,930,350         93,900      2,394,450
                                                          ----------                    ----------                    ----------
                                                           1,511,981                     6,280,368                     7,792,349

TRANSPORTATION, COMMUNICATION,
ELECTRICITY, GAS, & SANITARY SERVICES - 9.5%
   AIR TRANSPORTATION - 1.2%
      British Airways PLC ADR                   6,300        331,538         26,200      1,378,775         32,500      1,710,313


   ELECTRIC SERVICES - 2.4%
      Duke Power Co.                            9,700        557,750         40,200      2,311,500         49,900      2,869,250
      P G & E Corp.                             4,100        106,343         17,200        446,124         21,300        552,467
                                                          ----------                    ----------                    ----------
                                                             664,093                     2,757,624                     3,421,717

   GAS SERVICES - 2.5%
      Columbia Energy Group                     7,200        451,800         30,000      1,882,500         37,200      2,334,300
      El Paso Energy Corp.                      5,800        246,500         23,900      1,015,750         29,700      1,262,250
                                                          ----------                    ----------                    ----------
                                                             698,300                     2,898,250                     3,596,550

   SANITARY SERVICES - 0.3%
      Waste Management, Inc.                    5,200         82,550         21,500        341,313         26,700        423,863


   TELECOMMUNICATION - 2.2%
      MediaOne Group(a)                         8,250        623,906         34,100      2,578,813         42,350      3,202,719


   WATER TRANSPORTATION - 0.9%
      Carnival Corp.                           10,100        251,238         42,500      1,057,188         52,600      1,308,426

WHOLESALE TRADE - 1.1%

   DURABLE GOODS - 1.1%
      Grainger (W.W.) Inc.                      6,700        290,613         27,800      1,205,825         34,500      1,496,438
                                                          ----------                    ----------                    ----------
TOTAL COMMON STOCKS (COST $19,641,676,
      $82,455,803 AND $102,097,479)                       23,011,276                    95,134,583                   118,145,859
                                                          ----------                    ----------                    ----------

CORPORATE FIXED INCOME BONDS - 5.2%                   RATE    MATURITY                  PAR
FINANCE, INSURANCE & REAL ESTATE - 1.5%
   INSURANCE CARRIERS - 0.6%
      Conesco, Inc.                                  7.875%  12/15/2000               400,000                304,000
      Lincoln National Corp.                         6.500%  3/15/2008                630,000                566,131
                                                                                                      --------------
                                                                                                             870,131

   NONDEPOSITORY CREDIT INSTITUTIONS - 0.5%
      General Motors Acceptance Corp.                9.000%  10/15/2002               655,000                676,792


  SECURITY BROKERS & DEALERS - 0.4%
      Bear Sterns Cos. Inc.                          6.875%  10/1/2005                580,000                552,108



MANUFACTURING - 1.7%
   CHEMICALS & ALLIED PRODUCTS - 0.4%
      E.I. DuPont de Nemours & Co.                   8.250%  9/15/2006                 20,000                 20,603
      Eli Lilly & Co.                                8.375%  12/1/2006                550,000                574,745
                                                                                                      --------------
                                                                                                             595,348


   FABRICATED METAL - 0.4%
      Snap-on, Inc.                                  6.625%  10/1/2005                550,000                526,405


   FOOD & KINDRED PRODUCTS - 0.4%
      Anheuser Busch Cos. Inc.                       7.000%   9/1/2005                550,000                529,765


   RUBBER & PLASTIC - 0.2%
      Premark International, Inc.                    6.875%  11/15/2008               300,000                286,752


   STONE, CLAY, GLASS & CONCRETE - 0.3%
      Ownes-Illinois, Inc.                           7.350%  5/15/2008                400,000                354,724


RETAIL TRADE - 0.3%

CORPORATE FIXED INCOME BONDS - 5.2%                      PAR                                         PAR
FINANCE, INSURANCE & REAL ESTATE - 1.5%
   INSURANCE CARRIERS - 0.6%
      Conesco, Inc.                                                                                400,000                 304,000
      Lincoln National Corp.                                                                       630,000                 566,131
                                                                                                                   ---------------
                                                                                                                           870,131

   NONDEPOSITORY CREDIT INSTITUTIONS - 0.5%
      General Motors Acceptance Corp.                                                              655,000                 676,792


  SECURITY BROKERS & DEALERS - 0.4%
      Bear Sterns Cos. Inc.                                                                        580,000                 552,108



MANUFACTURING - 1.7%
   CHEMICALS & ALLIED PRODUCTS - 0.4%
      E.I. DuPont de Nemours & Co.                                                                  20,000                  20,603
      Eli Lilly & Co.                                                                              550,000                 574,745
                                                                                                                   ---------------
                                                                                                                           595,348

   FABRICATED METAL - 0.4%
      Snap-on, Inc.                                                                                550,000                 526,405


   FOOD & KINDRED PRODUCTS - 0.4%
      Anheuser Busch Cos. Inc.                                                                     550,000                 529,765


   RUBBER & PLASTIC - 0.2%
      Premark International, Inc.                                                                  300,000                 286,752


   STONE, CLAY, GLASS & CONCRETE - 0.3%
      Ownes-Illinois, Inc.                                                                         400,000                 354,724


RETAIL TRADE - 0.3%

   FOOD STORES - 0.3%
      Kroger Co.                                     7.000%   5/1/2018                550,000                467,594


   GENERAL MERCHANDISE STORES - 0.0%
      Wal-Mart Stores, Inc.                          8.000%  9/15/2006                 30,000                 30,738



TRANSPORTATION, COMMUNICATION, ELECTRICITY,
GAS, & SANITARY SERVICES - 1.7%
   ELECTRIC SERVICES - 0.1%
      PacifiCorp.                                    6.375%  5/15/2008                200,000                182,916


   TELECOMMUNICATION - 1.6%
      CBS Corp.                                      7.150%  5/20/2005                650,000                628,348
      GTE South, Inc.                                6.000%  2/15/2008                590,000                526,386
      SBC Communications, Inc.                       6.250%   3/1/2005                550,000                519,772
      US West Communications                         6.625%  9/15/2005                660,000                625,337
                                                                                                      --------------
                                                                                                           2,299,843

WHOLESALE TRADE - 0.0%
   NONDURABLE GOODS - 0.0%
      Sysco Corp.                                    7.000%   5/1/2006                 30,000                 29,111
                                                                                                      --------------

TOTAL CORPORATE FIXED INCOME BONDS
      (COST $10,856,404)                                                                                   7,402,227
                                                                                                      --------------

US GOVERNMENT & AGENCIES OBLIGATIONS - 6.4%

GOVERNMENT AGENCIES - 4.5%
      Federal Home Loan Mortgage Corp.:
      7.0%  01/01/27                                                                1,055,766              1,014,189
      7.0% 11/01/25                                                                   786,112                755,155
      7.5% 09/01/25                                                                   503,950                492,611
      8.0% 06/01/26                                                                   634,019                631,838
      9.0%  04/01/17                                                                  320,628                327,240
      9.25% 11/01/16                                                                   21,710                 22,212
                                                                                                      --------------
                                                                                                           3,243,245

      Federal National Mortgage Association:
      8.25% 12/18/00                                                                  200,000                201,844


      Government National Mortgage Association:
      7% 12/15/27                                                                     753,913                725,641
      7.0% 10/15/27                                                                   914,859                879,692
      7.0% 6/15/28                                                                    800,542                769,769
      6.5% 11/15/28                                                                   620,274                581,122
                                                                                                      --------------
                                                                                                           2,956,224

GOVERNMENT OBLIGATIONS - 1.9%
      U.S. Treasury Bonds:
      5.50% 8/15/28                                                                    15,000                 13,624
      6.375% 8/15/27                                                                  125,000                127,636
      6.75% 8/15/26                                                                   150,000                160,218
                                                                                                      --------------
                                                                                                             301,478

      U.S. Treasury Notes:
      5.875% 11/15/04                                                                 700,000                681,513
      6.125% 8/15/29                                                                1,795,000              1,799,200
                                                                                                      --------------
                                                                                                           2,480,713

TOTAL US GOVERNMENT & AGENCIES OBLIGATIONS
      (COST $6,474,393)                                                                                    9,183,504
                                                                                                      --------------

ASSET BACKED SECURITIES - 0.3%
      Green Tree Financial Corp., Series
      1997-7, Class A-5 (COST $499,874)                6.540%  7/15/2019              500,000                495,005
                                                                                                      --------------


SHORT-TERM OBLIGATIONS - 5.1%
      Repurchase agreement with SBC Warburg Ltd.,
      dated 04/28/00, due at 05/01/00 at 5.71%,
      collateralized by U.S. Treasury notes with
      various maturities to 2025, market value
      $1,532,538, $5,938,839, and $7,471,377,
      respectively, (repurchase proceeds
      $1,498,713, $5,807,762 and $7,306,475,
      respectively)                                                                 1,498,000              1,498,000
                                                                                                      --------------


TOTAL INVESTMENTS - 99.5%                                                                                 41,590,012
                                                                                                      --------------

OTHER ASSETS & LIABILITIES, NET - 0.5%                                                                       365,178
                                                                                                      --------------

NET ASSETS - 100.0%                                                                                   $   41,955,190
                                                                                                      ==============

   FOOD STORES - 0.3%
      Kroger Co.                                                                                550,000               467,594


   GENERAL MERCHANDISE STORES - 0.0%
      Wal-Mart Stores, Inc.                                                                      30,000                30,738



TRANSPORTATION, COMMUNICATION, ELECTRICITY,
GAS, & SANITARY SERVICES - 1.7%
   ELECTRIC SERVICES - 0.1%
      PacifiCorp.                                                                               200,000               182,916


   TELECOMMUNICATION - 1.6%
      CBS Corp.                                                                                 650,000               628,348
      GTE South, Inc.                                                                           590,000               526,386
      SBC Communications, Inc.                                                                  550,000               519,772
      US West Communications                                                                    660,000               625,337
                                                                                                                -------------
                                                                                                                    2,299,843

WHOLESALE TRADE - 0.0%
   NONDURABLE GOODS - 0.0%
      Sysco Corp.                                                                                30,000                29,111
                                                                                                                -------------

TOTAL CORPORATE FIXED INCOME BONDS
      (COST $10,856,404)                                                                                            7,402,227
                                                                                                                -------------

US GOVERNMENT & AGENCIES OBLIGATIONS - 6.4%

GOVERNMENT AGENCIES - 4.5%
      Federal Home Loan Mortgage Corp.:
      7.0%  01/01/27                                                                          1,055,766             1,014,189
      7.0% 11/01/25                                                                             786,112               755,155
      7.5% 09/01/25                                                                             503,950               492,611
      8.0% 06/01/26                                                                             634,019               631,838
      9.0%  04/01/17                                                                            320,628               327,240
      9.25% 11/01/16                                                                             21,710                22,212
                                                                                                                -------------
                                                                                                                    3,243,245

      Federal National Mortgage Association:
      8.25% 12/18/00                                                                            200,000               201,844


      Government National Mortgage Association:
      7% 12/15/27                                                                               753,913               725,641
      7.0% 10/15/27                                                                             914,859               879,692
      7.0% 6/15/28                                                                              800,542               769,769
      6.5% 11/15/28                                                                             620,274               581,122
                                                                                                                -------------
                                                                                                                    2,956,224

GOVERNMENT OBLIGATIONS - 1.9%
      U.S. Treasury Bonds:
      5.50% 8/15/28                                                                              15,000                13,624
      6.375% 8/15/27                                                                            125,000               127,636
      6.75% 8/15/26                                                                             150,000               160,218
                                                                                                                -------------
                                                                                                                      301,478

      U.S. Treasury Notes:
      5.875% 11/15/04                                                                           700,000               681,513
      6.125% 8/15/29                                                                          1,795,000             1,799,200
                                                                                                                -------------
                                                                                                                    2,480,713

TOTAL US GOVERNMENT & AGENCIES OBLIGATIONS
      (COST $6,474,393)                                                                                             9,183,504
                                                                                                                -------------

ASSET BACKED SECURITIES - 0.3%
      Green Tree Financial Corp., Series
      1997-7, Class A-5 (COST $499,874)                                                         500,000               495,005
                                                                                                                -------------


SHORT-TERM OBLIGATIONS - 5.1%
      Repurchase agreement with SBC Warburg Ltd.,
      dated 04/28/00, due at 05/01/00 at 5.71%,
      collateralized by U.S. Treasury notes with
      various maturities to 2025, market value
      $1,532,538, $5,938,839, and $7,471,377,
      respectively, (repurchase proceeds
      $1,498,713, $5,807,762 and $7,306,475,
      respectively)                                  5,805,000                5,805,000       7,303,000             7,303,000
                                                                        ---------------                         -------------


TOTAL INVESTMENTS - 99.5%                                                   100,939,583                           142,529,595
                                                                        ---------------                         -------------

OTHER ASSETS & LIABILITIES, NET - 0.5%                                          351,917                               655,726(b)
                                                                        ---------------                         -------------

NET ASSETS - 100.0%                                                     $   101,291,500                         $ 143,185,321(b)
                                                                        ===============                         =============


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
 ADR American Depository Receipts

(b) Adjusted for one time proxy, accounting, legal and other costs of the reorganization of $27,035 and $34,334 to be borne by the Balanced Fund and the Equity Fund, respectively.

Part C.  OTHER INFORMATION

Item  15.

Indemnification Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)            Amendment No. 3 to the Agreement and Declaration of Trust (1)

   (b)            Amendment No. 4 to the Agreement and Declaration of Trust (2)

   (c)            Amendment No. 5 to the Agreement and Declaration of Trust (3)

(2)(c)            By-Laws, as amended (3)

(3)               Not Applicable

(4)(a) Form of Agreement and Plan of Reorganization between Stein Roe Disciplined Stock Fund and Liberty Select Value Fund

   (b) Form of Agreement and Plan of Reorganization between Liberty Small-Cap Value Fund and Liberty Select Value Fund

   (c) Form of Agreement and Plan of Reorganization between Liberty Strategic Balanced Fund and The Liberty Fund

   (d) Form of Agreement and Plan of Reorganization between Liberty Contrarian Small Cap Fund and Liberty Special Fund

   (e) Form of Agreement and Plan of Reorganization between Liberty Contrarian Balanced Fund and Liberty Contrarian Balanced Fund

(5)               Article III, Section 4, Article V, Section 1, Article VIII
                  Section 4 and Article IX Sections 1 and 7 of the Agreement and Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders

(6)(a)            Form of Management Agreement (The Liberty Fund) (4)

   (b)            Form of Management Agreement (Liberty Select Value Fund) (5)

   (c)            Form of Management Agreement (Liberty Special Fund)(6)

   (d)            Form of Management Agreement (Liberty Contrarian Equity
                  Fund)(6)

(7)(a) Distribution Agreement (incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 17 to the Registration Statement of Liberty Funds Trust VI (formerly Colonial Trust VI), Registration Nos. 33-45117 and 811-6529 filed with the Commission on May 24, 1999)

   (b) Appendix I to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

   (e)           Form of Selling Agreement with Liberty Funds Distributor, Inc.
                 (incorporated herein by reference to Exhibit 6.(b) to Post-Effective Amendment No. 49 to the Registration Statement of Liberty Funds Trust VI (formerly Colonial Trust VI), Registration Nos. 33-45117 and 811-6529 filed with the Commission on November 10, 1998)

   (f) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 10 to the Registration Statement of Liberty Funds Trust VI (formerly Colonial Trust VI), Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

(8) Discussion of trustee compensation is incorporated by reference from the second paragraph under the sub-caption "Trustee Compensation" in the Proxy/Prospectus filed herewith.

(9)(a) Global Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Exhibit 8. to Post-Effective Amendment No. 13 to the Registration Statement of Liberty Funds Trust VI (formerly Colonial Trust VI), Registration Nos. 33-45117 and 811-6529, filed with the Commission on or about October 24, 1997)

   (b) Amendment No. 13 to Appendix A of Global Custody Agreement with The Chase Manhattan Bank - filed as Exhibit (g)(2) in Part C,
                 Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

   (c)           Form of Custody Agreement with State Street Bank and Trust
                 Company(6)

(10)(a)        Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C,
               Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (b) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

    (c) Appendix I to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (d) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(11)(a) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (b) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Small Cap Value Fund

    (c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Strategic Balanced Fund

    (d) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Small Cap Fund

    (e) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Balanced Fund

(12)(a)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Bell, Boyd & Lloyd with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (b)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (c)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Small Cap Value Fund

    (d)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Strategic Balanced Fund

    (e)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Small Cap Fund

    (f)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Balanced Fund

(13)           Not Applicable

(14)(a)        Consent of Independent Accountants (Arthur Andersen)

    (b)        Consent of Independent Accountants (PWC)

    (c)        Consent of Independent Auditors (E&Y)

    (d)        Consent of Independent Accountants (KPMG)

(15)           Not Applicable

(16)(a)        Power of Attorney for: Tom Bleasdale,  Lora S. Collins, James E.
               Grinnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, Thomas E. Stitzel and Anne-Lee Verville - filed with Part C, Item 23 of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000 and is hereby incorporated by reference and made a part of this Registration Statement

    (b)        Power of  Attorney  for  Joseph R.  Palombo - filed with Part C,
               Item 23 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about August 31, 2000 and is hereby incorporated by reference and made a part of this Registration Statement

(17)(a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit 9(b) to Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

    (b) Amendment No. 18 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended
               - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about May 17, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (c) Amendment No. 23 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended
               - filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (d)        Pricing and Bookkeeping Agreement - filed as Exhibit 9(b) in
               Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement of Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529) Filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

    (e) Amendment to Appendix I of Pricing and Bookkeeping Agreement - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 & 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (f) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made part of this Registration Statement

    (g) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement with Bank of America filed as Exhibit (h)(8) in Part C,
               Item 23 of Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

    (h) Code of Ethics of The Liberty Funds, Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated, Newport Fund Management, Inc., Liberty Funds Distributor, Inc. - filed in Part C, Item 23 of Post-Effective Amendment No. 27 to the Registration Statement of Liberty Funds Trust V, (File Nos. 33-12109 and 811-5030), filed with the Commission on or about August 31, 2000, and is hereby incorporated and made a part of this Registration Statement

    (i)        Form of Proxy Card and Proxy Insert
               (Stein Roe Disciplined Stock Fund)

    (j)        Form of Proxy Card and Proxy Insert
               (Liberty Small Cap Value Fund)

    (k)        Form of Proxy Card and Proxy Insert
               (Liberty Strategic Balanced Fund)

    (l)        Form of Proxy Card and Proxy Insert
               (Liberty Contrarian Small Cap Fund)

    (m)        Form of Proxy Card and Proxy Insert
               (Liberty Contrarian Balanced Fund)

    (n) The following documents, each filed via EDGAR and listed with their filing accession number, are incorporated by reference into the Proxy/Prospectus and the Statement of Additional Information for the funds referenced below:

o The Prospectus of the Disciplined Stock Fund dated February 1, 2000 - 0000773757-00-000004

o    As supplemented on February 11, 2000 - 0000773757-00-000016

o    As supplemented on April 20, 2000 - 0000773757-00-000023

o    As supplemented on June 5, 2000 - 0000021832-00-000100

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on July 14, 2000 - 0000021832-00-000123

o    As supplemented on August 2, 2000 - 0000021832-00-000175

o    As supplemented on August 11, 2000 - 0000021832-00-000179

o    As supplemented on August 28, 2000 - 0000021832-00-000209

o    As supplemented on September 1, 2000- 0000021832-00-000219

o    The   Prospectuses  of  the  Small  Cap  Fund  dated  November  1,  1999  -
     0000021832-99-000045

o    As supplemented on December 28, 1999 - 0000276716-99-000023

o    As supplemented on August 2, 2000 - 0000021832-00-000174

o    As supplemented on August 15, 2000 - 0000021832-00-000185

o The Statement of Additional Information of the Disciplined Stock Fund dated February 1, 2000 - 0000773757-00-000004

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o The Statement of Additional Information of the Small Cap Fund dated November 1, 1999 - 0000021832-99-000045

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000021832-00-000188

o The Statement of Additional Information of the Select Value Fund dated March 1, 2000 - 0000021832-00-000046

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000021832-00-000188

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Disciplined Stock Fund dated September 30, 1999 - 0000891804-99-002507

o    The  financial   statements   included  in  the  Disciplined  Stock  Fund's
     Semi-Annual    Report   to   Shareholders    dated   March   31,   2000   -
     0000891804-00-001050

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Small Cap Fund dated June 30, 2000
     - 0000950156-00-000463

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Select Value Fund dated October 31, 1999 - 0000950156-99-000765

o    The  financial   statements   included  in  the  Select Value  Fund's
     Semi-Annual    Report   to   Shareholders    dated   April 30,   2000   -
     0000950135-00-003563

o The Statement of Additional Information of the Select Value Fund dated November 8, 2000 relating to the Acquisitions.

o    The   Prospectus   of  the   Strategic   Fund   dated   March  1,   2000  -
     0000883163-00-000016

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on and August 1, 2000 - 0000883163-00-000069

o The Statement of Additional Information of the Strategic Fund dated March 1, 2000 - 0000883163-00-000016

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000021832-00-000188

o The Statement of Additional Information of the Liberty Fund dated March 1, 2000 - 0000276716-00-000013

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000021832-00-000188

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Strategic Fund dated October 31, 1999 - 0000950146-00-000026

o The financial statements included in the Strategic Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0001005477-00-005056

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Fund dated October 31, 1999 - 0000950146-00-000030

o The financial statements included in the Liberty Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0001005477-00-005057

o The Statement of Additional Information of the Liberty Fund dated November 8, 2000 relating to the Acquisition.

o    The   Prospectuses   of  the  Small  Cap  Fund   dated   March  1,  2000  -
     0000276716-00-000014

o    As supplemented on May 5, 2000 - 0000021832-00-000075

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 1, 2000 - 0000883163-00-000069

o The Statement of Additional Information of the Small Cap Fund dated March 1, 2000 - 0000276716-00-000014

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000883163-00-000084

o The Statement of Additional Information of the Special Fund dated March 1, 2000 - 0000276716-00-000014

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000883163-00-000084

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Small Cap Fund dated October 31, 1999 - 0000950146-00-000038

o The financial statements included in the Small Cap Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0000950135-00-003559

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Special Fund dated October 31, 1999 - 0000950146-00-000038

o The financial statements included in the Special Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0000950135-00-003559

o The Statement of Additional Information of the Special Fund dated November 8, 2000 relating to the Acquisition.

o    The   Prospectuses   of  the   Balanced   Fund   dated   March  1,  2000  -
     0000276716-00-000014

o    As supplemented on May 5, 2000 - 0000021832-00-000075

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 1, 2000 - 0000883163-00-000069

o The Statement of Additional Information of the Balanced Fund dated March 1, 2000 - 0000276716-00-000014

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o As supplemented on August 21, 2000 - 0000883163-00-000084 o The Statement of Additional Information of the Equity Fund dated March 1, 2000 - 0000276716-00-000014

o    As supplemented on June 23, 2000 - 0000021832-00-000114

o    As supplemented on August 21, 2000 - 0000883163-00-000084

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Balanced Fund dated October 31, 1999 - 0000950146-00-000038

o The financial statements included in the Balanced Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0000950135-00-003559

o The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Equity Fund dated October 31, 1999 - 0000950146-00-000038

o The financial statements included in the Equity Fund's Semi-Annual Report to Shareholders dated April 30, 2000 - 0000950135-00-003559

o The Statement of Additional Information of the Equity Fund dated November 8, 2000 relating to the Acquisition.

o Post-Effective Amendment No. 115 to the Registration Statement of Liberty Funds Trust III relating to the Prospectus and Statement of Additional Information of Liberty Select Value Fund, Class S and Liberty Special Fund, Class I - 0000021832-00-000251

-----------------

(1) Incorporated by reference to Post-Effective Amendment No. 97 to Form N-1A filed on or about February 13, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 104 to Form N-1A filed on or about October 30, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 110 to Form N-1A filed on or about August 12, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 94 to Form N-1A filed on or about July 28, 1995.

(5) Incorporated by reference to Post-Effective Amendment No. 107 to Form N-1A filed on or about December 31, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 101 to Form N-1A filed on or about July 24, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 113 to Form N-1A filed on or about February 17, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 109 to Form N-1A filed on or about March 1, 1999.


Item 17. Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Liberty Funds Trust III (Trust), as amended, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by officers of the Trust as officers and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of Liberty Funds Trust III.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 5th day of October, 2000.

                                   LIBERTY FUNDS TRUST III



                                   By:/s/STEPHEN E. GIBSON
                                      ---------------------------------
                                      Stephen E. Gibson

                                    President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE              TITLE                                   DATE
---------              -----                                   ----


/s/STEPHEN E. GIBSON   President (chief                        October 5, 2000
-----------------
Stephen E. Gibson      executive officer)



/s/PAMELA A. MCGRATH   Treasurer and Chief Financial Officer   October 5, 2000
-----------------
Pamela A. McGrath      (principal financial  and accounting
                       officer)

/s/TOM BLEASDALE*                  Trustee
-------------------
   Tom Bleasdale

/s/LORA S. COLLINS*                Trustee
-------------------
   Lora S. Collins

/s/JAMES E. GRINNELL*              Trustee
---------------------
   James E. Grinnell

/s/RICHARD W. LOWRY*               Trustee
--------------------
   Richard W. Lowry

/s/SALVATORE MACERA*               Trustee
--------------------
   Salvatore Macera

                                              */s/ WILLIAM J. BALLOU
                                              ----------------------
                                                   William J. Ballou
/s/WILLIAM E. MAYER*               Trustee         Attorney-in-fact
--------------------                               For each Trustee
   William E. Mayer                                October 5, 2000

/s/JAMES L. MOODY, JR. *           Trustee
------------------------
   James L. Moody, Jr.

/s/JOHN J. NEUHAUSER*              Trustee
---------------------
   John J. Neuhauser

/s/JOSEPH R. PALOMBO*              Trustee
---------------------
   Joseph R. Palombo

/s/THOMAS E. STITZEL*              Trustee
---------------------
   Thomas E. Stitzel

/s/ANNE-LEE VERVILLE*              Trustee
---------------------
   Anne-Lee Verville

                                  EXHIBIT INDEX

Exhibit               Item

(4)(a) Form of Agreement and Plan of Reorganization between Stein Roe Disciplined Stock Fund and Liberty Select Value Fund

   (b) Form of Agreement and Plan of Reorganization between Liberty Small-Cap Value Fund and Liberty Select Value Fund

   (c) Form of Agreement and Plan of Reorganization between Liberty Strategic Balanced Fund and The Liberty Fund

   (d) Form of Agreement and Plan of Reorganization between Liberty Contrarian Small Cap Fund and Liberty Special Fund

   (e) Form of Agreement and Plan of Reorganization between Liberty Contrarian Balanced Fund and Liberty Contrarian Balanced Fund

(11)(a) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (b) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Small Cap Value Fund

    (c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Strategic Balanced Fund

    (d) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Small Cap Fund

    (e) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Equity Fund

(12)(a)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Bell, Boyd & Lloyd with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (b)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Disciplined Stock Fund

    (c)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Small Cap Value Fund

    (d)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Strategic Balanced Fund

    (e)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Small Cap Fund

    (f)        Opinion and Consent of Counsel on Tax Matters and
               Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Balanced Fund

(14)(a)        Consent of Independent Accountants (Arthur Andersen)

    (b)        Consent of Independent Accountants (PWC)

    (c)        Consent of Independent Auditors (E&Y)

    (d)        Consent of Independent Accountants (KPMG)

(17)(i)        Form of Proxy Card and Proxy Insert
               (Stein Roe Disciplined Stock Fund)

    (j)        Form of Proxy Card and Proxy Insert
               (Liberty Small Cap Value Fund)

    (k)        Form of Proxy Card and Proxy Insert
               (Liberty Strategic Balanced Fund)

    (l)        Form of Proxy Card and Proxy Insert
               (Liberty Contrarian Small Cap Fund)

    (m)        Form of Proxy Card and Proxy Insert
               (Liberty Contrarian Balanced Fund)